UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2012
Date of reporting period: January 1, 2013 – June 30, 2013

Item 1. Reports to Shareholders.

SEMIANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

SMALL-CAP

DIVERSIFIED

Royce Pennsylvania Mutual Fund

Royce Low-Priced Stock Fund

Royce Heritage Fund

Royce Value Plus Fund

FOCUSED

Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

TOTAL RETURN

Royce Total Return Fund

Royce Dividend Value Fund

MICRO-CAP

Royce Micro-Cap Fund

Royce Opportunity Fund

GLOBAL/INTERNATIONAL

Royce Global Value Fund

Royce International
Smaller-Companies Fund

www.roycefunds.com

A Fresh Experience at RoyceFunds.com

Welcome to the new RoyceFunds.com! We’ve redesigned the site in order to give you a simpler, more efficient, and user-friendly online experience that’s been optimized for compatibility with any device.

ACCESS ALL IN ONE PLACE
Fund pages have been enhanced to bring you all the information you need on your investments without leaving the page.

LEARN ABOUT PORTFOLIO MANAGERS
Interactive and colorful, our People pages provide professional bios as well as videos, funds managed, commentaries, and news from your favorite Royce managers.

MAKE THE SITE WORK FOR YOU
In addition to Shareholder Account Access, you can register for an account and log in to personalize your experience. With the My Funds feature, you’ll be able to organize and check in on your Funds at any time and on any device.

eDelivery Saves! Sign Up Now.
eDelivery saves paper, time, and fund expenses.[1] Sign up now to view statements, prospectuses, financial reports, and tax forms online.
> www.roycefunds.com/edelivery
[1] Any direct Royce Funds IRA investor who chooses eDelivery of prospectuses, financial reports, and RWord will be exempt from the $15 annual IRA maintenance fee. (We will continue to also waive the fee for investors with more than $20,000 invested in Royce IRAs at the time the fee is charged, and for new transfer and rollover accounts in their first year.)

Stay Informed
Follow us on Twitter, watch us on YouTube, subscribe to our RSS feed, and sign up for our monthly eWord newsletter to stay up to date on the latest from The Royce Funds.
www.twitter.com/roycefunds
www.youtube.com/roycefunds
www.roycefunds.com/eword
www.roycefunds.com/rss

This page is not part of the 2013 Semiannual Report to Shareholders

Semiannual Review

Royce Featured Fund Guide	2

Portfolio Characteristics	4

Performance and Expenses	5

Market Cycle and Risk Adjusted Performance	6

Letter to Our Shareholders	7

Fund Focus	14

2013 In Quotes	131

Making Headlines	132

Postscript: Searching for Super Small-Cap Companies Through the Macro Noise	Inside Back Cover

Semiannual Report to Shareholders	15

This page is not part of the 2013 Semiannual Report to Shareholders | 1

Royce Featured Fund Guide

Value-Oriented Small-Cap Offerings Tailored to Specific Investor Needs

INVESTMENT UNIVERSE BREAKDOWN[1]

The size and diversity of the small-company universe make it a unique and fertile area for investment. For 40 years, it has been our primary area of focus. Over that time, this universe has evolved into an established asset class used by a wide range of investors, including institutions, consultants, advisors, and individuals. Today, there are numerous small-cap and micro-cap indexes and ETFs. Importantly, the continuous regeneration of the asset class, through the entrance of new companies, spin-offs, and IPOs, makes it an evergreen source of investment opportunities. This is why we have elected to focus on the smaller-company universe and believe it is ideally suited for a variety of distinct offerings. Our Featured Funds offer broad exposure to this large and diverse universe.

Market Cap
The smaller company universe consists of more than 4,000[1] publicly traded companies in the U.S. (and more than 21,700[1] outside the U.S.). We break it down into two distinct market segments: micro-cap—companies with market caps up to $750 million—and small-cap—companies with market caps between $750 million and $2.5 billion.
     Sorting the universe into two markets is critical because, in our experience, each requires a portfolio approach based primarily on diversification needs. Our portfolio managers share a common investment approach, one that emphasizes paying attention to risk and buying what each thinks are strong businesses at discounted prices, but our portfolios also possess important differences that make each one unique.
     Each portfolio falls within the small-cap universe, in terms of constituent names.

Portfolio Approach
Our portfolio managers possess broad latitude within our investment universe, though in general they seek a combination of quality—measured by the balance sheet and returns on invested capital—and valuation.
     Portfolios that invest more heavily in micro-caps are, in general, more broadly diversified due to liquidity considerations; those that invest primarily in the upper end of the small-cap universe tend to be more focused. In addition, we seek to take advantage of pockets of opportunity, such as dividend-paying companies, low-priced companies, turnarounds, special situations, etc., within each universe.

Broadly Diversified Portfolios
A broadly diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Focused Portfolios
A focused portfolio at Royce is one that either (i) generally invests in no more than 100 companies and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

[1] Reuters as of 6/30/13

The Royce Funds invest primarily in micro-cap, small-cap, and/or mid-cap stocks, which may involve considerably more risk than investing in larger-cap stocks (please see “Primary Risks for Fund Investors” in the prospectus). Each Fund may invest a portion of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments (please see “Investing in Foreign Securities” in the prospectus). Distributor: Royce Fund Services, Inc.

2 | This page is not part of the 2013 Semiannual Report to Shareholders

This guide is designed to help investors better understand both the different approaches and the common ground among our portfolios. Looking closely at our Featured Funds allows investors to see other important differences—in levels of volatility, sector orientation, and investment themes—within the context of our two key differentiators, namely, market cap and portfolio approach. We think that understanding these differences can inform asset allocation decisions, especially when investors incorporate more than one Royce offering within their portfolios. Listed below are our Funds arranged by average market cap. For a complete listing of our Funds and their attributes please visit our website at www.roycefunds.com.

Fund Tools Go online for more tools to help you better understand our Funds. Compare Funds > www.roycefunds.com/compare Prices & Performance > www.roycefunds.com/prices

[1] Only available to existing investors and relationships.

[2] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

This page is not part of the 2013 Semiannual Report to Shareholders | 3

Portfolio Characteristics	Through June 30, 2013

		Longevity	Average		2012	% of	Five-Year
		of Fund	Market	Number of	Turnover	Non-U.S.	Standard
Fund	Portfolio Manager(s)	(in years)	Cap[1]	Holdings	Rate	Securities	Deviation

SMALL-CAP

DIVERSIFIED

Royce Pennsylvania Mutual Fund	Chuck Royce	40	$1,671	578	22%	7.6%	23.51

Royce Low-Priced Stock Fund	Whitney George	19	1,140	129	8	34.0	26.29

Royce Heritage Fund	Chuck Royce, Jim Harvey, Steven McBoyle	17	3,079	186	39	18.4	25.18

Royce Value Plus Fund	Chip Skinner	12	1,774	103	32	9.2	23.91

FOCUSED

Royce Premier Fund	Chuck Royce, Whitney George	21	2,599	78	7	11.1	22.32

Royce Special Equity Fund	Charlie Dreifus	15	1,799	48	31	0.0	17.60

Royce Value Fund	Jay Kaplan	12	2,507	53	25	6.8	24.60

Royce 100 Fund	Chuck Royce, Lauren Romeo	10	2,181	98	13	7.6	23.20

TOTAL RETURN

Royce Total Return Fund	Chuck Royce, Jay Kaplan	19	2,201	457	17	9.2	19.68

Royce Dividend Value Fund	Chuck Royce, Jay Kaplan	9	2,753	253	28	22.3	21.22

MICRO-CAP

Royce Micro-Cap Fund	Jenifer Taylor	21	373	194	15	14.6	23.87

Royce Opportunity Fund	Buzz Zaino	16	719	317	34	3.3	31.13

GLOBAL/INTERNATIONAL

Royce Global Value Fund	Whitney George, David Nadel	6	1,579	67	36	78.9	26.10

Royce International Smaller-Companies Fund	Chuck Royce, David Nadel	5	1,037	130	44	92.2	23.03

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

4 | This page is not part of the 2013 Semiannual Report to Shareholders

Performance and Expenses	Through June 30, 2013

	Average Annual Total Returns
								Gross Annual	Net Annual
						40-Year or Since	Inception	Operating	Operating
Fund	Year-to-Date[1]	1-Year	5-Year	10-Year	20-Year	Inception	Date	Expenses	Expenses

SMALL-CAP

DIVERSIFIED

Royce Pennsylvania Mutual Fund	11.57%	22.92%	7.23%	10.29%	10.62%	13.86%	n.a.	0.90%	0.90%

Royce Low-Priced Stock Fund	-1.23	4.29	3.06	7.97	n.a.	11.20	12/15/93	1.58	1.50

Royce Heritage Fund	9.41	22.15	9.64	10.73	n.a.	13.51	12/27/95	1.51	1.51

Royce Value Plus Fund	12.36	22.27	4.75	10.91	n.a.	11.90	6/14/01	1.46	1.46

FOCUSED

Royce Premier Fund	7.88	17.13	6.72	11.98	11.77	12.10	12/31/91	1.06	1.06

Royce Special Equity Fund	12.40	22.34	11.67	9.85	n.a.	9.69	5/1/98	1.13	1.13

Royce Value Fund	8.47	20.82	3.94	11.67	n.a.	10.76	6/14/01	1.45	1.45

Royce 100 Fund	10.56	21.20	8.49	10.75	n.a.	10.75	6/30/03	1.48	1.48

TOTAL RETURN

Royce Total Return Fund	12.85	23.94	7.67	9.05	n.a.	11.11	12/15/93	1.14	1.14

Royce Dividend Value Fund	10.89	23.67	9.76	n.a.	n.a.	9.04	5/3/04	1.52	1.52

MICRO-CAP

Royce Micro-Cap Fund	3.04	8.46	4.68	9.79	11.13	12.13	12/31/91	1.49	1.49

Royce Opportunity Fund	18.49	30.58	10.90	11.52	n.a.	12.98	11/19/96	1.14	1.14

GLOBAL/INTERNATIONAL

Royce Global Value Fund	-4.78	6.18	1.34	n.a.	n.a.	4.08	12/29/06	1.81	1.70

Royce International
Smaller-Companies Fund	-0.71	13.46	5.06	n.a.	n.a.	5.06	6/30/08	2.15	1.71

INDEX

Russell 2000 Index	15.86	24.21	8.77	9.53	8.88	n.a.	n.a.	n.a.	n.a.

Russell Microcap Index	18.32	25.38	8.53	7.81	n.a.	n.a.	n.a.	n.a.	n.a.

Russell Global Small Cap Index	6.72	18.48	4.16	10.33	n.a.	n.a.	n.a.	n.a.	n.a.

Russell Global ex-U.S. Small Cap Index	1.76	15.45	2.01	11.32	n.a.	n.a.	n.a.	n.a.	n.a.

[1] Not annualized

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares of Royce Global Value and International Smaller-Companies Funds redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Royce Funds. Shares of all other Funds redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, if any, to the extent necessary to maintain net operating expenses at or below: 1.49% for Royce Low-Priced Stock Fund; 1.69% for Royce Global Value and International Smaller-Companies Funds through April 30, 2014; and at or below 1.99% for Royce Global Value and International Smaller-Companies Funds through April 30, 2023. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of the Funds’ Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Global Value and International Smaller-Companies Funds invest a significant portion of their respective assets in foreign companies which may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in foreign securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. Distributor: Royce Fund Services, Inc.

This page is not part of the 2013 Semiannual Report to Shareholders | 5

Market Cycle and Risk Adjusted Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. While flourishing in an up market is wonderful, surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both an up and down market period.

Since the inception of the Russell 2000 index on 12/31/78, there have been 10 full market cycles, with the most recent peaking on 4/29/11. Market cycles are defined as those that have retreated at least 15% from a previous market peak and have rebounded to establish a new peak above the previous one. Each market cycle contains a peak-to-trough and a trough-to-peak period. Interestingly, over the small-cap index’s 30+ year history, each style index—the Russell 2000 Value Index and the Russell 2000 Growth Index—outperformed in five of the 10 full market cycles. In fact, leadership has alternated between growth and value over the last six cycles. If history were to adhere to this pattern, value would lead in the current cycle that began on 4/29/11.

RISK / RETURN PROFILE 10-YEAR PERIOD ENDED JUNE 30, 2013

For the 10-year period ended 6/30/13, nine out of 11 Royce Funds with 10 years of history outperformed the Russell 2000, while 10 of the 11 did so with better risk-adjusted returns and Sharpe ratios.
In addition, for the 10-year period ended 6/30/13, six of the 11 Royce Funds outperformed the Russell 2000 with lower volatility.

SMALL-CAP MARKET CYCLE: RUSSELL 2000 INDEXES TOTAL RETURNS

ROYCE U.S. EQUITY FUNDS VS. RUSSELL 2000 INDEX:
MARKET CYCLE RESULTS

	Peak-to-	Peak-to-	Peak-to-
	Peak	Peak	Current
	3/9/00–	7/13/07–	4/29/11
Fund	7/13/07	4/29/11	6/30/13

SMALL-CAP

DIVERSIFIED

Royce Pennsylvania Mutual Fund	207.1%	11.6%	9.8%

Royce Low-Priced Stock Fund	198.9	27.2	-19.2

Royce Heritage Fund	150.4	25.3	2.7

Royce Value Plus Fund	n.a.	-3.0	6.3

FOCUSED

Royce Premier Fund	198.1	29.9	5.7

Royce Special Equity Fund	227.4	20.8	21.0

Royce Value Fund	n.a.	17.4	-1.6

Royce 100 Fund	n.a.	27.6	4.4

TOTAL RETURN

Royce Total Return Fund	193.9	6.8	16.9

Royce Dividend Value Fund	n.a.	21.6	14.4

MICRO-CAP

Royce Micro-Cap Fund	197.4	24.9	-10.9

Royce Opportunity Fund	191.8	6.9	17.2

INDEX

Russell 2000	54.8	6.6	16.6

Russell 2000 Value	189.4	-1.4	17.8

Russell 2000 Growth	-14.8	14.3	15.4

All performance information above reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted.

6 | This page is not part of the 2013 Semiannual Report to Shareholders

Letter to Our Shareholders

Exile on Wall Street
The small-cap market reached peaks in July 2007 and April 2011 before surging to its most recent record highs. Surveying the small-cap landscape from the vantage points of these respective summits shows that each cycle (the second of which is still going on) has presented a difficult environment for active managers such as the parties penning this letter. This has been particularly true of the most recent period, which has seen solid results for the major small-cap indexes, ETFs, and other passive investment vehicles, while the active managers who once routinely outperformed all of them have achieved more muted results. The current phase has favored more defensive sectors and investments with high dividend yields, such as REITs and MLPs. Strong balance sheets and higher quality metrics such as returns on invested capital (ROIC) have also been out of favor in this world of easy money and zero interest rates that tends to be more supportive of lower-quality businesses. And we have not even mentioned the flight to fixed income, which, along with the proliferation of ETFs, has been one of the most significant developments in the investment world during the last three-plus years.
By buying out-of-favor companies and
rooting around beaten down sectors and
industries, we do things every day that
may not look particularly savvy to many
on Wall Street, at least in the short run.
After 40 years, we are used to doing
things according to our own principles
and long-term time frame and do not
mind being something akin to exiles on
Wall Street.

This page is not part of the 2013 Semiannual Report to Shareholders | 7

Charles M. Royce, President

As it has for the past few years,
sentiment once again shifted
dramatically in the second quarter
and volatility returned to the
markets. However, unlike the
previous few years, it was the bond
market that felt the brunt of the
pain as speculation that the Federal
Reserve may soon pull back from
its unprecedented stimulus efforts
fueled a one percentage point jump
in 10-year Treasury yields during the
final two months of the quarter.

After gaining 12.4% in the first quarter
of 2013, the Russell 2000 Index
advanced 3.1% in the second quarter,
finishing the first half of the year with
a 15.9% gain. At the same time, the
CBOE Volatility Index (VIX), after
hitting a fresh 2013 low in March 2013,
spiked 33% in the second quarter—the
largest quarterly increase since
the third quarter of 2011.

In the span of one quarter, we have
transitioned from a world in which the
idea that interest rates would remain
indefinitely low to one in which the
shift back to a more normalized yield
environment is now center stage.

Continued on page 10...
Letter to Our Shareholders
     These events took shape in a market that has featured regular spasms of high volatility and periods of declining stock prices, some of them of a historically extreme nature. These are periods in which fundamentally driven active management approaches such as ours have historically proven their worth. That many of our portfolios struggled to preserve their value as effectively as they have done historically during the market downturns since the pre-crisis peak in July 2007 has been frustrating and humbling, to say the least. Yet investing is a routinely humbling business. This is not the first time (and almost certainly won’t be the last) in which we have endured a prolonged relative slump versus the small-cap market as a whole. But behind every contrarian, especially an out-of-sync one, is a disciplined investor. By buying out-of-favor companies and rooting around beaten down sectors and industries, we do things every day that may not look particularly savvy to many on Wall Street, at least in the short run. After 40 years, we are used to doing things according to our own principles and long-term time frame and do not mind being something akin to exiles on Wall Street.
     It should come as no surprise, then, that we are not persuaded—or even bothered—by those voices suggesting that active management has perhaps seen its day in the sun. With ETFs and high-frequency trading seemingly making markets that much more efficient, with so many investors disenchanted with equities, and with sustained periods of relative underperformance in the books, perhaps (so the argument runs) active managers should simply switch to indexing or find another line of work. To be sure, the last several years have given us little to crow about (while serving up plenty of crow to eat). However, we remain as enthusiastic as ever about active management in general and value-oriented small-cap investing in particular. To paraphrase Mark Twain, we find reports of the death of active management to be greatly exaggerated.
     So while lower-quality stocks have dominated the market and outperformed many of our holdings through the current cycle, we are undeterred in our conviction that well-run, cash-rich businesses with high returns on invested capital remain the best route to building long-term wealth. It is also important to remember that many stocks possessing these attributes have done very well on an absolute basis through the current cycle even as they have suffered in comparison to their more defensive or higher-yielding cohorts. Finally, we have already seen signs of a change in which we think the kind of higher-quality companies that we favor can assume a leadership role. There were encouraging signals in May and in the second half of 2012 that investors were giving more thought to fundamentals. In short, we are excited about the days ahead. We are bullish not only on stocks but, more important, on our specific approach to quality and active management.

8 | This page is not part of the 2013 Semiannual Report to Shareholders

Tumbling Dice

When 2012 drew to a close, we were equally optimistic. The second half of 2012 offered much that was good for what ailed quality-centric investors. The last few months in particular saw a brief resurgence of quality as many companies with strong balance sheets, high ROIC, and strong cash flow characteristics outpaced the rest of the small-cap market. This rally did not last long into 2013, however, as more highly levered and lower ROIC businesses soon resumed leadership. Quality stocks for the most part acquitted themselves well in the bullish first quarter; they simply did not attract as much interest as more defensive areas. The strongest sectors for the small-cap Russell 2000 Index during the first quarter were Health Care, Consumer Discretionary, and Financials, the latter drawing much of its strength from REITs. More cyclical sectors such as Technology and Energy, which we see as featuring some of the most attractively valued, high-quality companies available over the last couple of years, lagged.

     The result was a strong opening quarter for stocks across the board. Small-caps led, showing positive returns for the third consecutive quarter. The Russell 2000 gained 12.4% compared to respective gains of 11.0% and 10.6% for the large-cap Russell 1000 and S&P 500 Indexes, while the more tech-oriented Nasdaq Composite rose 8.2%. Quality stocks resuming their back seat was not entirely surprising. Stocks as a whole have been on an encouraging roll since the low on June 2, 2012, so some give-back was not entirely unexpected, even if it was somewhat disappointing.

     Going into the second quarter, we were confident that the rally could last, though we also assumed that a correction would be a natural part of a longer-term bullish trend, as has been the case over the past several years. While share prices all over the globe were more volatile in the second quarter, on the domestic front a rocky market still resulted in positive returns, with strength across all asset classes. The tech-oriented Nasdaq Composite led for the quarter with a 4.2% advance. Small-cap edged out the large-cap indexes, with the Russell 2000 up 3.1% for the quarter compared to respective gains of 2.9% and 2.7% for the S&P 500 and Russell 1000 Indexes.
     One-year results were also strong for the major indexes, with the Russell 2000 leading (+24.2%), followed by the Russell 1000 (+21.2%), S&P 500 (+20.6%), and Nasdaq (+16.0%). Three-year results were even more closely aligned, offering compelling evidence of just how tightly correlated equity returns have been. Average annual total returns for the three-year period ended June 30, 2013 for the Russell 2000 (+18.7%), the Russell 1000 (+18.6%), and S&P 500 (+18.5%) were within two-tenths of one another while the Nasdaq rose 17.3% over the same span. That stocks continue to perform well could be seen by the fact that trailing one-, five-, and 10-year results for the small-cap and two large-cap indexes were well ahead of their returns for the same periods ended one year prior.
     Micro-cap returns also continued their ascent. The Russell Microcap Index gained 18.3% year-to-date through June 30, 2013. Its one-year result was also strong, up 25.4%.
We are bullish not only on stocks but, more important, on our specific approach to quality and active management.

This page is not part of the 2013 Semiannual Report to Shareholders | 9

From our perspective, the end to the
easy money bias that has been in place
for several years presents an attractive
environment for active managers
with an absolute orientation like
us, as underlying fundamentals and
less-leveraged balance sheets should
become increasingly more important.

We have long thought that the ongoing
efforts to reflate the economy through
numerous quantitative easings and a
zero interest rate policy would have
unintended consequences. To be
sure, the actions of the Fed have been
distorting asset pricing and valuations
in the equity market in a number of
ways. Many of the fundamental qualities
we hold so dear, for example, seem
temporarily suspended in an investment
world where highly-leveraged businesses
are benefiting from the ability to
restructure their debt, lower funding
costs, and extend maturities.

The unintended consequence of
leveling the playing field has given
lower-quality companies the luxury of
time, which in a normal environment
they would not have. It would not
surprise us to see these trends reverse
as tapering is implemented and
monetary stimulus is slowly trimmed
back and ultimately withdrawn.

To be clear, our balance sheet scrutiny is
paramount to our process, particularly
our focus on risk. To that end, we have
always chosen to focus on companies
with high operating leverage. Our
measure of financial leverage centers
on the ratio of assets to stockholders’
equity, looking for a two-to-one ratio
for non-financial companies.

Continued on page 12...

Letter to Our Shareholders

The micro-cap index’s trailing three-, five-, and 10-year results were also fine, though it trailed the Russell 2000 in these periods. By contrast, mid-caps narrowly underperformed year-to-date—the Russell Midcap Index rose 15.5% through the end of June—but outpaced their small-cap peers for the one-, three-, 10-, 15-, 20-, and 25-year periods ended June 30, 2013. This impressive long-term record helps to explain why we think of mid-caps as the market’s stealth asset class.
     Outside the U.S., short- and intermediate-term results were far less bullish. The first quarter saw positive, though lower, returns for the Russell ex-U.S. Small Cap Index, which climbed 6.5% while the Russell ex-U.S. Large Cap Index was up 3.1%. Second-quarter results slipped into the red as the Russell ex-U.S. Small Cap Index fell 4.5% and the Russell Global ex-U.S. Large Cap Index was down 2.9%. This resulted in considerably lower year-to-date results through June 30, 2013: the Russell ex-U.S. Small Cap Index was up 1.8% while its large-cap sibling managed only a 0.1% advance. In this context it was hardly surprising that one-, three-, and five-year results for the non-U.S. indexes were also well behind their U.S. equivalents for the periods ended June 30, 2013.

Shine a Light
Among The Royce Funds in this Semiannual Review and Report, only Royce Opportunity Fund outperformed its benchmark for the year-to-date period through the end of June, providing a happy exception to what was otherwise a lackluster six months on a relative basis. The remaining 13 portfolios ran the gamut. There were the portfolios that turned in strong absolute results—Royce Pennsylvania Mutual, Value Plus, Special Equity, 100, Total Return, and Dividend Value Funds. Next came three others that were not quite as robust but still posted solid absolute returns—Royce Heritage, Premier, and Value Funds. Last were those that struggled—Royce Low-Priced Stock, Micro-Cap, Global Value, and International Smaller-Companies Funds.
     As a group, the Funds featured in this Semiannual Review and Report had strong results from several sectors, including Consumer Discretionary, Information Technology, Industrials, and Financials. Those portfolios with anything beyond a modest amount of exposure to the Materials sector generally paid a high price in the form of sizable net losses. These declines came overwhelmingly from the metals & mining industry, especially from precious metals mining companies, a once sterling industry that has recently become a persistent trouble spot for a few Royce-managed portfolios.
     In the first quarter cyclical companies mostly lagged defensive sectors, but the second quarter offered a more eclectic, and thus encouraging, mix. Within the Russell 2000, both Consumer-oriented sectors remained strong, as did Health Care, Information Technology, and Telecommunication Services. However, the more cyclical Energy, Materials, and

10 | This page is not part of the 2013 Semiannual Report to Shareholders

2013 YEAR-TO-DATE TOTAL RETURNS FOR THE ROYCE FUNDS VS. BENCHMARK INDEXES As of 6/30/13

Industrials sectors fell, as did more high-yielding areas such as REITs and Utilities. The S&P 500 showed a similarly scrambled pattern among large-cap sector returns. Although painful in the short term, we see this growing differentiation as a very positive sign that the market is beginning to break out of its correlation groove.

Let it Loose
During the first half of 2013 the stock market displayed a broadly similar pattern of results to the first halves of 2010, 2011, and 2012. This was a model in which a robustly bullish first quarter gave way to a far more volatile second quarter, with a sudden shift in market sentiment driven primarily by global macro issues. However, this year’s first half also showed some notable differences that suggest a break with the market’s previously unyielding pattern of the last three calendar years—a pattern marked by closely correlated returns and, as a result, relatively uninspired results for many active managers. For example, during the first quarter of 2013 the market was remarkably good at tuning out a great deal of ominous political news. When Congress and the President failed to produce a long-term plan to tackle the deficit, the

Our contention is that the unusual
performance pattern spurred by the
effects of multiple rounds of QE and
zero interest rates has begun to
unwind, which will set the stage for
more fundamentally based value-oriented
approaches to take hold
of market leadership.

This page is not part of the 2013 Semiannual Report to Shareholders | 11

This is an important part of our
ongoing search for a company’s
“margin of safety.” If a company is
carrying too much debt, it impedes its
own ability to meet the challenge of
out-of-left-field occurrences such as
lawsuits, the loss of a major customer,
or overseas currency crises.

A conservatively capitalized company,
especially a smaller company, can
better weather these storms because
it has the necessary financial reserves
to do so, while a company with too
much debt on the balance sheet runs a
greater risk that stormy weather will
turn into a hurricane.

We also view financially strong
companies as well-positioned to grow.
The assets of these companies are
derived more from retained earnings
than paid-in capital, i.e., they have
the ability to self-fund their own
success as a business.

Of course, transitions are never easy.
Shifting back to a more normalized
yield environment is likely to be marked
by increased volatility and pockets of
uncertainty. Stock prices have begun
the transition from their reliance on
monetary policy to fundamentals,
which is a process we believe will stress
the importance of companies with
strong, less-leveraged balance sheets,
excess cash flow generation, and the
ability to self-finance.

We look forward to a more normalized
yield environment that could usher in
that long-awaited flight to quality.

Letter to Our Shareholders

market mostly shrugged and continued to climb. When sequestration began to take effect in the aftermath of the stalled budget negotiations, stocks once again paused then resumed moving upward.
     This stood in stark contrast to what we saw in 2010, 2011, and most of the first half of 2012, when the markets seemed to react to little other than macro headlines that were themselves largely driven by political events. In addition, when macro issues did inspire a sell-off, year-to-date returns were not too adversely affected, with most stocks and domestic indexes escaping the more uncertain second quarter of 2013 in the black despite a 33% second-quarter spike in the CBOE Volatility Index (VIX). This increase was the largest quarterly advance for the VIX, which hit a fresh 2013 low in March before spiking higher, since the third quarter of 2011. Another significant deviation from the pattern of previous years was the pain born by the bond market. Speculation that the Fed would taper its stimulus efforts fueled a full one percentage point jump in 10-year Treasury yields during May and June. We saw an encouraging variation in performance at the stock, industry, and sector levels, which was especially pronounced in these same two months, as signals that the economy was slowly finding its way back to more historically normal—that is, less Fed-dependent—levels of growth and activity.

Happy?
All of this makes us optimistic. Our contention is that the unusual performance pattern spurred by the effects of multiple rounds of QE and zero interest rates has begun to unwind, which will set the stage for more fundamentally based value-oriented approaches to take hold of market leadership. One sign that the process has already begun is that

12 | This page is not part of the 2013 Semiannual Report to Shareholders in the space of roughly three months we have moved from an environment in which many believed that interest rates would remain low indefinitely to one in which more historically normal yields are inching closer and closer. We have argued that an unintended consequence of QE and zero interest rates has been to make life a little too easy for lower-quality companies. Highly levered businesses have been able to re-finance their obligations at record low rates and thus not pay the usual economic cost for being over-levered. This unnatural and (we believe) temporary advantage reduced the attractiveness of the conservatively capitalized businesses that have been our portfolio mainstays since the early 1970s. However, with Fed policy changing, we are moving closer to a market in which strong fundamentals are likely to be in high demand once more.
     What Ben Bernanke actually said back in June about the Fed potentially tapering its bond purchases seemed entirely positive. Many of us have been waiting for the economy and the markets to return to more historically normal conditions for some time. We have been especially eager to see interest rates normalize, which would be as sure a sign as any that the economy and markets are operating at something like business as usual (and this period of QE and zero interest rates has been anything but that). We suspect an environment in which the Fed is not as intimately involved in the economy will be a healthy one for stocks. So while many investors saw the Fed’s plans to taper bond purchases as a cause for alarm, we saw it as an affirmation that the economy is healing as it grows. Within the next couple of years, it should grow even stronger. Along with more historically normal—that is, higher—rates, this would be a very welcome development for equities in our view, particularly the kind of attractively valued, well-run, financially strong small-cap businesses that remain our favorites. Guarded optimism may be as close to bliss as we can usually get, but we have seldom felt more confident about our investment approach as we do right now, looking out on the months and years to come.

Sincerely,

Guarded optimism may be as close to bliss as we can usually get, but we have seldom felt more confident about our investment approach as we do right now, looking out on the months and years to come.

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2013

This page is not part of the 2013 Semiannual Report to Shareholders | 13

Fund Focus

While in the investment world, an “opportunity” nearly always refers to a possibly positive circumstance or a chance for growth, “opportunistic” often implies an act or attitude more appropriate for speculators or other people with a decidedly short-term mindset and a healthy—perhaps too healthy—appetite for risk. However, in Royce Opportunity Fund (ROF), portfolio manager Buzz Zaino uses an opportunistic approach to small-cap value investing that has achieved long-term results which look anything but negative (see the table below). As a result of the Fund’s success, we have entirely positive associations with both terms.
     Buzz joined Royce in January 1998. He shares with our founder and Co-CIO Chuck Royce the experience of having been a young and relatively inexperienced portfolio manager through the rise and fall of the “Nifty Fifty” market of 1973-74, one whose precipitous declines shook the equity world as dramatically as the crisis period of late 2008-09. During the earlier period, Buzz was managing the Lehman Capital Fund, where he developed the theme-based methodology that he has used throughout his career.
     Buzz’s security selection process differs from that used by most of our portfolio managers, who begin with the balance sheet and proceed to factors such as returns on invested capital and the ability to generate free cash flow. By contrast, Buzz favors small-cap turnarounds and special situations. He looks for a catalyst for change at the company or industry level, one that he thinks is likely to eventually reverse the firm’s fortunes and drive its stock price upward.
     He typically slots purchase candidates into one of four themes: Companies with unrecognized asset values are those selling below probable liquidating value, franchise value, tangible book value, or physical asset value relative to plant or liquid assets. Turnarounds are companies recovering from depressed operating margins due to management changes or industry- and/or sector-specific factors. Undervalued Growth stocks are those that we believe can provide potential growth rates of at least 12%, have strong balance sheets, and whose stock prices are selling at relatively low valuations. Interrupted Earnings are companies with the potential for either a 20% annual growth rate or preeminent market position, accompanied by a price-earnings multiple substantially less than the expected growth rate.
     At the same time, these purchase candidates must be, in his words, “statistically valid for a value portfolio.” The primary metrics used to determine this are price-to-book and price-to-sales ratios, as Buzz believes that examining each in concert provides the best estimate of a company’s potential to rebound. He prefers companies with low debt, but is willing to look past a less-than-pristine balance sheet if he believes that the company is otherwise well-positioned to generate positive or improved earnings. He also begins to buy slowly, patiently building positions over time, usually at the first signs of corporate distress. Positions typically begin by accounting for anywhere from 0.25% to 0.50% of net assets. If the company’s stock price rises and it reaches to 1.00% of net assets, he generally begins to pare it back or sell it off entirely.
     Since Buzz began to manage the Fund in January 1998, ROF has been characterized by his disciplined and methodical approach, a commitment to broad diversity and an ample number of micro-cap stocks. Bill Hench joined Buzz as the Fund’s assistant portfolio manager in 2004 and together they have built a strong long-term performance record.

Royce Opportunity Fund vs the Russell 2000: Performance and Expense Information						Through June 30, 2013

	Average Annual Total Returns

							Since
							Inception	Net Operating
	Year-to-Date[1]	One-Year	Three-Year	Five-Year	10-Year	15-Year	(11/19/96)	Expenses

Royce Opportunity Fund	18.49%	30.58%	19.42%	10.90%	11.52%	12.11%	12.98%	1.14%

Russell 2000	15.86	24.21	18.67	8.77	9.53	6.60	7.85	n.a.

[1] Not annualized

Important Performance, Expense, and Risk Information

All performance information is for the Fund’s Investment Class, reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance information may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of ROF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class.

The Fund invests primarily in small-cap and micro-cap stocks, which may involve considerably more risk than investing in larger-cap stocks. (Please see “Primary Risks for Fund Investors” in the prospectus.) Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. Distributor: Royce Fund Services, Inc.

14 | This page is not part of the 2013 Semiannual Report to Shareholders

Semiannual Report to Shareholders

Managers’ Discussions of Fund Performance

SMALL-CAP

DIVERSIFIED

Royce Pennsylvania Mutual Fund	16

Royce Low-Priced Stock Fund	18

Royce Heritage Fund	20

Royce Value Plus Fund	22

FOCUSED

Royce Premier Fund	24

Royce Special Equity Fund	26

Royce Value Fund	28

Royce 100 Fund	30

TOTAL RETURN

Royce Total Return Fund	32

Royce Dividend Value Fund	34

MICRO-CAP

Royce Micro-Cap Fund	36

Royce Opportunity Fund	38

GLOBAL/INTERNATIONAL

Royce Global Value Fund	40

Royce International Smaller-Companies Fund	42

Schedules of Investments and Financial Statements	44

Notes to Financial Statements	111

Understanding Your Fund’s Expenses	125

Trustees and Officers	127

Board Approval of Investment Advisory Agreements	128

Notes to Performance and Other Important Information	130

The Royce Funds 2013 Semiannual Report to Shareholders | 15

Royce Pennsylvania Mutual Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			11.57%

One-Year			22.92

Three-Year			15.90

Five-Year			7.23

10-Year			10.29

15-Year			9.48

20-Year			10.62

25-Year			10.69

30-Year			11.03

35-Year			12.82

40-Year			13.86

ANNUAL EXPENSE RATIO

Operating Expenses			0.90%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

2012	14.6%	2004	20.2%

2011	-4.2	2003	40.3

2010	23.9	2002	-9.2

2009	36.3	2001	18.4

2008	-34.8	2000	18.3

2007	2.8	1999	6.0

2006	14.8	1998	4.2

2005	12.5	1997	25.0

TOP 10 POSITIONS % of Net Assets

Oil States International			1.1%

Federated Investors Cl. B			1.0

Reliance Steel & Aluminum			0.9

Helmerich & Payne			0.9

Unit Corporation			0.8

HEICO Corporation			0.8

Lincoln Electric Holdings			0.8

Applied Industrial Technologies			0.7

Advisory Board (The)			0.7

SEI Investments			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			25.8%

Information Technology			21.0

Consumer Discretionary			15.4

Financials			10.0

Materials			9.0

Health Care			7.7

Energy			7.0

Consumer Staples			1.9

Telecommunication Services			0.1

Miscellaneous			1.4

Cash and Cash Equivalents			0.7

Manager’s Discussion
The first half of 2013 featured a robust though increasingly volatile market for equities, particularly here in the U.S. The market was fueled by an economy that continued to grow, albeit far more slowly than anyone would like. Perhaps the most notable development was the Fed’s announcement in mid-June that, while interest rates would remain unchanged at essentially zero, it would begin to taper the pace of bond purchases later in 2013. This sent the global financial markets into a brief tailspin that made an already rocky June that much more unpredictable. In this context, we were pleased with the absolute performance of our flagship, Royce Pennsylvania Mutual Fund (PMF), through the year’s first six months. For the year-to-date period ended June 30, 2013 PMF gained 11.6% versus 15.9% for its small-cap benchmark, the Russell 2000 Index, for the same period.
     Trailing the benchmark has become an unfortunate trend of late, one that has generated considerable consternation, especially in light of the Fund’s strong second half of 2012 during which PMF outpaced the Russell 2000 (+10.2% versus +7.2%). This was an admittedly short-term advantage that nonetheless offered signs that the long period of closely correlated returns was drawing to a close, with the result that investors were paying more attention to company quality. There were also encouraging signs in the second quarter, which saw not only ample volatility but a fair amount of differentiation, too. Based on this, we believe that the market should begin to show more favor to the kind of companies that we seek—those with low debt, high returns on invested capital, and strong free cash flows.
     During the first quarter, PMF was up 10.2% compared to 12.4% for its small-cap benchmark. The Fund then rose 1.3% in the more volatile second quarter while its benchmark was up 3.1%. The Fund did maintain an edge over its benchmark, outpacing the Russell 2000 over several longer-term periods. (The Fund’s market cycle results can be found on page 6.) PMF outperformed the small-cap index for the 10- 15-, 20-, 25-, and 30-year periods ended June 30, 2013. The Fund’s average annual total return for the 40-year period ended June 30, 2013 was 13.9%. We remain very proud of PMF’s long-term record.
     Several old favorites were among the portfolio’s best and worst performers in the first half. Based in Houston, Oil States International provides products and services to oil and gas companies, including connection technology for offshore oil and gas development and production, the distribution of tubular products, hydraulic workover and well control services, and remote site

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Oil States International	0.34%

Federated Investors Cl. B	0.30

Nu Skin Enterprises Cl. A	0.25

GameStop Corporation Cl. A	0.25

AAON	0.23

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of PMF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

16 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

accommodations, catering, and logistics. Its expertise in a wide variety of energy-related fields helped to fuel our initial interest in the company. Its share price skyrocketed at the end of April on news that activist shareholders were asking the company’s management to create a REIT from its oilfield accommodation business. We liked its other business lines, valuation, and ongoing prospects enough for it to be the Fund’s top holding at the end of June.
     Our take on asset manager and money market specialist Federated Investors has not changed much over the last year or so. Money market funds are still facing new regulations—the new rules remained under review at the end of June, adding to a process that has been dragging on for a couple of years. We agree with most industry observers who think that the longer this process takes, the less onerous the rules are going to be. Equally important is our confidence that rising interest rates are going help its business. Although we trimmed our position in May, June, and early July, we held a large stake at the end of the period, when it was PMF’s second-largest holding. The rising stock price of Nu Skin Enterprises led us to reduce our position between late March and early July. The company, which develops and distributes personal care skin products worldwide, mounted an impressive comeback in 2013, part of a long rebound that began in early 2009. Earnings have been strong, often surprising on the upside, while its dividend has been growing. It also recently announced a five-year business plan for China. All of these events were factors in the stock’s strong first-half returns. The long-anticipated recovery for GameStop Corporation prompted us to sell shares in the first half.
     On the sector level, results were solid. The Materials sector posted a small net loss, while Industrials, Information Technology, Consumer Discretionary, and Financials all made notable net contributions to performance. Net losses at the company level were also modest. We built our stake in wireless equipment maker NETGEAR as its price fell through much of the first half. During the first quarter the company had a product execution issue in its storage business, which hurt fiscal first-quarter earnings. In April the company completed the acquisition of select assets of the Sierra Wireless AirCard business, which some investors thought left NETGEAR too exposed to the lower-margin wireless service provider segment. Ever contrarian, we took the long view and saw a company that looks very well-positioned to benefit from ongoing global growth for wireless products. Hoping for an eventual turnaround for mining companies, we chose to hold shares of Eldorado Gold, Agnico Eagles Mines, Seabridge Gold, and Pan American Silver.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

NETGEAR	-0.17%

Eldorado Gold	-0.15

Agnico Eagle Mines	-0.13

Seabridge Gold	-0.11

Pan American Silver	-0.10

[1] Net of dividends

ROYCE PENNSYLVANIA MUTUAL FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/78 (Russell 2000 Inception)

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$6,434 million

Number of Holdings	578

Turnover Rate	12%

Average Market Capitalization[1]	$1,671 million

Weighted Average P/E Ratio[2,3]	19.0x

Weighted Average P/B Ratio[2]	2.1x

U.S. Investments (% of Net Assets)	91.7%

Non-U.S. Investments (% of Net Assets)	7.6%

Symbol
Investment Class	PENNX
Service Class	RYPFX
Consultant Class	RYPCX
Institutional Class	RPMIX
R Class	RPMRX
K Class	RPMKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[1] Harmonic Average.This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

PMF	0.41	23.51

Russell 2000	0.46	24.07

Category Median	0.46	23.47

Best Quartile Breakpoint	0.52	22.36

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 348 small-cap objective funds (oldest class only) with at least five years of history.

The Fund produced lower volatility than the Russell 2000, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 17

Royce Low-Priced Stock Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			-1.23%

One-Year			4.29

Three-Year			6.66

Five-Year			3.06

10-Year			7.97

15-Year			9.16

Since Inception (12/15/93)			11.20

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.58%

Net Operating Expenses			1.50

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RLP	Year	RLP

2012	4.5%	2004	13.6%

2011	-14.6	2003	44.0

2010	31.5	2002	-16.3

2009	53.6	2001	25.1

2008	-36.0	2000	24.0

2007	2.3	1999	29.8

2006	19.0	1998	2.4

2005	9.7	1997	19.5

TOP 10 POSITIONS % of Net Assets

Value Partners Group			2.0%

Fairchild Semiconductor International			2.0

Teradyne			1.9

Globe Specialty Metals			1.9

Federated Investors Cl. B			1.9

Convergys Corporation			1.9

Nu Skin Enterprises Cl. A			1.9

Alamos Gold			1.9

Pason Systems			1.8

Unit Corporation			1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			23.2%

Materials			15.4

Energy			12.6

Industrials			12.2

Financials			12.2

Consumer Discretionary			10.0

Health Care			5.4

Consumer Staples			4.6

Utilities			0.2

Miscellaneous			2.1

Cash and Cash Equivalents			2.1

Manager’s Discussion
Royce Low-Priced Stock Fund (RLP) had a difficult first half. The Fund was down 1.2% for the year-to-date period ended June 30, 2013, well behind its small-cap benchmark, the Russell 2000 Index, which climbed 15.9% for the same period. These first-half results follow a string of disappointing performances for the Fund dating back to 2011, a period characterized by closely correlated market results, strong performance for defensive stocks, growing popularity of higher-yielding vehicles such as REITs, MLPs (master limited partnerships), and Utilities, and a widespread preference for fixed-income securities over many equities. Needless to say, these are not the kinds of investments that we seek for RLP’s portfolio, choosing instead to focus on low-priced stocks with strong balance sheets and what look to us like compelling valuations.
     In contrast to the second, the first quarter was pleasantly, smoothly bullish for most stocks. The Russell 2000 rose 12.4% between January and the end of March while the Fund managed a 1.4% return. This made the task of a strong absolute first-half return, as well as the challenge of narrowing the gap with the benchmark, more than a little daunting. The challenge was made more difficult by the fact that markets were markedly more volatile between April and the end of June than they had been earlier in the year. April was slightly bearish, May sunnily bullish, and June volatile. An unsettled month from the start, it grew decidedly more so after Fed Chairman Ben Bernanke’s comments on June 19, in which he hinted that the central bank would taper its purchases of fixed-income securities later this year, provided economic conditions warrant such a slowdown. News of a credit squeeze in China also played a role—arguably a larger one than the Fed announcement—as did protests and declining markets in Turkey and Brazil. In this suddenly uncertain climate RLP fell 2.6% for the second quarter compared to a gain of 3.1% for the Russell 2000.
     The Fund’s relative returns in recent market cycles and other long-term periods have also suffered through these last two-and-a-half years (market cycle results can be found on page 6), though RLP was ahead of the Russell 2000 for the 15-year and since inception (12/15/93)

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Nu Skin Enterprises Cl. A	0.96%

TrueBlue	0.55

GameStop Corporation Cl. A	0.51

Federated Investors Cl. B	0.41

Thor Industries	0.38

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Low-Priced Stock Fund at 6/30/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2014. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

18 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

periods ended June 30, 2013. The Fund’s average annual total return since inception was 11.2%. We remain proud of RLP’s long-term results through its nearly two decades of history.
     The Fund’s seventh-largest holding at the end of the period, Nu Skin Enterprises was mostly being ignored by doubtful investors before coming back strong in the first half. A personal care business with a niche in anti-aging products, its revenues are split more or less evenly between personal care and nutritional products. It sells these through a direct marketing strategy, and this convinced many investors over the last few years that Nu Skin was essentially the same kind of company as Herbalife. This was not an enviable association considering that the latter has been facing accusations of being a pyramid scheme. We held on due to our affection for the company’s global reach, quality products, solid earnings and cash flows, and low-debt balance sheet. Recent earnings have been strong, often surprising on the upside, while its dividend has also been growing. In addition, the company also recently announced a five-year business plan for China. TrueBlue provides temporary general labor services in the U.S. and Canada, with heavy exposure to the resurgent home construction industry. That connection helped its stock price to rise, as did its ongoing relationship with Boeing. GameStop Corporation is a video game retailer that sells new and pre-owned gaming products, including hardware and software. Many investors doubted the long-term viability of its business model at a time when tablet applications and downloads predominate. When Microsoft and Sony announced earlier this year that they would be introducing updated consoles, the news helped assure investors that the company’s video game exchange business can continue to grow and quieted fears that GameStop would go the same route as Blockbuster Video. The company should also draw a benefit from selling the consoles themselves. It was a top-30 position at the end of June.
     The bulk of the Fund’s net losses in the first half came from the metals & mining industry, part of the Materials sector that as a result also posted a sizable net loss. Precious metals miners accounted for nine of the Fund’s ten largest detractors and 12 of its largest 20 for the period. Several factors worked against these holdings in the first half. Gold and silver prices declined significantly, mine operating costs were climbing, and several firms went through management changes. Warren Buffett once said, “Only when the tide goes out do you discover who’s been swimming naked.” For the mining industry, it has often looked as if the tide was never coming back in. In many cases, valuations have reached what we view as rock-bottom levels that have not been seen since the late 2008-early 2009 lows. Still, we have chosen not to build positions but to hold those we think are best positioned for an eventual turnaround.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Allied Nevada Gold	-1.55%

Hochschild Mining	-1.20

Pretium Resources	-0.82

Pan American Silver	-0.65

Silver Standard Resources	-0.62

[1] Net of dividends

ROYCE LOW-PRICED STOCK FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$1,974 million

Number of Holdings	129

Turnover Rate	12%

Average Market Capitalization[1]	$1,140 million

Weighted Average P/E Ratio[2,3]	15.8x

Weighted Average P/B Ratio[2]	1.5x

U.S. Investments (% of Net Assets)	63.9%

Non-U.S. Investments (% of Net Assets)	34.0%

Symbol
Investment Class	RLPHX
Service Class	RYLPX
Institutional Class	RLPIX
R Class	RLPRX
K Class	RLPKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (19% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RLP	0.24	26.29

Russell 2000	0.46	24.07

Category Median	0.46	23.47

Best Quartile Breakpoint	0.52	22.36

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 348 small-cap objective funds (oldest class only) with at least five years of history.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 19

Royce Heritage Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			9.41%

One-Year			22.15

Three-Year			14.52

Five-Year			9.64

10-Year			10.73

15-Year			11.52

Since Inception (12/27/95)			13.51

ANNUAL EXPENSE RATIO

Operating Expenses			1.51%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2012	14.3%	2004	20.4%

2011	-9.3	2003	38.1

2010	27.5	2002	-18.9

2009	51.8	2001	20.5

2008	-36.2	2000	11.7

2007	1.2	1999	41.7

2006	22.6	1998	19.5

2005	8.7	1997	26.0

TOP 10 POSITIONS % of Net Assets

Towers Watson & Company Cl. A			1.6%

Greif Cl. A			1.3

Jacobs Engineering Group			1.2

Lazard Cl. A			1.2

ManpowerGroup			1.1

Expeditors International of Washington			1.1

Anixter International			1.1

FLIR Systems			1.1

Coherent			1.0

Helmerich & Payne			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			22.2%

Information Technology			17.6

Financials			15.7

Consumer Discretionary			11.3

Materials			9.5

Energy			4.7

Health Care			2.8

Consumer Staples			1.2

Utilities			0.2

Miscellaneous			3.0

Cash and Cash Equivalents			11.8

Managers’ Discussion
First-half results for Royce Heritage Fund (RHF) left us in something of a quandary. We were reasonably pleased with the Fund’s absolute return while we were disappointed by its relative performance. The Fund gained 9.4% for the year-to-date period ended June 30, 2013, behind its small-cap benchmark, the Russell 2000 Index, which advanced 15.9% for the same period. The first quarter was pleasantly bullish overall, though the mostly unimpeded upward move made it easy to miss a shift in market leadership. After lagging the market overall, many cyclical stocks raced ahead in the second half of 2012, a span in which RHF handily beat the Russell 2000 with a gain of 11.6% versus 7.2%. The first quarter saw a return to leadership of more defensive companies, which was a factor in the Fund’s relative disadvantage. RHF was up 9.2% in the first quarter compared to a 12.4% increase for the small-cap index.
     Worrisome macro news made a comeback of its own in 2013, primarily during the second quarter, a more volatile three months than the preceding three. The developments included credit, banking, and real estate market challenges for China, unrest in developing nations such as Turkey and Brazil, a sharp rise in the 10-year Treasury rate during May and June, and word from the Fed that it would slow the pace of bond purchases at the end of 2013, allowing that the economy keeps growing. In contrast to 2011 and 2012, the domestic equity markets in general handled this news well. For the second quarter, RHF gained 0.2% while the Russell 2000 rose 3.1%. Relative results were better over longer-term time spans. For the periods ended June 30, 2013, the Fund beat the small-cap index from the previous small-cap peak on July 13, 2007, up 28.6% versus 24.3%. (More market cycle results are on page 6.) RHF also outpaced the Russell 2000 for the five-, 10-, 15-year, and since inception (12/27/95) periods ended June 30, 2013. The Fund’s average annual total return since inception was 13.5%.
     The Fund paid a high price for its overweight exposure to the Materials sector, which was the only one to post a net loss for the first half. The sector’s metals & mining group was particularly ubiquitous among holdings that lost value through the end of June. The industry accounted for RHF’s six largest detractors for the period. Eight of the Fund’s 10, and 11 of its 20, largest net

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

WisdomTree Investments	0.82%

Towers Watson & Company Cl. A	0.51

KKR & Co. L.P.	0.44

TD AMERITRADE Holding Corporation	0.37

ManpowerGroup	0.36

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Heritage Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Shares of RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

20 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

losses at the company level also came from businesses in this industry. The six largest detractors were precious metals mining businesses while the remaining five were industrial metals producers (Sims Metal Management, Imdex, Globe Specialty Metals, and Carpenter Technology) or companies involved in drilling (Major Drilling Group International). We sold our shares of Globe Specialty Metals and Carpenter Technology and held positions in Major Drilling Group International, Sims Metal Management, and Imdex at the end of the period, confident that a pick-up in related industrial activity could help reverse the downward trend.
     The precious metals mining industry endured a very difficult first half, with commodity price declines combining with rising operational costs to create a truly awful environment. This had the effect of depressing valuations for several companies to levels comparable or lower to those of the market bottom in early 2009. Our view of the fundamentals and/or long-term prospects for individual businesses guided our actions through these difficult days. We trimmed our position in Hochschild Mining, built our stakes in Gold Fields and Pan American Silver—substantially in the latter’s case—held our positions in Randgold Resources and Fresnillo, and sold our position in Allied Nevada Gold.
     Financials, Industrials, and Information Technology were RHF’s best-performing sectors in the first half. The capital markets group in the Financials sector led all industries by a sizable margin and accounted for three of the Fund’s five largest contributors, with the other two coming from the professional services group in Industrials. The Fund’s top contributor for the period was WisdomTree Investments, an asset management company that primarily sponsors ETFs (exchange traded funds). Robust inflows and strong product line growth helped to attract investors to its stock. With its price on the rise, we reduced our position with several sales in the first half. Top holding Towers Watson & Company, from the Industrials sector, provides human resource and financial consulting services. It offers employee benefit programs, develops attraction, retention, and reward strategies, and provides other related services. Its price rose more or less steadily through the first half. Earnings have been strong, revenues have grown, and cash flows have been solid. In May the firm’s management also raised adjusted EPS (earnings per share) guidance for fiscal 2013. We have liked its core business and steady earnings for several years. We first bought shares in RHF’s portfolio in 2007 and have held a position since December 2010. That same year saw us initiating a position in KKR & Co., a private equity and venture capital firm that specializes in acquisitions, leveraged buyouts, management buyouts, special situations, and growth equity. We like its core business, industry leadership, pristine balance sheet, and dividend. We took gains during May and June.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Hochschild Mining	-0.48%

Allied Nevada Gold	-0.43

Gold Fields ADR	-0.42

Randgold Resources ADR	-0.34

Fresnillo	-0.28

[1] Net of dividends

ROYCE HERITAGE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/95

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$293 million

Number of Holdings	186

Turnover Rate	31%

Average Market Capitalization[1]	$3,079 million

Weighted Average P/E Ratio[2,3]	19.2x

Weighted Average P/B Ratio[2]	2.4x

U.S. Investments (% of Net Assets)	69.8%

Non-U.S. Investments (% of Net Assets)	18.4%

Symbol
Investment Class	RHFHX
Service Class	RGFAX
Consultant Class	RYGCX
R Class	RHFRX
K Class	RHFKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RHF	0.49	25.18

Russell 2000	0.46	24.07

Category Median	0.46	23.47

Best Quartile Breakpoint	0.52	22.36

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 348 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 50% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 21

Royce Value Plus Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			12.36%

One-Year			22.27

Three-Year			12.97

Five-Year			4.75

10-Year			10.91

Since Inception (6/14/01)			11.90

ANNUAL EXPENSE RATIO

Operating Expenses			1.46%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVP	Year	RVP

2012	15.3%	2006	19.3%

2011	-10.0	2005	13.2

2010	19.7	2004	28.2

2009	41.4	2003	79.9

2008	-41.1	2002	-14.7

2007	3.2

TOP 10 POSITIONS % of Net Assets

Myriad Genetics			2.0%

Genpact			2.0

LSI Corporation			1.9

Rogers Corporation			1.9

Infinera Corporation			1.8

Carter’s			1.7

Northern Trust			1.7

Worthington Industries			1.7

IPG Photonics			1.6

Eagle Materials			1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			27.1%

Industrials			18.0

Financials			12.6

Health Care			12.4

Consumer Discretionary			10.9

Materials			5.5

Energy			3.0

Consumer Staples			1.9

Miscellaneous			4.6

Cash and Cash Equivalents			4.0

Manager’s Discussion
A strong absolute performance from Royce Value Plus Fund (RVP) was only slightly diminished by its relative disadvantage in the first half. The Fund gained 12.4% for the year-to-date period ended June 30, 2013, trailing its small-cap benchmark, the Russell 2000 Index, which rose 15.9% for the same period. Over the last two years, we have stressed a more GARP (growth at a reasonable price) approach that focuses on businesses with greater current growth prospects that also possess attractive valuations. While this work has not paid off in terms of better relative performance of late, it has resulted in improved absolute results, which give us confidence in the Fund’s long-term potential going forward. We were encouraged by RVP’s strong second half of 2012, an admittedly short-term span in which the Fund beat its benchmark with a gain of 8.8% versus 7.2%. These results, along with RVP’s highly respectable showing in the first half of 2013, fuel our recent optimism.
     The first quarter of 2013 saw investors again favoring more defensive areas of the market and showing less interest in the more cyclical stocks that have met our criteria. The Fund underperformed the Russell 2000 in this arguably less discriminating period, gaining 9.4% compared to 12.4% for the small-cap index. Waves of volatility then swept through the markets in the second quarter. April was mostly bearish, May saw a rebound (a notably strong one for many cyclical stocks), and June was unsettled. The rate of the 10-year Treasury spiked 100 basis points between mid-May and mid-June, while the final weeks of the quarter also saw disappointing news out of China, trouble in emerging markets, and the Fed’s announcement that it would probably begin to reduce the amount of its monthly bond purchases later in the year. Considering all the noise, domestic equities weathered these storms rather well. The Fund rose 2.7% for the second quarter while the Russell 2000 advanced 3.1%. RVP outperformed its benchmark for the 10-year and since inception (6/14/01) periods ended June 30, 2013. (Market cycle results can be found on page 6.) The Fund’s average annual total return since inception was 11.9%.
     Each of the Fund’s equity sectors finished the first half in the black. The largest net contributions came from the Information Technology, Consumer Discretionary, Financials and Health Care sectors. Among the portfolio’s strongest industry groups were commercial banks, capital markets (both in Financials), semiconductors & semiconductor equipment, and specialty retail. Net losses at the industry level were comparatively modest. A resurgent

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Infinera Corporation	0.67%

Immersion Corporation	0.64

iRobot Corporation	0.55

Healthways	0.51

Carter’s	0.49

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

22 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

housing market, now more than a full year into its recovery, could not help the share price of the Fund’s largest detractor, Quanex Building Products. Disappointing fiscal first-quarter results were announced in early March, which drove down the stock price of this maker of engineered and aluminum sheet products used mostly for doors and windows. While it serves the housing industry, the company typically does best in the more specific areas of renovation and remodeling, which have been slow to catch up with housing overall. We like the recent actions the company has taken, such as reducing costs, but are otherwise cautiously hanging on. During the first half we reduced the portfolio’s overall exposure to Materials companies, which included selling three precious metals miners that posted relatively large net losses for the period—McEwen Mining, Hochschild Mining, and Alamos Gold.
     Top-five holding Infinera Corporation manufactures digital optical telecommunications equipment, using photonic integrated circuits to create digital optical networks. The firm’s primary customers include carriers, data service providers, and cable operators. We like the company’s unique, chip-based technology and began adding shares in 2009 when it chose to bypass a business cycle in which carriers moved from 10 GB to 40 GB channels, instead choosing to focus on 100 GB channels. Its business has begun to recover as it now appears that its customers are embracing 100 GB channels. After posting impressive growth in the first half, the stock still looked as if it had room to run at the end of June. Immersion Corporation makes patented TouchSense technologies that allow devices to vibrate in correspondence with on-screen events. Profitable settlements with Google and Motorola over patent infringement late in 2012, along with a new long-term agreement with Samsung announced early in March, drove interest in its shares.
     Many of RVP’s recent GARP successes have come from our decision to focus on investment themes. Hoping to continue this trend, we have been adding to positions in companies involved in genetic testing, including top holding Myriad Genetics, part of an overall effort to increase the portfolio’s exposure to growth opportunities in the Health Care sector. With consumer confidence growing, we have also built positions in consumer-oriented names such as restaurant franchises—and first-half contributors—Red Robin Gourmet Burgers and Buffalo Wild Wings. We have also been actively looking for what we regard as attractively valued companies involved in ‘Big Data,’ which we see as a potential rapid-growth area in the next several years.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Quanex Building Products	-0.30%

McEwen Mining	-0.25

Hochschild Mining	-0.24

Alamos Gold	-0.22

Thoratec Corporation	-0.19

[1] Net of dividends

ROYCE VALUE PLUS FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$1,388 million

Number of Holdings	103

Turnover Rate	28%

Average Market Capitalization[1]	$1,774 million

Weighted Average P/E Ratio[2,3]	21.1x

Weighted Average P/B Ratio[2]	2.4x

U.S. Investments (% of Net Assets)	86.8%

Non-U.S. Investments (% of Net Assets)	9.2%

Symbol
Investment Class	RVPHX
Service Class	RYVPX
Consultant Class	RVPCX
Institutional Class	RVPIX
R Class	RVPRX
K Class	RVPKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (17% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RVP	0.31	23.91

Russell 2000	0.46	24.07

Category Median	0.46	23.47

Best Quartile Breakpoint	0.52	22.36

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 348 small-cap objective funds (oldest class only) with at least five years of history.

The Fund produced lower volatility than the Russell 2000, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 23

Royce Premier Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			7.88%

One-Year			17.13

Three-Year			15.74

Five-Year			6.72

10-Year			11.98

15-Year			10.67

20-Year			11.77

Since Inception (12/31/91)			12.10

ANNUAL EXPENSE RATIO

Operating Expenses			1.06%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RPR	Year	RPR

2012	11.4%	2004	22.8%

2011	-0.9	2003	38.7

2010	26.5	2002	-7.8

2009	33.3	2001	9.6

2008	-28.3	2000	17.1

2007	12.7	1999	11.5

2006	8.8	1998	6.7

2005	17.1	1997	18.4

TOP 10 POSITIONS % of Net Assets

Lincoln Electric Holdings			3.8%

Nu Skin Enterprises Cl. A			3.4

Thor Industries			3.1

Westlake Chemical			2.8

Alleghany Corporation			2.7

Myriad Genetics			2.5

Reliance Steel & Aluminum			2.5

Woodward			2.3

Unit Corporation			1.8

Towers Watson & Company Cl. A			1.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			25.3%

Information Technology			18.9

Consumer Discretionary			12.1

Financials			10.6

Materials			10.2

Energy			7.9

Consumer Staples			6.2

Health Care			5.8

Miscellaneous			0.4

Cash and Cash Equivalents			2.6

Managers’ Discussion
As was the case with 2012’s results, the first-half performance for Royce Premier Fund (RPR) left us with conflicting emotions. On the one hand, we found the Fund’s absolute result satisfying; on the other hand, its relative performance left a great deal to be desired. For the year-to-date period ended June 30, 2013, RPR gained 7.9%, well behind the 15.9% advance for its small-cap benchmark, the Russell 2000, over the same period. In light of the Fund’s strong showing in the second half of 2012, when RPR outpaced the small-cap index with a gain of 8.6% versus 7.2%, we were hoping for more of the same in 2013. That is, we wanted improved absolute and relative results, but also a market that would continue to be less enamored of high yield and instant growth and more attracted to companies with strong fundamentals. So while the first quarter of 2013 was bullish, it seemed to us like a different type of bull run than we saw in last year’s second half. That said, RPR was up 6.7% in the first quarter, trailing the Russell 2000, which climbed 12.4%.
     The second quarter brought higher volatility, more uncertainty, and enough variation in sector, industry, and company results to rekindle our hopes that the long period of close correlation and higher returns for lower-quality businesses was finally ending. Multiple rounds of QE and zero interest rates have removed much of the stigma of high leverage on corporate balance sheets. This has in turn created a lot of asset value distortion, a development that has hurt results for the kind of conservatively capitalized, well-run businesses we seek for the portfolio. With this in mind, we were cheered by signs in the second quarter, such as the sharp rise in the 10-year Treasury rate between mid-May and mid-June and resulting bond redemptions, that signaled a return to a more historically normal environment in which the Fed’s role is not nearly as large. However, for the second quarter the Fund again trailed its benchmark, up 1.1% versus 3.1%.
    While underperforming in short- and intermediate-term intervals, RPR did maintain a performance advantage over the Russell 2000 for longer-term periods. (The Fund’s recent market cycle results can be found on page 6.) RPR outpaced the Russell 2000 for the 10-, 15-, 20-year, and since inception (12/31/91) periods ended June 30, 2013. The Fund’s average annual total return since inception was 12.1%, a long-term record in which we take great pride.
   Holdings in the metals & mining industry created an outsized drag on first-half performance, which gave the Materials sector the unwanted distinction of posting considerably larger net losses than the portfolio’s only other sector to detract from results, Health Care, which finished the

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Nu Skin Enterprises Cl. A	1.46%

Thor Industries	0.77

Lincoln Electric Holdings	0.67

Westlake Chemical	0.60

Sanderson Farms	0.54

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of RPR’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

24 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

period only slightly in the red. The six largest detractors in the first half were all metals businesses, and the top five were gold or silver miners. We sold our positions in Allied Nevada Gold, Pretium Resources, and Seabridge Gold. We chose to add shares of Pan American Silver and held our stake in Silver Standard Resources. The first half was a terrible period for mining companies, which dealt with rapidly falling gold and silver commodity prices, increased operational costs, and in many cases management upheavals. This brought the valuations in some instances down to levels that we have not seen since the worst days of the financial crisis. Pan American Silver saw that kind of steep decline, though we think that its positive earnings and dividend, along with solid mining operations in Mexico and Peru, give it strong turnaround potential when the industry recovers.
   The Fund’s three largest holdings at the end of June were also its three largest contributors. Each was also a long-term holding. We have owned shares of skin care and nutritional supplement business Nu Skin Enterprises, which made a sizable positive contribution, for more than a decade. The company’s stock suffered in 2012 in large part because its direct marketing distribution model led many investors to think of it along the same lines as Herbalife, which was not a favorable comparison considering that the latter firm was roundly accused of being a pyramid scheme. We never entertained such thoughts about Nu Skin. We knew its history well and maintained our high regard for its strong balance sheet, growing earnings, and increasing dividend. We also saw the company’s global expansion as a key strength, particularly its steadily developing presence in China. The company’s anti-aging products have helped recent earnings to top expectations. We modestly trimmed our position in the first half.
     One of 2012’s top contributors, Thor Industries remained in the fast lane during the first half of 2013. Our analysis of this RV and small- and mid-size bus maker, which we first bought in the portfolio in 2004, has not shifted. The company emerged in 2012 in what we thought was excellent condition following a five-year period of sluggish sales and intense industry consolidation. The company recently brought on some new faces in upper management, including a CEO who rose through the ranks of the company and has worked to make Thor’s business more focused and efficient just as demand is picking up. We think its stock has the potential to stay in high gear. Lincoln Electric Holdings is one of our longest-tenured holdings firm-wide. Its stock price began to soar in May. The welding and cutting products maker beat quarterly earnings estimates, in part by expanding margins in a lower-volume environment.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Allied Nevada Gold	-0.69%

Pan American Silver	-0.54

Silver Standard Resources	-0.53

Pretium Resources	-0.53

Seabridge Gold	-0.40

[1] Net of dividends

ROYCE PREMIER FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/91

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$6,670 million

Number of Holdings	78

Turnover Rate	7%

Average Market Capitalization[1]	$2,599 million

Weighted Average P/E Ratio[2,3]	20.4x

Weighted Average P/B Ratio[2]	2.1x

U.S. Investments (% of Net Assets)	86.3%

Non-U.S. Investments (% of Net Assets)	11.1%

Symbol
Investment Class	RYPRX
Service Class	RPFFX
Consultant Class	RPRCX
Institutional Class	RPFIX
W Class	RPRWX
R Class	RPRRX
K Class	RPRKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RPR	0.40	22.32

Russell 2000	0.46	24.07

Category Median	0.46	23.47

Best Quartile Breakpoint	0.52	22.36

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 348 small-cap objective funds (lowest expense class only) with at least five years of history.

The Fund produced lower volatility than the Russell 2000 and 75% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 25

Royce Special Equity Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			12.40%

One-Year			22.34

Three-Year			16.96

Five-Year			11.67

10-Year			9.85

15-Year			9.87

Since Inception (5/1/98)			9.69

ANNUAL EXPENSE RATIO

Operating Expenses			1.13%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2012	15.4%	2005	-1.0%

2011	0.1	2004	13.9

2010	19.6	2003	27.6

2009	28.4	2002	15.3

2008	-19.6	2001	30.7

2007	4.7	2000	16.3

2006	14.0	1999	-9.6

TOP 10 POSITIONS % of Net Assets

Bed Bath & Beyond			4.2%

Molex Cl. A			4.1

Minerals Technologies			4.0

EnerSys			4.0

UniFirst Corporation			3.9

Teradyne			3.7

Meredith Corporation			3.4

Finish Line (The) Cl. A			3.2

American Eagle Outfitters			3.1

Bio-Rad Laboratories Cl. A			3.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			25.8%

Industrials			19.9

Information Technology			19.1

Materials			14.4

Consumer Staples			6.0

Health Care			4.8

Cash and Cash Equivalents			10.0

Manager’s Discussion
The first six months of 2013 offered two very different market climates, and we were pleased with the absolute results for Royce Special Equity Fund (RSE) in each of them. The Fund advanced 12.4% for the year-to-date period ended June 30, 2013, trailing its small-cap benchmark, the Russell 2000 Index, which was up 15.9% for the same period. The first quarter was a bullish period that in many ways continued the trend that began following the small-cap low on June 4, 2012. The difference was that RSE outpaced the Russell 2000 through the last six months of 2012, up 8.8% versus 7.2%, but trailed the small-cap index in early 2013. For the first quarter the Fund was up 8.7%, trailing the 12.4% gain for its benchmark. This was not surprising considering that much of small-cap’s first-quarter performance was led by companies that had the lowest returns on equity, high beta, and the smallest market caps. Stocks trading for less than $5 per share and that paid dividends also did very well. These are not the attributes we seek for RSE’s portfolio. In addition, areas such as Health Care and REITs, where we had little to no representation, respectively, saw rising share prices.
     The more volatile second quarter saw improvement on a relative basis. Although small-cap results were often dominated by many of the same lower-quality issues that led in the first quarter, there was enough differentiation at the company, industry, and sector levels between April 1 and June 30 for the Fund to narrowly outpace the small-cap index with a gain of 3.4% versus 3.1%. Better results in a bullish May (+4.5% versus +4.0%) and more uncertain June (-0.4% versus -0.5%) made the difference. The Fund also outperformed the Russell 2000 for the five-, 10-, 15-year, and since inception (5/1/98) periods ended June 30, 2013. RSE’s average annual total return since inception was 9.7%.
     We remain bullish and are not alone in this view, as evidenced by an article that appeared on June 16th in the New York Times, “Even Pessimists Feel Optimistic Over Economy.” In the piece, the author says that a number of economists in academia and on Wall Street are now predicting something the United States has not experienced in years—healthier, more lasting growth. This helps to explain why stocks remain in our view the best way to access yield, particularly when focusing, as we do, on those equities that generate substantial free cash flow and have the ability to grow their dividends.
     The market needed time to recalibrate and digest the Fed’s earlier-than-expected announcement of a potential reduction in QE. An analogy offered by investment research company I.S.I. was that the Fed has its foot on the gas pedal driving 85 mph and is contemplating slowing down to 60 mph. At this point, we think it is too early to jump out of that car. That said, there is no real

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Meredith Corporation	1.10%

Bed Bath & Beyond	0.95

UniFirst Corporation	0.91

EnerSys	0.90

Schweitzer-Mauduit International	0.57

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

26 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

precedent for what the Fed is doing. In the end, it will all boil down to the economic outlook. It should be remembered, however, that the stock market has been trending higher as long as the Fed’s balance sheet has been expanding. Even with tapering, it would still be expanding, just not as rapidly.
     While many were hoping for a correction, we suspect we were among the relatively few who really bought during the June selloff. The rise in rates did not bother us, as the level is too far away to pose a real threat to equities. We think the 10-year Treasury needs to be in the 5% region before it is a problem historically. We also believe further decoupling will occur with the trend in equities up and bonds flat to down. In addition, we suspect the decoupling of the U.S. market with the rest of the world is likely to continue, at least for the time being.
     We are known for worrying and, despite our bullish stance, we still keep a watchful eye on issues that could cause us to change that view. Among the more notable potential issues are a poorly executed Fed tapering, another euro crisis, a hard landing in China, and unforeseen events such as terrorism, earthquakes, bird flu, and geopolitical risk as a result of unstable or extreme governments. At the same time, we cannot ignore the many domestic positives besides improvements in energy production and manufacturing. This list would include the decline in the budget deficit as a percentage of GDP, our debt to GDP having stabilized at a reasonable figure (70%), and the slowing of healthcare costs, which is reducing Medicare’s unfunded liabilities. We believe that the portfolio remains well-positioned for a market in which dividends and quality matter and that looks as if it is headed higher. However, we also recognize that volatility will be higher as we travel a new, uncharted road.
     Each of the Fund’s six equity sectors posted net gains in the first half. Consumer Discretionary led by a wide margin, though Industrials, Information Technology, Materials, and Consumer Staples also made strong contributions. The top performers were media and marketing company (and top-ten holding) Meredith Corporation and home merchandise retailer Bed Bath & Beyond, which ended June as the Fund’s second-largest holding. The two top detractors were clothing retailer American Eagle Outfitters, which was a top contributor in 2012, and safety and security products maker Brady Corporation. Net losses in the portfolio overall were modest.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

American Eagle Outfitters	-0.34%

Brady Corporation Cl. A	-0.03

Ampco-Pittsburgh	-0.03

Carlisle Companies	-0.02

Schulman (A.)	-0.01

[1] Net of dividends

ROYCE SPECIAL EQUITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/1/98

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$3,338 million

Number of Holdings	48

Turnover Rate	14%

Average Market Capitalization[1]	$1,799 million

Weighted Average P/E Ratio[2,3]	17.3x

Weighted Average P/B Ratio[2]	2.1x

U.S. Investments (% of Net Assets)	90.0%

Non-U.S. Investments (% of Net Assets)	0.0%

Symbol
Investment Class	RYSEX
Service Class	RSEFX
Consultant Class	RSQCX
Institutional Class	RSEIX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RSE	0.71	17.60

Russell 2000	0.46	24.07

Category Median	0.46	23.47

Best Decile Breakpoint	0.59	21.05

[1] Five years ended 6/30/13 Category Median and Best Decile Breakpoint based on 348 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 10% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 90% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 27

Royce Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			8.47%

One-Year			20.82

Three-Year			12.59

Five-Year			3.94

10-Year			11.67

Since Inception (6/14/01)			10.76

ANNUAL EXPENSE RATIO

Operating Expenses			1.45%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVV	Year	RVV

2012	9.6%	2006	16.8%

2011	-7.4	2005	17.2

2010	25.0	2004	30.9

2009	44.7	2003	54.3

2008	-34.2	2002	-23.5

2007	3.8

TOP 10 POSITIONS % of Net Assets

Reinsurance Group of America			3.1%

Nu Skin Enterprises Cl. A			3.0

Federated Investors Cl. B			3.0

GameStop Corporation Cl. A			3.0

Unit Corporation			2.9

Helmerich & Payne			2.9

American Eagle Outfitters			2.9

Buckle (The)			2.9

NETGEAR			2.8

Genworth MI Canada			2.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			28.5%

Information Technology			19.9

Financials			12.9

Energy			9.4

Industrials			8.9

Materials			7.1

Health Care			6.6

Consumer Staples			3.0

Cash and Cash Equivalents			3.7

Manager’s Discussion
A strong second quarter on both an absolute and relative basis provided Royce Value Fund (RVV) with a solid return on an absolute basis through the end of June, though it was not enough to push first-half results past its benchmark. The Fund gained 8.5% for the year-to-date period ended June 30, 2013 versus a 15.9% advance for its small-cap benchmark, the Russell 2000 Index, for the same period. As was the case through much of 2012’s second half, 2013 began with investors seeming to ignore macro headlines. The result was a bullish first quarter for most stocks. Unfortunately, RVV’s participation in this up phase did not match its sterling results in last year’s final six months. The Fund rose 3.1% in the first quarter compared to a 12.4% gain for the small-cap index.
     The Fund’s performance over the last two calendar years was simply not as strong as we would have liked. This led us to make changes to the portfolio during the first quarter of 2013. Some of these changes began to bear fruit immediately and were a factor in the Fund’s second-quarter results. RVV outpaced the Russell 2000 in the second quarter, up 5.2% versus 3.1%. However, one strong absolute and relative quarter was not enough to improve relative results over the last one-, three-, and five-year periods. Recent market cycle results through June 30, 2013, which can be found on page 6, were also underwhelming on a relative basis. Over longer-term periods, we remain pleased with RVV’s performance. The Fund outperformed the Russell 2000 for the 10-year and since inception (6/14/01) periods ended June 30, 2013. RVV’s average annual total return since inception was 10.8%.
     There were three significant changes to the portfolio in the first half. First, Whitney George, who served as co-manager from 2004-2012, became assistant portfolio manager on March 6, 2013. Jay Kaplan now serves as portfolio manager after having served as co-manager from 2003 through 2012. Second, we substantially reduced the Fund’s exposure to the Materials sector, which accounted for 17.9% of net assets at December 31, 2012 but only 7.1% of net assets at the end of June 2013. Finally, we increased the portfolio’s exposure to U.S. stocks, which went from 81.1% of net assets as of December 31, 2012 to 89.4% of net assets at the end of June 2013.
     This was a fortuitously timed shift as non-U.S. stocks slumped in the second quarter. Many of RVV’s non-U.S. holdings that were sold came from the metals & mining and capital markets industries. The first of these groups was in the Materials sector and has been struggling for a while. However, the decision to sell was based on a diminished emphasis on most commodity-based businesses—energy, steel, and chemicals being the exceptions. The general dependence of commodity-based industries on capital markets and the cash flow characteristics of many of these

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

GameStop Corporation Cl. A	1.73%

Nu Skin Enterprises Cl. A	1.43

Federated Investors Cl. B	0.96

Oil States International	0.91

Reinsurance Group of America	0.85

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

28 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

businesses were a growing source of concern. This led us to part ways with mining companies Allied Nevada Gold, Silver Standard Resources, Hochschild Mining, and Seabridge Gold, among others. Within the Energy sector, where most of the portfolio’s exposure is in services companies, the timeline between drilling and extracting is typically far shorter than for precious metals, making the time and capital commitments less risky and more short-term in nature. This allows energy companies to self-correct more quickly. We also like that energy is a consumable commodity that is in high demand.
     GameStop Corporation made the largest positive contribution to performance in the first half. The company is a video game retailer that sells new and pre-owned gaming products, including hardware and software. Questions lingered over the last couple of years as to whether its business model was viable in an increasingly app- and download-driven world. The announcement from Microsoft and Sony that they would be introducing updated consoles assured investors that there would be another cycle for the company in the holiday season later this year. More important, the new consoles also helped to ensure that the company’s video game exchange business can continue to thrive, overcoming fears that GameStop would go the same route as Blockbuster Video. In addition, the company does a brisk business selling the consoles themselves. The GameStop story was a situation where what happened to the company was exactly what we hoped would happen, which was a very pleasing outcome. We took some gains in the first half, but it was RVV’s fourth-largest holding at the end of June.
     The Fund’s second-largest holding at the end of the period, Nu Skin Enterprises also felt the brunt of market skepticism before rebounding soundly in the first half. Nu Skin is a personal care company with a niche in anti-aging products. The company’s revenues are split close to evenly between its personal care line and its nutritional supplements. It sells its products through a direct marketing strategy. This last part convinced many investors over the last few years that Nu Skin was essentially the same kind of company as Herbalife, which was not a desirable association considering that the latter endured accusations of being a pyramid scheme. We held on, liking the company’s global reach, quality products, solid earnings and cash flows, and low-debt balance sheet. Once investors were convinced of Nu Skin’s viability, its shares began to climb, helped by the announcement of a five-year business plan for China. We took some profits in March. We built our position in wireless products maker NETGEAR as its business and stock price have slumped. We think highly of its potential in a world of ever-growing demand for the wireless products that are the company’s specialty.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Allied Nevada Gold	-0.86%

NETGEAR	-0.60

Silver Standard Resources	-0.42

Hochschild Mining	-0.42

Seabridge Gold	-0.42

[1] Net of dividends

ROYCE VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$1,175 million

Number of Holdings	53

Turnover Rate	29%

Average Market Capitalization[1]	$2,507 million

Weighted Average P/E Ratio[2,3]	13.8x

Weighted Average P/B Ratio[2]	1.7x

U.S. Investments (% of Net Assets)	89.5%

Non-U.S. Investments (% of Net Assets)	6.8%

Symbol
Investment Class	RVVHX
Service Class	RYVFX
Consultant Class	RVFCX
Institutional Class	RVFIX
R Class	RVVRX
K Class	RVFKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RVV	0.28	24.60

Russell 2000	0.46	24.07

Category Median	0.46	23.47

Best Quartile Breakpoint	0.52	22.36

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 348 small-cap objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 29

Royce 100 Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			10.56%

One-Year			21.20

Three-Year			14.04

Five-Year			8.49

10-Year			10.75

Since Inception (6/30/03)			10.75

ANNUAL EXPENSE RATIO

Operating Expenses			1.48%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROH	Year	ROH

2012	11.5%	2007	7.3%

2011	-6.5	2006	13.7

2010	24.8	2005	14.9

2009	38.0	2004	27.2

2008	-29.2

TOP 10 POSITIONS % of Net Assets

Federated Investors Cl. B			1.9%

Towers Watson & Company Cl. A			1.8

Jacobs Engineering Group			1.8

Forward Air			1.7

PerkinElmer			1.7

Pason Systems			1.7

Helmerich & Payne			1.6

ADTRAN			1.6

National Instruments			1.6

Reliance Steel & Aluminum			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			30.8%

Information Technology			22.7

Consumer Discretionary			9.4

Energy			9.1

Materials			8.5

Financials			7.1

Health Care			3.4

Consumer Staples			2.4

Miscellaneous			4.6

Cash and Cash Equivalents			2.0

Managers’ Discussion
Royce 100 Fund (ROH) did fine in the first half on an absolute basis, though we were disappointed that it came up short against its benchmark. For the year-to-date period ended June 30, 2013, the Fund rose 10.6% compared to a gain of 15.9% for its small-cap benchmark, the Russell 2000 Index, for the same period.
     ROH finished 2012 on a high note, outperforming the small-cap index through the last six months of the year with a 9.6% advance compared to a 7.2% gain for the benchmark. However, the Fund could not maintain this pace through the first quarter of 2013. The period was more or less consistently bullish, and though ROH did well on an absolute basis, it lost ground against the Russell 2000, gaining 11.1% versus 12.4% for the small-cap index. The Fund fell further behind in the second quarter, which was unfortunate enough, but we were particularly frustrated that ROH underperformed the benchmark during the more volatile months of the second quarter. In April the Fund fell 3.2% versus a loss of 0.4% for the Russell 2000; in June ROH slipped 2.0% compared to a 0.5% decline of the small-cap index. The Fund did beat the benchmark in May, a bullish month in which ROH was up 4.9% compared to 4.0%. For the second quarter as a whole the Fund was down 0.5% while the Russell 2000 gained 3.1%. Much of this decline came from the portfolio’s holdings in the metals & mining industry and the electronic equipment, instruments & components group.
     Results over the last full market cycle were strong on a relative basis and respectable on an absolute scale. From the previous small-cap market peak on July 13, 2007 through the small-cap peak on April 29, 2011, ROH was up 27.6% versus 6.6% for the small-cap index. (Please see page 6 for more market cycle results.) The Fund, which marked its first full decade of history at the end of the period, outperformed the Russell 2000 for the 10-year and since inception (6/30/03) periods ended June 30, 2013. ROH’s average annual total return since inception was 10.8%.
     Seven of the Fund’s eight equity sectors made net contributions to first-half results, with Industrials, Information Technology, and Financials leading. Materials posted a comparatively modest net loss, with the metals & mining group detracting most from year-to-date performance. Precious metals companies faced weaker demand from a slower-

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Federated Investors Cl. B	0.58%

Towers Watson & Company Cl. A	0.45

Jacobs Engineering Group	0.43

Oil States International	0.41

Mohawk Industries	0.41

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus, and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

30 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

growing China. In addition, higher mining costs worked to reduce margins and cash flows while also depressing overall project economics. Confident in their long-term prospects, we added to our position in Randgold Resources, a Jersey-based gold miner with operations in Africa, and made only a slight trim to Fresnillo, a London-based gold and silver miner with most of its properties in Mexico. We also made a small trim to Major Drilling Group International, a Canadian provider of contract drilling services for miners.
     The Fund’s top-three contributors were also top-three positions at the end of June. We remain very fond of both the core business and long-term prospects for asset manager and money market specialist Federated Investors. Its shares benefited from the “taper tantrum” pulled by the financial markets—for example, the 50 basis point rise in the 10-year Treasury note and the negative results for equity bond proxies such as REITs and Utilities in the second quarter—as rising rates that ultimately lift short rates should enable the firm to eliminate fee waivers and thus unlock earnings that have been hampered by the Fed’s zero interest rate policy. Although we trimmed our position in the first half, we held a large stake at the end of the period, when it was ROH’s largest holding. We still liked the valuation and growth potential for Towers Watson & Company at the end of June. This company from the Industrials sector provides human resource and financial consulting services. It offers employee benefit programs, develops attraction, retention, and reward strategies, and provides other related services. Its price rose more or less steadily through the first half. The company continues to deliver steady growth in its benefits consulting business, generates strong free cash flow, and showed solid initial enrollments in its exchange solutions business as it gains traction in the early innings of healthcare exchange implementation. Earnings have been strong, revenues have grown, and cash flows have been solid. In May the firm’s management also raised adjusted EPS (earnings per share) guidance for fiscal 2013. We have liked its core business and steady earnings for many years, having initiated our first position in 2003. We have held a position continuously since the summer of 2012. We first bought shares of Jacobs Engineering Group late in 2010. The company provides a range of engineering, construction, and technical services to industrial, commercial, and government clients around the world. As evidenced by recent backlog growth, the company looks well-positioned to benefit from the recovery in capital spending here in the U.S. and the ripple effect (in the form of infrastructure improvements) related to the reviving energy industry. Utilization rates have recently improved, driving margin expansion and revenue growth.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Fresnillo	-0.72%

Major Drilling Group International	-0.32

Randgold Resources ADR	-0.32

GrafTech International	-0.28

Intrepid Potash	-0.17

[1] Net of dividends

ROYCE 100 FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/30/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$275 million

Number of Holdings	98

Turnover Rate	14%

Average Market Capitalization[1]	$2,181 million

Weighted Average P/E Ratio[2,3]	21.7x

Weighted Average P/B Ratio[2]	2.1x

U.S. Investments (% of Net Assets)	90.4%

Non-U.S. Investments (% of Net Assets)	7.6%

Symbol
Investment Class	ROHHX
Service Class	RYOHX
R Class	ROHRX
K Class	ROHKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

ROH	0.46	23.20

Russell 2000	0.46	24.07

Category Median	0.46	23.47

Best Quartile Breakpoint	0.52	22.36

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 348 small-cap objective funds (oldest class only) with at least five years of history.

The Fund produced lower volatility than the Russell 2000 and 50% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 31

Royce Total Return Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			12.85%

One-Year			23.94

Three-Year			16.52

Five-Year			7.67

10-Year			9.05

15-Year			8.77

Since Inception (12/15/93)			11.11

ANNUAL EXPENSE RATIO

Operating Expenses			1.14%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RTR	Year	RTR

2012	14.4%	2004	17.5%

2011	-1.7	2003	30.0

2010	23.5	2002	-1.6

2009	26.2	2001	14.8

2008	-31.2	2000	19.4

2007	2.4	1999	1.5

2006	14.5	1998	4.8

2005	8.2	1997	23.7

TOP 10 POSITIONS % of Net Assets

E-L Financial			1.1%

Erie Indemnity Cl. A			1.0

Balchem Corporation			0.9

Federated Investors Cl. B			0.9

Nordson Corporation			0.9

SEI Investments			0.8

Nu Skin Enterprises Cl. A			0.8

Reinsurance Group of America			0.8

Buckle (The)			0.8

GameStop Corporation Cl. A			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			25.8%

Industrials			19.1

Consumer Discretionary			12.6

Information Technology			7.3

Materials			6.9

Health Care			5.8

Energy			4.9

Consumer Staples			3.3

Utilities			2.8

Telecommunication Services			0.7

Diversified Investment Companies			0.3

Miscellaneous			1.3

Corporate Bond			0.1

Cash and Cash Equivalents			9.1

Managers’ Discussion
Investors’ ongoing hunger for yield did not lead quite enough of them to dividend-paying small-caps during the first half of 2013. Royce Total Return Fund (RTR), which invests primarily in dividend-paying small- and micro-cap companies, rose a more-than-respectable 12.8% for the year-to-date period ended June 30, 2013, trailing the 15.9% advance of its benchmark, the Russell 2000 Index, for the same period.
     We were satisfied with the Fund’s performance on an absolute level. Although we were hoping for a stronger relative showing, first-half returns were consistent with RTR’s historical results in bull phases. The Fund also displayed absolute and relative strength during the second half of 2012 by outpacing its benchmark (+9.8% versus +7.2%). We took this as a welcome sign that the market was at last freeing itself from the risk-on/risk-off pattern of the past few years, which have not been very kind to disciplined, bottom-up active management approaches such as ours. In fact, these years have shown more favor to highly leveraged and/or high-yielding companies. After deviating from this pattern in the second half of 2012, the first quarter of 2013 saw a resumption of this pattern. RTR climbed 10.6% in the first quarter while the Russell 2000 rose 12.4%. Volatility then returned to the markets with a vengeance in the second quarter. The Fund did well initially, eking out a 0.5% gain in an otherwise bearish April in which the small-cap index slipped 0.4%. May then saw mostly rising prices, with several indexes hitting new highs before the arrival of a more uncertain June. The end result was a second-quarter disadvantage for RTR versus its benchmark, up 2.0% versus 3.1%. Recent underperformance has eroded the Fund’s once-strong relative advantages over certain intermediate-, long-term, and market cycle periods. (Market cycle results can be found on page 6.) RTR outpaced the Russell 2000 for the 15-year and since inception (12/15/93) periods ended June 30, 2013. The Fund’s average annual total return since inception was 11.1%.
     Within the small-cap index, non-dividend payers outperformed companies that pay them in the first half. This may seem odd in a world of zero interest rates, where one might think that a portfolio comprised of dividend-paying equities could outperform. Yet over the last two-and-a-half years greater numbers of investors have flocked to higher-yielding equities of lower quality, such as REITs, MLPs, (master limited partnerships) and Utilities, and/or to companies that pay no dividends, carry sizable debt, and have low returns on invested capital. The potential for

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Nu Skin Enterprises Cl. A	0.44%

GameStop Corporation Cl. A	0.41

E-L Financial	0.32

Federated Investors Cl. B	0.31

Towers Watson & Company Cl. A	0.25

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RTR’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

32 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review
high growth and the desire for high yield have outweighed other factors, such as those qualities that we hold dear—strong balance sheets, high returns on invested capital, strong cash flows, and, in many cases, growing dividends. While this has provoked some frustration for us when reviewing the last few years’ worth of relative returns, the situation has also created opportunities for us to find better businesses—those that possess those key quality attributes we just listed. As a result, we think the portfolio is very well positioned for the more historically typical market we anticipate going forward, in which rising interest rates and a growing, less Fed-dependent economy are likely to steer investors to what we regard as better businesses.
     The Fund’s largest net losses at the individual company level were modest compared to those stocks that made net contributions. The share price of wireless products maker NETGEAR slumped through much of the first half, primarily due to a product execution problem in its storage business. This hurt fiscal first-quarter earnings, and an acquisition in April of select assets of the Sierra Wireless AirCard business gave some investors the idea that NETGEAR was too exposed to the lower-margin wireless service provider segment. Ever contrarian, we built our stake because we think the firm is well positioned to benefit from ongoing global growth for all things wireless. Our confidence in Nam Tai Electronics fell in line with the decline in its share price. The company makes cell phones, palm-sized PCs, and components including LCD (liquid crystal display) modules and panels. Slumping demand for LCD modules had the company ponder a halt in production, which sparked a significant sell-off in late April. We began to reduce our stake shortly afterward.
     Ten of the Fund’s equity sectors finished the first half in the black—only Diversified Investment Companies posted a net loss, which was quite modest. The Fund’s top contributor was Nu Skin Enterprises, which makes skin care treatments and nutritional supplements with a niche in anti-aging products. It sells using a direct marketing strategy. This last part led many investors in 2012 to doubt the viability of the firm’s business model. We held on, liking the company’s global reach, quality products, solid earnings and cash flows, and low-debt balance sheet. Once investors were convinced of Nu Skin’s viability, its shares began to climb, helped by the announcement of a five-year business plan for China. GameStop Corporation sells new and pre-owned gaming products, including hardware and software. Its business model also came under fire, with investors fearing that its video game exchange business would go the same route as Blockbuster Video. When Microsoft and Sony announced earlier this year that they would be introducing updated gaming consoles, confidence returned and the stock reversed course.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

NETGEAR	-0.18%

Nam Tai Electronics	-0.17

Central Fund of Canada Cl. A	-0.13

Landauer	-0.09

American Eagle Outfitters	-0.08

[1] Net of dividends

ROYCE TOTAL RETURN FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$5,122 million

Number of Holdings	457

Turnover Rate	10%

Average Market Capitalization[1]	$2,201 million

Weighted Average P/E Ratio[2,3]	16.1x

Weighted Average P/B Ratio[2]	1.8x

U.S. Investments (% of Net Assets)	81.7%

Non-U.S. Investments (% of Net Assets)	9.2%

Symbol
Investment Class	RYTRX
Service Class	RYTFX
Consultant Class	RYTCX
Institutional Class	RTRIX
W Class	RTRWX
R Class	RTRRX
K Class	RTRKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RTR	0.47	19.68

Russell 2000	0.46	24.07

Category Median	0.46	23.47

Best Decile Breakpoint	0.59	21.05

[1] Five years ended 6/30/13. Category Median and Best Decile Breakpoint based on 348 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 50% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 90% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater
Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 33

Royce Dividend Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			10.89%

One-Year			23.67

Three-Year			16.68

Five-Year			9.76

Since Inception (5/3/04)			9.04

ANNUAL EXPENSE RATIO

Operating Expenses			1.52%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDV	Year	RDV

2012	16.9%	2008	-31.5%

2011	-4.5	2007	0.0

2010	30.1	2006	19.9

2009	37.7	2005	7.3

TOP 10 POSITIONS % of Net Assets

Federated Investors Cl. B			1.6%

Towers Watson & Company Cl. A			1.5

Molex			1.2

Reinsurance Group of America			1.2

Nu Skin Enterprises Cl. A			1.1

Reliance Steel & Aluminum			1.1

KKR & Co. L.P.			1.1

Expeditors International of Washington			1.1

Buckle (The)			1.1

Hubbell Cl. B			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			27.3%

Industrials			22.3

Materials			12.1

Consumer Discretionary			11.2

Information Technology			8.7

Energy			3.9

Health Care			3.8

Consumer Staples			3.5

Miscellaneous			4.8

Cash and Cash Equivalents			2.4

Managers’ Discussion
While satisfied on an absolute basis, we were not equally pleased with the relative performance of Royce Dividend Value Fund (RDV) in the first half of 2013. RDV gained 10.9% for the year-to-date period ended June 30, 2013 versus a 15.9% advance for its small-cap benchmark, the Russell 2000 Index, for the same period. Results for the year’s first months made an unhappy contrast with relative results from the second half of 2012, when the Fund handily outpaced its benchmark, rising 11.5% versus a gain of 7.2% for the small-cap index. Yet despite an ongoing and intense desire for yield, too many investors chose to ignore dividend-paying equities within the small-cap space—within the Russell 2000 companies that pay no dividends actually outperformed those that do in 2013’s opening half.
     The first quarter was thus a slightly different type of bullish phase than the one that saw out 2012. The Russell 2000 rose an impressive 12.4% between the beginning of January and the end of March while RDV was up 9.5%, a strong absolute performance that was nonetheless behind its benchmark. Higher volatility was already hitting the markets before the Fed announced on June 19 that, while it would leave interest rates unchanged at essentially zero, it would begin to taper the pace of monthly bond purchases later in 2013. Along with lackluster results from China, unrest and uncertainty in emerging markets, and the usual anxieties in the eurozone, the announcement sent the global markets reeling. The sharp spike in the 10-year Treasury between mid-May and mid-June did not add any stability. In this more uncertain climate most domestic stocks managed pretty well. The Fund was up 1.2% in the second quarter while the Russell 2000 advanced 3.1%.
     The Fund still held on to its longer-term advantage versus the benchmark. Its market cycle results, which can be found on page 6, were more mixed. For the periods ended June 30, 2013, RDV outperformed the Russell 2000 for the five-year and since inception (5/3/04) periods. The Fund’s average annual total return since inception was 9.0%.
     It may seem odd that non-dividend payers outperformed companies that pay them in the first half. In a world of zero interest rates, one might expect smaller dividend-paying companies to be more consistently in high demand. Yet over the last two-and-a-half years, greater numbers of investors have flocked to higher-yielding equities of lower quality, such as REITs, MLPs (master limited partnerships), and Utilities, and/or to companies that pay no dividends, carry sizable

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Nu Skin Enterprises Cl. A	0.48%

Federated Investors Cl. B	0.45

Pandora	0.44

GameStop Corporation Cl. A	0.42

KKR & Co. L.P.	0.39

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

34 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

debt, and have low returns on invested capital. The potential for high growth and the desire for high yield have outweighed other factors, such as those qualities that we hold dear—strong balance sheets, high returns on invested capital, strong cash flows, and, in many cases, growing dividends. While this has caused some frustration when reviewing the last few years’ worth of relative returns, the situation has also created opportunities for us to find what we think are better businesses—those that possess those key quality attributes previously mentioned. As a result, we think the portfolio is well positioned for the more historically typical market we anticipate going forward, in which rising interest rates and a faster-growing, less Fed-dependent economy are likely to steer investors toward what we regard as quality businesses.
     RDV’s fifth-largest holding at the end of the period, Nu Skin Enterprises overcame market skepticism about its direct marketing distribution strategy before recovering in the first half. Nu Skin makes skin care and nutritional products with a niche in anti-aging wares. Selling through a direct marketing strategy recently led many investors to think of Nu Skin as the same kind of company as Herbalife, which was not a desirable association considering that the latter endured accusations of being a pyramid scheme. We held on, liking the company’s global reach, quality products, solid earnings and cash flows, and low-debt balance sheet. Once investors were convinced of Nu Skin’s viability, its shares began to climb, helped by the announcement of a five-year business plan for China. We began to take gains in the second quarter.
     We have not changed our view of money market specialist Federated Investors over the last year. Money market funds are still facing new regulations—the new rules remain under review, extending a process that has been dragging on for a while now. We concur with most industry observers who think that the longer this process takes, the less onerous the rules are going to be. Equally important is our confidence that rising interest rates are going help its business. Although we began to trim our position in mid-May, we held a large stake at the end of the period, when it was the Fund’s largest holding. Some opportune selling in January, February, and April helped to make Pandora A/S a top first-half contributor. A Danish designer, maker, and distributor of hand-finished jewelry, its share price has been mostly rising since we first bought shares in July 2012.
     Gold and silver mining companies from the precious metals & mining industry detracted most from performance through the end of June. While we liked the very attractive valuations of companies such as Gold Fields, Randgold Resources, Fresnillo, and Pan American Silver, we were carefully reviewing the long-term prospects of these businesses at the end of June.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Gold Fields ADR	-0.49%

Randgold Resources ADR	-0.43

Fresnillo	-0.40

Pan American Silver	-0.25

U.S. Global Investors Cl. A	-0.23

[1] Net of dividends

ROYCE DIVIDEND VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/3/04

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$527 million

Number of Holdings	253

Turnover Rate	10%

Average Market Capitalization[1]	$2,753 million

Weighted Average P/E Ratio[2,3]	15.9x

Weighted Average P/B Ratio[2]	2.1x

U.S. Investments (% of Net Assets)	75.3%

Non-U.S. Investments (% of Net Assets)	22.3%

Symbol
Investment Class	RDVIX
Service Class	RYDVX
Institutional Class	RDIIX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RDV	0.54	21.22

Russell 2000	0.46	24.07

Category Median	0.46	23.47

Best Quartile Breakpoint	0.52	22.36

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 348 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 25% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 75% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 35

Royce Micro-Cap Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			3.04%

One-Year			8.46

Three-Year			8.84

Five-Year			4.68

10-Year			9.79

15-Year			9.46

20-Year			11.13

Since Inception (12/31/91)			12.13

ANNUAL EXPENSE RATIO

Operating Expenses			1.49%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMC	Year	RMC

2012	8.0%	2004	15.8%

2011	-12.1	2003	52.6

2010	30.1	2002	-13.4

2009	55.7	2001	23.1

2008	-40.9	2000	16.7

2007	7.1	1999	13.7

2006	22.3	1998	-3.3

2005	11.5	1997	24.7

TOP 10 POSITIONS % of Net Assets

Kirkland’s			1.4%

GP Strategies			1.3

Graham Corporation			1.3

Marten Transport			1.3

Horsehead Holding Corporation			1.3

Patriot Transportation Holding			1.3

ATMI			1.3

Perry Ellis International			1.2

Shoe Carnival			1.2

Olympic Steel			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			20.9%

Consumer Discretionary			18.5

Information Technology			13.6

Materials			10.3

Health Care			8.2

Energy			7.8

Financials			5.6

Consumer Staples			0.9

Utilities			0.1

Miscellaneous			4.8

Cash and Cash Equivalents			9.3

Manager’s Discussion
Micro-caps enjoyed generally strong returns in the first six months of 2013, but this did not translate to notable results for Royce Micro-Cap Fund (RMC). The Fund rose 3.0% for the year-to-date period ended June 30, 2013 versus respective gains of 18.3% and 15.9% for its benchmark, the Russell Microcap Index, and the small-cap Russell 2000 Index. The year’s first quarter saw the bulk of underperformance. The first three months of the year were a mostly bullish period that followed a solid third quarter and more volatile fourth quarter in 2012. RMC, however, struggled during the year’s first three months. For the first quarter, the Fund gained 2.4% versus 12.6% for its benchmark and 12.4% for the small-cap index.
     The second quarter brought considerably more volatility and, unsurprisingly, lower returns for equities across the board. Markets all over the world convulsed late in June following the announcement by Fed Chairman Ben Bernanke that the central bank would consider slowing the pace of monthly bond purchases later in the year. Along with less-than-stellar news out of China, Brazil, Turkey, and Europe, stocks fell precipitously for several sessions before beginning to find their feet again. The upshot was a rougher quarter for stocks, though the U.S. fared better than foreign markets. RMC was up 0.6% for the second quarter versus 5.1% for the micro-cap index and 3.1% for the small-cap index. For the periods ended June 30, 2013, the Fund underperformed both indexes for one-, three-, and five-year spans, while the Fund outpaced both indexes for the 10-year period and beat the Russell 2000 for the 15-, 20-year, and since inception (12/31/91) periods. (The Russell Microcap Index’s inception was June 30, 2000.) RMC’s average annual total return since inception was 12.1%, a long-term record in which we take great pride.
     The portfolio’s top contributor in the first half was hhgregg, a retailer specializing in consumer electronics, home appliances, and other items. Its share price benefited from growing home sales and improving consumer confidence. We reduced our position in April and May. Clothing retailer Stein Mart also received help from higher levels of consumer activity. It drew an even larger advantage from resolving internal accounting issues that drove investors from its stock late in 2012. The company, which discovered these errors on its own, restated results and then continued to improve its merchandising strategy. Even with the rise in its share price, we liked its valuation at the end of June, when it was RMC’s eleventh-largest holding. Two top-ten positions were also top contributors in the first half. Graham Corporation manufactures custom

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

hhgregg	0.67%

Stein Mart	0.64

Graham Corporation	0.56

Kirkland’s	0.54

Monotype Imaging Holdings	0.45

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

36 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review
vacuum and heat transfer equipment. We bought shares when its niche business was slow and its valuation looked particularly attractive to us. Growing sales and record revenue in its fiscal fourth quarter helped to draw other investors. Kirkland’s was another company that profited from the resurgence in the housing industry as well as from analytical tools that allowed it to better understand and respond to sales activity at its stores, creating greater efficiency and better inventory management.
     PDI provides outsourced sales and other commercial services to pharmaceutical, biotechnology, and healthcare companies in the U.S. Its contract sales business has not grown as we initially anticipated, which has hurt results. We began to reduce our position in April. Detracting most from the portfolio’s results in the period were investments in the Materials sector, particularly those in the metals & mining category. Four of the portfolio’s five largest detractors were precious metals miners. We have reduced the Fund’s exposure to this industry, holding positions only in those companies that are well funded and capable in our view of weathering what remained at the end of June a very challenging period for mining businesses. These challenges include rising operating costs and declining commodity prices. We added shares of Endeavour Silver in March and April and trimmed our position in Pilot Gold in the first quarter. Choosing to hold shares of McEwen Mining, we also reduced our stake in Lumina Copper.
     The lack of exposure to more defensive areas of the market, most notably REITs and MLPs, was also a factor in first-half results (though REITs abruptly reversed course in the second quarter). This was consistent with much of what hampered relative returns in 2012. We take a disciplined approach, looking for bargain-priced companies with strong balance sheets and above-average returns on invested capital. This vintage Royce formula has led us to companies that have not experienced full participation in the last few years’ worth of rallies while they have often been sold off with equal abandon during downturns. Perhaps needless to say, our patience and discipline have been amply tested throughout the last two-and-a-half years, though by no means enough for us to abandon what has been successful for most of the Fund’s more than two decades of history. Indeed, we are highly confident going forward that companies with solid fundamentals and strong managements can ultimately be market leaders. We recently increased the Fund’s exposure to U.S. companies, which stood at 76% of net assets at the end of June. We firmly believe that the portfolio is well positioned for the next market phase, one which we anticipate should be better for the kind of conservatively capitalized micro-cap businesses that we seek for the portfolio.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Endeavour Silver	-0.46%

Pilot Gold	-0.45

McEwen Mining	-0.35

PDI	-0.31

Lumina Copper	-0.30

[1] Net of dividends

ROYCE MICRO-CAP FUND VS. RUSSELL MICROCAP AND RUSSELL 2000 Value of $10,000 Invested on 6/30/00 (Russell Microcap Inception)

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$839 million

Number of Holdings	194

Turnover Rate	12%

Average Market Capitalization[1]	$373 million

Weighted Average P/E Ratio[2,3]	17.4x

Weighted Average P/B Ratio[2]	1.5x

U.S. Investments (% of Net Assets)	76.1%

Non-U.S. Investments (% of Net Assets)	14.6%

Symbol
Investment Class	RYOTX
Service Class	RMCFX
Consultant Class	RYMCX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (22% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RMC	0.30	23.87

Russell Microcap	0.45	25.07

Category Median	0.51	24.28

Best Quartile Breakpoint	0.55	23.77

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 24 micro-cap objective funds (oldest class only) with at least five years of history.
The Fund produced lower volatility than the Russell Microcap and 50% of micro-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 37

Royce Opportunity Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			18.49%

One-Year			30.58

Three-Year			19.42

Five-Year			10.90

10-Year			11.52

15-Year			12.11

Since Inception (11/19/96)			12.98

ANNUAL EXPENSE RATIO

Operating Expenses			1.14%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2012	22.6%	2004	17.5%

2011	-13.0	2003	72.9

2010	33.8	2002	-17.0

2009	62.1	2001	17.3

2008	-45.7	2000	19.8

2007	-2.0	1999	32.3

2006	18.8	1998	4.9

2005	4.8	1997	20.8

TOP 10 POSITIONS % of Net Assets

Sanmina Corporation			0.7%

OM Group			0.7

Unifi			0.7

Jones Group (The)			0.7

NCI Building Systems			0.7

Tower International			0.6

SunEdison			0.6

Commercial Metals			0.6

Kaiser Aluminum			0.6

LaSalle Hotel Properties			0.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			22.6%

Industrials			18.6

Consumer Discretionary			14.5

Financials			12.1

Materials			6.9

Energy			5.0

Health Care			4.0

Consumer Staples			0.5

Telecommunication Services			0.3

Miscellaneous			5.0

Preferred Stock			0.1

Cash and Cash Equivalents			10.4

Manager’s Discussion
Royce Opportunity Fund (ROF) easily shrugged off what has otherwise been a difficult market for active managers with a terrific performance in the first half of 2013. The Fund climbed 18.5% for the year-to-date period ended June 30, 2013, outpacing its small-cap benchmark, the Russell 2000 Index, which was up 15.9% for the same period. ROF’s first-half showing was part of a longer-term trend of enviable absolute and relative returns.
     The first quarter was an almost placidly bullish period, though it did see the return to market leadership of high-yielding and more defensive sectors at the expense of cyclical areas across most asset classes. The Fund coped just fine with the shift, gaining 13.3% versus 12.4% for the small-cap index. Stock prices then began falling, with April a bearish month that gave way to a bullish May. June was already proving to be a volatile month when the Fed announced on the 19th that it would likely begin to taper its bond-buying program later this year. Along with a rapidly rising rate on the 10-year Treasury, underwhelming news out of China, and growing unrest in the developing world, the global markets swooned for several days, though most domestic indexes were showing signs of recovery by the end of the month. The Fund acquitted itself well in this uncertain environment. ROF gained 4.6% for the second quarter, ahead of the Russell 2000, which was up 3.1%.
     Ongoing strength helped ROF achieve a consistent advantage over its benchmark through recent market cycles. For the periods ended June 30, 2013, the Fund beat the small-cap index from the trough on March 9, 2009 (+307.4% versus +202.3%) and the most recent small-cap peak on April 29, 2011 (+17.2% versus +16.6%), among other periods. (More market cycle results can be found on page 6.) These results were especially noteworthy because ROF had a relative advantage in both bullish and bearish phases. The Fund outperformed the Russell 2000 for the one-, three-, five-,10-, 15-year, and since inception (11/19/96) periods ended June 30, 2013. ROF’s average annual total return for the since inception period was 13.0%.
     All but one of the Fund’s eight equity sectors finished the period in the black, and the net loss for Diversified Investment Companies was minimal. Consumer Discretionary led by a good-sized margin, followed by notable net gains for the Industrials, Information Technology, and Financials sectors. The leading industry was the semiconductor & semiconductor equipment group.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

SunPower Corporation	0.76%

Tower International	0.53

SunEdison	0.47

Radian Group	0.45

Albany Molecular Research	0.39

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of ROF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

38 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

Prospects for this industry have been more or less steadily improving for the last year, boosted by growth in the U.S. economy. That European economies look to have hit bottom and other national economies, especially in Asia, did not fall as hard as many had predicted were also factors in the improvement for this highly volume-sensitive business. Inventory levels were reasonable and pricing in the memory market was better than expected, which also helped to attract investors.
     As their respective share prices soared past our sell targets, we reduced our stake in two of ROF’s top-five contributors that came from the semiconductor group—SunPower Corporation and SunEdison. Each of these companies also benefited from the resurgence of interest in companies involved in solar power, an area that we think has considerable potential. SunPower manufactures high-performance solar electric equipment while SunEdison produces electronic-grade polysilicon used for electronics, solar cells, and film devices while also developing solar power projects. In spite of fears that reduced government subsidies would derail growth, the demand for solar technology has continued to grow. Many lesser-quality players have either exited the business or lost market share. Technological efficiency has improved, which has helped bring down costs, while China recently called for a five-fold increase in installed solar capacity.
     Tower International, the Fund’s sixth-largest holding at the end of June, has a global business manufacturing metal automotive components for OEMS (original equipment manufacturers). Global demand for auto parts has held up well, attracting interest to its shares. We began to take gains in May as its stock price revved up. Radian Group provides financial guarantee insurance. Its services allow people to buy homes more quickly (often with smaller down payments), protect lenders against loan default, and lower the costs of mortgage origination and servicing. The recovering housing industry and a decline in the number of defaults helped its business to grow. We took gains through most of the first half. We also reduced our stake in Albany Molecular Research, which provides contract manufacturing for the pharmaceutical industry. Higher utilization rates and deft management both helped it to improve its business.
     Weaker earnings hurt the Fund’s two largest detractors. Walter Energy produces metallurgical coal. Prices fell in the wake of slack demand in China. We sold our shares shortly after the company’s efforts to refinance its debt fell through. We chose to add to our stake in oil and gas driller Layne Christensen during much of the first half based on our belief that its industry niche and efforts to improve operations would eventually lead it to reverse course.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Walter Energy	-0.32%

Layne Christensen	-0.11

Quanex Building Products	-0.10

McClatchy Company (The) Cl. A	-0.10

Central Garden & Pet	-0.10

[1] Net of dividends

ROYCE OPPORTUNITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 11/19/96

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$2,292 million

Number of Holdings	317

Turnover Rate	23%

Average Market Capitalization[1]	$719 million

Weighted Average P/E Ratio[2,3]	15.7x

Weighted Average P/B Ratio[3]	1.4x

U.S. Investments (% of Net Assets)	86.3%

Non-U.S. Investments (% of Net Assets)	3.3%

Symbol
Investment Class	RYPNX
Service Class	RYOFX
Consultant Class	ROFCX
Institutional Class	ROFIX
R Class	ROFRX
K Class	ROFKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (34% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

ROF	0.48	31.13

Russell 2000	0.46	24.07

Category Median	0.46	23.47

Best Quartile Breakpoint	0.52	22.36

[1] Five years ended 6/30/13 Category Median and Best Quartile Breakpoint based on 348 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 50% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 39

Royce Global Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			-4.78%

One-Year			6.18

Three-Year			6.53

Five-Year			1.34

Since Inception (12/29/06)			4.08

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.81%

Net Operating Expenses			1.70

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGV	Year	RGV

2012	11.0%	2009	61.9%

2011	-18.7	2008	-39.9

2010	35.7	2007	14.3

TOP 10 POSITIONS % of Net Assets

Helmerich & Payne			3.1%

Mayr-Melnhof Karton			3.1

Semperit AG Holding			3.0

Western Digital			3.0

Recordati			2.9

Ashmore Group			2.7

FamilyMart			2.5

Myriad Genetics			2.3

Pason Systems			2.2

Autoliv			2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			18.0%

Industrials			17.6

Health Care			12.6

Materials			12.6

Energy			10.6

Information Technology			9.8

Financials			9.2

Consumer Staples			6.4

Cash and Cash Equivalents			3.2

PORTFOLIO COUNTRY BREAKDOWN[1],[2] % of Net Assets

United States			17.9%

Japan			13.3

Canada			8.4

United Kingdom			7.9

Austria			6.1

South Africa			5.1

Hong Kong			4.6

Norway			4.6

France			3.6

Switzerland			3.4

Brazil			3.0

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by their country of headquarters.

Managers’ Discussion
The first half of 2013 was often challenging for many equities all over the world. It was also a disappointing period for Royce Global Value Fund (RGV). The Fund fell 4.8% for the year-to-date period ended June 30, 2013 versus a 6.7% gain for its benchmark, the Russell Global Small Cap Index, for the same period. As was the case in 2012, the first quarter was a solidly bullish period for most stocks. Unlike 2012, however, non-U.S. equities generally had lower returns. Also unlike last year, RGV underperformed its benchmark by a considerable margin. The Fund gained 0.8% in the year’s opening quarter while the global small-cap index rose 8.6%. This left the Fund with substantial ground to make up versus the benchmark as temperatures warmed up in the second quarter. The period was far more volatile, and we were unhappy that the portfolio was unable to better hold its value when share prices were falling from April through June. For the quarter as a whole, RGV fell 5.5% versus a decline of 1.7% for the benchmark.
     The second-quarter correction was a global event, fueled by concerns over an economic slowdown and credit issues in China, emerging markets countries such as Brazil and Turkey facing both social unrest and faltering growth, ongoing concerns over the fiscal health of certain eurozone nations, and the Fed’s talk of tapering the pace of bond purchases later this year. All of these developments combined to help push stock prices lower. None of these problems are new, and all are potentially solvable, yet their surfacing so close to one another in May and June clearly spooked many investors who remain understandably skittish in light of all that has happened since the financial crisis in 2008. After narrowly outpacing the global small-cap index in the second half of 2012 (+11.5% versus +11.0%), the Fund’s underperformance in 2013 eroded some of its longer-term relative advantage. For the period ended June 30, 2013, RGV beat the Russell Global Small Cap Index for the since inception (12/29/06) period.
     Most of the Fund’s net losses in the first half came from the metals & mining industry—part of the Materials sector, which as a result also posted a sizable net loss. We reduced the portfolio’s overall exposure to the Materials sector primarily by selling shares of several metals & mining companies in May. Companies in this industry accounted for the Fund’s top five (and seven of its ten) largest detractors for the period. Several factors had a negative effect on these businesses in the first half. Gold and silver prices declined significantly, mine operating costs were climbing,

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Western Digital	0.88%

Nihon M&A Center	0.74

Recordati	0.50

SimCorp	0.37

USS	0.37

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

40 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review
and several firms went through management changes. Warren Buffett once said, “Only when the tide goes out do you discover who’s been swimming naked.” For too many precious metals mining businesses, it has often looked as if the tide was never coming back in. This drove many companies’ valuations to what we regard as rock-bottom levels that have not been reached since the lows of late 2008-early 2009. Still, we chose to sell some of the Fund’s largest detractors in the industry, such as Allied Nevada Gold, Medusa Mining, and B2Gold, while reducing our stake in Hochschild Mining, one of 2012’s top contributors. We added shares of Pan American Silver as we think it is well positioned for an eventual turnaround for the industry.
     The Fund’s top contributor could be found relatively close to home in Irvine, CA., the headquarters of hard disk drive maker Western Digital. The company is one of two firms that dominate disk drive production worldwide. As such, its core business, which involves solutions for the collection, storage, management, and protection of digital content, has long interested us. We first bought shares in the fall of 2010 when its valuation reached levels that we found attractive. Many investors seemed to be selling at the time out of concern that the decline in PCs would adversely affect its business while we saw opportunities in the need cloud computing server farms had for its products. Its shares began to rebound in February on solid EPS (earnings per share) growth and again in March on reports that global demand for data storage would remain strong. Although we trimmed our shares in May and early July, it was the Fund’s fourth-largest holding at the end of June.
     Tokyo-based Nihon M&A Center provides M&A advisory and other related services to small and medium-sized businesses. Growing revenues and earnings helped draw investors to its stock. We were intrigued by its niche in Japan, a country in which approximately 150,000 companies are said to lack succession plans, which represents a great opportunity for Nihon M&A. We reduced our position as its share price soared past our sell targets. Since the mid-point of 2012, we have enjoyed a mostly very positive experience with Recordati, a Milan-based pharmaceutical business with an 80-year history and an expanding global reach, especially in Russia, Turkey, and Eastern Europe, where demand for its products has been growing. The company researches and manufactures prescription pharmaceuticals, including lercanidipine, a treatment for hypertension. Its shares slumped between February and early April 2013 before climbing again on a strong fiscal first quarter and revised guidance for 2013. It was the Fund’s fifth-largest position at the end of June.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Hochschild Mining	-1.45%

Allied Nevada Gold	-1.23

Medusa Mining	-0.78

Pan American Silver	-0.67

B2Gold Corporation	-0.54

[1] Net of dividends

ROYCE GLOBAL VALUE FUND VS. RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$263 million

Number of Holdings	67

Turnover Rate	24%

Average Market Capitalization[1]	$1,579 million

Weighted Average P/E Ratio[2,3]	13.2x

Weighted Average P/B Ratio[2]	1.8x

Ticker Symbol
Investment Class	RGVIX
Service Class	RIVFX
Consultant Class	RGVHX
R Class	RGVRX
K Class	RGVKR

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RGV	0.18	26.10

Russell Global Small Cap	0.29	23.87

Category Median	0.27	23.74

Best Quartile Breakpoint	0.36	22.36

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 19 world stock small-cap objective funds (oldest class only) with at least five years of history.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 41

Royce International Smaller-Companies Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			-0.71%

One-Year			13.46

Three-Year			8.33

Five-Year			5.06

Since Inception (6/30/08)			5.06

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.15%

Net Operating Expenses			1.71

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RIS	Year	RIS

2012	19.4%	2010	26.5%

2011	-18.7	2009	50.3

TOP 10 POSITIONS % of Net Assets

Recordati			1.5%

EPS Corporation			1.4

Mayr-Melnhof Karton			1.4

FamilyMart			1.4

Santen Pharmaceutical			1.3

Semperit AG Holding			1.3

Daphne International Holdings			1.2

Moshi Moshi Hotline			1.2

Lewis Group			1.2

Forbo Holding			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			23.9%

Health Care			17.7

Industrials			14.5

Financials			10.6

Information Technology			8.4

Materials			7.9

Consumer Staples			5.8

Energy			3.4

Cash and Cash Equivalents			7.8

PORTFOLIO COUNTRY BREAKDOWN[1],[2] % of Net Assets

Japan			13.6%

Hong Kong			10.5

United Kingdom			10.4

France			9.4

Switzerland			7.7

Italy			3.6

Germany			3.4

South Africa			3.2

India			3.0

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Managers’ Discussion
Stocks outside the U.S. saw substantially lower returns overall than their domestic counterparts in the first half of 2013. For the year-to-date period ended June 30, 2013, Royce International Smaller-Companies Fund (RIS) was down 0.7% versus a gain of 1.8% for its benchmark, the Russell Global ex-U.S. Small Cap Index, for the same period. The first quarter was bullish across much of the globe, though results for non-U.S. companies were generally lower. Further, the Fund participated in this rally only to a limited degree, gaining 3.2% in the year’s opening quarter versus a 6.5% gain for its benchmark. This contrasted with the Fund’s strong absolute and relative results in 2012, which featured a strong second-half advantage for RIS, which advanced 14.3% versus 13.5% for the Russell Global ex-U.S. Small Cap.
     Markets experienced a significant spike in volatility in the second quarter. April was bearish, May bullish, and June more of a mix. Most U.S. markets finished the quarter slightly in the black while many non-U.S. indexes were negative—some dramatically—over the same period. RIS held investments headquartered in Brazil, which declined by about a third in U.S. dollar terms in the first half, and Turkey, which like Brazil suffered falling markets and was gripped by numerous protests. During the spring and early summer months, China was attempting to cope with a slowing economy, credit and banking issues, and its overheated real estate market, Japan was trying to galvanize its economy with monetary stimulus, uncertainty was prevalent throughout several emerging markets nations, and there were ongoing, still unresolved issues in the eurozone. All of these situations made the pullback unsurprising. RIS slipped 3.8% in the second quarter while its benchmark declined 4.5%. We were pleased to see the Fund better preserve its value during this more volatile period. Recent short-term results notwithstanding, we were also pleased that RIS outpaced the Russell ex-U.S. Global Small Cap Index for the five-year/since inception (6/30/08) period ended June 30, 2013.
     The bulk of the Fund’s net losses in the first half came from the metals & mining industry, part of the Materials sector that posted a sizable net loss as a result. Companies in this group accounted for four of the Fund’s five, and six of its ten, largest detractors for the period, with the four biggest net losses coming from precious metals mining businesses. Gold, silver, and other commodity prices declined significantly while mine operating costs were increasing, which

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Kakaku.com	0.32%

Boiron	0.32

SimCorp	0.30

Recordati	0.29

Nomura Research Institute	0.26

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by any applicable Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% through April 30, 2023. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

42 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

combined to make the first half a nightmarish period for many mining companies. At the same time, these developments dropped valuations in many cases to what we view as rock-bottom levels that have not been seen since the late 2008–early 2009 lows. During the first quarter we added shares of London-based Hochschild Mining, a gold and silver producer that operates primarily in South America. We also chose to hold small positions in Australian gold producer Regis Resources and Turkish gold producer Koza Altin Isletmeleri while selling our positions in Medusa Mining and B2Gold Corporation. On the whole, we reduced the portfolio’s exposure to the Materials sector chiefly by selling shares of metals & mining companies in the first half.
     We saw the sliding stock price of Daphne International Holdings as an opportunity to build our position in this Chinese footwear maker and retailer, which sells Aerosole shoes in China. Adding shares between April and June, we like the company’s long-term potential based on its strong management and market position, though we recognize that this investment may require patience in the short run. The general slowdown in the Chinese economy has taken its toll on Daphne’s business. Lower levels of consumer spending in particular have caused sales and revenues to slump. It was the Fund’s seventh-largest position at the end of June.
     Tokyo-based Kakaku.com provides websites that offer price comparison services and product information on restaurants, hotels, and consumer appliances, among other things. Its business grew throughout the first half as increased website traffic helped spark impressive earnings growth. We took gains between February and May. A rising share price also led us to take gains in Boiron, which has a global business manufacturing homeopathic medications. Improved profitability and cash flows were key to its healthy results through the end of June. We also reduced our position in SimCorp during the first half. Based in Copenhagen, the company provides specialized software for investment management businesses all over the world. Its share price rose more or less steadily through the first half. The company instituted a share buyback program in February and completed a 10-for-1 stock split in June, all while showing steady earnings growth. Recordati, RIS’s top holding at the end of June, is a pharmaceutical business based in Milan with a growing global reach. The company produced notable growth over the last two fiscal years that were reported in the first half. Investors seem to appreciate its increasing revenues from Russia, Turkey, and Eastern Europe, markets where demand for pharmaceutical products is growing in the high single-digits. We sold our position in Nomura Research Institute, a Japanese business consultant that offers technology and research to analyze strategy and decision making.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Hochschild Mining	-0.78%

Regis Resources	-0.36

Medusa Mining	-0.33

Daphne International Holdings	-0.33

B2Gold Corporation	-0.33

[1] Net of dividends

ROYCE INTERNATIONAL SMALLER-COMPANIES FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 6/30/08

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$32 million

Number of Holdings	130

Turnover Rate	33%

Average Market Capitalization[1]	$1,037 million

Weighted Average P/E Ratio[2,3]	13.3x

Weighted Average P/B Ratio[2]	1.9x

Ticker Symbol
Service Class	RYGSX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RIS	0.32	23.03

Russell Global ex-U.S. Small Cap	0.20	25.39

Category Median	0.25	24.41

Best Quartile Breakpoint	0.33	23.54

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 56 foreign small/mid objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell Global ex-U.S. Small Cap and performed within the top 50% of foreign small/mid objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell Global ex-U.S. Small Cap and 75% of foreign small/mid objective funds, as shown by its standard deviation.

The Royce Funds 2013 Semiannual Report to Shareholders | 43

Schedules of Investments

Royce Pennsylvania Mutual Fund

	SHARES	VALUE
COMMON STOCKS – 99.3%

Consumer Discretionary – 15.4%
Auto Components - 1.3%
China XD Plastics [1,2]	152,300	$625,953
Dorman Products	455,185	20,770,092
Drew Industries	784,088	30,830,340
Gentex Corporation	804,500	18,543,725
Spartan Motors	170,800	1,045,296
Strattec Security	150,000	5,604,000
Superior Industries International	488,000	8,398,480

		85,817,886

Automobiles - 1.0%
Thor Industries	736,650	36,228,447
Winnebago Industries [2,3]	1,494,450	31,368,506

		67,596,953

Distributors - 0.4%
Pool Corporation	261,400	13,699,974
Weyco Group [3]	590,500	14,880,600

		28,580,574

Diversified Consumer Services - 0.7%
American Public Education [2]	1,900	70,604
Capella Education [2]	25,926	1,079,818
Corinthian Colleges [2]	100,000	224,000
Lincoln Educational Services	69,500	366,265
Sotheby’s	928,608	35,203,529
Universal Technical Institute	753,700	7,785,721

		44,729,937

Hotels, Restaurants & Leisure - 0.1%
Bob Evans Farms	20,000	939,600
CEC Entertainment	140,600	5,770,224

		6,709,824

Household Durables - 2.6%
Ethan Allen Interiors [3]	1,523,910	43,888,608
Harman International Industries	458,300	24,839,860
Helen of Troy [2]	35,000	1,342,950
La-Z-Boy	689,500	13,976,165
Lifetime Brands	211,413	2,870,989
Mohawk Industries [2]	318,000	35,771,820
Natuzzi ADR [2]	2,096,300	4,548,971
NVR [2]	36,600	33,745,200
Skullcandy [2]	68,600	374,556
Skyline Corporation [2]	183,400	720,762
Stanley Furniture [2,3]	1,002,235	4,008,940

		166,088,821

Internet & Catalog Retail - 0.0%
CafePress [1,2]	149,700	938,619

Leisure Equipment & Products - 0.0%
Arctic Cat	18,836	847,243
Callaway Golf	250,000	1,645,000
Leapfrog Enterprises Cl. A [1,2]	73,400	722,256

		3,214,499

Media - 1.4%
DreamWorks Animation SKG Cl. A [1,2]	746,800	19,162,888
Morningstar	496,300	38,502,954
Rentrak Corporation [2]	286,665	5,753,367
Saga Communications Cl. A	117,951	5,415,130
Scholastic Corporation	443,000	12,975,470
Wiley (John) & Sons Cl. A	65,000	2,605,850
World Wrestling Entertainment Cl. A	259,600	2,676,476

		87,092,135

Multiline Retail - 0.1%
Tuesday Morning [2]	370,000	3,836,900

Specialty Retail - 5.3%
American Eagle Outfitters	1,437,091	26,241,282
America’s Car-Mart [2,3]	556,600	24,067,384
Ascena Retail Group [2]	2,378,549	41,505,680
Buckle (The)	623,604	32,439,880
Cato Corporation (The) Cl. A	1,362,502	34,008,050
Christopher & Banks [2]	135,252	911,599
Destination Maternity	93,000	2,287,800
GameStop Corporation Cl. A	734,400	30,866,832
Guess?	662,014	20,542,294
Jos. A. Bank Clothiers [2]	669,279	27,654,608
Kirkland’s [2]	3,100	53,475
Le Chateau Cl. A [1,2]	685,000	2,540,173
Monro Muffler Brake	327,400	15,731,570
Penske Automotive Group	389,200	11,886,168
Pier 1 Imports	1,013,600	23,809,464
Shoe Carnival [3]	1,227,698	29,477,029
Stage Stores	11,300	265,550
Stein Mart	975,916	13,321,253
Wet Seal (The) Cl. A [2]	161,700	761,607

		338,371,698

Textiles, Apparel & Luxury Goods - 2.5%
Barry (R.G.)	204,344	3,318,546
Columbia Sportswear	295,117	18,489,080
Crocs [2]	1,315,620	21,707,730
Crown Crafts	322,700	1,984,605
Deckers Outdoor [2]	483,706	24,431,990
G-III Apparel Group [2]	618,157	29,745,715
Maidenform Brands [2]	1,139,532	19,748,090
Movado Group	120,000	4,059,600
Steven Madden [2]	448,896	21,717,588
Vera Bradley [2]	618,354	13,393,548

		158,596,492

Total (Cost $682,483,702)		991,574,338

Consumer Staples – 1.9%
Food & Staples Retailing - 0.1%
Village Super Market Cl. A	120,995	4,003,724

Food Products - 0.7%
†Amira Nature Foods [1,2]	211,116	1,773,374
Calavo Growers	65,277	1,774,882
Cal-Maine Foods	215,121	10,005,278
Darling International [2]	20,000	373,200
Farmer Bros. [2]	50,700	712,842
Industrias Bachoco ADR	112,586	3,906,734
Sanderson Farms	366,900	24,369,498
44 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Consumer Staples (continued)
Food Products (continued)
SunOpta [2]	206,300	$1,565,817

		44,481,625

Household Products - 0.1%
Harbinger Group [2]	1,009,600	7,612,384
Orchids Paper Products	28,600	750,750

		8,363,134

Personal Products - 1.0%
Inter Parfums	826,736	23,578,511
Nu Skin Enterprises Cl. A	537,185	32,832,747
Nutraceutical International	312,500	6,387,500

		62,798,758

Total (Cost $71,350,676)		119,647,241

Energy – 7.0%
Energy Equipment & Services - 6.3%
Atwood Oceanics [2]	18,500	962,925
C&J Energy Services [1,2]	121,977	2,362,694
CARBO Ceramics	273,100	18,415,133
Ensign Energy Services	1,710,100	26,471,835
Exterran Holdings [2]	951,700	26,761,804
Helmerich & Payne	931,717	58,185,727
ION Geophysical [1,2]	816,700	4,916,534
Matrix Service [2]	1,201,243	18,715,366
Newpark Resources [2]	130,700	1,436,393
Oil States International [2]	735,226	68,111,337
Pason Systems	2,351,700	42,754,115
Patterson-UTI Energy	419,800	8,125,229
Rowan Companies [2]	9,000	306,630
RPC	1,294,775	17,880,843
SEACOR Holdings	374,836	31,130,130
Superior Energy Services [2]	104,200	2,702,948
Tidewater	82,000	4,671,540
Trican Well Service	1,241,200	16,498,979
Unit Corporation [2]	1,251,637	53,294,703
Willbros Group [2]	90,000	552,600

		404,257,465

Oil, Gas & Consumable Fuels - 0.7%
Cimarex Energy	355,500	23,103,945
SM Energy	229,100	13,741,418
Sprott Resource	2,830,200	9,445,662
VAALCO Energy [2]	208,700	1,193,764

		47,484,789

Total (Cost $267,296,867)		451,742,254

Financials – 10.0%
Capital Markets - 5.5%
Affiliated Managers Group [2]	203,700	33,394,578
AllianceBernstein Holding L.P.	1,635,760	34,056,523
ASA Gold and Precious Metals	53,000	673,100
Cohen & Steers	687,663	23,366,789
Cowen Group [2]	2,152,377	6,241,893
Diamond Hill Investment Group	136,350	11,596,567
Federated Investors Cl. B	2,445,082	67,019,698
Financial Engines	97,000	4,422,230
GAMCO Investors Cl. A	85,421	4,733,178
GFI Group	580,000	2,267,800
INTL FCStone [2]	61,217	1,068,237
Janus Capital Group	650,000	5,531,500
Lazard Cl. A	1,076,627	34,613,558
Manning & Napier	677,292	12,028,706
MVC Capital	263,600	3,318,724
Oppenheimer Holdings Cl. A	25,000	476,000
SEI Investments	1,569,100	44,609,513
Sprott	2,637,500	7,021,964
Waddell & Reed Financial Cl. A	648,027	28,189,175
Westwood Holdings Group	369,035	15,838,982
WisdomTree Investments [2]	1,141,911	13,211,910

		353,680,625

Commercial Banks - 0.2%
City Holding Company	352,270	13,720,916

Diversified Financial Services - 0.3%
Interactive Brokers Group	588,600	9,399,942
PICO Holdings [2]	487,400	10,215,904

		19,615,846

Insurance - 3.0%
Alleghany Corporation [2]	14,200	5,443,002
Allied World Assurance Company Holdings	199,436	18,250,388
Aspen Insurance Holdings	176,039	6,529,287
Baldwin & Lyons Cl. B	306,000	7,429,680
Brown & Brown	755,700	24,363,768
E-L Financial	47,000	28,377,865
Enstar Group [2]	5,000	664,900
Erie Indemnity Cl. A	293,500	23,389,015
Gallagher (Arthur J.) & Co.	495,000	21,626,550
Greenlight Capital Re Cl. A [2]	596,910	14,642,202
ProAssurance Corporation	40,400	2,107,264
Reinsurance Group of America	464,721	32,116,868
RLI Corp.	65,231	4,984,301
Stewart Information Services	191,600	5,018,004

		194,943,094

Real Estate Management & Development - 0.5%
E-House China Holdings ADR	328,200	1,424,388
Forestar Group [2]	50,000	1,003,000
Jones Lang LaSalle	301,900	27,515,166
Tejon Ranch [2]	131,624	3,749,968

		33,692,522

Thrifts & Mortgage Finance - 0.5%
BofI Holding [2]	47,300	2,167,286
Doral Financial [2]	214,600	178,118
Genworth MI Canada	912,850	21,300,123
TrustCo Bank Corp. NY	1,194,551	6,498,357

		30,143,884

Total (Cost $521,592,743)		645,796,887

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 45

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Health Care – 7.7%
Biotechnology - 0.5%
†Amicus Therapeutics [1,2]	152,000	$354,160
†Idenix Pharmaceuticals [1,2]	150,000	541,500
Lexicon Pharmaceuticals [2]	1,522,400	3,303,608
Myriad Genetics [2]	988,500	26,560,995
†Synthetic Biologics [1,2]	177,100	304,612
†ZIOPHARM Oncology [1,2]	160,000	336,000

		31,400,875

Health Care Equipment & Supplies - 1.9%
Abaxis	2,000	95,020
Analogic Corporation	346,300	25,221,029
Atrion Corporation	400	87,484
CryoLife	150,627	942,925
Exactech [2]	59,800	1,181,050
Haemonetics [2]	285,100	11,788,885
ICU Medical [2]	21,800	1,570,908
IDEXX Laboratories [2]	285,800	25,659,124
Invacare Corporation	108,400	1,556,624
Medical Action Industries [2]	304,262	2,342,817
Merit Medical Systems [2]	534,586	5,960,634
STERIS Corporation	577,600	24,767,488
SurModics [2]	346,900	6,941,469
†TearLab Corporation [1,2]	9,900	105,138
Teleflex	60,000	4,649,400
Thoratec Corporation [2]	348,300	10,905,273
Trinity Biotech ADR	83,600	1,408,660

		125,183,928

Health Care Providers & Services - 2.4%
†Accretive Health [1,2]	19,000	205,390
Almost Family	34,147	648,793
†Bio-Reference Laboratories [1,2]	40,200	1,155,750
BioScrip [2]	4,000	66,000
Chemed Corporation	266,260	19,285,212
Cross Country Healthcare [2]	240,700	1,242,012
HealthSouth Corporation [2]	915,000	26,352,000
Hooper Holmes [2]	1,847,477	665,091
Landauer	442,200	21,362,682
LHC Group [2]	17,000	332,860
Magellan Health Services [2]	284,022	15,927,954
MEDNAX [2]	214,317	19,627,151
Owens & Minor	744,000	25,169,520
Psychemedics Corporation	70,200	753,948
U.S. Physical Therapy [3]	685,048	18,934,727
VCA Antech [2]	52,650	1,373,638

		153,102,728

Health Care Technology - 0.0%
Computer Programs and Systems	5,000	245,700

Life Sciences Tools & Services - 2.3%
Bio-Rad Laboratories Cl. A [2]	118,612	13,308,266
Covance [2]	323,000	24,593,220
Furiex Pharmaceuticals [2]	43,625	1,486,304
ICON [2]	267,348	9,472,140
Mettler-Toledo International [2]	168,600	33,922,320
PAREXEL International [2]	270,000	12,403,800
PerkinElmer	988,020	32,110,650
Techne Corporation	299,900	20,717,092

		148,013,792

Pharmaceuticals - 0.6%
Hi-Tech Pharmacal [3]	1,128,832	37,477,223

Total (Cost $376,906,105)		495,424,246

Industrials – 25.8%
Aerospace & Defense - 1.7%
AeroVironment [2]	31,900	643,742
American Science & Engineering	57,305	3,209,080
Astronics Corporation [2]	50,220	2,052,492
CPI Aerostructures [2]	67,291	730,107
Cubic Corporation	424,663	20,426,290
Curtiss-Wright	255,620	9,473,277
HEICO Corporation	875,428	44,095,308
HEICO Corporation Cl. A	151,952	5,608,548
Kratos Defense & Security Solutions [1,2]	95,578	619,346
Orbital Sciences [2]	100,000	1,737,000
Sparton Corporation [2]	87,208	1,503,466
Teledyne Technologies [2]	277,000	21,425,950

		111,524,606

Air Freight & Logistics - 1.1%
Forward Air	869,900	33,299,772
Hub Group Cl. A [2]	247,500	9,013,950
Pacer International [2]	817,040	5,155,522
UTi Worldwide	1,479,700	24,370,659

		71,839,903

Building Products - 1.8%
AAON	1,100,650	36,409,502
American Woodmark [2]	410,774	14,253,858
Apogee Enterprises	40,569	973,656
Gibraltar Industries [2]	615,120	8,956,147
Insteel Industries	233,708	4,094,564
Owens Corning [2]	383,800	14,998,904
Simpson Manufacturing	1,064,000	31,302,880
WaterFurnace Renewable Energy	140,400	2,743,387

		113,732,898

Commercial Services & Supplies - 2.7%
Brink’s Company (The)	1,018,700	25,987,037
Copart [2]	960,012	29,568,370
Healthcare Services Group	677,275	16,606,783
†Heritage-Crystal Clean [2]	221,539	3,236,685
†InnerWorkings [1,2]	1,800	19,530
Mine Safety Appliances	332,100	15,459,255
Ritchie Bros. Auctioneers	1,743,900	33,517,758
Team [2]	818,095	30,964,896
Tetra Tech [2]	458,240	10,773,222
TMS International Cl. A	204,500	3,032,735
Viad Corporation	203,666	4,993,890

		174,160,161

Construction & Engineering - 1.3%
Ameresco Cl. A [2]	173,700	1,565,037
Baker (Michael)	163,100	4,421,641

46 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Industrials (continued)
Construction & Engineering (continued)
Chicago Bridge & Iron	23,000	$1,372,180
Comfort Systems USA	553,491	8,258,086
EMCOR Group	743,200	30,211,080
Foster Wheeler [2]	15,000	325,650
KBR	1,030,300	33,484,750
Layne Christensen [2]	94,100	1,835,891
MYR Group [2]	39,500	768,275
Pike Electric	79,858	982,253
Sterling Construction [2]	244,671	2,216,719

		85,441,562

Electrical Equipment - 2.6%
AZZ	507,492	19,568,891
Brady Corporation Cl. A	674,700	20,733,531
†Capstone Turbine [1,2]	4,200	4,914
Encore Wire	353,079	12,039,994
EnerSys	97,100	4,761,784
Franklin Electric	1,091,500	36,728,975
Global Power Equipment Group	699,705	11,279,245
GrafTech International [1,2]	2,360,206	17,182,300
Powell Industries [2]	403,300	20,830,445
Preformed Line Products [3]	311,088	20,628,245

		163,758,324

Industrial Conglomerates - 0.4%
Raven Industries	814,270	24,411,815

Machinery - 7.7%
Alamo Group	340,340	13,892,679
Astec Industries	59,512	2,040,667
Briggs & Stratton	252,600	5,001,480
Chart Industries [2]	19,500	1,834,755
CIRCOR International	308,952	15,713,299
CLARCOR	600,400	31,346,884
Columbus McKinnon [2]	187,150	3,990,038
Donaldson Company	783,700	27,946,742
Edwards Group ADR [2]	150,000	1,275,000
†ExOne Company (The) [1,2]	2,500	154,300
Flow International [2]	604,574	2,230,878
Foster (L.B.) Company	126,598	5,465,236
Gorman-Rupp Company	49,733	1,583,499
Graco	605,449	38,270,431
Graham Corporation	108,848	3,268,705
Hurco Companies	30,552	878,981
IDEX Corporation	343,500	18,483,735
Kadant	76,500	2,308,005
Kaydon Corporation	158,400	4,363,920
Kennametal	1,078,751	41,887,901
Lincoln Electric Holdings	852,727	48,835,675
Lindsay Corporation	10,300	772,294
Miller Industries	54,010	830,674
Nordson Corporation	394,400	27,335,864
Proto Labs [1,2]	75,110	4,879,897
RBC Bearings [2]	666,200	34,609,090
Standex International	21,700	1,144,675
Sun Hydraulics	629,300	19,684,504
Tennant Company	639,181	30,853,267
Valmont Industries	289,000	41,353,010
WABCO Holdings [2]	469,500	35,066,955
Wabtec Corporation	520,522	27,811,490

		495,114,530

Marine - 0.3%
Kirby Corporation [2]	213,700	16,997,698

Professional Services - 3.2%
Acacia Research-Acacia Technologies	124,700	2,787,045
Advisory Board (The) [2]	835,800	45,676,470
Barrett Business Services	160,800	8,395,368
Corporate Executive Board	470,800	29,763,976
CRA International [2,3]	592,143	10,936,881
Exponent	405,039	23,941,855
GP Strategies [2]	96,615	2,301,370
Heidrick & Struggles International	31,632	528,887
Kforce	5,000	73,000
Korn/Ferry International [2]	50,000	937,000
ManpowerGroup	429,330	23,527,284
On Assignment [2]	85,000	2,271,200
Resources Connection	6,800	78,880
Robert Half International	375,600	12,481,188
Towers Watson & Company Cl. A	457,800	37,512,132
TrueBlue [2]	285,700	6,013,985

		207,226,521

Road & Rail - 1.1%
Arkansas Best	541,600	12,429,720
Knight Transportation	189,000	3,178,980
Landstar System	618,500	31,852,750
Marten Transport	51,750	810,923
Patriot Transportation Holding [2]	254,400	7,642,176
Universal Truckload Services [2]	685,784	16,534,252

		72,448,801

Trading Companies & Distributors - 1.5%
Air Lease Cl. A	594,800	16,410,532
Applied Industrial Technologies	969,590	46,860,285
Houston Wire & Cable	22,700	314,168
MSC Industrial Direct Cl. A	430,900	33,377,514

		96,962,499

Transportation Infrastructure - 0.4%
Wesco Aircraft Holdings [2]	1,243,787	23,097,124

Total (Cost $1,036,319,522)		1,656,716,442

Information Technology – 21.0%
Communications Equipment - 1.6%
ADTRAN	1,205,415	29,665,263
Bel Fuse Cl. B	25,937	348,853
Black Box	142,502	3,608,150
CalAmp Corporation [2]	127,000	1,854,200
Digi International [2]	388,644	3,641,594
Emulex Corporation [2]	50,000	326,000
Finisar Corporation [2]	74,000	1,254,300
Globecomm Systems [2]	120,800	1,526,912
Harmonic [2]	150,000	952,500
NETGEAR [2]	1,242,918	37,958,716

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 47

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Communications Equipment (continued)
Oplink Communications [2]	101,167	$1,757,271
Plantronics	337,402	14,818,696
Polycom [2]	253,900	2,676,106
Sierra Wireless [1,2]	6,600	84,480
TESSCO Technologies	11,800	311,520

		100,784,561

Computers & Peripherals - 1.1%
Diebold	701,000	23,616,690
Intevac [2]	20,000	113,200
Lexmark International Cl. A	349,000	10,668,930
Logitech International [1]	1,287,100	9,074,055
Rimage Corporation [2]	153,000	1,283,670
STEC [2]	45,000	302,400
Stratasys [1,2]	289,335	24,228,913

		69,287,858

Electronic Equipment, Instruments & Components - 8.3%
Agilysys [2]	10,000	112,900
Anixter International [2]	370,564	28,092,457
AVX Corporation	1,545,821	18,163,397
Badger Meter	273,514	12,185,049
Benchmark Electronics [2]	1,009,000	20,280,900
Checkpoint Systems [2]	50,100	710,919
Cognex Corporation	628,435	28,417,831
Coherent	776,700	42,772,869
Dolby Laboratories Cl. A	865,250	28,942,612
DTS [2,3]	1,068,267	21,984,935
Electro Rent	77,074	1,294,072
Fabrinet [2]	1,614,475	22,602,650
FARO Technologies [2]	440,460	14,896,357
FEI Company	12,750	930,623
FLIR Systems	916,600	24,720,702
Frequency Electronics	60,100	640,065
Hollysys Automation Technologies [2]	195,455	2,425,597
IPG Photonics	709,730	43,101,903
Key Tronic [2,3]	682,347	7,062,291
Littelfuse	71,222	5,313,873
LRAD Corporation [2]	600,744	678,841
Maxwell Technologies [2]	53,000	378,950
Mercury Systems [2]	7,900	72,838
Molex Cl. A	810,549	20,150,248
MTS Systems	471,275	26,674,165
National Instruments	1,388,700	38,800,278
Newport Corporation [2]	1,536,722	21,406,537
Park Electrochemical	70,200	1,685,502
Plexus Corporation [2]	788,200	23,559,298
Pulse Electronics [1,2]	223,173	584,713
Richardson Electronics	98,551	1,156,989
Rofin-Sinar Technologies [2]	1,066,638	26,601,952
Rogers Corporation [2]	51,000	2,413,320
Tech Data [2]	335,900	15,817,531
TTM Technologies [2]	300,000	2,520,000
Vishay Intertechnology [2]	1,722,309	23,922,872
Vishay Precision Group [2]	11,200	169,568
Zygo Corporation [2]	34,900	551,769

		531,797,373

Internet Software & Services - 0.3%
Active Network [2]	1,802,700	13,646,439
CoStar Group [2]	25,000	3,226,750
Dealertrack Technologies [2]	1,700	60,231
†E2open [1,2]	7,700	134,750
RealNetworks [2]	93,450	706,482
Responsys [2]	150,000	2,146,500
Stamps.com [2]	39,700	1,563,783
Support.com [2]	160,999	735,766
ValueClick [2]	27,030	667,100
†Xoom Corporation [1,2]	2,700	61,884

		22,949,685

IT Services - 2.8%
Computer Task Group	228,901	5,257,856
Convergys Corporation	974,831	16,991,304
CoreLogic [2]	319,000	7,391,230
Forrester Research	312,400	11,461,956
Hackett Group	320,973	1,665,850
ManTech International Cl. A	967,670	25,275,540
MAXIMUS	366,600	27,304,368
MoneyGram International [2]	1,249,739	28,306,588
Sapient Corporation [2]	1,980,000	25,858,800
ServiceSource International [2]	815,761	7,602,893
Sykes Enterprises [2]	167,802	2,644,560
Syntel [2]	296,600	18,647,242
Virtusa Corporation [2]	4,000	88,640

		178,496,827

Office Electronics - 0.4%
Zebra Technologies Cl. A [2]	554,439	24,084,830

Semiconductors & Semiconductor Equipment - 3.8%
Advanced Energy Industries [2]	662,714	11,537,851
Aixtron ADR [2]	569,726	9,560,002
Amtech Systems [2]	149,000	947,640
ATMI [2]	496,368	11,739,103
AXT [2]	148,800	401,760
Cabot Microelectronics [2]	462,200	15,257,222
Cirrus Logic [1,2]	375,500	6,518,680
Diodes [2]	1,333,700	34,636,189
Entegris [2]	89,900	844,161
Entropic Communications [2]	121,953	520,739
Exar Corporation [2]	824,441	8,879,230
Fairchild Semiconductor International [2]	1,205,300	16,633,140
GSI Technology [2]	44,862	283,528
Integrated Device Technology [2]	300,000	2,382,000
Integrated Silicon Solution [2]	443,003	4,855,313
International Rectifier [2]	873,600	18,293,184
IXYS Corporation	1,216,917	13,459,102
Kulicke & Soffa Industries [2]	173,900	1,923,334
LTX-Credence Corporation [2]	182,800	1,094,972
Micrel	1,080,800	10,678,304
MKS Instruments	657,200	17,442,088
Nanometrics [2]	320,671	4,704,244

48 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
OmniVision Technologies [2]	301,700	$5,626,705
Photronics [2]	182,760	1,473,046
RDA Microelectronics ADR	146,933	1,628,018
Rudolph Technologies [2]	89,422	1,001,526
Silicon Motion Technology ADR	145,500	1,540,845
STR Holdings [2]	90,000	204,300
Supertex	334,000	7,985,940
Teradyne [2]	1,423,796	25,016,096
TriQuint Semiconductor [2]	110,066	762,757
Ultra Clean Holdings [2]	36,567	221,230
Veeco Instruments [1,2]	280,100	9,921,142

		247,973,391

Software - 2.7%
ACI Worldwide [2]	427,600	19,874,848
Actuate Corporation [2]	303,872	2,017,710
American Software Cl. A	243,224	2,113,616
ANSYS [2]	497,000	36,330,700
Blackbaud	692,991	22,570,717
†Envivio [1,2]	150,098	303,198
FactSet Research Systems	110,900	11,305,146
Fair Isaac	506,900	23,231,227
Manhattan Associates [2]	455,000	35,107,800
Monotype Imaging Holdings	669,700	17,017,077
Rovi Corporation [2]	123,000	2,809,320
†Silver Spring Networks [1,2]	1,000	24,940

		172,706,299

Total (Cost $1,084,800,143)		1,348,080,824

Materials – 9.0%
Chemicals - 2.8%
Balchem Corporation	305,000	13,648,750
Cabot Corporation	478,300	17,897,986
Hawkins	29,617	1,166,614
Innophos Holdings	246,063	11,606,792
Innospec	726,680	29,198,002
Intrepid Potash	211,400	4,027,170
KMG Chemicals	66,600	1,405,260
LSB Industries [2]	133,839	4,070,044
Minerals Technologies	261,832	10,824,135
OM Group [2]	85,500	2,643,660
Quaker Chemical	433,288	26,868,189
Schulman (A.)	269,690	7,233,086
Stepan Company	349,914	19,458,717
Westlake Chemical	339,800	32,760,118

		182,808,523

Construction Materials - 0.1%
Ash Grove Cement [4]	50,018	9,393,380

Containers & Packaging - 0.7%
AptarGroup	221,700	12,240,057
Greif Cl. A	536,468	28,255,770
UFP Technologies [2]	72,198	1,413,637

		41,909,464

Metals & Mining - 4.9%
Agnico Eagle Mines	317,700	8,749,458
Allegheny Technologies	690,646	18,170,896
Allied Nevada Gold [2]	905,500	5,867,640
Carpenter Technology	117,500	5,295,725
Commercial Metals	238,700	3,525,599
Compass Minerals International	210,126	17,761,951
Eldorado Gold	1,435,900	8,873,862
Franco-Nevada Corporation	300,000	10,731,000
Geodrill [2]	497,300	335,726
Globe Specialty Metals	1,354,303	14,721,274
Haynes International	387,593	18,554,077
Hecla Mining	2,078,100	6,192,738
Hochschild Mining	134,700	318,166
Horsehead Holding Corporation [2]	630,900	8,081,829
Major Drilling Group International	2,464,000	16,774,974
Olympic Steel	129,000	3,160,500
Pan American Silver	930,700	10,833,348
Pretium Resources [2]	3,399,700	22,438,757
Reliance Steel & Aluminum	930,800	61,023,248
Schnitzer Steel Industries Cl. A	358,410	8,379,626
Scorpio Mining [2]	364,000	117,676
Seabridge Gold [2,3]	2,413,004	22,754,628
Silver Standard Resources [2]	689,000	4,368,260
Sims Metal Management ADR	2,006,399	15,168,376
Steel Dynamics	383,521	5,718,298
Universal Stainless & Alloy Products [2]	72,500	2,137,300
Worthington Industries	523,733	16,607,573

		316,662,505

Paper & Forest Products - 0.5%
Stella-Jones	330,700	30,828,019

Total (Cost $496,435,552)		581,601,891

Telecommunication Services – 0.1%
Diversified Telecommunication Services - 0.1%
Premiere Global Services [2]	743,900	8,978,873

Total (Cost $6,790,022)		8,978,873

Miscellaneous[5] – 1.4%
Total (Cost $83,614,016)		90,693,427

TOTAL COMMON STOCKS
(Cost $4,627,589,348)		6,390,256,423

REPURCHASE AGREEMENT – 0.2%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $9,377,008 (collateralized
by obligations of various U.S. Government
Agencies, 1.50% due 12/11/13-12/31/13, valued at $9,567,650)
(Cost $9,377,000)		9,377,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 49

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	PRINCIPAL
	AMOUNT	VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.1%
U.S. Treasury Bonds
0.75%-4.375%
due 1/15/25-8/15/42	$3,724,573	$3,747,618
U.S. Treasury Notes
0.125%-4.50%
due 11/15/13-1/15/22	1,925,377	1,934,686
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)		65,953,483

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $71,635,787)		71,635,787

TOTAL INVESTMENTS – 100.6%
(Cost $4,708,602,135)		6,471,269,210
LIABILITIES LESS CASH
AND OTHER ASSETS – (0.6)%		(37,516,046)

NET ASSETS – 100.0%		$6,433,753,164

Royce Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 90.7%

Consumer Discretionary – 18.5%
Auto Components - 1.2%
Drew Industries	189,778	$7,462,071
Fuel Systems Solutions [2]	130,671	2,337,704

		9,799,775

Diversified Consumer Services - 2.5%
American Public Education [1,2]	167,930	6,240,279
Capella Education [2]	158,300	6,593,195
Lincoln Educational Services [3]	1,499,847	7,904,193

		20,737,667

Household Durables - 1.1%
Cavco Industries [2]	137,820	6,953,019
Skullcandy [2]	446,500	2,437,890

		9,390,909

Internet & Catalog Retail - 0.3%
Vitacost.com [2]	339,400	2,867,930

Leisure Equipment & Products - 0.8%
Callaway Golf	663,654	4,366,843
†Leapfrog Enterprises Cl. A [1,2]	221,200	2,176,608

		6,543,451

Media - 0.3%
Saraiva S/A Livreiros Editores	156,700	2,036,570

Specialty Retail - 9.4%
Buckle (The)	161,275	8,389,525
Cato Corporation (The) Cl. A	243,250	6,071,520
Citi Trends [2]	508,383	7,386,805
†Destination Maternity	272,456	6,702,418
hhgregg [1,2]	500,776	7,997,393
Jos. A. Bank Clothiers [2]	104,180	4,304,718
Kirkland’s [2]	683,834	11,796,136
Shoe Carnival	432,114	10,375,057
Stein Mart	735,684	10,042,087
Tilly’s Cl. A [2]	39,448	631,168
Zumiez [2]	187,600	5,393,500

		79,090,327

Textiles, Apparel & Luxury Goods - 2.9%
Calida Holding	99,000	2,431,634
Culp	133,000	2,312,870
Maidenform Brands [2]	261,500	4,531,795
Perry Ellis International	510,948	10,377,354
True Religion Apparel [2]	151,000	4,780,660

		24,434,313

Total (Cost $123,744,757)		154,900,942

Consumer Staples – 0.9%
Beverages - 0.1%
†Truett-Hurst Cl. A [2,3]	191,900	1,082,316

Food Products - 0.8%
Asian Citrus Holdings	4,092,900	1,467,017
Legumex Walker [2]	402,000	1,716,250
Sipef	46,948	3,154,490

50 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Consumer Staples (continued)
Food Products (continued)
Waterloo Investment Holdings [2,6]	2,760,860	$377,962

		6,715,719

Total (Cost $8,526,096)		7,798,035

Energy – 7.8%
Energy Equipment & Services - 5.9%
Canadian Energy Services & Technology	307,900	4,780,838
Dawson Geophysical [2]	132,933	4,899,910
Geospace Technologies [2]	9,116	629,733
Gulf Island Fabrication	335,944	6,433,328
Lamprell [2]	815,056	1,738,622
Natural Gas Services Group [2]	324,697	7,627,132
Tesco Corporation [2]	542,600	7,189,450
TGC Industries	908,872	7,470,928
Total Energy Services	622,800	8,616,279

		49,386,220

Oil, Gas & Consumable Fuels - 1.9%
Contango Oil & Gas	61,073	2,061,214
Gran Tierra Energy [2]	269,600	1,620,296
Renewable Energy Group [2]	96,100	1,367,503
Sprott Resource	1,645,800	5,492,782
Triangle Petroleum [2]	683,963	4,794,581
Uranium Resources [1,2]	114,647	301,521

		15,637,897

Total (Cost $42,158,338)		65,024,117

Financials – 5.6%
Capital Markets - 2.6%
FBR & Co. [2]	228,334	5,767,717
Gluskin Sheff + Associates	91,600	1,694,909
GMP Capital	515,600	3,039,574
INTL FCStone [2]	353,455	6,167,790
U.S. Global Investors Cl. A	381,749	805,490
Westwood Holdings Group	99,372	4,265,046

		21,740,526

Commercial Banks - 0.9%
Bancorp (The) [2]	179,843	2,695,846
BCB Holdings [2]	2,760,860	818,830
Pacific Continental	326,897	3,857,385

		7,372,061

Insurance - 0.4%
American Safety Insurance Holdings [2]	42,937	1,243,026
Navigators Group [2]	34,164	1,948,715

		3,191,741

Real Estate Management & Development - 1.7%
Brasil Brokers Participacoes	1,099,600	3,227,813
Kennedy-Wilson Holdings	517,281	8,607,556
Midland Holdings	7,132,400	2,666,816

		14,502,185

Total (Cost $39,489,115)		46,806,513

Health Care – 8.2%
Biotechnology - 0.9%
Burcon NutraScience [2]	279,600	676,632
Dyax Corporation [2]	865,484	2,994,575
Lexicon Pharmaceuticals [2]	1,838,871	3,990,350

		7,661,557

Health Care Equipment & Supplies - 3.6%
Cerus Corporation [2]	873,754	3,861,992
CryoLife	477,711	2,990,471
Exactech [2]	205,265	4,053,984
Merit Medical Systems [2]	321,965	3,589,910
SurModics [2]	230,722	4,616,747
Syneron Medical [2]	672,374	5,849,654
Trinity Biotech ADR	125,020	2,106,587
ZELTIQ Aesthetics [2]	472,386	3,018,546

		30,087,891

Health Care Providers & Services - 2.7%
†Bio-Reference Laboratories [1,2]	69,900	2,009,625
CorVel Corporation [2]	227,240	6,651,315
IPC The Hospitalist [2]	63,509	3,261,822
PDI [2]	626,612	2,945,076
U.S. Physical Therapy	272,440	7,530,242

		22,398,080

Health Care Technology - 0.1%
†Greenway Medical Technologies [1,2]	89,800	1,108,132

Pharmaceuticals - 0.9%
Unichem Laboratories	795,618	2,202,426
Vetoquinol	114,465	3,896,175
Zogenix [2]	928,500	1,587,735

		7,686,336

Total (Cost $53,692,434)		68,941,996

Industrials – 20.9%
Aerospace & Defense - 0.5%
AeroVironment [2]	102,000	2,058,360
American Science & Engineering	42,418	2,375,408

		4,433,768

Building Products - 1.7%
AAON	103,444	3,421,928
Quanex Building Products	373,400	6,288,056
WaterFurnace Renewable Energy	241,800	4,724,722

		14,434,706

Commercial Services & Supplies - 1.8%
Courier Corporation	236,782	3,381,247
Ennis	474,251	8,199,800
Heritage-Crystal Clean [2]	92,576	1,352,535
†Hudson Technologies [1,2]	635,800	2,028,202

		14,961,784

Construction & Engineering - 1.8%
Layne Christensen [2]	319,360	6,230,714
Severfield-Rowen	5,860,458	4,211,610
Sterling Construction [2]	535,175	4,848,685

		15,291,009

Electrical Equipment - 2.9%
Global Power Equipment Group	551,212	8,885,537

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 51

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE
Industrials (continued)
Electrical Equipment (continued)
Graphite India	3,227,991	$3,992,551
LSI Industries	900,136	7,282,100
Powell Industries [2]	62,300	3,217,795
Voltamp Transformers	144,600	973,328

		24,351,311

Machinery - 6.2%
AIA Engineering	309,087	1,773,642
Foster (L.B.) Company	184,856	7,980,233
FreightCar America	354,309	6,019,710
Gorman-Rupp Company	70,971	2,259,717
Graham Corporation	362,187	10,876,476
Kadant	208,916	6,302,996
Key Technology [2,3]	403,814	5,786,655
RBC Bearings [2]	99,569	5,172,609
Semperit AG Holding	166,979	5,998,808

		52,170,846

Professional Services - 2.9%
CRA International [2]	325,783	6,017,212
Exponent	76,635	4,529,895
GP Strategies [2]	465,882	11,097,309
Kforce	162,200	2,368,120

		24,012,536

Road & Rail - 2.6%
Marten Transport	692,879	10,857,406
Patriot Transportation Holding [2]	358,269	10,762,401

		21,619,807

Trading Companies & Distributors - 0.5%
Houston Wire & Cable	297,600	4,118,784

Total (Cost $149,498,012)		175,394,551

Information Technology – 13.6%
Communications Equipment - 2.3%
Anaren [2]	249,999	5,734,977
COM DEV International [2]	472,800	1,802,727
Digi International [2]	486,008	4,553,895
KVH Industries [2]	373,300	4,968,623
Parrot [2]	68,200	1,897,956

		18,958,178

Computers & Peripherals - 0.7%
Avid Technology [2]	159,343	936,937
Super Micro Computer [2]	502,931	5,351,186

		6,288,123

Electronic Equipment, Instruments & Components - 1.0%
Electro Rent	242,000	4,063,180
Fabrinet [2]	330,945	4,633,230

		8,696,410

Internet Software & Services - 0.8%
QuinStreet [2]	505,200	4,359,876
World Energy Solutions [2,3]	663,900	2,635,683

		6,995,559

IT Services - 0.9%
CSE Global	2,776,500	1,861,953
EPAM Systems [2]	208,717	5,672,928

		7,534,881

Semiconductors & Semiconductor Equipment - 6.0%
Advanced Energy Industries [2]	422,836	7,361,575
ATMI [2]	448,300	10,602,295
AXT [2,3]	1,738,161	4,693,034
GSI Technology [2]	784,480	4,957,913
Integrated Silicon Solution [2]	712,000	7,803,520
M/A-COM Technology Solutions Holdings [2]	246,658	3,601,207
Mindspeed Technologies [2]	473,241	1,533,301
Rudolph Technologies [2]	92,565	1,036,728
Sigma Designs [2]	1,028,335	5,193,092
Ultra Clean Holdings [2]	519,282	3,141,656

		49,924,321

Software - 1.9%
Monotype Imaging Holdings	263,970	6,707,477
TeleNav [2]	464,900	2,431,427
VASCO Data Security International [2]	836,009	6,947,235

		16,086,139

Total (Cost $106,352,620)		114,483,611

Materials – 10.3%
Chemicals - 2.4%
C. Uyemura & Co.	54,600	2,254,356
FutureFuel Corporation	308,300	4,368,611
LSB Industries [2]	100,300	3,050,123
Quaker Chemical	118,530	7,350,045
Societe Internationale de Plantations d’Heveas	44,237	3,116,863

		20,139,998

Metals & Mining - 7.8%
Alamos Gold	331,000	4,009,642
Allied Nevada Gold [2]	91,300	591,624
Argonaut Gold [2]	187,500	1,014,429
Bear Creek Mining [2]	944,500	1,526,719
Endeavour Mining [2]	1,971,000	1,049,501
Endeavour Silver [1,2]	951,100	3,262,273
Geodrill [2]	1,912,300	1,290,989
Gold Standard Ventures [1,2]	1,290,000	812,700
Goldgroup Mining [2]	1,340,000	140,154
Haynes International	116,830	5,592,652
Horsehead Holding Corporation [2]	844,271	10,815,111
Imdex	1,170,165	663,508
International Tower Hill Mines [2]	615,000	399,750
Lumina Copper [1,2]	440,000	2,029,096
McEwen Mining [2]	1,498,804	2,517,991
Olympic Steel	420,159	10,293,895
Pilot Gold [2]	2,864,500	2,178,948
Quaterra Resources [2]	1,885,000	169,650
Silvercorp Metals	730,200	2,059,164
Synalloy Corporation	175,942	2,732,379
Timmins Gold [1,2]	1,388,300	3,026,494
Universal Stainless & Alloy Products [2]	283,352	8,353,217

52 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Village Main Reef	1,714,000	$78,027
Western Copper and Gold [2]	1,471,000	750,210

		65,358,123

Paper & Forest Products - 0.1%
TFS Corporation [2]	2,106,000	982,282

Total (Cost $102,570,619)		86,480,403

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [2]	3,498,400	1,047,824

Total (Cost $4,304,472)		1,047,824

Miscellaneous[5] – 4.8%
Total (Cost $38,516,505)		40,224,129

TOTAL COMMON STOCKS
(Cost $668,852,968)		761,102,121

REPURCHASE AGREEMENT – 9.6%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $80,146,067 (collateralized
by obligations of various U.S. Government
Agencies, 1.375% due 2/25/14, valued at
$81,752,100)
(Cost $80,146,000)		80,146,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.7%
U.S. Treasury Notes
0.25%-3.125%
due 1/31/14-8/15/22	$2,837,264	2,842,748
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)		11,443,581

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $14,286,329)		14,286,329

TOTAL INVESTMENTS – 102.0%
(Cost $763,285,297)		855,534,450

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.0)%		(16,464,768)

NET ASSETS – 100.0%		$839,069,682

Royce Premier Fund

	SHARES	VALUE
COMMON STOCKS – 97.4%

Consumer Discretionary – 12.1%
Automobiles - 3.1%
Thor Industries [3]	4,216,757	$207,380,109

Distributors - 1.4%
Pool Corporation	1,761,400	92,314,974

Diversified Consumer Services - 2.1%
Sotheby’s	2,378,594	90,172,498
Strayer Education [2,3]	1,068,485	52,174,123

		142,346,621

Media - 1.4%
Morningstar	1,171,500	90,884,970

Specialty Retail - 1.4%
Buckle (The)	1,730,836	90,038,089

Textiles, Apparel & Luxury Goods - 2.7%
Carter’s	894,800	66,277,836
Columbia Sportswear	1,221,813	76,546,585
Wolverine World Wide	729,800	39,854,378

		182,678,799

Total (Cost $547,301,069)		805,643,562

Consumer Staples – 6.2%
Food Products - 2.8%
Cal-Maine Foods [3]	1,721,686	80,075,616
Sanderson Farms [3]	1,606,791	106,723,058

		186,798,674

Personal Products - 3.4%
Nu Skin Enterprises Cl. A [3]	3,670,694	224,352,817

Total (Cost $166,159,092)		411,151,491

Energy – 7.9%
Energy Equipment & Services - 7.9%
Ensign Energy Services	7,128,000	110,339,302
Pason Systems	4,016,300	73,016,692
SEACOR Holdings	735,065	61,047,148
Tidewater	892,800	50,862,816
Trican Well Service [3]	8,077,100	107,366,984
Unit Corporation [2,3]	2,896,073	123,314,788

Total (Cost $359,754,202)		525,947,730

Financials – 10.6%
Capital Markets - 5.2%
Affiliated Managers Group [2]	401,300	65,789,122
†Artisan Partners Asset Management [1,2]	506,936	25,301,176
Federated Investors Cl. B	3,939,300	107,976,213
Partners Group Holding	171,613	46,466,597
Stifel Financial [2]	2,840,777	101,330,516

		346,863,624

Insurance - 3.3%
Alleghany Corporation [2]	464,525	178,057,078
ProAssurance Corporation	873,298	45,551,223

		223,608,301

Real Estate Management & Development - 2.1%
Jones Lang LaSalle	1,089,700	99,315,258

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 53

Schedules of Investments

Royce Premier Fund (continued)

	SHARES	VALUE
Financials (continued)
Real Estate Management & Development (continued)
St. Joe Company (The) [2]	1,874,700	$39,462,435

		138,777,693

Total (Cost $451,888,612)		709,249,618

Health Care – 5.8%
Biotechnology - 2.5%
Myriad Genetics [2,3]	6,284,665	168,868,949

Health Care Equipment & Supplies - 1.3%
IDEXX Laboratories [2]	927,200	83,244,016

Life Sciences Tools & Services - 1.0%
PerkinElmer	1,983,200	64,454,000

Pharmaceuticals - 1.0%
†Medicines Company (The) [2]	2,233,525	68,703,229

Total (Cost $272,427,524)		385,270,194

Industrials – 25.3%
Air Freight & Logistics - 1.4%
Forward Air	1,344,354	51,461,871
UTi Worldwide	2,659,700	43,805,259

		95,267,130

Building Products - 2.4%
Armstrong World Industries [2]	1,216,570	58,139,881
Simpson Manufacturing [3]	3,387,886	99,671,606

		157,811,487

Commercial Services & Supplies - 2.3%
Copart [2]	2,114,800	65,135,840
Ritchie Bros. Auctioneers	4,475,850	86,025,837

		151,161,677

Construction & Engineering - 1.4%
EMCOR Group	2,296,200	93,340,530

Electrical Equipment - 1.4%
Brady Corporation Cl. A	1,516,927	46,615,167
GrafTech International [1,2]	6,444,076	46,912,873

		93,528,040

Machinery - 11.1%
Kennametal	1,563,500	60,710,705
Lincoln Electric Holdings [3]	4,474,994	256,282,906
Rational	129,966	43,569,778
Semperit AG Holding [3]	1,894,996	68,078,726
Valmont Industries	772,800	110,579,952
Wabtec Corporation	896,274	47,887,920
Woodward [3]	3,806,024	152,240,960

		739,350,947

Marine - 0.7%
Kirby Corporation [2]	579,835	46,120,076

Professional Services - 1.7%
Towers Watson & Company Cl. A	1,421,111	116,445,835

Road & Rail - 1.3%
Landstar System	1,675,300	86,277,950

Trading Companies & Distributors - 1.6%
Air Lease Cl. A	1,210,357	33,393,749
MSC Industrial Direct Cl. A	952,284	73,763,919

		107,157,668

Total (Cost $966,212,252)		1,686,461,340

Information Technology – 18.9%
Communications Equipment - 1.1%
ADTRAN	3,019,434	74,308,271

Electronic Equipment, Instruments & Components - 6.1%
Anixter International [2]	980,700	74,346,867
Benchmark Electronics [2,3]	2,843,900	57,162,390
Cognex Corporation [3]	2,552,717	115,433,863
FEI Company	637,344	46,519,738
National Instruments	4,147,101	115,870,002

		409,332,860

IT Services - 2.7%
Gartner [2]	1,731,800	98,695,282
Jack Henry & Associates	1,786,640	84,204,343

		182,899,625

Office Electronics - 1.6%
Zebra Technologies Cl. A [2]	2,423,325	105,269,238

Semiconductors & Semiconductor Equipment - 5.7%
Cabot Microelectronics [2,3]	2,036,191	67,214,665
†Cirrus Logic [1,2,3]	3,751,779	65,130,883
Fairchild Semiconductor International [2,3]	6,883,112	94,986,946
MKS Instruments [3]	2,971,910	78,874,491
Veeco Instruments [1,2,3]	2,026,512	71,779,055

		377,986,040

Software - 1.7%
Fair Isaac [3]	1,832,600	83,988,058
SimCorp	964,700	28,620,618

		112,608,676

Total (Cost $929,934,695)		1,262,404,710

Materials – 10.2%
Chemicals - 3.8%
Cabot Corporation	1,665,800	62,334,236
Westlake Chemical	1,964,785	189,424,922

		251,759,158

Metals & Mining - 6.0%
Globe Specialty Metals [3]	4,682,472	50,898,471
Pan American Silver [3]	8,244,097	95,961,289
Reliance Steel & Aluminum	2,519,800	165,198,088
Schnitzer Steel Industries Cl. A [3]	2,108,038	49,285,928
Silver Standard Resources [2,3]	4,115,069	26,089,538
Sims Metal Management ADR	1,949,304	14,736,738

		402,170,052

Paper & Forest Products - 0.4%
Stella-Jones	284,803	26,549,478

Total (Cost $579,605,221)		680,478,688

Miscellaneous[5] – 0.4%
Total (Cost $31,400,000)		27,370,068

54 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

VALUE
TOTAL COMMON STOCKS
(Cost $4,304,682,667)	$6,493,977,401

REPURCHASE AGREEMENT – 3.0%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $199,418,166 (collateralized
by obligations of various U.S. Government
Agencies, 0.125%-1.375% due 12/31/13-2/25/14,
valued at $203,408,077)
(Cost $199,418,000)	199,418,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.8%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $56,194,485)	56,194,485

TOTAL INVESTMENTS – 101.2%
(Cost $4,560,295,152)	6,749,589,886

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.2)%	(79,666,610)

NET ASSETS – 100.0%	$6,669,923,276

Royce Low-Priced Stock Fund

	SHARES	VALUE
COMMON STOCKS – 97.9%

Consumer Discretionary – 10.0%
Auto Components - 0.4%
Gentex Corporation	300,000	$6,915,000

Automobiles - 1.8%
Thor Industries	728,653	35,835,155

Diversified Consumer Services - 1.3%
Corinthian Colleges [1,2]	4,041,854	9,053,753
Universal Technical Institute [3]	1,655,679	17,103,164

		26,156,917

Internet & Catalog Retail - 0.2%
NutriSystem	235,690	2,776,428

Media - 0.5%
Pico Far East Holdings	30,000,000	10,250,063

Specialty Retail - 5.3%
Buckle (The)	554,575	28,848,991
Cato Corporation (The) Cl. A	452,350	11,290,656
Chico’s FAS	781,000	13,323,860
GameStop Corporation Cl. A	500,000	21,015,000
Lewis Group	1,543,747	9,838,702
Luk Fook Holdings (International) [1]	4,077,800	9,463,632
Men’s Wearhouse (The)	281,700	10,662,345

		104,443,186

Textiles, Apparel & Luxury Goods - 0.5%
Crocs [2]	641,300	10,581,450

Total (Cost $150,614,540)		196,958,199

Consumer Staples – 4.6%
Food Products - 2.7%
Asian Citrus Holdings	30,918,000	11,081,935
Darling International [2]	480,970	8,974,900
Industrias Bachoco ADR	930,622	32,292,583

		52,349,418

Personal Products - 1.9%
Nu Skin Enterprises Cl. A	609,729	37,266,637

Total (Cost $48,768,122)		89,616,055

Energy – 12.6%
Energy Equipment & Services - 12.1%
C&J Energy Services [1,2]	816,246	15,810,685
Calfrac Well Services	1,206,100	34,759,809
Ensign Energy Services	954,100	14,769,182
Lamprell [2]	3,604,351	7,688,556
Oil States International [2]	52,343	4,849,055
Pason Systems	2,000,700	36,372,904
Tesco Corporation [2]	1,681,330	22,277,622
TGS-NOPEC Geophysical	385,000	11,186,794
Total Energy Services	1,416,700	19,599,682
Trican Well Service	2,669,800	35,489,021
Unit Corporation [2]	853,400	36,337,772

		239,141,082

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 55

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE
Energy (continued)
Oil, Gas & Consumable Fuels - 0.5%
Sprott Resource	2,980,100	$9,945,947

Total (Cost $141,749,857)		249,087,029

Financials – 12.2%
Capital Markets - 8.3%
Ashmore Group	3,780,363	19,761,861
Federated Investors Cl. B	1,371,900	37,603,779
INTL FCStone [1,2]	604,900	10,555,505
Jupiter Fund Management	3,371,349	14,854,807
Sprott	8,302,400	22,103,945
Stifel Financial [1,2]	470,663	16,788,549
U.S. Global Investors Cl. A	661,751	1,396,295
Value Partners Group	73,869,500	39,810,794

		162,875,535

Diversified Financial Services - 1.0%
KKR Financial Holdings LLC	1,013,430	10,691,686
PICO Holdings [2]	432,658	9,068,512

		19,760,198

Real Estate Management & Development - 2.9%
Brasil Brokers Participacoes	2,000,000	5,870,885
E-House China Holdings ADR	2,086,204	9,054,126
†Gladstone Land [3]	501,200	8,485,316
Kennedy-Wilson Holdings	2,050,830	34,125,811

		57,536,138

Total (Cost $267,033,419)		240,171,871

Health Care – 5.4%
Biotechnology - 1.6%
Myriad Genetics [1,2]	1,203,437	32,336,352

Health Care Equipment & Supplies - 0.6%
Nihon Kohden	242,000	9,247,631
Thoratec Corporation [2]	100,000	3,131,000

		12,378,631

Pharmaceuticals - 3.2%
Adcock Ingram Holdings	1,511,900	9,941,629
Medicines Company (The) [1,2]	1,155,140	35,532,107
Recordati	974,800	10,816,928
VIVUS [1,2]	500,000	6,290,000

		62,580,664

Total (Cost $73,770,437)		107,295,647

Industrials – 12.2%
Aerospace & Defense - 1.3%
HEICO Corporation Cl. A	312,127	11,520,608
Orbital Sciences [2]	852,523	14,808,324

		26,328,932

Building Products - 1.0%
WaterFurnace Renewable Energy [3]	970,500	18,963,369

Commercial Services & Supplies - 1.7%
Ennis	865,562	14,965,567
Moshi Moshi Hotline	1,575,600	19,667,199

		34,632,766

Construction & Engineering - 1.0%
Raubex Group	8,640,707	19,055,788

Electrical Equipment - 2.3%
GrafTech International [1,2]	4,897,800	35,655,984
Powell Industries [2]	194,848	10,063,899

		45,719,883

Machinery - 0.6%
Kennametal	129,500	5,028,485
Lincoln Electric Holdings	121,070	6,933,679

		11,962,164

Professional Services - 3.4%
†Acacia Research-Acacia Technologies	862,282	19,272,003
Kforce	498,774	7,282,100
Korn/Ferry International [2]	1,220,340	22,869,171
Resources Connection	400,000	4,640,000
TrueBlue [2]	612,494	12,892,999

		66,956,273

Road & Rail - 0.9%
Heartland Express	638,366	8,854,136
Universal Truckload Services [2]	188,944	4,555,440
Werner Enterprises	155,093	3,748,598

		17,158,174

Total (Cost $207,442,043)		240,777,349

Information Technology – 23.2%
Communications Equipment - 3.2%
ADTRAN	773,581	19,037,828
ARRIS Group [2]	688,671	9,882,429
†Infinera Corporation [1,2]	300,000	3,201,000
KVH Industries [2]	727,804	9,687,071
NETGEAR [2]	599,300	18,302,622
PC-Tel	279,660	2,371,517

		62,482,467

Computers & Peripherals - 0.8%
QLogic Corporation [2]	359,900	3,440,644
Xyratex	1,227,566	12,349,314

		15,789,958

Electronic Equipment, Instruments & Components - 3.1%
AVX Corporation	855,347	10,050,327
GSI Group [2]	1,275,000	10,251,000
TTM Technologies [2]	2,456,735	20,636,574
Vishay Intertechnology [1,2]	1,456,550	20,231,480

		61,169,381

Internet Software & Services - 0.2%
ValueClick [1,2]	176,900	4,365,892

IT Services - 2.8%
Convergys Corporation	2,155,730	37,574,374
TeleTech Holdings [2]	802,660	18,806,324

		56,380,698

Semiconductors & Semiconductor Equipment - 13.1%
Advanced Energy Industries [2]	551,400	9,599,874
Aixtron ADR [2]	568,190	9,534,228
ATMI [2]	925,000	21,876,250
Brooks Automation	2,122,582	20,652,723

56 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Cirrus Logic [1,2]	1,193,300	$20,715,688
Fairchild Semiconductor International [1,2]	2,791,139	38,517,718
International Rectifier [2]	1,312,213	27,477,740
Lam Research [2]	148,800	6,597,792
Micrel	385,744	3,811,151
MKS Instruments	1,301,455	34,540,616
OmniVision Technologies [2]	1,420,191	26,486,562
Teradyne [2]	2,187,975	38,442,721

		258,253,063

Total (Cost $376,173,586)		458,441,459

Materials – 15.4%
Chemicals - 1.2%
Intrepid Potash	804,700	15,329,535
Westlake Chemical	92,500	8,917,925

		24,247,460

Construction Materials - 0.4%
Mardin Cimento Sanayii	3,088,100	7,044,973

Metals & Mining - 13.8%
Alamos Gold	3,052,100	36,972,288
Allied Nevada Gold [1,2]	2,463,878	15,965,930
AuRico Gold	1,147,500	5,014,575
Centamin [2]	11,898,400	5,600,179
Endeavour Mining [2]	3,625,000	1,930,208
Globe Specialty Metals	3,476,606	37,790,707
Hochschild Mining	5,858,563	13,838,129
Horsehead Holding Corporation [2]	1,009,535	12,932,143
Kirkland Lake Gold [2]	1,321,100	5,552,212
Major Drilling Group International	2,836,800	19,313,005
McEwen Mining [2]	6,708,918	11,270,982
Olympic Steel	58,132	1,424,234
Orbit Garant Drilling [2]	1,512,500	1,668,251
Pan American Silver	254,776	2,965,593
Pretium Resources [1,2,3]	5,120,700	33,796,620
Reliance Steel & Aluminum	110,000	7,211,600
Schnitzer Steel Industries Cl. A	177,100	4,140,598
Seabridge Gold [2,3]	3,111,783	29,344,114
Silver Standard Resources [1,2]	1,978,611	12,544,394
Silvercorp Metals	2,076,900	5,856,858
Sims Metal Management ADR	1,060,855	8,020,064

		273,152,684

Total (Cost $398,174,411)		304,445,117

Utilities – 0.2%
Independent Power Producers & Energy Traders - 0.2%
Alterra Power [2]	9,732,900	2,915,150

Total (Cost $12,581,547)		2,915,150

Miscellaneous[5] – 2.1%
Total (Cost $40,202,257)		42,050,791

		VALUE
TOTAL COMMON STOCKS
(Cost $1,716,510,219)		$1,931,758,667

REPURCHASE AGREEMENT – 9.3%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $183,002,153 (collateralized
by obligations of various U.S. Government
Agencies, 0.12% due 3/28/14, valued at
$186,665,000)
(Cost $183,002,000)		183,002,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 4.5%
U.S. Treasury Bonds
0.75%-4.375%
due 1/15/25-8/15/42	$8,018,443	8,060,956
U.S. Treasury Notes
0.875%-4.75%
due 5/15/14-8/15/20	1,933,946	1,943,788
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)		79,347,668

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $89,352,412)		89,352,412

TOTAL INVESTMENTS – 111.7%
(Cost $1,988,864,631)		2,204,113,079
LIABILITIES LESS CASH
AND OTHER ASSETS – (11.7)%		(230,180,050)

NET ASSETS – 100.0%		$1,973,933,029

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 57

Schedules of Investments

Royce Total Return Fund

	SHARES	VALUE
COMMON STOCKS – 90.8%

Consumer Discretionary – 12.6%
Auto Components - 0.6%
Autoliv	29,300	$2,267,527
Gentex Corporation	1,142,527	26,335,247
Spartan Motors	47,557	291,049
Standard Motor Products	114,806	3,942,438
Superior Industries International	27,101	466,408

		33,302,669

Automobiles - 0.5%
Thor Industries	513,689	25,263,225

Distributors - 0.1%
Weyco Group	282,000	7,106,400

Diversified Consumer Services - 0.3%
DeVry	82,900	2,571,558
Hillenbrand	243,625	5,776,349
Regis Corporation	231,100	3,794,662
Sotheby’s	6,300	238,833
Strayer Education [2]	21,000	1,025,430
Universal Technical Institute	3,500	36,155

		13,442,987

Hotels, Restaurants & Leisure - 0.6%
Abu Dhabi National Hotels	1,200,000	686,088
Ambassadors Group	29,970	106,393
Bob Evans Farms	430,673	20,233,018
Cheesecake Factory	61,700	2,584,613
Churchill Downs	21,300	1,679,505
DineEquity	61,030	4,203,136

		29,492,753

Household Durables - 0.8%
American Greetings Cl. A	112,800	2,055,216
Blyth	5,638	78,707
Ethan Allen Interiors	1,170,250	33,703,200
Harman International Industries	36,300	1,967,460
La-Z-Boy	4,200	85,134
Leggett & Platt	39,003	1,212,603

		39,102,320

Internet & Catalog Retail - 0.0%
NutriSystem	21,760	256,333

Leisure Equipment & Products - 0.3%
Arctic Cat	92,881	4,177,787
Callaway Golf	962,900	6,335,882
Hasbro	12,438	557,596
Polaris Industries	27,400	2,603,000

		13,674,265

Media - 0.6%
Arbitron	43,600	2,025,220
CTC Media	163,500	1,818,120
Harte-Hanks	22,788	195,977
Meredith Corporation	99,320	4,737,564
Morningstar	29,301	2,273,171
Saga Communications Cl. A	125,881	5,779,197
Scholastic Corporation	78,799	2,308,023
Washington Post (The) Cl. B	100	48,377
Wiley (John) & Sons Cl. A	100,000	4,009,000
World Wrestling Entertainment Cl. A	972,470	10,026,166

		33,220,815

Multiline Retail - 0.0%
Dillard’s Cl. A	30,386	2,490,740

Specialty Retail - 6.2%
Aaron’s	22,000	616,220
Abercrombie & Fitch Cl. A	18,000	814,500
American Eagle Outfitters	2,137,223	39,025,692
Ascena Retail Group [2]	1,819,818	31,755,824
Buckle (The)	788,083	40,996,078
Cato Corporation (The) Cl. A	1,417,608	35,383,496
Chico’s FAS	170,500	2,908,730
Finish Line (The) Cl. A	16,424	359,029
Foot Locker	83,792	2,943,613
GameStop Corporation Cl. A	965,857	40,594,970
Guess?	1,065,313	33,056,662
Jos. A. Bank Clothiers [2]	791,736	32,714,531
Men’s Wearhouse (The)	303,139	11,473,811
PetSmart	3,900	261,261
RadioShack Corporation [1,2]	159,981	505,540
Rent-A-Center	88,100	3,308,155
Shoe Carnival	255,426	6,132,778
Signet Jewelers	700	47,201
Stage Stores	87,678	2,060,433
Systemax	295,961	2,784,993
Tiffany & Co.	407,500	29,682,300
Williams-Sonoma	4,500	251,505

		317,677,322

Textiles, Apparel & Luxury Goods - 2.6%
Barry (R.G.) [3]	1,048,496	17,027,575
Columbia Sportswear	59,582	3,732,812
G-III Apparel Group [2]	814,013	39,170,306
Jones Group (The)	505,523	6,950,941
Movado Group	7,400	250,342
Steven Madden [2]	808,332	39,107,102
True Religion Apparel [2]	64,945	2,056,159
Vera Bradley [2]	901,098	19,517,783
Wolverine World Wide	66,217	3,616,110

		131,429,130

Total (Cost $477,762,743)		646,458,959

Consumer Staples – 3.3%
Beverages - 0.0%
†Crimson Wine Group [2]	43,380	369,381

Food & Staples Retailing - 0.5%
Village Super Market Cl. A [3]	731,386	24,201,563
Weis Markets	377	16,991

		24,218,554

Food Products - 1.7%
Cal-Maine Foods	21,998	1,023,127
Farmer Bros. [2]	542,300	7,624,738
Flowers Foods	900,225	19,849,961
Hershey Creamery [4]	882	1,850,657

58 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Consumer Staples (continued)
Food Products (continued)
Lancaster Colony	3,800	$296,362
Seaboard Corporation	10,476	28,369,008
Tootsie Roll Industries	830,866	26,404,921

		85,418,774

Household Products - 0.0%
WD-40 Company	20,611	1,122,887

Personal Products - 1.1%
Inter Parfums	473,204	13,495,778
Nu Skin Enterprises Cl. A	697,753	42,646,664

		56,142,442

Tobacco - 0.0%
Universal Corporation	27,464	1,588,792

Total (Cost $103,345,020)		168,860,830

Diversified Investment Companies – 0.3%
Closed-End Funds - 0.3%
British Empire Securities and General Trust	440,000	3,185,477
Central Fund of Canada Cl. A	960,500	13,062,800
RIT Capital Partners	100,000	1,764,301

Total (Cost $18,881,030)		18,012,578

Energy – 4.9%
Energy Equipment & Services - 3.1%
CARBO Ceramics	321,646	21,688,590
Core Laboratories	100	15,166
Exterran Partners L.P.	629,700	19,010,643
Helmerich & Payne	560,944	35,030,953
Lufkin Industries	9,336	825,956
Oceaneering International	9,201	664,312
Oil States International [2]	364,542	33,771,171
Patterson-UTI Energy	58,877	1,139,564
Precision Drilling	611,050	5,224,477
RPC	233,400	3,223,254
SEACOR Holdings	327,477	27,196,965
Tidewater	150,000	8,545,500

		156,336,551

Oil, Gas & Consumable Fuels - 1.8%
Alliance Holdings GP L.P.	179,800	11,462,250
Alliance Resource Partners L.P.	129,800	9,167,774
Apco Oil and Gas International [2]	600	6,918
Arch Coal	111,518	421,538
Baytex Energy	44,900	1,618,196
Cimarex Energy	346,590	22,524,884
Delek US Holdings	15,203	437,543
Energen Corporation	10,400	543,504
Energy XXI (Bermuda)	76,200	1,690,116
Hugoton Royalty Trust	558,500	4,814,270
Natural Resource Partners L.P.	225,900	4,646,763
NuStar GP Holdings LLC	369,200	9,868,716
Pengrowth Energy	129,757	639,702
Penn Virginia [1,2]	633,760	2,978,672
†Penn West Petroleum [1]	25,500	269,790
PVR Partners L.P.	215,100	5,872,230
QEP Resources	1,291	35,864
Sabine Royalty Trust	700	36,393
San Juan Basin Royalty Trust	920	14,766
SM Energy	18,342	1,100,153
Sunoco Logistics Partners L.P.	224,700	14,369,565
W&T Offshore	77,700	1,110,333

		93,629,940

Total (Cost $169,855,799)		249,966,491

Financials – 25.8%
Capital Markets - 7.5%
A.F.P. Provida ADR	261,700	22,323,010
AGF Management Cl. B	815,600	8,677,915
AllianceBernstein Holding L.P.	1,711,900	35,641,758
AP Alternative Assets L.P. [2]	56,000	1,178,800
Apollo Global Management LLC Cl. A	659,500	15,893,950
Apollo Investment	1,161,400	8,989,236
ASA Gold and Precious Metals	578,892	7,351,928
Banca Generali	86,000	1,853,757
Banque Privee Edmond de Rothschild	205	3,568,048
CI Financial	933,500	26,867,971
Cohen & Steers	335,637	11,404,945
Coronation Fund Managers	1,315,000	8,347,580
Egyptian Financial Group-Hermes Holding Company [2]	860,027	907,890
Egyptian Financial Group-Hermes Holding Company GDR [2]	75,000	150,000
Federated Investors Cl. B	1,698,235	46,548,621
GAMCO Investors Cl. A	278,300	15,420,603
Investec	118,000	742,476
Janus Capital Group	551,309	4,691,640
KKR & Co. L.P.	1,315,600	25,864,696
Lazard Cl. A	292,290	9,397,124
MVC Capital	475,000	5,980,250
Oppenheimer Holdings Cl. A	4,567	86,956
Paris Orleans	249,213	5,903,861
Raymond James Financial	597,925	25,698,817
Schroders	111,100	3,688,779
SEI Investments	1,528,346	43,450,877
T. Rowe Price Group	349,400	25,558,610
Teton Advisors Cl. A [4]	1,297	25,292
Vontobel Holding	75,400	2,322,947
Waddell & Reed Financial Cl. A	277,200	12,058,200
Westwood Holdings Group	45,895	1,969,813

		382,566,350

Commercial Banks - 3.5%
Ames National	409,964	9,330,781
Banco Latinoamericano de Comercio
Exterior Cl. E	110,575	2,475,774
Bank of Hawaii	782,001	39,350,291
BLOM Bank GDR	684,500	5,818,250
BOK Financial	521,582	33,407,327
Canadian Western Bank	933,200	24,641,023
CapitalSource	283,100	2,655,478
City Holding Company	625,058	24,346,009

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 59

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Financials (continued)
Commercial Banks (continued)
Farmers & Merchants Bank of Long Beach	479	$2,347,579
First Citizens BancShares Cl. A	89,526	17,193,468
First National Bank Alaska	3,110	5,349,200
National Bankshares	125,549	4,460,756
Peapack-Gladstone Financial [3]	475,350	8,318,625
Sun Bancorp [2]	284,428	964,211

		180,658,772

Consumer Finance - 0.1%
Cash America International	41,900	1,904,774
Nelnet Cl. A	29,200	1,053,828

		2,958,602

Diversified Financial Services - 0.6%
Leucadia National	433,800	11,374,236
NASDAQ OMX Group (The)	17,900	586,941
Sofina	195,572	17,720,352

		29,681,529

Insurance - 9.9%
Alleghany Corporation [2]	102,139	39,150,900
Allied World Assurance Company Holdings	394,687	36,117,807
American Financial Group	158,800	7,766,908
American National Insurance	145,093	14,432,401
AmTrust Financial Services	39,580	1,413,006
Argo Group International Holdings	1,419	60,151
Aspen Insurance Holdings	613,408	22,751,303
Assurant	51,159	2,604,505
Assured Guaranty	202,192	4,460,356
Baldwin & Lyons Cl. B	101,343	2,460,608
Cincinnati Financial	280,000	12,852,000
Crawford & Company Cl. B	31,341	176,136
E-L Financial	92,288	55,722,050
EMC Insurance Group	101,164	2,656,567
Employers Holdings	49,600	1,212,720
Erie Indemnity Cl. A	635,400	50,635,026
Everest Re Group	8,700	1,115,862
FBL Financial Group Cl. A	1,700	73,967
Fidelity National Financial	1,097,852	26,139,856
First American Financial	284,661	6,273,929
Gallagher (Arthur J.) & Co.	880,400	38,464,676
Infinity Property & Casualty	56,762	3,392,097
Kansas City Life Insurance	2,247	85,993
Markel Corporation [2]	67,900	35,779,905
Meadowbrook Insurance Group	17,146	137,682
Mercury General	193,200	8,493,072
Montpelier Re Holdings	195,707	4,894,632
National Western Life Insurance Cl. A	2,100	398,685
Old Republic International	767,000	9,871,290
PartnerRe	295,582	26,767,906
Platinum Underwriters Holdings	213,106	12,193,925
Primerica	30,300	1,134,432
Protective Life	30,929	1,187,983
Reinsurance Group of America	603,465	41,705,466
RenaissanceRe Holdings	9,809	851,323
RLI Corp.	79,435	6,069,628
StanCorp Financial Group	8,800	434,808
State Auto Financial	439,194	7,980,155
Stewart Information Services	83,200	2,179,008
Symetra Financial	659,952	10,552,633
Torchmark Corporation	43,300	2,820,562
United Fire Group	91,774	2,278,748
White Mountains Insurance Group	3,534	2,031,838

		507,782,505

Real Estate Investment Trusts (REITs) - 2.7%
Annaly Capital Management	450,500	5,662,785
Colony Financial	1,744,149	34,691,124
Cousins Properties	381,700	3,855,170
DCT Industrial Trust	1,121,600	8,019,440
Essex Property Trust	83,000	13,190,360
Lexington Realty Trust	648,300	7,572,144
MFA Financial	692,000	5,847,400
National Health Investors	159,570	9,551,860
National Retail Properties	650,000	22,360,000
PS Business Parks	168,500	12,160,645
Rayonier	315,000	17,447,850

		140,358,778

Real Estate Management & Development - 0.5%
Alexander & Baldwin	694,700	27,614,325

Thrifts & Mortgage Finance - 1.0%
Genworth MI Canada	1,403,900	32,758,112
Kearny Financial [2]	177,659	1,863,643
TrustCo Bank Corp. NY	3,282,549	17,857,066

		52,478,821

Total (Cost $915,625,450)		1,324,099,682

Health Care – 5.8%
Health Care Equipment & Supplies - 2.4%
Analogic Corporation	154,800	11,274,084
Atrion Corporation	700	153,097
Cantel Medical	70,009	2,371,205
Hill-Rom Holdings	514,270	17,320,613
IDEXX Laboratories [1,2]	379,600	34,080,488
Invacare Corporation	96,261	1,382,308
ResMed	47,600	2,148,188
STERIS Corporation	659,508	28,279,703
Teleflex	309,700	23,998,653

		121,008,339

Health Care Providers & Services - 2.9%
Assisted Living Concepts Cl. A [2]	200	2,392
Chemed Corporation	466,864	33,814,960
Ensign Group	18,415	648,576
Landauer	403,171	19,477,191
Magellan Health Services [2]	355,366	19,928,925
MEDNAX [2]	355,085	32,518,684
Omnicare	66,899	3,191,751
Owens & Minor	935,750	31,656,423

60 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Health Care (continued)
Health Care Providers & Services (continued)
U.S. Physical Therapy	243,164	$6,721,053

		147,959,955

Health Care Technology - 0.0%
Computer Programs and Systems	800	39,312

Life Sciences Tools & Services - 0.4%
Nordion [2]	46,130	341,362
PerkinElmer	712,600	23,159,500

		23,500,862

Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International [2]	55,768	4,800,510

Total (Cost $174,050,380)		297,308,978

Industrials – 19.1%
Aerospace & Defense - 1.5%
American Science & Engineering	142,429	7,976,024
Cubic Corporation	604,612	29,081,837
HEICO Corporation	371,875	18,731,344
HEICO Corporation Cl. A	390,933	14,429,337
National Presto Industries	68,826	4,957,537
Triumph Group	24,376	1,929,360

		77,105,439

Air Freight & Logistics - 0.8%
Aramex	1,600,000	1,067,247
C. H. Robinson Worldwide	256,000	14,415,360
Expeditors International of Washington	458,400	17,423,784
UTi Worldwide	588,900	9,699,183

		42,605,574

Building Products - 0.7%
Smith (A.O.) Corporation	995,788	36,127,189

Commercial Services & Supplies - 2.5%
ABM Industries	706,400	17,313,864
Ennis	378,529	6,544,767
G&K Services Cl. A	1,955	93,058
Healthcare Services Group	108,764	2,666,893
HNI Corporation	474,573	17,117,848
Kimball International Cl. B	724,600	7,035,866
McGrath RentCorp	291,300	9,950,808
Mine Safety Appliances	196,000	9,123,800
Progressive Waste Solutions	9,000	193,590
Ritchie Bros. Auctioneers	1,700,820	32,689,760
Rollins	833,625	21,590,888
UniFirst Corporation	30,016	2,738,960
US Ecology	49,705	1,363,905
Viad Corporation	27,540	675,281

		129,099,288

Construction & Engineering - 0.4%
Comfort Systems USA	258,131	3,851,315
EMCOR Group	69,539	2,826,760
Granite Construction	205,075	6,103,032
Great Lakes Dredge & Dock	4,432	34,658
KBR	79,013	2,567,923
URS Corporation	47,000	2,219,340

		17,603,028

Electrical Equipment - 2.3%
Acuity Brands	11,668	881,167
AZZ	264,083	10,183,040
Belden	18,703	933,841
Brady Corporation Cl. A	558,973	17,177,240
Encore Wire	5,551	189,289
Franklin Electric	733,800	24,692,370
Hubbell Cl. B	304,821	30,177,279
LSI Industries	1,104,161	8,932,663
Preformed Line Products	198,271	13,147,350
Regal-Beloit	1,702	110,358
Roper Industries	76,000	9,440,720

		115,865,317

Industrial Conglomerates - 0.2%
Raven Industries	312,402	9,365,812

Machinery - 7.3%
Alamo Group	507,369	20,710,803
American Railcar Industries	269,194	9,020,691
Ampco-Pittsburgh	189,320	3,553,536
Briggs & Stratton	388,230	7,686,954
CIRCOR International	5,400	274,644
CLARCOR	243,800	12,728,798
Crane Company	290,000	17,376,800
Donaldson Company	34,602	1,233,907
Foster (L.B.) Company	2,500	107,925
FreightCar America	10,539	179,058
Gardner Denver	14,500	1,090,110
Gorman-Rupp Company	576,633	18,359,995
Kaydon Corporation	103,300	2,845,915
Kennametal	415,109	16,118,683
Lincoln Electric Holdings	486,672	27,871,705
Lindsay Corporation	225,182	16,884,146
Miller Industries	121,298	1,865,563
Mueller (Paul) Company [1,2,3,4]	116,700	2,392,350
Mueller Industries	402,262	20,286,073
Nordson Corporation	634,300	43,963,333
Standex International	48,731	2,570,560
Starrett (L.S.) Company (The) Cl. A [3]	529,400	5,410,468
Sun Hydraulics	935,649	29,267,101
Tennant Company	619,498	29,903,168
Timken Company (The)	49,532	2,787,661
Toro Company (The)	656,550	29,813,936
Trinity Industries	645,587	24,816,364
Wabtec Corporation	14,400	769,392
Watts Water Technologies Cl. A	300	13,602
Woodward	609,200	24,368,000

		374,271,241

Marine - 0.3%
Euroseas	72,046	73,487
Matson	594,700	14,867,500

		14,940,987

Professional Services - 1.8%
Corporate Executive Board	236,000	14,919,920
Heidrick & Struggles International	124,932	2,088,863
Kelly Services Cl. A	595,000	10,394,650

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 61

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Industrials (continued)
Professional Services (continued)
ManpowerGroup	462,152	$25,325,930
Resources Connection	107,222	1,243,775
Robert Half International	26,300	873,949
Towers Watson & Company Cl. A	463,700	37,995,578

		92,842,665

Road & Rail - 0.2%
Arkansas Best	246,081	5,647,559
Knight Transportation	287,072	4,828,551

		10,476,110

Trading Companies & Distributors - 1.1%
Applied Industrial Technologies	760,870	36,772,847
Houston Wire & Cable [3]	1,193,373	16,516,282
MFC Industrial	16,359	132,017
Watsco	6,402	537,512

		53,958,658

Transportation Infrastructure - 0.0%
Grupo Aeroportuario del Pacifico ADR	40,000	2,033,200

Total (Cost $516,523,955)		976,294,508

Information Technology – 7.3%
Communications Equipment - 1.9%
ADTRAN	443,457	10,913,477
Bel Fuse Cl. A	22,350	309,994
Bel Fuse Cl. B	74,000	995,300
Black Box	317,530	8,039,860
Comtech Telecommunications	112,100	3,014,369
NETGEAR [2]	1,169,837	35,726,822
Plantronics	782,597	34,371,660
Tellabs	741,355	1,467,883

		94,839,365

Computers & Peripherals - 0.3%
Diebold	392,500	13,223,325
Xyratex	1,603	16,126

		13,239,451

Electronic Equipment, Instruments & Components - 2.5%
AVX Corporation	1,252,192	14,713,256
Cognex Corporation	418,300	18,915,526
Daktronics	12,853	131,872
Electro Rent	51,616	866,633
FLIR Systems	140,200	3,781,194
Littelfuse	303,610	22,652,342
Methode Electronics	1,122,573	19,094,967
Molex	1,667	48,910
Molex Cl. A	1,343,055	33,388,347
MTS Systems	168,722	9,549,665
Nam Tai Electronics	615,197	3,445,103
Park Electrochemical	113,828	2,733,010

		129,320,825

Internet Software & Services - 0.2%
EarthLink	275,252	1,709,315
IAC/InterActiveCorp	29,400	1,398,264
j2 Global	70,800	3,009,708
United Online	324,662	2,460,938

		8,578,225

IT Services - 1.7%
Amdocs	51,900	1,924,971
Broadridge Financial Solutions	584,500	15,536,010
Computer Sciences	1,900	83,163
Convergys Corporation	1,538,299	26,812,551
Forrester Research	81,026	2,972,844
Global Payments	7,246	335,635
Jack Henry & Associates	5,700	268,641
ManTech International Cl. A	948,348	24,770,850
MAXIMUS	72,360	5,389,373
Syntel [2]	35,500	2,231,885
Total System Services	224,295	5,490,741

		85,816,664

Semiconductors & Semiconductor Equipment - 0.5%
Brooks Automation	37,690	366,724
Cypress Semiconductor	81	869
Marvell Technology Group	238,300	2,790,493
Micrel	115,360	1,139,757
MKS Instruments	61,183	1,623,797
Teradyne [2]	1,258,100	22,104,817

		28,026,457

Software - 0.2%
Ebix	138,145	1,279,223
FactSet Research Systems	22,400	2,283,456
Fair Isaac	180,257	8,261,178

		11,823,857

Total (Cost $339,855,108)		371,644,844

Materials – 6.9%
Chemicals - 4.0%
Agrium	5,200	452,192
Albemarle Corporation	447,900	27,899,691
Balchem Corporation	1,051,649	47,061,293
Cabot Corporation	781,000	29,225,020
Chase Corporation [3]	773,974	17,306,059
FutureFuel Corporation	188,447	2,670,294
H.B. Fuller Company	9,022	341,122
Innophos Holdings	317,732	14,987,418
International Flavors & Fragrances	255,300	19,188,348
Kronos Worldwide	4,100	66,584
Methanex Corporation	310,710	13,295,281
Minerals Technologies	60,057	2,482,756
NewMarket Corporation	8,626	2,264,842
Quaker Chemical	418,029	25,921,978
Stepan Company	6,070	337,553
Westlake Chemical	38,700	3,731,067

		207,231,498

Construction Materials - 0.1%
Ash Grove Cement [4]	39,610	7,438,758

Containers & Packaging - 1.3%
AptarGroup	41,300	2,280,173

62 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Materials (continued)
Containers & Packaging (continued)
Bemis Company	464,800	$18,192,272
Greif Cl. A	586,801	30,906,809
Myers Industries	14,700	220,647
Sealed Air	13	311
Sonoco Products	359,778	12,437,526

		64,037,738

Metals & Mining - 1.2%
Agnico Eagle Mines	77,000	2,120,580
Carpenter Technology	312,775	14,096,769
Gold Fields ADR	396,200	2,080,050
IAMGOLD Corporation	846,620	3,665,865
Olympic Steel	39,297	962,777
Reliance Steel & Aluminum	456,513	29,928,992
Sims Metal Management ADR	1,000,000	7,560,000

		60,415,033

Paper & Forest Products - 0.3%
Buckeye Technologies	7,000	259,280
Deltic Timber	172,000	9,945,040
Domtar Corporation	7,900	525,350
Schweitzer-Mauduit International	47,800	2,384,264

		13,113,934

Total (Cost $209,379,350)		352,236,961

Telecommunication Services – 0.7%
Diversified Telecommunication Services - 0.3%
Atlantic Tele-Network	284,303	14,118,487

Wireless Telecommunication Services - 0.4%
Telephone and Data Systems	822,190	20,266,983
USA Mobility	143,566	1,948,191

		22,215,174

Total (Cost $28,847,837)		36,333,661

Utilities – 2.8%
Electric Utilities - 0.9%
ALLETE	199,147	9,927,478
ITC Holdings	250,000	22,825,000
PNM Resources	638,900	14,177,191

		46,929,669

Gas Utilities - 1.2%
AGL Resources	312,558	13,396,236
National Fuel Gas	61,676	3,574,124
Piedmont Natural Gas	539,500	18,202,730
UGI Corporation	660,076	25,815,572

		60,988,662

Water Utilities - 0.7%
Aqua America	819,766	25,650,478
Consolidated Water	25,827	295,203
SJW	400,400	10,490,480

		36,436,161

Total (Cost $93,414,655)		144,354,492

Miscellaneous[5] – 1.3%
Total (Cost $58,952,632)		64,149,402

		VALUE
TOTAL COMMON STOCKS
(Cost $3,106,493,959)		4,649,721,386

	PRINCIPAL
	AMOUNT
CORPORATE BOND – 0.1%
Leucadia National 3.75%
Conv. Senior Note due 4/15/14
(Cost $3,000,000)	$3,000,000	3,789,375

REPURCHASE AGREEMENT – 9.3%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $478,504,399 (collateralized
by obligations of various U.S. Government
Agencies, 0.12%-1.125% due 2/27/14-3/28/14,
valued at $488,078,588)
(Cost $478,504,000)		478,504,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $3,957,333)		3,957,333

TOTAL INVESTMENTS – 100.3%
(Cost $3,591,955,292)		5,135,972,094
LIABILITIES LESS CASH
AND OTHER ASSETS – (0.3)%		(13,899,568)

NET ASSETS – 100.0%		$5,122,072,526

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 63

Schedules of Investments

Royce Heritage Fund

	SHARES	VALUE
COMMON STOCKS – 88.2%

Consumer Discretionary – 11.3%
Auto Components - 1.1%
Drew Industries	47,000	$1,848,040
Minth Group	122,200	192,217
Nokian Renkaat	28,000	1,141,130

		3,181,387

Automobiles - 0.9%
Thor Industries	52,650	2,589,327

Distributors - 1.0%
Genuine Parts	7,420	579,280
LKQ Corporation [2]	95,800	2,466,850

		3,046,130

Diversified Consumer Services - 0.6%
Sotheby’s	42,700	1,618,757

Household Durables - 3.3%
Ethan Allen Interiors	55,900	1,609,920
Garmin	40,520	1,465,203
Harman International Industries	46,200	2,504,040
Mohawk Industries [2]	16,500	1,856,085
NVR [2]	2,337	2,154,714

		9,589,962

Multiline Retail - 0.5%
Dollar Tree [2]	22,300	1,133,732
New World Department Store China	545,900	275,904

		1,409,636

Specialty Retail - 2.7%
Advance Auto Parts	7,261	589,375
Ascena Retail Group [2]	40	698
Lewis Group	77,500	493,928
Luk Fook Holdings (International) [1]	136,600	317,017
Ross Stores	22,800	1,477,668
Signet Jewelers	36,520	2,462,544
Tiffany & Co.	23,600	1,719,024
USS	7,000	888,586

		7,948,840

Textiles, Apparel & Luxury Goods - 1.2%
Daphne International Holdings	349,800	299,015
Gildan Activewear	12,600	510,426
Stella International Holdings	423,500	1,171,224
Wolverine World Wide	30,100	1,643,761

		3,624,426

Total (Cost $23,713,699)		33,008,465

Consumer Staples – 1.2%
Food & Staples Retailing - 0.2%
FamilyMart	10,500	447,822

Food Products - 1.0%
Darling International [2]	102,500	1,912,650
First Resources	406,000	568,560
Super Group	136,000	477,476

		2,958,686

Total (Cost $2,417,357)		3,406,508

Energy – 4.7%
Energy Equipment & Services - 4.7%
CARBO Ceramics	16,150	1,088,994
Ensign Energy Services	24,800	383,897
Helmerich & Payne	46,970	2,933,277
Oil States International [2]	26,900	2,492,016
Pason Systems	72,700	1,321,692
SEACOR Holdings	6,600	548,130
TGS-NOPEC Geophysical	45,400	1,319,170
Tidewater	32,900	1,874,313
Trican Well Service	125,600	1,669,571

		13,631,060

Oil, Gas & Consumable Fuels - 0.0%
Energen Corporation	1,500	78,390

Total (Cost $9,016,679)		13,709,450

Financials – 15.7%
Capital Markets - 12.4%
Affiliated Managers Group [2]	10,200	1,672,188
AllianceBernstein Holding L.P.	95,441	1,987,082
ARA Asset Management	682,000	936,237
Ashmore Group	321,300	1,679,597
Blackstone Group L.P.	60,000	1,263,600
Coronation Fund Managers	200,000	1,269,594
Egyptian Financial Group-Hermes Holding Company [2]	248,750	262,594
Federated Investors Cl. B	96,000	2,631,360
Invesco	46,800	1,488,240
Jupiter Fund Management	375,900	1,656,287
KKR & Co. L.P.	140,800	2,768,128
Lazard Cl. A	111,300	3,578,295
Schwab (Charles)	102,500	2,176,075
SEI Investments	92,600	2,632,618
Sprott	600,000	1,597,413
State Street	35,700	2,327,997
T. Rowe Price Group	17,100	1,250,865
TD Ameritrade Holding Corporation	90,300	2,193,387
Value Partners Group	2,672,000	1,440,032
WisdomTree Investments [1,2]	138,400	1,601,288

		36,412,877

Diversified Financial Services - 2.1%
Bolsa Mexicana de Valores	566,800	1,409,405
Moody’s Corporation	38,900	2,370,177
Singapore Exchange	185,000	1,026,075
Warsaw Stock Exchange	100,000	1,145,454

		5,951,111

Insurance - 0.8%
Alleghany Corporation [2]	6,190	2,372,689

Real Estate Management & Development - 0.4%
Jones Lang LaSalle	7,430	677,170
Midland Holdings	1,443,300	539,652

		1,216,822

Total (Cost $34,513,443)		45,953,499

64 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Health Care – 2.8%
Biotechnology - 0.3%
Myriad Genetics [2]	30,258	$813,032

Health Care Equipment & Supplies - 1.5%
Analogic Corporation	25,040	1,823,663
Atrion Corporation	6,325	1,383,341
Kossan Rubber Industries	433,997	685,439
West Pharmaceutical Services	5,900	414,534

		4,306,977

Life Sciences Tools & Services - 0.7%
Bio-Rad Laboratories Cl. A [2]	6,400	718,080
Waters Corporation [2]	13,250	1,325,663

		2,043,743

Pharmaceuticals - 0.3%
Adcock Ingram Holdings	157,500	1,035,655

Total (Cost $7,271,259)		8,199,407

Industrials – 22.2%
Aerospace & Defense - 0.7%
HEICO Corporation	27,343	1,377,267
Teledyne Technologies [2]	9,600	742,560

		2,119,827

Air Freight & Logistics - 2.6%
Expeditors International of Washington	85,500	3,249,855
Forward Air	67,000	2,564,760
UTi Worldwide	103,000	1,696,410

		7,511,025

Building Products - 0.5%
AAON	41,250	1,364,550

Commercial Services & Supplies - 1.4%
Cintas Corporation	31,400	1,429,956
Heritage-Crystal Clean [2]	119,227	1,741,906
Kaba Holding	1,800	675,083
Moleskine [2]	50,000	113,569
Team [2]	7,976	301,892

		4,262,406

Construction & Engineering - 3.3%
Fluor Corporation	39,600	2,348,676
Jacobs Engineering Group [2]	65,630	3,618,182
KBR	89,200	2,899,000
Raubex Group	367,500	810,466

		9,676,324

Electrical Equipment - 0.8%
EnerSys	4,000	196,160
†Powell Industries [2]	39,618	2,046,270

		2,242,430

Industrial Conglomerates - 0.5%
Raven Industries	50,400	1,510,992

Machinery - 4.3%
Burckhardt Compression Holding	2,000	796,146
Chart Industries [2]	1,600	150,544
Foster (L.B.) Company	33,700	1,454,829
Graco	30,400	1,921,584
Kennametal	58,500	2,271,555
Lincoln Electric Holdings	30,500	1,746,735
Pfeiffer Vacuum Technology	12,000	1,243,336
Semperit AG Holding	6,500	233,516
Sun Hydraulics	8,700	272,136
Valmont Industries	17,170	2,456,855

		12,547,236

Marine - 0.8%
Clarkson	30,600	791,663
Kirby Corporation [2]	19,015	1,512,453

		2,304,116

Professional Services - 4.9%
Acacia Research-Acacia Technologies	20,800	464,880
Advisory Board (The) [2]	26,900	1,470,085
Equifax	37,570	2,214,000
ManpowerGroup	60,925	3,338,690
Towers Watson & Company Cl. A	55,750	4,568,155
Verisk Analytics Cl. A [2]	40,800	2,435,760

		14,491,570

Road & Rail - 1.6%
Landstar System	44,000	2,266,000
Patriot Transportation Holding [2]	79,512	2,388,541

		4,654,541

Trading Companies & Distributors - 0.8%
†Applied Industrial Technologies	48,900	2,363,337

Total (Cost $47,250,257)		65,048,354

Information Technology – 17.6%
Communications Equipment - 0.6%
ADTRAN	31,950	786,290
Plantronics	22,020	967,118

		1,753,408

Computers & Peripherals - 0.8%
Western Digital	38,365	2,382,083

Electronic Equipment, Instruments & Components - 7.7%
Amphenol Corporation Cl. A	29,900	2,330,406
Anixter International [2]	41,800	3,168,858
AVX Corporation	65,763	772,715
Coherent	54,100	2,979,287
DTS [2]	77,527	1,595,506
FEI Company	31,100	2,269,989
FLIR Systems	114,900	3,098,853
IPG Photonics	22,714	1,379,421
National Instruments	104,850	2,929,509
Rogers Corporation [2]	11,900	563,108
Trimble Navigation [2]	44,200	1,149,642
Vaisala Cl. A	19,500	501,805

		22,739,099

Internet Software & Services - 0.4%
Bankrate [2]	54,975	789,441
Stamps.com [2]	7,300	287,547

		1,076,988

IT Services - 2.4%
Computer Task Group	22,800	523,716

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 65

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE
Information Technology (continued)
IT Services (continued)
Fiserv [2]	27,430	$2,397,656
MAXIMUS	26,100	1,943,928
Sapient Corporation [2]	119,800	1,564,588
Total System Services	23,300	570,384

		7,000,272

Office Electronics - 0.5%
Zebra Technologies Cl. A [2]	32,170	1,397,465

Semiconductors & Semiconductor Equipment - 3.0%
Analog Devices	58,700	2,645,022
Diodes [2]	98,300	2,552,851
RDA Microelectronics ADR	10	111
Silicon Motion Technology ADR	29,300	310,287
Teradyne [2]	122,400	2,150,568
Veeco Instruments [2]	30,400	1,076,768

		8,735,607

Software - 2.2%
ANSYS [2]	38,300	2,799,730
MICROS Systems [1,2]	54,500	2,351,675
SimCorp	49,000	1,453,727

		6,605,132

Total (Cost $38,769,666)		51,690,054

Materials – 9.5%
Chemicals - 2.9%
Airgas	15,400	1,470,084
Cabot Corporation	9,600	359,232
Innospec	34,528	1,387,335
Intrepid Potash	33,100	630,555
Minerals Technologies	12,400	512,616
Sigma-Aldrich Corporation	18,040	1,449,694
Tronox Cl. A	39,800	801,970
Victrex	28,000	657,537
Westlake Chemical	14,700	1,417,227

		8,686,250

Containers & Packaging - 1.2%
Greif Cl. A	69,800	3,676,366

Metals & Mining - 4.7%
Compass Minerals International	24,400	2,062,532
Fresnillo	48,000	643,909
Gold Fields ADR	280,400	1,472,100
Haynes International	7	335
Hochschild Mining	243,300	574,683
Major Drilling Group International	212,000	1,443,301
Pan American Silver	211,600	2,463,024
Randgold Resources ADR	26,700	1,710,135
Reliance Steel & Aluminum	34,580	2,267,065
Sims Metal Management ADR	137,800	1,041,768

		13,678,852

Paper & Forest Products - 0.7%
Stella-Jones	21,000	1,957,631

Total (Cost $28,649,049)		27,999,099

Utilities – 0.2%
Gas Utilities - 0.2%
UGI Corporation	16,800	657,048

Total (Cost $565,085)		657,048

Miscellaneous[5] – 3.0%
Total (Cost $8,532,244)		8,957,171

TOTAL COMMON STOCKS
(Cost $200,698,738)		258,629,055

REPURCHASE AGREEMENT – 14.4%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $42,307,035 (collateralized
by obligations of various U.S. Government
Agencies, 1.375% due 2/25/14, valued at
$43,156,927)
(Cost $42,307,000)		42,307,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $1,231,565)		1,231,565

TOTAL INVESTMENTS – 103.0%
(Cost $244,237,303)		302,167,620
LIABILITIES LESS CASH
AND OTHER ASSETS – (3.0)%		(8,909,596)

NET ASSETS – 100.0%		$293,258,024

66 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

Royce Opportunity Fund

	SHARES	VALUE
COMMON STOCKS – 89.5%

Consumer Discretionary – 14.5%
Auto Components - 2.0%
Dana Holding Corporation	553,536	$10,661,103
Fuel Systems Solutions [2]	428,700	7,669,443
Spartan Motors	608,706	3,725,281
Tower International [2]	740,468	14,653,862
Visteon Corporation [2]	150,100	9,474,312

		46,184,001

Automobiles - 0.3%
Winnebago Industries [2]	309,236	6,490,864

Distributors - 0.5%
VOXX International Cl. A [2]	907,194	11,131,270

Diversified Consumer Services - 0.3%
†DeVry	255,600	7,928,712

Hotels, Restaurants & Leisure - 1.8%
Carrols Restaurant Group [2]	915,295	5,912,806
Isle of Capri Casinos [2]	964,336	7,232,520
Jamba [2]	392,150	5,854,800
Krispy Kreme Doughnuts [2]	259,623	4,530,421
Orient-Express Hotels Cl. A [2]	1,003,319	12,200,359
Ruby Tuesday [2]	630,500	5,819,515

		41,550,421

Household Durables - 1.8%
Comstock Holding Companies Cl. A [1,2]	878,590	2,433,694
Dixie Group [2,3]	834,519	6,926,508
Ethan Allen Interiors	205,900	5,929,920
Furniture Brands International [1,2]	231,753	927,012
Kid Brands [1,2,3]	1,111,959	1,712,417
La-Z-Boy	533,341	10,810,822
M.D.C. Holdings	159,150	5,173,966
Standard Pacific [1,2]	477,900	3,980,907
†ZAGG [1,2]	549,500	2,939,825

		40,835,071

Internet & Catalog Retail - 0.8%
dELiA*s [1,2,3]	1,674,115	1,657,374
Gaiam Cl. A [2]	716,304	3,194,716
1-800-FLOWERS.COM Cl. A [2]	446,227	2,762,145
Vitacost.com [2]	1,166,622	9,857,956

		17,472,191

Leisure Equipment & Products - 0.8%
Callaway Golf	1,055,026	6,942,071
Steinway Musical Instruments [2]	357,003	10,863,601

		17,805,672

Media - 1.4%
Ballantyne Strong [2]	421,497	1,778,717
Harris Interactive [2]	2,240,035	4,054,463
Martha Stewart Living Omnimedia Cl. A [2]	1,505,757	3,628,875
McClatchy Company (The) Cl. A [2]	2,113,554	4,818,903
Media General Cl. A [2]	633,843	6,991,288
New York Times Cl. A [2]	949,900	10,505,894

		31,778,140

Multiline Retail - 0.3%
Dillard’s Cl. A	15,000	1,229,550
†J.C. Penney Company [1,2]	324,131	5,536,158

		6,765,708

Specialty Retail - 2.1%
bebe stores	960,621	5,389,084
Brown Shoe	193,559	4,167,325
Coldwater Creek [2]	876,803	2,192,007
Destination Maternity	188,000	4,624,800
Haverty Furniture	124,426	2,863,042
MarineMax [2]	741,750	8,404,028
Pacific Sunwear of California [2]	72,200	263,530
Penske Automotive Group	200,500	6,123,270
Sears Hometown and Outlet Stores [2]	108,600	4,747,992
West Marine [2]	901,547	9,917,017

		48,692,095

Textiles, Apparel & Luxury Goods - 2.4%
Delta Apparel [2]	80,476	1,134,712
Joe’s Jeans [1,2]	429,300	704,052
Jones Group (The)	1,178,171	16,199,851
Quiksilver [2]	1,313,145	8,456,654
Skechers U.S.A. Cl. A [2]	523,658	12,573,028
Unifi [2]	798,734	16,509,832

		55,578,129

Total (Cost $259,410,022)		332,212,274

Consumer Staples – 0.5%
Food & Staples Retailing - 0.2%
SUPERVALU [2]	641,400	3,989,508

Food Products - 0.1%
Inventure Foods [2]	204,212	1,707,212

Household Products - 0.2%
Central Garden & Pet [2]	810,064	5,751,455

Total (Cost $11,509,907)		11,448,175

Energy – 5.0%
Energy Equipment & Services - 2.2%
Basic Energy Services [2]	523,195	6,325,428
Cal Dive International [2]	1,187,431	2,232,370
Hercules Offshore [2]	871,700	6,136,768
Key Energy Services [2]	938,900	5,586,455
Matrix Service [2]	768,187	11,968,353
Newpark Resources [2]	755,877	8,307,088
Patterson-UTI Energy	384,800	7,447,804
Willbros Group [2]	555,800	3,412,612

		51,416,878

Oil, Gas & Consumable Fuels - 2.8%
Goodrich Petroleum [2]	596,600	7,636,480
Matador Resources [2]	371,636	4,452,199
PDC Energy [2]	215,200	11,078,496
Pengrowth Energy	1,143,100	5,635,483
Penn Virginia [2]	880,150	4,136,705
REX American Resources [2]	41,300	1,188,201
Scorpio Tankers	650,026	5,837,234
StealthGas [2]	762,545	8,387,995
Stone Energy [2]	436,035	9,605,851

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 67

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Swift Energy [1,2]	423,700	$5,080,163

		63,038,807

Total (Cost $102,716,369)		114,455,685

Financials – 12.1%
Capital Markets - 1.5%
Evercore Partners Cl. A	178,400	7,007,552
Harris & Harris Group [2]	932,997	2,836,311
Piper Jaffray [2]	377,700	11,939,097
Stifel Financial [2]	372,700	13,294,209

		35,077,169

Commercial Banks - 3.9%
BancorpSouth	478,500	8,469,450
BankUnited	312,498	8,128,073
Boston Private Financial Holdings	972,546	10,347,889
Columbia Banking System	307,500	7,321,575
First Bancorp	167,408	2,360,453
First Financial Holdings	170,300	3,612,063
FirstMerit Corporation	264,700	5,301,941
Guaranty Bancorp	179,696	2,039,550
Old National Bancorp	370,800	5,128,164
State Bank Financial	239,959	3,606,584
†Trustmark Corporation	412,800	10,146,624
Umpqua Holdings	573,700	8,611,237
Valley National Bancorp	467,468	4,426,922
Virginia Commerce Bancorp [2]	185,667	2,591,911
Western Alliance Bancorp [2]	421,400	6,670,762

		88,763,198

Insurance - 3.3%
Argo Group International Holdings	154,650	6,555,613
Aspen Insurance Holdings	148,600	5,511,574
†Assured Guaranty	417,200	9,203,432
Fidelity National Financial	386,000	9,190,660
Hilltop Holdings [2]	556,224	9,122,074
Kemper Corporation	290,400	9,946,200
Navigators Group [2]	123,920	7,068,397
Old Republic International	826,900	10,642,203
†Tower Group International	464,042	9,517,501

		76,757,654

Real Estate Investment Trusts (REITs) - 1.7%
LaSalle Hotel Properties	565,200	13,960,440
Mack-Cali Realty	263,350	6,449,442
PennyMac Mortgage Investment Trust	351,100	7,390,655
RAIT Financial Trust	390,500	2,936,560
Rouse Properties	388,233	7,617,131

		38,354,228

Real Estate Management & Development - 0.0%
Maui Land & Pineapple [2]	205,561	834,578

Thrifts & Mortgage Finance - 1.7%
Berkshire Hills Bancorp	151,700	4,211,192
BofI Holding [2]	172,038	7,882,781
Brookline Bancorp	298,700	2,592,716
MGIC Investment [1,2]	1,123,785	6,821,375
Radian Group	771,400	8,963,668
Washington Federal	417,400	7,880,512

		38,352,244

Total (Cost $224,304,186)		278,139,071

Health Care – 4.0%
Health Care Equipment & Supplies - 2.0%
†Accuray [1,2]	896,300	5,144,762
Alere [2]	413,200	10,123,400
AngioDynamics [2]	531,803	5,998,738
Exactech [2]	317,323	6,267,129
Greatbatch [2]	76,500	2,508,435
Invacare Corporation	645,000	9,262,200
Merit Medical Systems [2]	554,400	6,181,560

		45,486,224

Health Care Providers & Services - 0.6%
Kindred Healthcare [2]	528,900	6,944,457
Select Medical Holdings	803,714	6,590,455

		13,534,912

Health Care Technology - 0.4%
†Allscripts Healthcare Solutions [2]	601,200	7,779,528

Life Sciences Tools & Services - 1.0%
Albany Molecular Research [2]	840,610	9,978,041
Cambrex Corporation [2]	977,254	13,652,238

		23,630,279

Total (Cost $71,483,476)		90,430,943

Industrials – 18.6%
Aerospace & Defense - 1.6%
Curtiss-Wright	169,300	6,274,258
GenCorp [1,2]	273,361	4,444,850
Hexcel Corporation [1,2]	325,947	11,098,495
Kratos Defense & Security Solutions [1,2]	970,502	6,288,853
Moog Cl. A [2]	148,000	7,626,440

		35,732,896

Air Freight & Logistics - 0.3%
XPO Logistics [2]	387,600	7,011,684

Airlines - 0.2%
Republic Airways Holdings [2]	438,647	4,969,871

Building Products - 2.7%
Apogee Enterprises	385,641	9,255,384
Builders FirstSource [2]	980,500	5,863,390
Griffon Corporation	489,900	5,511,375
Insteel Industries	354,900	6,217,848
NCI Building Systems [2]	1,014,369	15,509,702
PGT [2]	690,008	5,982,369
Quanex Building Products	728,500	12,267,940
Trex Company [2]	34,140	1,621,309

		62,229,317

Commercial Services & Supplies - 1.0%
Interface	610,000	10,351,700
TRC Companies [2,3]	1,702,926	11,920,482

		22,272,182

68 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Industrials (continued)
Construction & Engineering - 2.6%
Aegion Corporation [2]	552,953	$12,446,972
Ameresco Cl. A [2]	474,099	4,271,632
Furmanite Corporation [2]	1,090,330	7,294,308
Layne Christensen [2]	492,387	9,606,470
MasTec [2]	272,495	8,965,086
Northwest Pipe [2]	394,983	11,020,026
Pike Electric	477,521	5,873,508

		59,478,002

Electrical Equipment - 0.7%
†General Cable	399,444	12,282,903
Magnetek [2]	156,017	2,812,987

		15,095,890

Machinery - 6.7%
Albany International Cl. A	340,000	11,213,200
Astec Industries	368,570	12,638,265
Barnes Group	441,849	13,251,052
CIRCOR International	254,680	12,953,025
Commercial Vehicle Group [2]	1,022,240	7,625,910
Dynamic Materials	296,599	4,896,850
Federal Signal [2]	1,414,679	12,378,441
Flow International [2]	1,688,672	6,231,200
Hardinge [3]	622,791	9,204,851
Hurco Companies	198,595	5,713,578
John Bean Technologies	181,800	3,819,618
Lydall [2]	405,100	5,914,460
Meritor [2]	1,470,421	10,366,468
Mueller Industries	250,714	12,643,507
Mueller Water Products Cl. A	1,862,829	12,872,148
NN	492,083	5,614,667
Trinity Industries	179,850	6,913,434

		154,250,674

Marine - 0.3%
Diana Shipping [2]	652,000	6,546,080

Professional Services - 0.5%
CTPartners Executive Search [2,3]	361,360	1,582,757
Hill International [2]	694,207	1,902,127
Hudson Global [2]	739,944	1,835,061
Kelly Services Cl. A	325,700	5,689,979

		11,009,924

Road & Rail - 0.9%
Arkansas Best	377,139	8,655,340
Swift Transportation [2]	753,534	12,463,452

		21,118,792

Trading Companies & Distributors - 0.8%
Aceto Corporation	625,560	8,714,051
Kaman Corporation	261,231	9,028,143

		17,742,194

Transportation Infrastructure - 0.3%
Wesco Aircraft Holdings [2]	402,000	7,465,140

Total (Cost $308,327,457)		424,922,646

Information Technology – 22.6%
Communications Equipment - 2.7%
ARRIS Group [2]	322,700	4,630,745
Aviat Networks [2]	1,940,984	5,085,378
Ciena Corporation [1,2]	646,900	12,562,798
ClearOne [2]	381,634	3,247,706
EMCORE Corporation [2]	158,300	569,880
Emulex Corporation [2]	979,425	6,385,851
Finisar Corporation [1,2]	550,755	9,335,297
Oclaro [1,2]	1,319,877	1,557,455
Oplink Communications [2]	535,736	9,305,734
Symmetricom [2]	1,276,904	5,733,299
UTStarcom Holdings [1,2]	293,697	781,234
Westell Technologies Cl. A [2]	1,199,531	2,866,879

		62,062,256

Computers & Peripherals - 1.2%
Avid Technology [2]	626,962	3,686,537
Cray [2]	466,959	9,171,075
Datalink Corporation [2]	661,633	7,039,775
Dot Hill Systems [2]	1,773,271	3,883,463
Interphase Corporation [2]	329,811	880,595
Intevac [2]	428,094	2,423,012

		27,084,457

Electronic Equipment, Instruments & Components - 5.9%
Benchmark Electronics [2]	631,700	12,697,170
CTS Corporation	437,103	5,962,085
Echelon Corporation [1,2]	1,145,186	2,416,342
FEI Company	115,575	8,435,819
Frequency Electronics	223,663	2,382,011
GSI Group [2]	152,700	1,227,708
Identive Group [2]	592,075	428,070
Ingram Micro Cl. A [2]	697,300	13,241,727
KEMET Corporation [2]	1,504,654	6,184,128
Maxwell Technologies [2]	367,661	2,628,776
Mercury Systems [2]	572,297	5,276,578
Newport Corporation [2]	795,484	11,081,092
Park Electrochemical	366,034	8,788,476
Planar Systems [1,2,3]	1,572,192	2,562,673
RadiSys Corporation [2]	988,643	4,755,373
Sanmina Corporation [2]	1,187,331	17,038,200
SigmaTron International [2,3]	344,172	1,459,289
TTM Technologies [2]	792,900	6,660,360
Viasystems Group [2]	304,717	3,513,387
Vishay Intertechnology [1,2]	845,223	11,740,148
Vishay Precision Group [2]	70,042	1,060,436
Zygo Corporation [2]	339,608	5,369,203

		134,909,051

Internet Software & Services - 2.2%
Autobytel [2]	187,982	896,674
Bankrate [2]	293,100	4,208,916
Blucora [2]	404,230	7,494,424
EarthLink	1,541,600	9,573,336
Mediabistro [2]	166,815	261,900
Monster Worldwide [1,2]	1,247,500	6,125,225
Perficient [2]	436,026	5,816,587
QuinStreet [2]	864,539	7,460,972
Support.com [2]	1,150,834	5,259,311
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 69

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Internet Software & Services (continued)
ValueClick [2]	165,091	$4,074,446

		51,171,791

IT Services - 0.2%
CIBER [2]	1,508,273	5,037,632

Semiconductors & Semiconductor Equipment - 9.6%
Advanced Energy Industries [2]	568,688	9,900,858
Alpha & Omega Semiconductor [2]	805,881	6,156,931
ANADIGICS [2]	2,209,614	4,861,151
ATMI [2]	579,807	13,712,436
Axcelis Technologies [2]	1,105,794	2,012,545
AXT [1,2]	629,230	1,698,921
Brooks Automation	1,127,500	10,970,575
BTU International [2,3]	686,756	1,648,214
Cohu	433,726	5,421,575
Exar Corporation [2]	766,337	8,253,449
Fairchild Semiconductor International [2]	915,120	12,628,656
FormFactor [2]	909,361	6,138,187
Integrated Silicon Solution [2]	290,775	3,186,894
International Rectifier [2]	645,902	13,525,188
Kulicke & Soffa Industries [2]	762,500	8,433,250
LTX-Credence Corporation [2]	1,246,406	7,465,972
Microsemi Corporation [2]	561,004	12,762,841
Mindspeed Technologies [2]	722,300	2,340,252
Nanometrics [2]	767,671	11,261,734
NeoPhotonics Corporation [2]	819,155	7,118,457
Pericom Semiconductor [2,3]	1,375,517	9,793,681
Rubicon Technology [1,2]	972,823	7,792,312
Rudolph Technologies [2]	469,511	5,258,523
SemiLEDs Corporation [1,2]	1,201,940	2,067,337
Spire Corporation [2,3]	537,420	284,833
SunEdison [2]	1,786,634	14,596,800
SunPower Corporation [1,2]	534,153	11,056,967
TriQuint Semiconductor [2]	1,204,114	8,344,510
Ultra Clean Holdings [2]	392,806	2,376,476
Vitesse Semiconductor [1,2]	927,978	2,440,582
†Volterra Semiconductor [2]	513,500	7,250,620

		220,760,727

Software - 0.8%
Actuate Corporation [2]	749,783	4,978,559
Cinedigm Digital Cinema Cl. A [2]	1,664,636	2,363,783
Mentor Graphics	422,500	8,259,875
Smith Micro Software [2]	1,696,903	1,798,717

		17,400,934

Total (Cost $496,233,069)		518,426,848

Materials – 6.9%
Chemicals - 2.7%
Chemtura Corporation [2]	229,550	4,659,865
Ferro Corporation [2]	368,711	2,562,541
Material Sciences [2]	488,727	4,916,594
OM Group [2]	548,859	16,970,720
PolyOne Corporation	179,594	4,450,339
Quaker Chemical	100,805	6,250,918
†Schulman (A.)	356,309	9,556,207
Zoltek Companies [2]	1,030,150	13,299,237

		62,666,421

Construction Materials - 0.5%
Texas Industries [1,2]	166,577	10,850,826

Metals & Mining - 3.6%
Carpenter Technology	208,536	9,398,718
Century Aluminum [2]	1,143,300	10,609,824
Commercial Metals	986,661	14,572,983
Haynes International	204,181	9,774,144
Kaiser Aluminum	229,900	14,240,006
†Molycorp [1,2]	1,186,900	7,358,780
RTI International Metals [2]	397,600	11,017,496
US Silica Holdings	263,200	5,469,296

		82,441,247

Paper & Forest Products - 0.1%
Louisiana-Pacific Corporation [1,2]	202,400	2,993,496

Total (Cost $110,128,995)		158,951,990

Telecommunication Services – 0.3%
Diversified Telecommunication Services - 0.3%
Iridium Communications [2]	908,546	7,050,317

Total (Cost $7,247,242)		7,050,317

Miscellaneous[5] – 5.0%
Total (Cost $112,680,521)		113,935,985

TOTAL COMMON STOCKS
(Cost $1,704,041,244)		2,049,973,934

PREFERRED STOCK – 0.1%
Hovnanian Enterprises 7.25% Conv.
(Cost $1,567,998)	100,400	2,863,408

REPURCHASE AGREEMENT – 10.9%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $249,540,208 (collateralized
by obligations of various U.S. Government
Agencies, 0.14%-2.375% due 5/22/14-12/6/22,
valued at $254,534,811)
(Cost $249,540,000)		249,540,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.0%
U.S. Treasury Bonds
0.75%-4.375%
due 1/15/25-8/15/42	$8,121,301	8,172,436
U.S. Treasury Notes
0.875%-4.75%
due 5/15/14-8/15/20	1,683,422	1,693,097

70 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED (continued)
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)	$59,102,191

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $68,967,724)	68,967,724

TOTAL INVESTMENTS – 103.5%
(Cost $2,024,116,966)	2,371,345,066

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.5)%	(79,689,820)

NET ASSETS – 100.0%	$2,291,655,246

Royce Special Equity Fund

	SHARES	VALUE
COMMON STOCKS – 90.0%

Consumer Discretionary – 25.8%
Auto Components - 2.9%
Dorman Products	1,144,812	$52,237,772
†Standard Motor Products [3]	1,255,273	43,106,075

		95,343,847

Hotels, Restaurants & Leisure - 0.4%
Bowl America Cl. A [3]	342,575	4,367,831
Frisch’s Restaurants [3]	505,100	9,425,166

		13,792,997

Household Durables - 0.7%
CSS Industries [3]	974,100	24,284,313

Media - 5.9%
Meredith Corporation [3]	2,397,773	114,373,772
Scholastic Corporation [3]	2,835,034	83,038,146

		197,411,918

Specialty Retail - 15.9%
American Eagle Outfitters	5,695,682	104,003,153
Bed Bath & Beyond [2]	1,994,000	141,374,600
Buckle (The)	1,564,000	81,359,280
Children’s Place Retail Stores [2,3]	1,730,200	94,814,960
Finish Line (The) Cl. A [3]	4,958,900	108,401,554

		529,953,547

Total (Cost $658,339,251)		860,786,622

Consumer Staples – 6.0%
Food & Staples Retailing - 2.4%
Arden Group Cl. A [3]	248,969	27,483,688
Weis Markets	1,127,601	50,820,977

		78,304,665

Food Products - 3.6%
J&J Snack Foods	552,171	42,958,904
Lancaster Colony	1,008,689	78,667,655

		121,626,559

Total (Cost $131,684,182)		199,931,224

Health Care – 4.8%
Health Care Equipment & Supplies - 1.8%
Atrion Corporation [3]	185,801	40,636,537
Hill-Rom Holdings	634,724	21,377,504

		62,014,041

Life Sciences Tools & Services - 3.0%
Bio-Rad Laboratories Cl. A [1,2]	880,941	98,841,580

Total (Cost $112,813,690)		160,855,621

Industrials – 19.9%
Aerospace & Defense - 1.4%
National Presto Industries [3]	656,500	47,287,695

Commercial Services & Supplies - 3.9%
UniFirst Corporation [3]	1,420,000	129,575,000

Electrical Equipment - 7.8%
Brady Corporation Cl. A	880,188	27,048,177
EnerSys [3]	2,689,000	131,868,560

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 71

Schedules of Investments

Royce Special Equity Fund (continued)

	SHARES	VALUE
Industrials (continued)
Electrical Equipment (continued)
Hubbell Cl. B	805,100	$79,704,900
Regal-Beloit	338,400	21,941,856

		260,563,493

Industrial Conglomerates - 0.9%
Carlisle Companies	451,485	28,132,031

Machinery - 3.3%
Ampco-Pittsburgh [3]	987,000	18,525,990
Foster (L.B.) Company [3]	994,000	42,910,980
Hurco Companies [3]	470,213	13,528,028
Standex International [3]	694,000	36,608,500

		111,573,498

Trading Companies & Distributors - 2.6%
Applied Industrial Technologies	1,811,300	87,540,129

Total (Cost $441,097,870)		664,671,846

Information Technology – 19.1%
Communications Equipment - 2.9%
Plantronics [3]	2,178,578	95,683,146

Electronic Equipment, Instruments & Components - 10.8%
AVX Corporation	7,880,000	92,590,000
Littelfuse [3]	1,121,658	83,686,903
Molex Cl. A	5,525,000	137,351,500
Park Electrochemical [3]	2,011,012	48,284,398

		361,912,801

IT Services - 0.4%
Computer Services [4]	514,752	15,365,347

Semiconductors & Semiconductor Equipment - 5.0%
Entegris [2]	4,686,200	44,003,418
Teradyne [2]	6,968,900	122,443,573

		166,446,991

Total (Cost $536,268,524)		639,408,285

Materials – 14.4%
Chemicals - 9.3%
Hawkins [3]	1,027,510	40,473,619
Minerals Technologies [3]	3,250,500	134,375,670
†NewMarket Corporation	135,618	35,607,862
Schulman (A.)	1,465,222	39,297,254
Stepan Company	1,089,487	60,586,372

		310,340,777

Containers & Packaging - 0.8%
Sonoco Products	754,200	26,072,694

Metals & Mining - 0.1%
Central Steel & Wire [4]	5,172	3,692,808

Paper & Forest Products - 4.2%
Clearwater Paper [2]	1,127,279	53,049,750
Schweitzer-Mauduit International [3]	1,745,822	87,081,601

		140,131,351

Total (Cost $364,016,579)		480,237,630

TOTAL COMMON STOCKS
(Cost $2,244,220,096)		3,005,891,228

VALUE
REPURCHASE AGREEMENT – 9.9%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $328,681,274 (collateralized
by obligations of various U.S. Government
Agencies, 0.14%-5.25% due 4/15/14-8/20/14, valued
at $335,258,038)
(Cost $328,681,000)	328,681,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $11,400)	11,400

TOTAL INVESTMENTS – 99.9%
(Cost $2,572,912,496)	3,334,583,628

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.1%	3,745,856

NET ASSETS – 100.0%	$3,338,329,484

72 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

Royce Value Fund

	SHARES	VALUE
COMMON STOCKS – 96.3%

Consumer Discretionary – 28.5%
Auto Components - 1.5%
†Dorman Products	94,210	$4,298,802
†Gentex Corporation	556,100	12,818,105

		17,116,907

Automobiles - 2.6%
Thor Industries	626,540	30,813,237

Specialty Retail - 15.6%
American Eagle Outfitters	1,888,761	34,488,776
Ascena Retail Group [2]	1,606,664	28,036,287
Buckle (The)	657,298	34,192,642
GameStop Corporation Cl. A	829,137	34,848,628
Guess?	665,672	20,655,802
Jos. A. Bank Clothiers [2]	749,761	30,980,124

		183,202,259

Textiles, Apparel & Luxury Goods - 8.8%
Crocs [2]	1,798,442	29,674,293
Deckers Outdoor [2]	258,053	13,034,257
†G-III Apparel Group [2]	321,012	15,447,098
Steven Madden [2]	616,651	29,833,575
Vera Bradley [2]	738,010	15,985,297

		103,974,520

Total (Cost $259,329,086)		335,106,923

Consumer Staples – 3.0%
Personal Products - 3.0%
Nu Skin Enterprises Cl. A	578,166	35,337,506

Total (Cost $23,917,159)		35,337,506

Energy – 9.4%
Energy Equipment & Services - 9.1%
Atwood Oceanics [2]	114,900	5,980,545
Helmerich & Payne	553,534	34,568,198
Oil States International [2]	340,023	31,499,731
RPC	42,100	581,401
Unit Corporation [2]	813,471	34,637,595

		107,267,470

Oil, Gas & Consumable Fuels - 0.3%
Cimarex Energy	54,392	3,534,936

Total (Cost $88,423,291)		110,802,406

Financials – 12.9%
Capital Markets - 3.0%
Federated Investors Cl. B	1,282,340	35,148,940

Insurance - 7.2%
Allied World Assurance Company
Holdings	243,792	22,309,406
Aspen Insurance Holdings	206,597	7,662,683
PartnerRe	196,889	17,830,268
Reinsurance Group of America	532,761	36,819,112

		84,621,469

Thrifts & Mortgage Finance - 2.7%
Genworth MI Canada	1,363,200	31,808,432

Total (Cost $124,775,302)		151,578,841

Health Care – 6.6%
Health Care Providers & Services - 6.6%
Chemed Corporation	372,883	27,007,916
Magellan Health Services [2]	375,825	21,076,266
MEDNAX [2]	322,264	29,512,937

Total (Cost $61,419,496)		77,597,119

Industrials – 8.9%
Aerospace & Defense - 1.3%
Cubic Corporation	311,258	14,971,510

Construction & Engineering - 0.3%
Jacobs Engineering Group [2]	73,850	4,071,350

Electrical Equipment - 0.4%
GrafTech International [2]	715,281	5,207,246

Machinery - 3.7%
Kennametal	417,169	16,198,672
Lincoln Electric Holdings	476,066	27,264,300

		43,462,972

Road & Rail - 0.9%
†Knight Transportation	600,600	10,102,092

Trading Companies & Distributors - 2.3%
Applied Industrial Technologies	564,898	27,301,520

Total (Cost $82,549,730)		105,116,690

Information Technology – 19.9%
Communications Equipment - 4.5%
NETGEAR [2]	1,064,254	32,502,317
Plantronics	454,140	19,945,829

		52,448,146

Electronic Equipment, Instruments & Components - 6.1%
Littelfuse	88,158	6,577,468
Molex Cl. A	971,446	24,150,148
†MTS Systems	161,359	9,132,919
Vishay Intertechnology [1,2]	2,267,587	31,496,784

		71,357,319

IT Services - 4.5%
Convergys Corporation	1,384,898	24,138,772
ManTech International Cl. A	1,078,224	28,163,211

		52,301,983

Office Electronics - 0.3%
Zebra Technologies Cl. A [2]	94,560	4,107,686

Semiconductors & Semiconductor Equipment - 4.5%
Cabot Microelectronics [2]	138,550	4,573,535
MKS Instruments	644,161	17,096,033
Teradyne [2]	1,785,847	31,377,332

		53,046,900

Total (Cost $227,632,950)		233,262,034

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 73

Schedules of Investments

Royce Value Fund (continued)

	SHARES	VALUE
Materials – 7.1%
Chemicals - 4.6%
Innophos Holdings	304,798	$14,377,321
†Innospec	469,893	18,880,301
Westlake Chemical	212,980	20,533,402

		53,791,024

Metals & Mining - 2.5%
Reliance Steel & Aluminum	450,223	29,516,621

Total (Cost $62,997,805)		83,307,645

TOTAL COMMON STOCKS
(Cost $931,044,819)		1,132,109,164

REPURCHASE AGREEMENT – 3.7%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $43,226,036 (collateralized
by obligations of various U.S. Government
Agencies, due 12/11/13, valued at $44,095,000)
(Cost $43,226,000)		43,226,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.1%
U.S. Treasury Bonds
0.75%-4.375%
due 1/15/25-8/15/42	$903,048	907,700
U.S. Treasury Notes
0.625%-4.75%
due 5/15/14-8/15/20	693,615	697,797

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $1,605,497)		1,605,497

TOTAL INVESTMENTS – 100.1%
(Cost $975,876,316)		1,176,940,661

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.1)%		(1,492,377)

NET ASSETS – 100.0%		$1,175,448,284

Royce Value Plus Fund
	SHARES	VALUE
COMMON STOCKS – 96.0%

Consumer Discretionary – 10.9%
Hotels, Restaurants & Leisure - 2.4%
Buffalo Wild Wings [2]	153,900	$15,106,824
Cosi [1,2]	1,578,441	3,472,570
Red Robin Gourmet Burgers [2]	270,000	14,898,600

		33,477,994

Household Durables - 1.0%
iRobot Corporation [1,2]	369,000	14,675,130

Internet & Catalog Retail - 1.1%
HomeAway [1,2]	465,500	15,054,270

Leisure Equipment & Products - 0.9%
†Arctic Cat	274,000	12,324,520

Specialty Retail - 2.6%
Monro Muffler Brake	127,000	6,102,350
Tractor Supply	144,000	16,935,840
Zumiez [2]	477,000	13,713,750

		36,751,940

Textiles, Apparel & Luxury Goods - 2.9%
Carter’s	319,200	23,643,144
Gildan Activewear	399,342	16,177,345

		39,820,489

Total (Cost $114,168,451)		152,104,343

Consumer Staples – 1.9%
Food & Staples Retailing - 0.6%
United Natural Foods [2]	140,517	7,586,513

Food Products - 0.9%
Snyder’s-Lance	457,000	12,983,370

Personal Products - 0.4%
Female Health	556,000	5,482,160

Total (Cost $20,860,286)		26,052,043

Energy – 3.0%
Energy Equipment & Services - 2.0%
Helmerich & Payne	88,000	5,495,600
Pason Systems	619,000	11,253,475
Trican Well Service	383,800	5,101,763
Unit Corporation [2]	127,400	5,424,692

		27,275,530

Oil, Gas & Consumable Fuels - 1.0%
EPL Oil & Gas [2]	306,160	8,988,857
Sprott Resource	1,515,000	5,056,243

		14,045,100

Total (Cost $33,189,747)		41,320,630

Financials – 12.6%
Capital Markets - 5.5%
Affiliated Managers Group [2]	125,000	20,492,500
Northern Trust	398,000	23,044,200
Oaktree Capital Group LLC	240,600	12,643,530
Raymond James Financial	469,000	20,157,620

74 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Value Partners Group	1,227,500	$661,542

		76,999,392

Commercial Banks - 4.5%
Associated Banc-Corp	970,000	15,083,500
Columbia Banking System	354,500	8,440,645
Enterprise Financial Services	765,800	12,222,168
Fifth Third Bancorp	772,800	13,949,040
Umpqua Holdings	822,300	12,342,723

		62,038,076

Diversified Financial Services - 1.1%
PICO Holdings [2]	716,222	15,012,013

Thrifts & Mortgage Finance - 1.5%
Berkshire Hills Bancorp	771,700	21,422,392

Total (Cost $135,352,091)		175,471,873

Health Care – 12.4%
Biotechnology - 4.8%
Actelion	285,000	17,168,493
Celldex Therapeutics [1,2]	400,000	6,244,000
Cubist Pharmaceuticals [2]	324,000	15,649,200
Myriad Genetics [2]	1,055,893	28,371,845

		67,433,538

Health Care Equipment & Supplies - 3.8%
Abaxis	298,000	14,157,980
Cerus Corporation [2]	2,629,500	11,622,390
Globus Medical [1,2]	770,677	12,993,614
Thoratec Corporation [2]	465,600	14,577,936

		53,351,920

Health Care Providers & Services - 1.1%
Healthways [2]	851,000	14,790,380

Life Sciences Tools & Services - 0.4%
Sequenom [2]	1,256,000	5,287,760

Pharmaceuticals - 2.3%
Medicines Company (The) [2]	598,000	18,394,480
UCB	257,000	13,844,272

		32,238,752

Total (Cost $139,352,751)		173,102,350

Industrials – 18.0%
Aerospace & Defense - 0.5%
AeroVironment [2]	342,000	6,901,560

Building Products - 2.8%
Apogee Enterprises	736,198	17,668,752
Quanex Building Products	1,214,533	20,452,736

		38,121,488

Commercial Services & Supplies - 1.2%
Heritage-Crystal Clean [1,2]	211,842	3,095,012
UniFirst Corporation	148,800	13,578,000

		16,673,012

Construction & Engineering - 0.5%
MYR Group [2]	317,608	6,177,475

Electrical Equipment - 2.1%
Acuity Brands	208,095	15,715,335
†Powell Industries [2]	263,462	13,607,812

		29,323,147

Industrial Conglomerates - 1.2%
Carlisle Companies	275,900	17,191,329

Machinery - 2.7%
Tennant Company	143,437	6,923,704
Valmont Industries	119,400	17,084,946
Wabtec Corporation	263,464	14,076,881

		38,085,531

Professional Services - 0.9%
†Huron Consulting Group [2]	280,514	12,970,967

Road & Rail - 1.4%
Celadon Group	841,600	15,359,200
Werner Enterprises	142,000	3,432,140

		18,791,340

Trading Companies & Distributors - 3.7%
†Beacon Roofing Supply [2]	509,000	19,280,920
Grainger (W.W.)	64,600	16,290,828
Watsco	189,100	15,876,836

		51,448,584

Transportation Infrastructure - 1.0%
†Wesco Aircraft Holdings [2]	754,000	14,001,780

Total (Cost $195,144,561)		249,686,213

Information Technology – 27.1%
Communications Equipment - 5.5%
EXFO [1,2]	2,017,500	8,998,050
Infinera Corporation [1,2]	2,378,833	25,382,148
NumereX Corporation Cl. A [2,3]	1,173,100	13,091,796
Plantronics	323,000	14,186,160
†Sierra Wireless [2]	1,141,200	14,607,360

		76,265,514

Computers & Peripherals - 1.1%
Immersion Corporation [2]	1,130,095	14,973,759

Electronic Equipment, Instruments & Components - 7.5%
FLIR Systems	560,000	15,103,200
†InvenSense [1,2]	1,134,400	17,447,072
IPG Photonics	368,732	22,393,094
Littelfuse	172,744	12,888,430
Mercury Systems [2]	1,033,749	9,531,166
Rogers Corporation [2]	556,414	26,329,511

		103,692,473

Internet Software & Services - 1.1%
Bankrate [2]	133,768	1,920,908
†SciQuest [2]	555,877	13,924,719

		15,845,627

IT Services - 2.9%
†Blackhawk Network Holdings [1,2]	553,000	12,829,600
Genpact	1,430,000	27,513,200

		40,342,800

Semiconductors & Semiconductor Equipment - 5.3%
International Rectifier [2]	796,048	16,669,245
LSI Corporation [2]	3,748,000	26,760,720

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 75

Schedules of Investments

Royce Value Plus Fund (continued)
	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Micrel	145,901	$1,441,502
Teradyne [2]	768,000	13,493,760
Ultratech [2]	407,041	14,946,546

		73,311,773

Software - 3.7%
Informatica Corporation [1,2]	383,000	13,397,340
Manhattan Associates [2]	100,000	7,716,000
PTC [2]	640,000	15,699,200
Splunk [2]	315,304	14,617,493

		51,430,033

Total (Cost $308,220,296)		375,861,979

Materials – 5.5%
Construction Materials - 1.6%
Eagle Materials	329,000	21,802,830

Metals & Mining - 3.9%
Horsehead Holding Corporation [2]	1,361,353	17,438,932
Reliance Steel & Aluminum	215,100	14,101,956
Worthington Industries	723,466	22,941,107

		54,481,995

Total (Cost $48,621,776)		76,284,825

Miscellaneous[5] – 4.6%
Total (Cost $62,017,095)		63,764,466

TOTAL COMMON STOCKS
(Cost $1,056,927,054)		1,333,648,722

REPURCHASE AGREEMENT – 3.6%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $49,746,041 (collateralized
by obligations of various U.S. Government
Agencies, 0.30% due 12/11/13, valued at
$50,743,350)
(Cost $49,746,000)		49,746,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.7%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $51,073,622)		51,073,622

TOTAL INVESTMENTS – 103.3%
(Cost $1,157,746,676)		1,434,468,344

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.3)%		(46,240,155)

NET ASSETS – 100.0%		$1,388,228,189

Royce 100 Fund
	SHARES	VALUE
COMMON STOCKS – 98.0%

Consumer Discretionary – 9.4%
Auto Components - 1.6%
Drew Industries	73,156	$2,876,494
Gentex Corporation	65,100	1,500,555

		4,377,049

Distributors - 1.2%
LKQ Corporation [2]	126,200	3,249,650

Diversified Consumer Services - 0.5%
Sotheby’s	40,500	1,535,355

Household Durables - 4.2%
Ethan Allen Interiors	72,500	2,088,000
Harman International Industries	71,500	3,875,300
Mohawk Industries [2]	27,315	3,072,664
NVR [2]	2,800	2,581,600

		11,617,564

Media - 0.8%
Morningstar	28,572	2,216,616

Specialty Retail - 1.1%
Ascena Retail Group [2]	167,300	2,919,385

Total (Cost $13,910,877)		25,915,619

Consumer Staples – 2.4%
Food Products - 2.4%
Darling International [2]	197,500	3,685,350
Sanderson Farms	45,700	3,035,394

Total (Cost $4,090,580)		6,720,744

Energy – 9.1%
Energy Equipment & Services - 9.1%
Ensign Energy Services	187,000	2,894,704
Helmerich & Payne	72,725	4,541,676
Oil States International [2]	39,600	3,668,544
Pason Systems	251,000	4,563,203
SEACOR Holdings	41,500	3,446,575
Trican Well Service	245,000	3,256,727
Unit Corporation [2]	63,300	2,695,314

Total (Cost $14,970,421)		25,066,743

Financials – 7.1%
Capital Markets - 7.1%
Affiliated Managers Group [2]	14,197	2,327,456
AllianceBernstein Holding L.P.	128,769	2,680,971
Federated Investors Cl. B	191,200	5,240,792
Lazard Cl. A	129,500	4,163,425
SEI Investments	110,200	3,132,986
Waddell & Reed Financial Cl. A	48,300	2,101,050

Total (Cost $14,003,996)		19,646,680

Health Care – 3.4%
Biotechnology - 0.8%
Myriad Genetics [2]	82,000	2,203,340

Life Sciences Tools & Services - 2.6%
Bio-Rad Laboratories Cl. A [2]	22,700	2,546,940

76 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Health Care (continued)
Life Sciences Tools & Services (continued)
PerkinElmer	140,800	$4,576,000

		7,122,940

Total (Cost $6,947,594)		9,326,280

Industrials – 30.8%
Aerospace & Defense - 1.2%
HEICO Corporation Cl. A	88,840	3,279,084

Air Freight & Logistics - 4.3%
Expeditors International of Washington	92,300	3,508,323
Forward Air	120,500	4,612,740
UTi Worldwide	221,800	3,653,046

		11,774,109

Building Products - 0.9%
Simpson Manufacturing	81,200	2,388,904

Commercial Services & Supplies - 1.0%
Heritage-Crystal Clean [1,2]	189,008	2,761,407

Construction & Engineering - 3.2%
Jacobs Engineering Group [2]	88,200	4,862,466
KBR	118,800	3,861,000

		8,723,466

Electrical Equipment - 3.1%
AZZ	13,600	524,416
Brady Corporation Cl. A	43,700	1,342,901
Global Power Equipment Group	180,000	2,901,600
GrafTech International [1,2]	315,900	2,299,752
Regal-Beloit	23,700	1,536,708

		8,605,377

Industrial Conglomerates - 0.2%
Raven Industries	17,800	533,644

Machinery - 7.5%
†CIRCOR International	75,818	3,856,104
Hyster-Yale Materials Handling Cl. A	44,000	2,762,760
Kaydon Corporation	124,900	3,440,995
Kennametal	95,400	3,704,382
Lincoln Electric Holdings	37,300	2,136,171
Valmont Industries	24,300	3,477,087
Wabtec Corporation	26,200	1,399,866

		20,777,365

Professional Services - 6.2%
Advisory Board (The) [2]	31,482	1,720,491
CRA International [2]	132,113	2,440,127
ManpowerGroup	66,666	3,653,297
Robert Half International	49,500	1,644,885
Towers Watson & Company Cl. A	61,400	5,031,116
Verisk Analytics Cl. A [2]	44,100	2,632,770

		17,122,686

Trading Companies & Distributors - 3.2%
Air Lease Cl. A	94,200	2,598,978
Applied Industrial Technologies	87,200	4,214,376
MSC Industrial Direct Cl. A	25,800	1,998,468

		8,811,822

Total (Cost $63,967,073)		84,777,864

Information Technology – 22.7%
Communications Equipment - 1.6%
ADTRAN	179,400	$4,415,034

Computers & Peripherals - 1.0%
Diebold	85,100	2,867,019

Electronic Equipment, Instruments & Components - 12.0%
Coherent	48,700	2,681,909
Dolby Laboratories Cl. A	65,000	2,174,250
DTS [2]	139,800	2,877,084
FARO Technologies [2]	87,187	2,948,664
FLIR Systems	148,400	4,002,348
IPG Photonics	41,886	2,543,737
Littelfuse	45,000	3,357,450
MTS Systems	30,600	1,731,960
National Instruments	156,100	4,361,434
Plexus Corporation [2]	105,300	3,147,417
Rofin-Sinar Technologies [2]	127,600	3,182,344

		33,008,597

IT Services - 1.5%
Sapient Corporation [2]	305,800	3,993,748

Office Electronics - 0.9%
Zebra Technologies Cl. A [2]	57,600	2,502,144

Semiconductors & Semiconductor Equipment - 3.8%
Cabot Microelectronics [2]	66,700	2,201,767
Diodes [2]	116,000	3,012,520
International Rectifier [2]	80,300	1,681,482
Nanometrics [2]	118,729	1,741,754
†Veeco Instruments [2]	49,800	1,763,916

		10,401,439

Software - 1.9%
ANSYS [2]	47,000	3,435,700
Blackbaud	58,900	1,918,373

		5,354,073

Total (Cost $51,506,339)		62,542,054

Materials – 8.5%
Chemicals - 1.1%
Innospec	74,200	2,981,356

Containers & Packaging - 1.5%
Greif Cl. A	78,800	4,150,396

Metals & Mining - 5.9%
Fresnillo	127,000	1,703,676
Globe Specialty Metals	106,100	1,153,307
Major Drilling Group International	317,000	2,158,144
Randgold Resources ADR	35,800	2,292,990
Reliance Steel & Aluminum	64,900	4,254,844
Schnitzer Steel Industries Cl. A	53,500	1,250,830
Sims Metal Management ADR	146,667	1,108,803
Steel Dynamics	148,200	2,209,662

		16,132,256

Total (Cost $22,574,927)		23,264,008

Miscellaneous[5] – 4.6%
Total (Cost $11,962,316)		12,572,697

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 77

Schedules of Investments

Royce 100 Fund (continued)
VALUE
TOTAL COMMON STOCKS
(Cost $203,934,123)	$269,832,689

REPURCHASE AGREEMENT – 2.5%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $7,001,006 (collateralized
by obligations of various U.S. Government
Agencies, 0.30% due 12/11/13, valued at
$7,143,919)
(Cost $7,001,000)	7,001,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $1,000,778)	1,000,778

TOTAL INVESTMENTS – 100.9%
(Cost $211,935,901)	277,834,467

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.9)%	(2,572,215)

NET ASSETS – 100.0%	$275,262,252

Royce Dividend Value Fund
	SHARES	VALUE
COMMON STOCKS – 97.6%

Consumer Discretionary – 11.2%
Auto Components - 0.5%
Autoliv	33,300	$2,577,087
Tianneng Power International	324,000	130,334
Xinyi Glass Holdings	130,000	100,902

		2,808,323

Automobiles - 0.1%
Thor Industries	9,900	486,882

Diversified Consumer Services - 0.6%
Benesse Holdings	4,000	144,182
Regis Corporation	127,800	2,098,476
Weight Watchers International	23,500	1,081,000

		3,323,658

Hotels, Restaurants & Leisure - 0.1%
Abu Dhabi National Hotels	642,000	367,057

Household Durables - 1.4%
Ethan Allen Interiors	49,000	1,411,200
Garmin	45,000	1,627,200
Harman International Industries	54,400	2,948,480
Hunter Douglas	27,600	1,102,914

		7,089,794

Internet & Catalog Retail - 0.1%
PetMed Express	56,000	705,600

Media - 0.4%
Saga Communications Cl. A	10,381	476,592
Value Line	169,000	1,436,500
World Wrestling Entertainment Cl. A	22,731	234,356

		2,147,448

Specialty Retail - 6.4%
American Eagle Outfitters	270,300	4,935,678
Ascena Retail Group [2]	215,984	3,768,921
Buckle (The)	107,779	5,606,664
Cato Corporation (The) Cl. A	35,810	893,818
Fielmann	3,200	334,472
GameStop Corporation Cl. A	103,000	4,329,090
Guess?	102,500	3,180,575
Jos. A. Bank Clothiers [2]	85,049	3,514,225
Lewis Group	146,000	930,496
Shoe Carnival	30,844	740,564
Signet Jewelers	14,500	977,735
Tiffany & Co.	48,400	3,525,456
USS	7,000	888,586

		33,626,280

Textiles, Apparel & Luxury Goods - 1.6%
Barry (R.G.)	13,075	212,338
Marimekko	22,500	300,193
Pandora	102,000	3,456,903
Stella International Holdings	314,000	868,393
Vera Bradley [2]	158,900	3,441,774

		8,279,601

Total (Cost $51,700,399)		58,834,643

78 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Consumer Staples – 3.5%
Food & Staples Retailing - 0.6%
FamilyMart	16,850	$718,648
Village Super Market Cl. A	66,045	2,185,429

		2,904,077

Food Products - 1.3%
Hormel Foods	115,600	4,459,848
Industrias Bachoco ADR	6,100	211,670
J&J Snack Foods	10,300	801,340
Lancaster Colony	3,000	233,970
Lindt & Spruengli	4	174,305
Super Group	346,000	1,214,754

		7,095,887

Personal Products - 1.6%
†Coty Cl. A [1,2]	95,400	1,638,972
Inter Parfums	30,113	858,823
Nu Skin Enterprises Cl. A	96,545	5,900,830

		8,398,625

Total (Cost $13,548,790)		18,398,589

Energy – 3.9%
Energy Equipment & Services - 3.6%
Ensco Cl. A	66,600	3,870,792
Ensign Energy Services	25,300	391,637
Helmerich & Payne	88,854	5,548,932
Oil States International [2]	43,300	4,011,312
RPC	3,700	51,097
TGS-NOPEC Geophysical	18,500	537,547
Tidewater	76,500	4,358,205

		18,769,522

Oil, Gas & Consumable Fuels - 0.3%
Cimarex Energy	6,500	422,435
Golar LNG	10,700	341,223
Natural Resource Partners L.P.	37,500	771,375

		1,535,033

Total (Cost $16,215,992)		20,304,555

Financials – 27.3%
Capital Markets - 14.3%
AllianceBernstein Holding L.P.	155,100	3,229,182
Apollo Global Management LLC Cl. A	163,800	3,947,580
ARA Asset Management	1,388,200	1,905,695
Ashmore Group	464,250	2,426,869
Close Brothers Group	18,000	268,706
Coronation Fund Managers	760,000	4,824,457
Egyptian Financial Group-Hermes Holding
Company [2]	132,500	139,874
Federated Investors Cl. B	308,600	8,458,726
Gluskin Sheff + Associates	32,200	595,809
Invesco	148,200	4,712,760
Investec	80,000	503,373
Jupiter Fund Management	550,000	2,423,405
KKR & Co. L.P.	293,200	5,764,312
Lazard Cl. A	134,600	4,327,390
Manning & Napier	161,600	2,870,016
†Oaktree Capital Group LLC	58,800	3,089,940
Och-Ziff Capital Management Group LLC Cl. A	108,100	1,128,564
Oppenheimer Holdings Cl. A	121,512	2,313,588
Partners Group Holding	500	135,382
Raymond James Financial	7,800	335,244
SEI Investments	146,600	4,167,838
Sprott	525,000	1,397,737
State Street	71,100	4,636,431
T. Rowe Price Group	42,000	3,072,300
Value Partners Group	2,420,000	1,304,221
VZ Holding	8,300	1,159,917
Waddell & Reed Financial Cl. A	67,510	2,936,685
Westwood Holdings Group	78,473	3,368,061

		75,444,062

Commercial Banks - 2.1%
Ames National	34,271	780,008
Bank of Hawaii	78,600	3,955,152
BLOM Bank GDR	63,000	535,500
BOK Financial	30,400	1,947,120
City Holding Company	54,865	2,136,992
First Republic Bank	48,100	1,850,888

		11,205,660

Diversified Financial Services - 2.3%
Bolsa Mexicana de Valores	674,900	1,678,207
Hellenic Exchanges	158,000	1,229,850
KKR Financial Holdings LLC	228,350	2,409,092
Moody’s Corporation	74,900	4,563,657
Singapore Exchange	140,000	776,489
Warsaw Stock Exchange	135,400	1,550,945

		12,208,240

Insurance - 6.3%
Allied World Assurance Company Holdings	35,898	3,285,026
Aspen Insurance Holdings	24,724	917,013
Brown & Brown	13,400	432,016
Cincinnati Financial	46,700	2,143,530
E-L Financial	7,000	4,226,491
Erie Indemnity Cl. A	24,200	1,928,498
Marsh & McLennan	85,900	3,429,128
Montpelier Re Holdings	11,097	277,536
PartnerRe	28,706	2,599,615
Reinsurance Group of America	88,519	6,117,548
†Symetra Financial	181,100	2,895,789
United Fire Group	11,900	295,477
Willis Group Holdings	110,700	4,514,346

		33,062,013

Real Estate Investment Trusts (REITs) - 0.8%
Cousins Properties	40,010	404,101
DCT Industrial Trust	98,400	703,560
Essex Property Trust	8,000	1,271,360
Lexington Realty Trust	58,706	685,686
National Health Investors	19,300	1,155,298

		4,220,005

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 79

Schedules of Investments

Royce Dividend Value Fund (continued)
	SHARES	VALUE
Financials (continued)
Real Estate Management & Development - 0.3%
Kennedy-Wilson Holdings	98,600	$1,640,704

Thrifts & Mortgage Finance - 1.2%
Capitol Federal Financial	27,000	327,780
Genworth MI Canada	189,568	4,423,314
TrustCo Bank Corp. NY	228,710	1,244,182

		5,995,276

Total (Cost $116,082,508)		143,775,960

Health Care – 3.8%
Health Care Equipment & Supplies - 0.6%
Atrion Corporation	13,200	2,886,972
Carl Zeiss Meditec	9,500	315,324

		3,202,296

Health Care Providers & Services - 2.7%
Chemed Corporation	51,658	3,741,589
Landauer	53,000	2,560,430
MEDNAX [2]	30,900	2,829,822
OdontoPrev	38,400	158,326
Owens & Minor	150,800	5,101,564

		14,391,731

Pharmaceuticals - 0.5%
Adcock Ingram Holdings	98,000	644,407
Hikma Pharmaceuticals	11,000	159,107
Recordati	93,000	1,031,980
Santen Pharmaceutical	18,100	779,260

		2,614,754

Total (Cost $18,163,180)		20,208,781

Industrials – 22.3%
Aerospace & Defense - 1.2%
American Science & Engineering	49,545	2,774,520
Cubic Corporation	48,416	2,328,810
HEICO Corporation Cl. A	28,906	1,066,920

		6,170,250

Air Freight & Logistics - 1.8%
Expeditors International of
Washington	150,400	5,716,704
Forward Air	88,000	3,368,640
UTi Worldwide	16,700	275,049

		9,360,393

Building Products - 1.3%
AAON	78,350	2,591,818
Geberit	1,000	248,055
Insteel Industries	72,000	1,261,440
Simpson Manufacturing	57,600	1,694,592
TOTO	74,000	752,833
WaterFurnace Renewable Energy	6,000	117,239

		6,665,977

Commercial Services & Supplies - 2.3%
Brink’s Company (The)	108,500	2,767,835
†Cintas Corporation	115,000	5,237,100
Kaba Holding	2,100	787,597
Mine Safety Appliances	35,000	1,629,250
Ritchie Bros. Auctioneers	48,900	939,858
Societe BIC	6,600	661,498

		12,023,138

Construction & Engineering - 0.6%
KBR	75,000	2,437,500
Raubex Group	260,000	573,391

		3,010,891

Electrical Equipment - 2.4%
AZZ	85,800	3,308,448
Brady Corporation Cl. A	54,300	1,668,639
Franklin Electric	12,000	403,800
Hubbell Cl. B	56,400	5,583,600
Preformed Line Products	13,100	868,661
Regal-Beloit	16,400	1,063,376

		12,896,524

Machinery - 8.3%
Alamo Group	31,382	1,281,013
Burckhardt Compression Holding	3,600	1,433,063
CLARCOR	75,200	3,926,192
Donaldson Company	111,000	3,958,260
Flowserve Corporation	23,700	1,280,037
Foster (L.B.) Company	55,300	2,387,301
Graco	80,800	5,107,368
IDEX Corporation	44,500	2,394,545
John Bean Technologies	97,356	2,045,450
Kennametal	66,514	2,582,739
Lincoln Electric Holdings	51,400	2,943,678
Lindsay Corporation	32,800	2,459,344
†Luxfer Holdings ADR	199,714	3,165,467
Nordson Corporation	15,400	1,067,374
Pfeiffer Vacuum Technology	13,500	1,398,752
Rational	1,000	335,240
Semperit AG Holding	5,000	179,628
Spirax-Sarco Engineering	35,148	1,436,425
Tennant Company	18,400	888,168
Valmont Industries	23,700	3,391,233

		43,661,277

Professional Services - 2.4%
Kelly Services Cl. A	39,200	684,824
ManpowerGroup	66,700	3,655,160
Michael Page International	36,000	203,138
Towers Watson & Company Cl. A	98,300	8,054,702

		12,597,824

Road & Rail - 0.8%
Arkansas Best	49,600	1,138,320
Landstar System	66,300	3,414,450

		4,552,770

Trading Companies & Distributors - 1.2%
Applied Industrial Technologies	113,506	5,485,745
Houston Wire & Cable	79,700	1,103,048

		6,588,793

Total (Cost $93,009,975)		117,527,837

80 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Information Technology – 8.7%
Communications Equipment - 0.5%
Plantronics	59,008	$2,591,631

Computers & Peripherals - 0.7%
Diebold	23,800	801,822
†Seagate Technology	66,000	2,958,780

		3,760,602

Electronic Equipment, Instruments & Components - 5.3%
Amphenol Corporation Cl. A	47,100	3,670,974
AVX Corporation	142,300	1,672,025
Cognex Corporation	10,000	452,200
Domino Printing Sciences	36,000	341,666
Electro Rent	15,900	266,961
FLIR Systems	142,900	3,854,013
Littelfuse	43,658	3,257,323
Molex	116,000	3,403,440
Molex Cl. A	109,718	2,727,590
MTS Systems	54,193	3,067,324
National Instruments	145,400	4,062,476
Vaisala Cl. A	41,000	1,055,078

		27,831,070

IT Services - 1.9%
Convergys Corporation	163,715	2,853,553
CoreLogic [2]	9,300	215,481
Jack Henry & Associates	32,300	1,522,299
ManTech International Cl. A	69,836	1,824,116
†Western Union	207,900	3,557,169

		9,972,618

Semiconductors & Semiconductor Equipment - 0.3%
Teradyne [2]	103,600	1,820,252

Total (Cost $38,421,099)		45,976,173

Materials – 12.1%
Chemicals - 2.7%
Balchem Corporation	50,150	2,244,212
Cabot Corporation	46,000	1,721,320
Innophos Holdings	18,150	856,136
International Flavors & Fragrances	27,100	2,036,836
Quaker Chemical	57,600	3,571,776
Stepan Company	60,600	3,369,966
Victrex	7,500	176,126
Westlake Chemical	4,300	414,563

		14,390,935

Containers & Packaging - 1.6%
AptarGroup	71,300	3,936,473
Greif Cl. A	84,800	4,466,416

		8,402,889

Metals & Mining - 7.8%
Allegheny Technologies	134,200	3,530,802
Carpenter Technology	65,600	2,956,592
Commercial Metals	18,700	276,199
Compass Minerals International	47,000	3,972,910
Fresnillo	212,000	2,843,932
Gold Fields ADR	743,200	3,901,800
Hecla Mining	270,000	804,600
Kingsgate Consolidated	33,000	38,178
†Major Drilling Group International	403,000	2,743,634
Pan American Silver	284,000	3,305,760
Randgold Resources ADR	75,300	4,822,965
Reliance Steel & Aluminum	88,806	5,822,122
Schnitzer Steel Industries Cl. A	27,600	645,288
Sims Metal Management ADR	240,000	1,814,400
Steel Dynamics	21,000	313,110
Worthington Industries	103,800	3,291,498

		41,083,790

Total (Cost $67,522,576)		63,877,614

Miscellaneous[5] – 4.8%
Total (Cost $23,918,138)		25,141,312

TOTAL COMMON STOCKS
(Cost $438,582,657)		514,045,464

REPURCHASE AGREEMENT – 1.9%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $9,646,008 (collateralized
by obligations of various U.S. Government
Agencies, 0.30% due 12/11/13, valued at
$9,843,163)
(Cost $9,646,000)		9,646,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.3%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $1,676,417)		1,676,417

TOTAL INVESTMENTS – 99.8%
(Cost $449,905,074)		525,367,881

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.2%		1,284,156

NET ASSETS – 100.0%		$526,652,037

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 81

Schedules of Investments

Royce Global Value Fund
	SHARES	VALUE
COMMON STOCKS – 96.8%

Austria – 6.1%
Mayr-Melnhof Karton	75,000	$8,063,718
Semperit AG Holding	221,844	7,969,862

Total (Cost $21,028,157)		16,033,580

Belgium – 1.5%
Sipef	59,000	3,964,278

Total (Cost $5,624,238)		3,964,278

Bermuda – 1.7%
†Signet Jewelers	67,000	4,517,810

Total (Cost $4,609,729)		4,517,810

Brazil – 3.0%
Brasil Brokers Participacoes	1,455,000	4,271,069
Eternit	875,000	3,705,716

Total (Cost $8,516,297)		7,976,785

Canada – 8.4%
†Alamos Gold	145,000	1,756,489
Major Drilling Group International	464,500	3,162,328
Pan American Silver	330,000	3,841,200
Pason Systems	315,000	5,726,728
Sprott	954,000	2,539,888
†Sprott Resource Lending	300,000	370,828
Trican Well Service	345,000	4,586,004

Total (Cost $37,728,664)		21,983,465

China – 1.6%
Daphne International Holdings	5,000,000	4,274,083

Total (Cost $5,033,366)		4,274,083

Denmark – 0.7%
SimCorp	65,000	1,928,413

Total (Cost $1,076,343)		1,928,413

France – 3.6%
Alten	85,000	2,902,093
Societe Internationale de Plantations
d’Heveas	48,000	3,381,998
†Stallergenes	43,915	3,083,886

Total (Cost $10,938,371)		9,367,977

Germany – 1.4%
Carl Zeiss Meditec	50,000	1,659,603
Pfeiffer Vacuum Technology	18,306	1,896,708

Total (Cost $3,253,659)		3,556,311

Hong Kong – 4.6%
Asian Citrus Holdings	3,500,000	1,254,505
Luk Fook Holdings (International) [1]	1,799,600	4,176,456
†New World Department Store China	5,750,000	2,906,118
Value Partners Group	7,000,000	3,772,539

Total (Cost $16,859,552)		12,109,618

India – 2.6%
Graphite India	2,650,000	3,277,661
Maharashtra Seamless	1,000,000	3,449,726

Total (Cost $12,080,313)		6,727,387

Italy – 2.9%
Recordati	690,000	7,656,628

Total (Cost $5,972,296)		7,656,628

Japan – 13.3%
Benesse Holdings	87,500	3,153,988
EPS Corporation	4,000	4,452,511
FamilyMart	155,000	6,610,708
MISUMI Group	104,500	2,873,276
Moshi Moshi Hotline	400,000	4,992,942
Nihon M&A Center	62,500	3,484,825
Santen Pharmaceutical	105,000	4,520,569
USS	37,500	4,760,284

Total (Cost $29,520,093)		34,849,103

Mexico – 1.9%
Industrias Bachoco ADR	145,000	5,031,500

Total (Cost $3,222,602)		5,031,500

Norway – 4.6%
Ekornes	260,000	4,151,884
†MultiClient Geophysical [2]	2,568,015	1,416,259
†Spectrum	442,000	3,521,825
TGS-NOPEC Geophysical	100,000	2,905,661

Total (Cost $11,915,080)		11,995,629

South Africa – 5.1%
Adcock Ingram Holdings	600,000	3,945,352
Lewis Group	800,000	5,098,608
Raubex Group	2,000,000	4,410,701

Total (Cost $17,826,035)		13,454,661

South Korea – 1.5%
MegaStudy	75,000	4,051,924

Total (Cost $9,644,865)		4,051,924

Sweden – 2.1%
Autoliv	71,400	5,525,646

Total (Cost $5,095,967)		5,525,646

Switzerland – 3.4%
Burckhardt Compression Holding	5,409	2,153,178
†Garmin	125,800	4,548,928

82 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Switzerland (continued)
Partners Group Holding	8,200	$2,220,263

Total (Cost $7,227,753)		8,922,369

Turkey – 1.0%
Mardin Cimento Sanayii	1,151,452	2,626,841

Total (Cost $5,121,672)		2,626,841

United Kingdom – 7.9%
Ashmore Group	1,350,000	7,057,130
†Clarkson	13,100	338,915
Domino Printing Sciences	280,000	2,657,403
†EnQuest [2]	924,400	1,661,851
Hochschild Mining	525,000	1,240,068
Jupiter Fund Management	900,000	3,965,572
Spirax-Sarco Engineering	47,001	1,920,833
Victrex	80,000	1,878,677

Total (Cost $23,893,350)		20,720,449

United States – 17.9%
†CirrusLogic [2]	65,000	1,128,400
†Cubic Corporation	81,000	3,896,100
Dolby Laboratories Cl. A	126,000	4,214,700
Helmerich & Payne	130,000	8,118,500
Kennametal	100,000	3,883,000
Lincoln Electric Holdings	90,000	5,154,300
†Medicines Company (The) [2]	60,000	1,845,600
Myriad Genetics [2]	225,000	6,045,750
Teradyne [2]	290,000	5,095,300
Western Digital	125,000	7,761,250

Total (Cost $41,187,293)		47,142,900

TOTAL COMMON STOCKS
(Cost $287,375,695)		254,417,357

REPURCHASE AGREEMENT – 3.1%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $8,163,007 (collateralized
by obligations of various U.S. Government
Agencies, 1.375% due 2/25/14, valued at
$8,328,619)
(Cost $8,163,000)		8,163,000

VALUE

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $2,509,644)	2,509,644

TOTAL INVESTMENTS – 100.9%
(Cost $298,048,339)	265,090,001

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.9)%	(2,302,208)

NET ASSETS – 100.0%	$262,787,793

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 83

Schedules of Investments

Royce International Smaller-Companies Fund
	SHARES	VALUE
COMMON STOCKS – 92.2%

Australia – 0.3%
Regis Resources [2]	40,000	$105,722

Total (Cost $126,783)		105,722

Austria – 2.7%
Mayr-Melnhof Karton	4,000	430,065
Semperit AG Holding	11,500	413,143

Total (Cost $891,252)		843,208

Belgium – 1.4%
Sipef	3,400	228,450
Van de Velde	4,800	209,618

Total (Cost $450,541)		438,068

Brazil – 1.9%
Brasil Brokers Participacoes	98,500	289,141
Eternit	47,500	201,167
Fleury	14,000	114,191

Total (Cost $750,454)		604,499

Canada – 1.9%
Ensign Energy Services	8,000	123,838
Gluskin Sheff + Associates	10,000	185,034
Major Drilling Group International	20,000	136,160
Sprott	60,000	159,741

Total (Cost $639,027)		604,773

Cayman Islands – 0.8%
Greenlight Capital Re Cl. A [2]	10,000	245,300

Total (Cost $194,676)		245,300

China – 2.4%
Anta Sports Products	215,000	188,498
Daphne International Holdings	450,000	384,667
Pacific Online	449,800	197,758

Total (Cost $757,924)		770,923

Cyprus – 0.8%
Globaltrans Investment GDR	18,000	247,320

Total (Cost $259,671)		247,320

Denmark – 1.0%
H. Lundbeck	10,000	178,357
SimCorp	4,350	129,055

Total (Cost $240,954)		307,412

Finland – 0.8%
†F-Secure	93,500	258,013

Total (Cost $248,202)		258,013

France – 9.4%
Altamir	19,000	213,926
Alten	9,300	317,523
Audika Groupe [2]	21,352	215,950
Beneteau [2]	17,500	193,393
bioMerieux	2,000	193,790
Boiron	5,200	270,743
Ipsen	4,500	166,058
Manutan International	5,500	235,533
Parrot [2]	7,500	208,720
Societe Internationale de Plantations
d’Heveas	3,300	232,512
†Stallergenes	4,866	341,710
Vetoquinol	7,400	251,882
Virbac	585	121,073

Total (Cost $2,934,331)		2,962,813

Germany – 3.4%
†Bertrandt	1,500	161,118
Carl Zeiss Meditec	8,000	265,536
KWS Saat	500	180,897
Nemetschek	2,300	148,193
Pfeiffer Vacuum Technology	1,500	155,417
PUMA	615	173,111

Total (Cost $816,138)		1,084,272

Hong Kong – 10.5%
Bosideng International Holdings	500,000	104,435
†I.T	550,000	197,136
Luk Fook Holdings (International)	100,000	232,077
Media Chinese International	675,000	245,688
Midland Holdings	850,000	317,817
New World Department Store China	563,000	284,547
Pacific Textiles Holdings	200,000	225,372
Pico Far East Holdings	823,000	281,193
Stella International Holdings	110,800	306,427
Television Broadcasts	47,500	329,179
Texwinca Holdings	359,300	334,467
Value Partners Group	450,000	242,520
Xtep International Holdings	550,000	229,756

Total (Cost $3,464,404)		3,330,614

India – 3.0%
AIA Engineering	50,000	286,916
Graphite India	176,400	218,181
Maharashtra Seamless	67,500	232,856
Unichem Laboratories	71,700	198,480

Total (Cost $1,238,889)		936,433

Italy – 3.6%
†De’Longhi	12,500	195,410
DiaSorin	8,000	319,373
Geox	60,000	149,481

84 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Italy (continued)
Recordati	42,500	$471,604

Total (Cost $981,142)		1,135,868

Japan – 13.6%
†Asahi Company	9,500	139,655
Benesse Holdings	9,200	331,619
BML	10,000	253,680
C. Uyemura & Co.	5,500	227,087
Dr.Ci:Labo	94	249,738
EPS Corporation	400	445,251
FamilyMart	10,050	428,630
Hisamitsu Pharmaceutical	3,400	172,777
Hogy Medical	1,800	102,904
Kakaku.com	6,050	184,526
Mandom Corporation	6,300	209,619
Milbon	3,400	119,984
Miraial	15,000	235,330
MISUMI Group	6,500	178,720
Moshi Moshi Hotline	30,500	380,712
Santen Pharmaceutical	9,800	421,919
USS	1,750	222,147

Total (Cost $3,926,516)		4,304,298

Jersey – 0.6%
Randgold Resources ADR	3,200	204,960

Total (Cost $221,823)		204,960

Luxembourg – 0.3%
Reinet Investments [2]	5,000	89,228

Total (Cost $82,407)		89,228

Malaysia – 2.0%
†CB Industrial Product Holding	300,000	248,774
†Media Prima	250,000	221,554
Padini Holdings	250,000	149,549

Total (Cost $552,060)		619,877

Mexico – 0.9%
Industrias Bachoco ADR	8,000	277,600

Total (Cost $161,273)		277,600

Netherlands – 0.8%
†Beter Bed Holding	13,500	247,418

Total (Cost $245,925)		247,418

Norway – 2.1%
Ekornes	14,000	223,563
†MultiClient Geophysical [2]	200,000	110,300
†Spectrum	27,000	215,134
TGS-NOPEC Geophysical	4,500	130,755

Total (Cost $654,589)		679,752

Poland – 0.5%
Warsaw Stock Exchange	15,000	171,818

Total (Cost $193,819)		171,818

Singapore – 2.3%
ARA Asset Management	141,090	193,686
Biosensors International Group [2]	190,500	161,568
ComfortDelGro Corporation	165,000	238,876
†CSE Global	200,000	134,122

Total (Cost $676,188)		728,252

South Africa – 3.2%
Adcock Ingram Holdings	35,000	230,146
AVI	21,500	129,304
Lewis Group	59,000	376,022
Raubex Group	122,500	270,155

Total (Cost $1,165,485)		1,005,627

South Korea – 2.2%
Green Cross	1,260	135,152
GS Home Shopping	600	124,250
Handsome Co.	8,800	223,843
MegaStudy	4,200	226,908

Total (Cost $910,931)		710,153

Sweden – 0.8%
Lundin Petroleum [2]	12,500	247,909

Total (Cost $178,327)		247,909

Switzerland – 7.7%
Banque Privee Edmond de Rothschild	10	174,051
Burckhardt Compression Holding	460	183,114
†Forbo Holding	555	354,018
Kaba Holding	880	330,041
Sika	68	176,092
Straumann Holding	1,000	150,124
Sulzer	2,200	351,935
Vontobel Holding	4,200	129,395
VZ Holding	2,200	307,448
Zehnder Group	6,300	280,800

Total (Cost $2,201,231)		2,437,018

Turkey – 0.9%
Koza Altin Isletmeleri	9,000	109,193
Mardin Cimento Sanayii	75,000	171,099

Total (Cost $490,816)		280,292

United Kingdom – 10.4%
Ashmore Group	62,000	324,105
Clinigen Group	40,687	185,649
†Consort Medical	18,000	227,914
Domino Printing Sciences	28,000	265,740
†E2V Technologies	82,200	148,464
EnQuest [2]	135,000	242,698

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 85

Schedules of Investments	June 30, 2013 (unaudited)

Royce International Smaller-Companies Fund (continued)

	SHARES	VALUE
United Kingdom (continued)
Hochschild Mining	48,500	$114,559
Homeserve	75,000	319,399
Jupiter Fund Management	36,000	158,623
†Lancashire Holdings	12,500	150,574
Oxford Instruments	10,000	183,883
†Photo-Me International	180,000	240,234
Rotork	4,000	162,438
Spirax-Sarco Engineering	3,851	157,382
Spirent Communications	115,000	246,097
Victrex	6,500	152,642

Total (Cost $3,082,590)		3,280,401

TOTAL COMMON STOCKS
(Cost $28,738,368)		29,159,841

VALUE
REPURCHASE AGREEMENT – 13.1%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $4,154,003 (collateralized
by obligations of various U.S. Government
Agencies, 0.30% due 12/11/13, valued at
$4,240,294)
(Cost $4,154,000)	$4,154,000

TOTAL INVESTMENTS – 105.3%
(Cost $32,892,368)	33,313,841

LIABILITIES LESS CASH
AND OTHER ASSETS – (5.3)%	(1,676,533)

NET ASSETS – 100.0%	$31,637,308

†	New additions in 2013.
[1]	All or a portion of these securities were on loan at June 30, 2013.
[2]	Non-income producing.
[3]

At June 30, 2013, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2013 and less than 1% of net assets.
[6]

A security for which market quotations are not readily available represents 0.0% of net assets for Royce Micro-Cap Fund. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2013, market value.

86 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	June 30, 2013 (unaudited)

	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$6,174,422,213	$753,286,569	$4,046,835,667	$1,913,418,496
Affiliated Companies	287,469,997	22,101,881	2,503,336,219	107,692,583
Repurchase agreements (at cost and value)	9,377,000	80,146,000	199,418,000	183,002,000
Cash and foreign currency	1,012,060	243,123	881	687
Receivable for investments sold	63,981,391	2,146,022	–	6,006,715
Receivable for capital shares sold	9,178,806	431,647	5,876,629	1,205,314
Receivable for dividends and interest	3,341,659	528,511	5,162,243	1,575,496
Prepaid expenses and other assets	2,039,746	4,799	37,178	14,552

Total Assets	6,550,822,872	858,888,552	6,760,666,817	2,212,915,843

LIABILITIES:
Payable for collateral on loaned securities	71,635,787	14,286,329	56,194,485	89,352,412
Payable for investments purchased	19,236,778	2,377,417	17,282,005	1,161,105
Payable for capital shares redeemed	18,676,748	1,494,270	8,670,504	144,529,286
Payable for investment advisory fees	4,030,453	916,731	5,222,898	2,083,599
Accrued expenses	3,489,942	744,123	3,373,649	1,856,412

Total Liabilities	117,069,708	19,818,870	90,743,541	238,982,814

Net Assets	$6,433,753,164	$839,069,682	$6,669,923,276	$1,973,933,029

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,531,088,765	$710,174,181	$4,228,369,878	$1,659,229,951
Undistributed net investment income (loss)	(4,591,267)	(7,230,358)	4,786,860	(37,578,825)
Accumulated net realized gain (loss) on investments and
foreign currency	144,601,630	43,888,360	247,549,127	137,047,649
Net unrealized appreciation (depreciation) on investments and
foreign currency	1,762,654,036	92,237,499	2,189,217,411	215,234,254

Net Assets	$6,433,753,164	$839,069,682	$6,669,923,276	$1,973,933,029

Investment Class	$4,550,074,406	$653,984,097	$4,709,035,429	$133,957,095
Service Class	551,597,837	76,474,794	471,429,535	1,226,184,947
Consultant Class	681,998,712	108,610,791	60,311,426
Institutional Class	601,033,016		865,066,536	604,452,632
W Class			523,517,735
R Class	39,073,495		32,302,325	3,958,604
K Class	9,975,698		8,260,290	5,379,751

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	354,713,871	42,940,417	227,837,485	9,796,897
Service Class	43,038,315	5,081,058	23,166,374	89,712,168
Consultant Class	59,702,906	8,097,016	3,238,524
Institutional Class	46,758,577		41,542,312	44,170,976
W Class			25,284,055
R Class	3,130,641		1,614,398	295,736
K Class	870,870		937,308	690,079

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]	$12.83	$15.23	$20.67	$13.67
Service Class [1]	12.82	15.05	20.35	13.67
Consultant Class [2]	11.42	13.41	18.62
Institutional Class [3]	12.85		20.82	13.68
W Class [3]			20.71
R Class [3]	12.48		20.01	13.39
K Class [3]	11.45		8.81	7.80

Investments at identified cost	$4,699,225,135	$683,139,297	$4,360,877,152	$1,805,862,631
Market value of loaned securities	70,779,979	14,291,805	55,888,102	88,649,870

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 87

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$4,566,295,172	$259,860,620	$2,073,051,987	$1,546,080,496
Affiliated Companies	91,172,922	–	48,753,079	1,459,822,132
Repurchase agreements (at cost and value)	478,504,000	42,307,000	249,540,000	328,681,000
Cash and foreign currency	796,392	–	918	766
Receivable for investments sold	4,500,130	11,251,196	4,433,571	4,171,188
Receivable for capital shares sold	6,379,817	137,653	2,279,754	4,923,204
Receivable for dividends and interest	5,416,367	231,256	672,072	2,524,468
Prepaid expenses and other assets	23,902	1,395	8,141	17,933

Total Assets	5,153,088,702	313,789,120	2,378,739,522	3,346,221,187

LIABILITIES:
Payable for collateral on loaned securities	3,957,333	1,231,565	68,967,724	11,400
Payable for investments purchased	15,325,875	18,476,541	14,826,682	1,872,948
Payable for capital shares redeemed	5,078,404	96,867	702,114	2,001,160
Payable to custodian for overdrawn balance	–	257,952	–	–
Payable for investment advisory fees	4,050,611	243,037	1,841,453	2,703,028
Accrued expenses	2,603,953	225,134	746,303	1,303,167

Total Liabilities	31,016,176	20,531,096	87,084,276	7,891,703

Net Assets	$5,122,072,526	$293,258,024	$2,291,655,246	$3,338,329,484

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,277,678,770	$213,359,975	$1,807,114,598	$2,449,743,446
Undistributed net investment income (loss)	(4,745,638)	89,679	(4,021,671)	5,503,197
Accumulated net realized gain (loss) on investments and
foreign currency	305,137,090	21,884,429	141,334,707	121,411,709
Net unrealized appreciation (depreciation) on investments and
foreign currency	1,544,002,304	57,923,941	347,227,612	761,671,132

Net Assets	$5,122,072,526	$293,258,024	$2,291,655,246	$3,338,329,484

Investment Class	$3,315,501,930	$57,115,934	$1,088,975,801	$2,314,919,165
Service Class	454,812,569	208,030,745	300,860,764	296,812,239
Consultant Class	359,091,055	14,559,052	14,725,060	63,473,827
Institutional Class	525,385,562		861,500,438	663,124,253
W Class	212,957,596
R Class	59,782,609	6,365,931	13,493,013
K Class	194,541,205	7,186,362	12,100,170

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	216,514,958	3,599,851	76,885,023	97,487,829
Service Class	29,501,606	13,160,322	22,003,715	12,522,145
Consultant Class	23,147,087	1,144,605	1,134,510	2,811,195
Institutional Class	34,506,984		60,247,775	28,059,282
W Class	13,920,514
R Class	3,851,223	536,732	996,879
K Class	16,453,270	603,391	955,987

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]	$15.31	$15.87	$14.16	$23.75
Service Class [1]	15.42	15.81	13.67	23.70
Consultant Class [2]	15.51	12.72	12.98	22.58
Institutional Class [3]	15.23		14.30	23.63
W Class [3]	15.30
R Class [3]	15.52	11.86	13.54
K Class [3]	11.82	11.91	12.66

Investments at identified cost	$3,113,451,292	$201,930,303	$1,774,576,966	$2,244,231,496
Market value of loaned securities	3,780,042	1,189,810	67,109,925	11,220

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

88 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	Royce	Royce	Royce
	Value	Value Plus	100
	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$1,133,714,661	$1,371,630,548	$270,833,467
Affiliated Companies	–	13,091,796	–
Repurchase agreements (at cost and value)	43,226,000	49,746,000	7,001,000
Cash and foreign currency	265	282	627
Receivable for investments sold	1,469,234	16,298,690	337,393
Receivable for capital shares sold	3,413,775	919,869	204,553
Receivable for dividends and interest	895,524	728,143	183,878
Prepaid expenses and other assets	6,250	4,031	1,423

Total Assets	1,182,725,709	1,452,419,359	278,562,341

LIABILITIES:
Payable for collateral on loaned securities	1,605,497	51,073,622	1,000,778
Payable for investments purchased	8,009	8,075,170	13,008
Payable for capital shares redeemed	3,671,211	2,733,771	1,792,575
Payable for investment advisory fees	987,078	1,149,887	231,475
Accrued expenses	1,005,630	1,158,720	262,253

Total Liabilities	7,277,425	64,191,170	3,300,089

Net Assets	$1,175,448,284	$1,388,228,189	$275,262,252

ANALYSIS OF NET ASSETS:
Paid-in capital	$972,590,357	$1,107,578,002	$186,370,486
Undistributed net investment income (loss)	483,543	(8,137,999)	140,924
Accumulated net realized gain (loss) on investments and
foreign currency	1,312,175	12,070,925	22,853,734
Net unrealized appreciation (depreciation) on investments and foreign currency	201,062,209	276,717,261	65,897,108

Net Assets	$1,175,448,284	$1,388,228,189	$275,262,252

Investment Class	$180,892,629	$232,226,775	$55,269,898
Service Class	701,940,270	940,440,442	213,687,263
Consultant Class	29,350,044	20,230,255
Institutional Class	208,079,877	192,878,524
R Class	37,291,420	1,562,926	2,463,737
K Class	17,894,044	889,267	3,841,354

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	14,649,138	14,862,477	5,634,418
Service Class	57,057,839	60,528,835	21,930,562
Consultant Class	2,514,136	1,365,584
Institutional Class	16,827,134	12,294,815
R Class	3,085,959	103,208	205,757
K Class	1,805,646	78,419	317,290

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]	$12.35	$15.63	$9.81
Service Class [1]	12.30	15.54	9.74
Consultant Class [2]	11.67	14.81
Institutional Class [3]	12.37	15.69
R Class [3]	12.08	15.14	11.97
K Class [3]	9.91	11.34	12.11

Investments at identified cost	$932,650,316	$1,108,000,676	$204,934,901
Market value of loaned securities	1,578,626	50,092,957	1,004,638

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 89

Statements of Assets and Liabilities	June 30, 2013 (unaudited)

	Royce	Royce	Royce
	Dividend	Global	International Smaller-
	Value Fund	Value Fund	Companies Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$515,721,881	$256,927,001	$29,159,841
Repurchase agreements (at cost and value)	9,646,000	8,163,000	4,154,000
Cash and foreign currency	20,562	565,487	151,207
Receivable for investments sold	3,743,629	664,993	53,242
Receivable for capital shares sold	1,883,998	562,927	85,539
Receivable for dividends and interest	601,490	659,980	43,846
Prepaid expenses and other assets	2,495	1,120	153

Total Assets	531,620,055	267,544,508	33,647,828

LIABILITIES:
Payable for collateral on loaned securities	1,676,417	2,509,644	–
Payable for investments purchased	1,465,917	1,445,582	1,900,700
Payable for capital shares redeemed	1,123,425	324,260	46,142
Payable for investment advisory fees	433,004	278,548	25,043
Accrued expenses	269,255	198,681	38,635

Total Liabilities	4,968,018	4,756,715	2,010,520

Net Assets	$526,652,037	$262,787,793	$31,637,308

ANALYSIS OF NET ASSETS:
Paid-in capital	$438,468,261	$350,767,814	$30,747,553
Undistributed net investment income (loss)	1,345,986	1,884,543	154,120
Accumulated net realized gain (loss) on investments and
foreign currency	11,378,200	(56,900,704)	309,335
Net unrealized appreciation (depreciation) on investments and foreign currency	75,459,590	(32,963,860)	426,300

Net Assets	$526,652,037	$262,787,793	$31,637,308

Investment Class	$173,693,679	$173,665,306
Service Class	326,603,114	65,195,332	$31,637,308
Consultant Class		23,797,969
Institutional Class	26,355,244
R Class		89,532
K Class		39,654

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	21,589,379	14,106,609
Service Class	40,293,009	5,273,655	2,823,691
Consultant Class		1,946,314
Institutional Class	3,279,334
R Class		9,716
K Class		4,296

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]	$8.05	$12.31
Service Class [1]	8.11	12.36	$11.20
Consultant Class [2]		12.23
Institutional Class [3]	8.04
R Class [3]		9.22
K Class [3]		9.23

Investments at identified cost	$440,259,074	$289,885,339	$28,738,368
Market value of loaned securities	1,622,582	2,289,034

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee (Royce Dividend Value Fund), or a 2% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

90 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Pennsylvania
	Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Six months ended		Six months ended		Six months ended
	6/30/13	Year ended	6/30/13	Year ended	6/30/13	Year ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12

INVESTMENT OPERATIONS:
Net investment income (loss)	$(898,671)	$63,191,199	$(3,013,184)	$1,716,521	$(3,273,638)	$80,158,458
Net realized gain (loss) on investments and
foreign currency	129,692,429	378,839,758	52,642,213	42,923,758	243,210,914	279,919,593
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	544,748,986	334,772,475	(23,060,132)	35,269,614	274,560,770	365,993,509

Net increase (decrease) in net assets from
investment operations	673,542,744	776,803,432	26,568,897	79,909,893	514,498,046	726,071,560

DISTRIBUTIONS:
Net investment income
Investment Class	–	(54,629,386)	–	(251,657)	–	(56,492,020)
Service Class	–	(3,420,121)	–	–	–	(3,868,028)
Consultant Class	–	(921,895)	–	–	–	(58,930)
Institutional Class	–	(7,313,426)			–	(12,152,037)
W Class					–	(7,061,577)
R Class	–	(151,956)			–	(116,893)
K Class	–	(58,794)			–	(211,170)
Net realized gain on investments and
foreign currency
Investment Class	–	(228,773,446)	–	(44,059,505)	–	(277,063,842)
Service Class	–	(25,136,819)	–	(7,356,916)	–	(34,158,623)
Consultant Class	–	(39,332,146)	–	(7,779,887)	–	(3,996,638)
Institutional Class	–	(25,463,721)			–	(51,201,959)
W Class					–	(32,235,493)
R Class	–	(1,791,694)			–	(1,746,454)
K Class	–	(502,561)			–	(1,257,434)

Total distributions	–	(387,495,965)	–	(59,447,965)	–	(481,621,098)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(169,061,407)	(335,995,316)	(107,471,648)	(180,722,729)	(278,353,086)	(81,178,362)
Service Class	23,620,824	38,274,164	(35,442,001)	(15,930,771)	(129,227,250)	(91,558,488)
Consultant Class	(43,660,048)	(52,892,588)	(15,310,688)	(14,554,956)	(4,580,609)	(1,059,390)
Institutional Class	55,679,132	232,958,907			(68,887,792)	25,599,256
W Class					(51,741,428)	(37,012,083)
R Class	2,304,697	8,694,966			1,482,071	4,268,797
K Class	142,570	2,702,838			(2,134,228)	1,447,345
Shareholder redemption fees
Investment Class	33,681	159,022	23,841	29,714	90,324	151,679
Service Class	18,538	45,638	9,501	9,218	5,060	32,028

Net increase (decrease) in net assets from
capital share transactions	(130,922,013)	(106,052,369)	(158,190,995)	(211,169,524)	(533,346,938)	(179,309,218)

NET INCREASE (DECREASE) IN NET ASSETS	542,620,731	283,255,098	(131,622,098)	(190,707,596)	(18,848,892)	65,141,244
NET ASSETS:
Beginning of period	5,891,132,433	5,607,877,335	970,691,780	1,161,399,376	6,688,772,168	6,623,630,924

End of period	$6,433,753,164	$5,891,132,433	$839,069,682	$970,691,780	$6,669,923,276	$6,688,772,168

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(4,591,267)	$(3,692,596)	$(7,230,358)	$(4,217,174)	$4,786,860	$8,060,497

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 91

Statements of Changes in Net Assets

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Six months ended		Six months ended		Six months ended
	6/30/13	Year ended	6/30/13	Year ended	6/30/13	Year ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$900,111	$24,690,528	$22,890,160	$81,188,302	$195,186	$1,469,368
Net realized gain (loss) on investments and foreign currency	211,056,271	151,259,303	226,475,563	184,938,882	19,362,969	11,021,118
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(226,949,449)	(19,676,712)	329,877,764	334,217,094	5,739,466	23,058,809

Net increase (decrease) in net assets from investment operations	(14,993,067)	156,273,119	579,243,487	600,344,278	25,297,621	35,549,295

DISTRIBUTIONS:
Net investment income
Investment Class	–	(4,662,575)	(15,168,398)	(53,669,916)	–	(349,590)
Service Class	–	(21,186,960)	(1,604,414)	(3,010,686)	–	(611,643)
Consultant Class			–	(359,919)	–	–
Institutional Class	–	(17,457,085)	(2,792,939)	(8,049,250)
W Class			(941,189)	(2,959,883)
R Class	–	(42,427)	(114,308)	(267,095)	–	(1,807)
K Class	–	(134,605)	(540,793)	(2,164,963)	–	(41,464)
Net realized gain on investments and foreign currency
Investment Class	–	(17,157,473)	–	(133,827,796)	–	(918,362)
Service Class	–	(116,022,410)	–	(11,891,556)	–	(5,058,972)
Consultant Class			–	(14,383,518)	–	(427,725)
Institutional Class	–	(59,427,238)	–	(17,842,030)
W Class			–	(7,371,475)
R Class	–	(371,144)	–	(2,086,921)	–	(155,993)
K Class	–	(647,596)	–	(9,380,378)	–	(230,237)

Total distributions	–	(237,109,513)	(21,162,041)	(267,265,386)	–	(7,795,793)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(121,323,940)	(10,702,232)	(100,001,396)	(292,787,502)	12,618,464	16,574,511
Service Class	(563,367,160)	(652,700,848)	145,923,321	(40,417,979)	(13,894,048)	(38,109,460)
Consultant Class			(12,533,526)	(23,892,297)	(578,870)	(1,264,043)
Institutional Class	(360,942,903)	11,456,233	61,900,124	(9,567,656)
W Class			19,570,306	29,048,933
R Class	(1,838,266)	(1,360,956)	4,731,684	11,084,404	1,058,448	288,324
K Class	(806,695)	(1,987,623)	11,669,467	(26,785,638)	(556,757)	(1,534,883)
Shareholder redemption fees
Investment Class	16,362	8,999	36,158	99,541	114	9,332
Service Class	24,519	89,425	23,865	16,129	8,633	11,091

Net increase (decrease) in net assets from capital share transactions	(1,048,238,083)	(655,197,002)	131,320,003	(353,202,065)	(1,344,016)	(24,025,128)

NET INCREASE (DECREASE) IN NET ASSETS	(1,063,231,150)	(736,033,396)	689,401,449	(20,123,173)	23,953,605	3,728,374
NET ASSETS:
Beginning of period	3,037,164,179	3,773,197,575	4,432,671,077	4,452,794,250	269,304,419	265,576,045

End of period	$1,973,933,029	$3,037,164,179	$5,122,072,526	$4,432,671,077	$293,258,024	$269,304,419

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(37,578,825)	$(38,478,936)	$(4,745,638)	$(6,473,757)	$89,679	$(105,508)

92 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/13	Year ended	6/30/13	Year ended	6/30/13	Year ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,303,326)	$102,039	$5,398,463	$60,607,144	$(744,340)	$14,771,880
Net realized gain (loss) on investments and foreign currency	143,167,977	109,724,848	106,137,857	141,201,929	6,394,417	52,407,833
Net change in unrealized appreciation (depreciation) on investments and foreign currency	208,431,055	244,768,732	255,612,121	181,861,687	96,479,540	61,602,303

Net increase (decrease) in net assets from investment operations	348,295,706	354,595,619	367,148,441	383,670,760	102,129,617	128,782,016

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(42,635,374)	–	(2,519,414)
Service Class	–	–	–	(4,207,327)	–	(7,612,610)
Consultant Class	–	–	–	(638,032)	–	(90,458)
Institutional Class	–	–	–	(13,115,881)	–	(2,720,021)
R Class	–	–			–	(226,100)
K Class	–	–			–	(231,059)
Net realized gain on investments and foreign currency
Investment Class	–	(50,051,234)	–	(100,542,375)	–	(9,221,480)
Service Class	–	(9,506,373)	–	(12,209,477)	–	(37,662,892)
Consultant Class	–	(699,843)	–	(2,985,183)	–	(1,611,685)
Institutional Class	–	(36,267,105)	–	(27,981,290)	–	(8,879,772)
R Class	–	(374,879)			–	(1,683,262)
K Class	–	(504,189)			–	(1,016,272)

Total distributions	–	(97,403,623)	–	(204,314,939)	–	(73,475,025)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(2,973,981)	(96,250,867)	11,182,315	245,485,021	(40,805,561)	(20,874,943)
Service Class	55,070,512	18,730,839	14,138,139	19,208,306	(192,592,276)	(288,914,041)
Consultant Class	667,903	(1,632,584)	(1,052,448)	3,989,935	(6,589,900)	(3,805,405)
Institutional Class	39,803,692	25,874,792	18,705,929	54,304,122	(11,597,659)	4,907,087
R Class	5,385,152	2,950,304			(3,334,834)	2,483,316
K Class	1,527,079	1,362,780			(1,783,632)	3,867,457
Shareholder redemption fees
Investment Class	9,329	34,806	47,833	131,211	2,237	11,705
Service Class	3,660	1,830	10,629	29,902	20,371	63,509
Net increase (decrease) in net assets from capital share transactions	99,493,346	(48,928,100)	43,032,397	323,148,497	(256,681,254)	(302,261,315)

NET INCREASE (DECREASE) IN NET ASSETS	447,789,052	208,263,896	410,180,838	502,504,318	(154,551,637)	(246,954,324)
NET ASSETS:
Beginning of period	1,843,866,194	1,635,602,298	2,928,148,646	2,425,644,328	1,329,999,921	1,576,954,245

End of period	$2,291,655,246	$1,843,866,194	$3,338,329,484	$2,928,148,646	$1,175,448,284	$1,329,999,921

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(4,021,671)	$(718,346)	$5,503,197	$104,734	$483,543	$1,227,883

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 93

Statements of Changes in Net Assets

	Royce Value Plus Fund		Royce 100 Fund		Royce Dividend Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/13	Year ended	6/30/13	Year ended	6/30/13	Year ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,993,267)	$(4,512,013)	$(387,299)	$3,820,129	$2,526,804	$6,466,075
Net realized gain (loss) on investments and foreign currency	103,078,923	73,209,917	20,499,133	22,129,056	6,961,722	4,715,713
Net change in unrealized appreciation (depreciation) on investments and foreign currency	68,192,210	200,771,476	10,568,506	10,234,695	35,599,019	43,493,780

Net increase (decrease) in net assets from investment operations	167,277,866	269,469,380	30,680,340	36,183,880	45,087,545	54,675,568

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(1,109,858)	(990,068)	(1,908,107)
Service Class	–	–	–	(2,171,815)	(1,538,172)	(2,958,083)
Consultant Class	–	–
Institutional Class	–	–			(180,055)	(249,765)
R Class	–	–	–	–
K Class	–	–	–	(13,851)
Net realized gain on investments and foreign currency
Investment Class	–	–	–	(5,347,166)	–	(281,579)
Service Class	–	–	–	(17,649,123)	–	(594,951)
Consultant Class	–	–
Institutional Class	–	–			–	(55,684)
R Class	–	–	–	(157,770)
K Class	–	–	–	(235,061)

Total distributions	–	–	–	(26,684,644)	(2,708,295)	(6,048,169)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(22,878,773)	(113,741,824)	(20,240,082)	4,430,476	41,935,560	18,217,648
Service Class	(139,228,631)	(637,273,254)	(29,924,609)	(98,413,720)	47,138,156	19,094,095
Consultant Class	(1,639,248)	(3,330,475)
Institutional Class	(48,517,923)	(81,721,749)			451,986	21,931,199
R Class	195,363	(15,162)	(346,928)	(1,037,720)
K Class	347,933	(84,938)	(90,569)	(1,079,162)
Shareholder redemption fees
Investment Class	8,550	5,789	2,777	3,283	3,315	19,184
Service Class	15,341	43,741	3,917	22,175	20,900	11,034

Net increase (decrease) in net assets from capital share transactions	(211,697,388)	(836,117,872)	(50,595,494)	(96,074,668)	89,549,917	59,273,160

NET INCREASE (DECREASE) IN NET ASSETS	(44,419,522)	(566,648,492)	(19,915,154)	(86,575,432)	131,929,167	107,900,559
NET ASSETS:
Beginning of period	1,432,647,711	1,999,296,203	295,177,406	381,752,838	394,722,870	286,822,311

End of period	$1,388,228,189	$1,432,647,711	$275,262,252	$295,177,406	$526,652,037	$394,722,870

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(8,137,999)	$(4,144,731)	$140,924	$528,222	$1,345,986	$1,527,478

94 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

			Royce International Smaller-
	Royce Global Value Fund		Companies Fund

	Six months ended		Six months ended
	6/30/13	Year ended	6/30/13	Year ended
	(unaudited)	12/31/12	(unaudited)	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$1,910,811	$3,023,958	$196,976	$312,115
Net realized gain (loss) on investments and foreign currency	(9,713,575)	(35,393,527)	1,258,632	(470,078)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(4,978,856)	61,537,989	(1,829,824)	4,127,441

Net increase (decrease) in net assets from investment operations	(12,781,620)	29,168,420	(374,216)	3,969,478

DISTRIBUTIONS:
Net investment income
Investment Class	–	(2,257,000)
Service Class	–	(672,322)	–	(351,848)
Consultant Class	–	(28,794)
R Class	–	(950)
K Class	–	(565)
Net realized gain on investments and foreign currency
Investment Class	–	–
Service Class	–	–	–	–
Consultant Class	–	–
R Class	–	–
K Class	–	–

Total distributions	–	(2,959,631)	–	(351,848)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	3,765,278	23,272,708
Service Class	(30,053,333)	(34,945,055)	5,636,534	2,636,481
Consultant Class	1,719,838	3,019,093
R Class	15,934	76,841
K Class	–	42,936
Shareholder redemption fees
Investment Class	18,961	51,565
Service Class	5,590	31,111	4,104	13,906

Net increase (decrease) in net assets from capital share transactions	(24,527,732)	(8,450,801)	5,640,638	2,650,387

NET INCREASE (DECREASE) IN NET ASSETS	(37,309,352)	17,757,988	5,266,422	6,268,017
NET ASSETS:
Beginning of period	300,097,145	282,339,157	26,370,886	20,102,869

End of period	$262,787,793	$300,097,145	$31,637,308	$26,370,886

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$1,884,543	$(26,269)	$154,120	$(42,855)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 95

Statements of Operations	Six Months Ended June 30, 2013 (unaudited)

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced	Total Return	Heritage	Opportunity
	Mutual Fund	Fund	Fund	Stock Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$30,784,688	$4,483,430	$20,984,294	$17,829,953	$53,435,907	$2,347,145	$8,269,829
Affiliated Companies	523,203	243,793	14,759,028	1,868,742	625,306	–	23,642
Foreign withholding tax	(674,948)	(363,100)	(1,802,995)	(1,195,526)	(1,284,502)	(93,410)	(35,200)
Interest	176,280	9,906	41,869	6,740	94,921	1,181	22,288
Securities lending	958,865	258,453	266,673	253,575	184,627	1,579	533,099

Total income	31,768,088	4,632,482	34,248,869	18,763,484	53,056,259	2,256,495	8,813,658

Expenses:
Investment advisory fees	23,707,790	5,901,112	31,897,784	14,696,797	23,691,321	1,437,081	10,473,808
Distribution fees	4,169,422	685,675	1,050,699	1,937,486	2,652,073	359,644	413,356
Shareholder servicing	3,316,445	600,842	2,822,186	1,621,801	2,590,078	154,790	786,768
Shareholder reports	584,793	201,345	738,438	363,179	482,282	38,584	121,945
Administrative and office facilities	343,967	61,946	396,690	195,306	267,885	15,988	107,461
Custody	241,551	146,862	270,362	236,827	210,594	36,866	92,717
Trustees’ fees	102,599	19,320	118,886	61,899	78,832	4,727	31,159
Registration	54,543	26,780	66,679	35,068	66,957	21,853	33,138
Audit	36,544	30,720	36,773	34,023	32,471	19,779	22,545
Legal	32,564	5,869	37,334	18,532	25,058	1,497	10,068
Other expenses	78,466	15,895	88,318	49,794	70,196	4,905	24,517

Total expenses	32,668,684	7,696,366	37,524,149	19,250,712	30,167,747	2,095,714	12,117,482
Compensating balance credits	(1,925)	(508)	(1,642)	(682)	(1,648)	(231)	(498)
Fees waived by distributor	–	–	–	(76,698)	–	(31,465)	–
Expenses reimbursed by investment adviser	–	(50,192)	–	(1,309,959)	–	(2,709)	–

Net expenses	32,666,759	7,645,666	37,522,507	17,863,373	30,166,099	2,061,309	12,116,984

Net investment income (loss)	(898,671)	(3,013,184)	(3,273,638)	900,111	22,890,160	195,186	(3,303,326)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	123,647,282	57,517,720	266,984,035	221,525,729	226,499,931	19,393,494	142,144,285
Investments in Affiliated Companies	6,055,361	(4,692,103)	(23,819,736)	(10,443,159)	–	–	1,023,724
Foreign currency transactions	(10,214)	(183,404)	46,615	(26,299)	(24,368)	(30,525)	(32)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	544,755,563	(23,048,838)	274,615,573	(226,926,025)	329,889,451	5,746,504	208,431,351
Other assets and liabilities denominated in foreign currency	(6,577)	(11,294)	(54,803)	(23,424)	(11,687)	(7,038)	(296)

Net realized and unrealized gain (loss) on investments and foreign currency	674,441,415	29,582,081	517,771,684	(15,893,178)	556,353,327	25,102,435	351,599,032

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$673,542,744	$26,568,897	$514,498,046	$(14,993,067)	$579,243,487	$25,297,621	$348,295,706

96 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2013 (unaudited)

	Royce	Royce	Royce	Royce	Royce	Royce	Royce International
	Special Equity	Value	Value Plus	100	Dividend	Global	Smaller-
	Fund	Fund	Fund	Fund	Value Fund	Value Fund	Companies Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$9,091,105	$8,102,968	$5,656,994	$1,762,343	$5,799,523	$4,704,602	$481,523
Affiliated Companies	14,480,822	–	–	–	–	–	–
Foreign withholding tax	–	(167,255)	(158,933)	(39,020)	(142,708)	(492,336)	(47,537)
Interest	52,864	5,893	6,848	1,012	2,817	1,758	159
Securities lending	18	140,085	438,523	3,632	34,010	13,446	–

Total income	23,624,809	8,081,691	5,943,432	1,727,967	5,693,642	4,227,470	434,145

Expenses:
Investment advisory fees	15,630,269	6,276,001	7,093,206	1,498,338	2,377,787	1,800,299	175,421
Distribution fees	653,752	1,232,515	1,303,771	291,724	373,666	225,559	35,084
Shareholder servicing	1,253,575	870,912	1,083,450	202,309	248,217	174,189	22,712
Shareholder reports	275,753	176,510	258,765	77,187	72,013	44,518	3,751
Administrative and office facilities	165,825	82,792	96,075	19,801	21,746	17,701	1,450
Custody	114,431	78,240	83,250	17,470	39,993	79,866	23,274
Trustees’ fees	48,147	25,736	30,668	6,167	6,105	5,264	417
Registration	57,708	32,296	32,314	17,262	28,710	26,643	10,299
Audit	29,983	22,698	22,627	14,825	16,732	17,376	10,523
Legal	15,518	7,840	9,206	1,878	2,018	1,643	134
Other expenses	34,564	21,299	26,923	5,936	4,761	6,189	572

Total expenses	18,279,525	8,826,839	10,040,255	2,152,897	3,191,748	2,399,247	283,637
Compensating balance credits	(1,407)	(808)	(471)	(291)	(559)	(134)	(19)
Fees waived by investment adviser and distributor	–	–	(95,975)	(22,444)	(14,947)	–	(46,449)
Expenses reimbursed by investment adviser	(51,772)	–	(7,110)	(14,896)	(9,404)	(82,454)	–

Net expenses	18,226,346	8,826,031	9,936,699	2,115,266	3,166,838	2,316,659	237,169

Net investment income (loss)	5,398,463	(744,340)	(3,993,267)	(387,299)	2,526,804	1,910,811	196,976

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	40,412,062	6,373,722	102,002,651	20,500,702	6,955,649	(9,690,311)	1,277,086
Investments in Affiliated Companies	65,725,795	–	1,086,121	–	–	–	–
Foreign currency transactions	–	20,695	(9,849)	(1,569)	6,073	(23,264)	(18,454)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	255,612,121	96,483,527	68,195,471	10,569,192	35,602,118	(4,983,229)	(1,834,802)
Other assets and liabilities denominated in foreign currency	–	(3,987)	(3,261)	(686)	(3,099)	4,373	4,978

Net realized and unrealized gain (loss) on investments and foreign currency	361,749,978	102,873,957	171,271,133	31,067,639	42,560,741	(14,692,431)	(571,192)

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$367,148,441	$102,129,617	$167,277,866	$30,680,340	$45,087,545	$(12,781,620)	$(374,216)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 97

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Investment Class
†2013	$11.50	$0.01	$1.32	$1.33	$–	$–	$–	$–	$–	$12.83	11.57%[1]	$4,550,074	0.91%[2]	0.91%[2]	0.91%[2]	0.10%[2]	12%
2012	10.76	0.15	1.39	1.54	(0.15)	(0.65)	–	(0.80)	–	11.50	14.58	4,232,988	0.89	0.89	0.89	1.19	22
2011	11.65	0.01	(0.50)	(0.49)	(0.02)	(0.38)	–	(0.40)	–	10.76	(4.17)	4,266,754	0.90	0.90	0.90	0.11	20
2010	9.45	0.06	2.19	2.25	(0.05)	–	–	(0.05)	–	11.65	23.86	4,735,403	0.90	0.90	0.90	0.63	25
2009	6.94	0.02	2.50	2.52	(0.01)	–	–	(0.01)	–	9.45	36.28	3,555,507	0.92	0.92	0.92	0.33	23
2008	10.82	0.05	(3.82)	(3.77)	(0.01)	(0.10)	–	(0.11)	–	6.94	(34.78)	2,293,526	0.90	0.89	0.89	0.55	36
Royce Pennsylvania Mutual Fund – Service Class
†2013	$11.51	$(0.01)	$1.32	$1.31	$–	$–	$–	$–	$–	$12.82	11.38%[1]	$551,598	1.22%[2]	1.22%[2]	1.22%[2]	(0.21)%[2]	12%
2012	10.75	0.10	1.40	1.50	(0.09)	(0.65)	–	(0.74)	–	11.51	14.15	$473,624	1.24	1.24	1.24	0.90	22
2011	11.65	(0.02)	(0.50)	(0.52)	–	(0.38)	–	(0.38)	–	10.75	(4.42)	406,052	1.19	1.19	1.19	(0.18)	20
2010	9.41	0.02	2.20	2.22	–	–	–	–	0.02	11.65	23.80	448,784	1.27	1.27	1.25	0.18	25
2009	6.90	(0.00)	2.49	2.49	–	–	–	–	0.02	9.41	36.38	609,445	1.31	1.31	1.29	(0.05)	23
2008	10.78	0.04	(3.82)	(3.78)	–	(0.10)	–	(0.10)	–	6.90	(35.00)	115,959	1.11	1.11	1.11	0.41	36
Royce Pennsylvania Mutual Fund – Consultant Class
†2013	$10.29	$(0.05)	$1.18	$1.13	$–	$–	$–	$–	$–	$11.42	10.98%[1]	$681,999	1.91%[2]	1.91%[2]	1.91%[2]	(0.90)%[2]	12%
2012	9.69	0.01	1.25	1.26	(0.01)	(0.65)	–	(0.66)	–	10.29	13.27%	654,642	1.97	1.97	1.97	0.12	22
2011	10.61	(0.09)	(0.45)	(0.54)	–	(0.38)	–	(0.38)	–	9.69	(5.05)	664,778	1.85	1.85	1.85	(0.85)	20
2010	8.65	(0.03)	1.99	1.96	–	–	–	–	–	10.61	22.66	841,525	1.87	1.87	1.87	(0.36)	25
2009	6.40	(0.05)	2.30	2.25	–	–	–	–	–	8.65	35.16	757,734	1.89	1.89	1.89	(0.64)	23
2008	10.09	(0.04)	(3.55)	(3.59)	–	(0.10)	–	(0.10)	–	6.40	(35.52)	635,688	1.88	1.87	1.87	(0.46)	36
Royce Pennsylvania Mutual Fund – Institutional Class [a]
†2013	$11.52	$0.01	$1.32	$1.33	$–	$–	$–	$–	$–	$12.85	11.55%[1]	$601,033	0.79%[2]	0.79%[2]	0.79%[2]	0.23%[2]	12%
2012	10.79	0.13	1.43	1.56	(0.18)	(0.65)	–	(0.83)	–	11.52	14.72	488,052	0.80	0.80	0.80	1.53	22%
2011	12.19	0.03	(1.05)	(1.02)	–	(0.38)	–	(0.38)	–	10.79	(8.33)[1]	241,951	0.78 [2]	0.78 [2]	0.78 [2]	0.46 [2]	20
Royce Pennsylvania Mutual Fund – R Class
†2013	$11.22	$(0.03)	$1.29	$1.26	$–	$–	$–	$–	$–	$12.48	11.23%[1]	$39,073	1.53%[2]	1.53%[2]	1.53%[2]	(0.52)%[2]	12%
2012	10.50	0.07	1.35	1.42	(0.05)	(0.65)	–	(0.70)	–	11.22	13.79%	32,977	1.50	1.50	1.50	0.70	22
2011	11.43	(0.05)	(0.50)	(0.55)	–	(0.38)	–	(0.38)	–	10.50	(4.77)	22,542	1.51	1.51	1.51	(0.47)	20
2010	9.28	0.01	2.14	2.15	(0.00)	–	–	(0.00)	–	11.43	23.21	17,868	1.51	1.51	1.51	0.06	25
2009	6.87	(0.05)	2.46	2.41	–	–	–	–	–	9.28	35.08	9,808	1.95	1.95	1.84	(0.61)	23
2008	10.78	(0.00)	(3.81)	(3.81)	–	(0.10)	–	(0.10)	–	6.87	(35.28)	5,270	1.58	1.57	1.57	(0.03)	36
Royce Pennsylvania Mutual Fund – K Class [b]
†2013	$10.29	$(0.02)	$1.18	$1.16	$–	$–	$–	$–	$–	$11.45	11.27%[1]	$9,976	1.35%[2]	1.35%[2]	1.35%[2]	(0.34)%[2]	12%
2012	9.68	0.09	1.24	1.33	(0.07)	(0.65)	–	(0.72)	–	10.29	14.04	8,849	1.26	1.26	1.26	0.94	22
2011	10.57	(0.05)	(0.46)	(0.51)	–	(0.38)	–	(0.38)	–	9.68	(4.78)	5,800	1.55	1.55	1.55	(0.49)	20
2010	8.59	0.00	1.98	1.98	(0.00)	–	–	(0.00)	–	10.57	23.11	3,760	1.61	1.61	1.59	0.01	25
2009	6.34	(0.02)	2.27	2.25	–	–	–	–	–	8.59	35.49	1,920	1.79	1.79	1.59	(0.34)	23
2008	10.00	0.01	(3.57)	(3.56)	–	(0.10)	–	(0.10)	–	6.34	(35.53)[1]	694	12.12 [2]	12.12 [2]	1.59 [2]	0.13 [2]	36
98 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Fund – Investment Class
†2013	$14.78	$(0.04)	$0.49	$0.45	$–	$–	$–	$–	$–	$15.23	3.04%[1]	$653,984	1.56%[2]	1.56%[2]	1.56%[2]	(0.53)%[2]	12%
2012	14.55	0.05	1.07	1.12	(0.01)	(0.88)	–	(0.89)	–	14.78	7.93	740,364	1.47	1.47	1.47	0.29	15
2011	17.57	(0.07)	(2.05)	(2.12)	(0.20)	(0.70)	–	(0.90)	–	14.55	(12.04)	904,168	1.50	1.50	1.50	(0.50)	35
2010	13.71	(0.03)	4.14	4.11	(0.25)	–	–	(0.25)	–	17.57	30.06	1,085,782	1.50	1.50	1.50	(0.27)	36
2009	8.93	(0.06)	5.02	4.96	(0.18)	–	–	(0.18)	–	13.71	55.67	844,859	1.54	1.54	1.54	(0.41)	34
2008	15.72	0.12	(6.58)	(6.46)	–	(0.33)	–	(0.33)	–	8.93	(40.94)	455,077	1.52	1.51	1.51	0.89	43
Royce Micro-Cap Fund – Service Class
†2013	$14.61	$(0.05)	$0.49	$0.44	$–	$–	$–	$–	$–	$15.05	3.01%[1]	$76,475	1.77%[2]	1.77%[2]	1.66%[2]	(0.66)%[2]	12%
2012	14.41	0.02	1.06	1.08	–	(0.88)	–	(0.88)	–	14.61	7.76	109,457	1.74	1.74	1.66	0.14	15
2011	17.43	(0.10)	(2.04)	(2.14)	(0.18)	(0.70)	–	(0.88)	–	14.41	(12.23)	122,479	1.76	1.76	1.66	(0.65)	35
2010	13.61	(0.08)	4.14	4.06	(0.24)	–	–	(0.24)	–	17.43	29.85	139,911	1.78	1.78	1.66	(0.41)	36
2009	8.87	(0.10)	5.01	4.91	(0.18)	–	–	(0.18)	0.01	13.61	55.49	84,771	1.77	1.77	1.66	(0.53)	34
2008	15.63	0.07	(6.51)	(6.44)	–	(0.33)	–	(0.33)	0.01	8.87	(40.98)	28,245	1.79	1.78	1.66	0.58	43
Royce Micro-Cap Fund – Consultant Class
†2013	$13.08	$(0.10)	$0.43	$0.33	$–	$–	$–	$–	$–	$13.41	2.52%[1]	$108,611	2.50%[2]	2.50%[2]	2.50%[2]	(1.48)%[2]	12%
2012	13.11	(0.10)	0.95	0.85	–	(0.88)	–	(0.88)	–	13.08	6.77	120,871	2.55	2.55	2.55	(0.77)	15
2011	15.91	(0.21)	(1.84)	(2.05)	(0.05)	(0.70)	–	(0.75)	–	13.11	(12.86)	134,752	2.42	2.42	2.42	(1.41)	35
2010	12.45	(0.15)	3.74	3.59	(0.13)	–	–	(0.13)	–	15.91	28.85	181,746	2.43	2.43	2.43	(1.20)	36
2009	8.14	(0.13)	4.53	4.40	(0.09)	–	–	(0.09)	–	12.45	54.14	149,454	2.46	2.46	2.46	(1.30)	34
2008	14.51	0.00	(6.04)	(6.04)	–	(0.33)	–	(0.33)	–	8.14	(41.46)	103,038	2.45	2.45	2.45	0.02	43
Royce Premier Fund – Investment Class
†2013	$19.16	$(0.01)	$1.52	$1.51	$–	$–	$–	$–	$–	$20.67	7.88%[1]	$4,709,035	1.08%[2]	1.08%[2]	1.08%[2]	(0.07)%[2]	7%
2012	18.52	0.24	1.85	2.09	(0.24)	(1.21)	–	(1.45)	–	19.16	11.45	4,629,272	1.06	1.06	1.06	1.19	7
2011	20.35	(0.02)	(0.17)	(0.19)	(0.05)	(1.59)	–	(1.64)	–	18.52	(0.86)	4,539,127	1.09	1.09	1.09	(0.11)	18
2010	16.31	(0.01)	4.32	4.31	–	(0.27)	–	(0.27)	–	20.35	26.46	4,961,891	1.12	1.12	1.12	(0.07)	10
2009	12.24	(0.02)	4.09	4.07	–	–	–	–	–	16.31	33.25	3,911,502	1.15	1.15	1.15	(0.14)	14
2008	17.36	0.02	(4.94)	(4.92)	–	(0.20)	–	(0.20)	–	12.24	(28.29)	2,634,045	1.13	1.12	1.12	0.15	11
Royce Premier Fund – Service Class
†2013	$18.89	$(0.04)	$1.50	$1.46	$–	$–	$–	$–	$–	$20.35	7.73%[1]	$471,430	1.37%[2]	1.37%[2]	1.37%[2]	(0.39)%[2]	7%
2012	18.23	0.19	1.81	2.00	(0.13)	(1.21)	–	(1.34)	–	18.89	11.14	560,553	1.33	1.33	1.32	0.92	7
2011	20.07	(0.07)	(0.16)	(0.23)	(0.02)	(1.59)	–	(1.61)	–	18.23	(1.07)	628,824	1.34	1.34	1.32	(0.33)	18
2010	16.12	(0.05)	4.27	4.22	–	(0.27)	–	(0.27)	–	20.07	26.22	584,817	1.39	1.39	1.37	(0.30)	10
2009	12.14	(0.06)	4.04	3.98	–	–	–	–	–	16.12	32.78	377,079	1.44	1.44	1.43	(0.41)	14
2008	17.25	(0.01)	(4.91)	(4.92)	–	(0.20)	–	(0.20)	0.01	12.14	(28.41)	209,647	1.37	1.37	1.34	(0.06)	11

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 99

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund – Consultant Class
†2013	$17.35	$(0.10)	$1.37	$1.27	$–	$–	$–	$–	$–	$18.62	7.32%[1]	$60,311	2.11%[2]	2.11%[2]	2.11%[2]	(1.10)%[2]	7%
2012	16.87	0.02	1.69	1.71	(0.02)	(1.21)	–	(1.23)	–	17.35	10.24	60,568	2.12	2.12	2.12	0.13	7
2011	18.81	(0.21)	(0.14)	(0.35)	–	(1.59)	–	(1.59)	–	16.87	(1.80)	59,766	2.05	2.05	2.05	(1.07)	18
2010	15.24	(0.17)	4.01	3.84	–	(0.27)	–	(0.27)	–	18.81	25.24	71,686	2.08	2.08	2.08	(1.04)	10
2009	11.55	(0.15)	3.84	3.69	–	–	–	–	–	15.24	31.95	58,241	2.14	2.14	2.14	(1.13)	14
2008	16.57	(0.13)	(4.69)	(4.82)	–	(0.20)	–	(0.20)	–	11.55	(29.04)	28,977	2.12	2.11	2.11	(0.84)	11
Royce Premier Fund – Institutional Class
†2013	$19.30	$0.00	$1.52	$1.52	$–	$–	$–	$–	$–	$20.82	7.88%[1]	$865,067	0.98%[2]	0.98%[2]	0.98%[2]	0.03%[2]	7%
2012	18.66	0.26	1.87	2.13	(0.28)	(1.21)	–	(1.49)	–	19.30	11.57	866,277	0.98	0.98	0.98	1.30	7
2011	20.49	0.00	(0.16)	(0.16)	(0.08)	(1.59)	–	(1.67)	–	18.66	(0.73)	813,837	0.97	0.97	0.97	0.02	18
2010	16.40	0.01	4.35	4.36	–	(0.27)	–	(0.27)	–	20.49	26.62	706,870	0.99	0.99	0.99	0.07	10
2009	12.30	(0.00)	4.10	4.10	–	–	–	–	–	16.40	33.33	516,900	1.03	1.03	1.03	(0.01)	14
2008	17.42	0.04	(4.96)	(4.92)	–	(0.20)	–	(0.20)	–	12.30	(28.19)	352,804	1.01	1.01	1.01	0.27	11
Royce Premier Fund – W Class
†2013	$19.20	$(0.01)	$1.52	$1.51	$–	$–	$–	$–	$–	$20.71	7.86%[1]	$523,518	1.08%[2]	1.08%[2]	1.08%[2]	(0.07)%[2]	7%
2012	18.57	0.25	1.85	2.10	(0.26)	(1.21)	–	(1.47)	–	19.20	11.46	533,763	1.05	1.05	1.05	1.19	7
2011	20.40	(0.01)	(0.15)	(0.16)	(0.08)	(1.59)	–	(1.67)	–	18.57	(0.75)	549,648	1.00	1.00	1.00	(0.01)	18
2010	16.33	0.01	4.33	4.34	–	(0.27)	–	(0.27)	–	20.40	26.61	425,397	1.02	1.02	1.02	0.04	10
2009	12.25	(0.01)	4.09	4.08	–	–	–	–	–	16.33	33.31	319,120	1.07	1.07	1.07	(0.06)	14
2008	17.36	0.04	(4.95)	(4.91)	–	(0.20)	–	(0.20)	–	12.25	(28.23)	234,618	1.04	1.04	1.04	0.23	11
Royce Premier Fund – R Class
†2013	$18.61	$(0.07)	$1.47	$1.40	$–	$–	$–	$–	$–	$20.01	7.52%[1]	$32,302	1.70%[2]	1.70%[2]	1.70%[2]	(0.68)%[2]	7%
2012	17.99	0.11	1.80	1.91	(0.08)	(1.21)	–	(1.29)	–	18.61	10.75	28,632	1.68	1.68	1.68	0.57	7
2011	19.91	(0.14)	(0.15)	(0.29)	(0.04)	(1.59)	–	(1.63)	–	17.99	(1.38)	23,653	1.66	1.66	1.66	(0.63)	18
2010	16.07	(0.11)	4.22	4.11	–	(0.27)	–	(0.27)	–	19.91	25.61	10,185	1.78	1.78	1.78	(0.64)	10
2009	12.15	(0.12)	4.04	3.92	–	–	–	–	–	16.07	32.26	2,634	2.26	2.26	1.84	(0.83)	14
2008	17.36	(0.08)	(4.93)	(5.01)	–	(0.20)	–	(0.20)	–	12.15	(28.81)	396	3.97	3.97	1.84	(0.54)	11
Royce Premier Fund – K Class [b]
†2013	$8.19	$(0.02)	$0.64	$0.62	$–	$–	$–	$–	$–	$8.81	7.57%[1]	$8,260	1.54%[2]	1.54%[2]	1.54%[2]	(0.55)%[2]	7%
2012	8.67	0.08	0.85	0.93	(0.20)	(1.21)	–	(1.41)	–	8.19	11.00	9,707	1.47	1.47	1.47	0.79	7
2011	10.46	(0.05)	(0.09)	(0.14)	(0.06)	(1.59)	–	(1.65)	–	8.67	(1.20)	8,776	1.49	1.49	1.49	(0.46)	18
2010	8.53	(0.04)	2.24	2.20	–	(0.27)	–	(0.27)	–	10.46	25.86	3,845	1.63	1.63	1.59	(0.47)	10
2009	6.44	(0.05)	2.14	2.09	–	–	–	–	–	8.53	32.45	1,551	2.39	2.39	1.59	(0.60)	14
2008	10.00	(0.02)	(3.34)	(3.36)	–	(0.20)	–	(0.20)	–	6.44	(33.51)[1]	35	35.36 [2]	35.36 [2]	1.59 [2]	(0.38)[2]	11

100 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund – Investment Class
†2013	$13.83	$0.01	$(0.17)	$(0.16)	$–	$–	$–	$–	$–	$13.67	(1.16)%[1]	$133,957	1.35%[2]	1.35%[2]	1.24%[2]	0.15%[2]	12%
2012	14.34	0.15	0.50	0.65	(0.25)	(0.91)	–	(1.16)	–	13.83	4.79	255,335	1.26	1.26	1.24	0.86	8
2011	18.31	(0.06)	(2.57)	(2.63)	(0.14)	(1.20)	–	(1.34)	–	14.34	(14.37)	276,247	1.26	1.26	1.24	(0.15)	22
2010	14.08	(0.03)	4.50	4.47	(0.10)	(0.14)	–	(0.24)	–	18.31	31.77	148,144	1.26	1.26	1.24	(0.10)	24
2009	9.17	(0.01)	4.96	4.95	(0.04)	–	–	(0.04)	–	14.08	54.04	94,966	1.27	1.27	1.24	(0.14)	22
2008	14.75	0.03	(5.35)	(5.32)	–	(0.27)	–	(0.27)	0.01	9.17	(35.77)	65,004	1.24	1.24	1.24	0.29	39
Royce Low-Priced Stock Fund – Service Class
†2013	$13.84	$(0.00)	$(0.17)	$(0.17)	$–	$–	$–	$–	$–	$13.67	(1.23)%[1]	$1,226,185	1.65%[2]	1.65%[2]	1.49%[2]	(0.04)%[2]	12%
2012	14.31	0.11	0.49	0.60	(0.16)	(0.91)	–	(1.07)	–	13.84	4.48	1,800,089	1.57	1.57	1.49	0.54	8
2011	18.26	(0.06)	(2.60)	(2.66)	(0.09)	(1.20)	–	(1.29)	–	14.31	(14.58)	2,489,189	1.56	1.56	1.49	(0.39)	22
2010	14.05	(0.05)	4.47	4.42	(0.07)	(0.14)	–	(0.21)	–	18.26	31.49	3,456,142	1.60	1.60	1.49	(0.37)	24
2009	9.16	(0.04)	4.95	4.91	(0.02)	–	–	(0.02)	–	14.05	53.58	2,669,235	1.60	1.60	1.49	(0.38)	22
2008	14.78	(0.01)	(5.34)	(5.35)	–	(0.27)	–	(0.27)	–	9.16	(35.97)	1,870,016	1.56	1.55	1.49	(0.10)	39
Royce Low-Priced Stock Fund – Institutional Class
†2013	$13.84	$0.02	$(0.18)	$(0.16)	$–	$–	$–	$–	$–	$13.68	(1.16)%[1]	$604,453	1.22%[2]	1.22%[2]	1.22%[2]	0.26%[2]	12%
2012	14.36	0.16	0.49	0.65	(0.26)	(0.91)	–	(1.17)	–	13.84	4.81	969,664	1.20	1.20	1.20	0.92	8
2011	18.33	(0.01)	(2.61)	(2.62)	(0.15)	(1.20)	–	(1.35)	–	14.36	(14.35)	991,706	1.17	1.17	1.17	(0.07)	22
2010	14.09	(0.02)	4.50	4.48	(0.10)	(0.14)	–	(0.24)	–	18.33	31.82	1,077,659	1.18	1.18	1.18	(0.04)	24
2009	9.18	(0.01)	4.96	4.95	(0.04)	–	–	(0.04)	–	14.09	53.97	673,846	1.24	1.24	1.24	(0.15)	22
2008	14.76	0.03	(5.34)	(5.31)	–	(0.27)	–	(0.27)	–	9.18	(35.75)	553,070	1.18	1.18	1.18	0.22	39
Royce Low-Priced Stock Fund – R Class
†2013	$13.58	$(0.03)	$(0.16)	$(0.19)	$–	$–	$–	$–	$–	$13.39	(1.40)%[1]	$3,958	2.11%[2]	2.11%[2]	1.84%[2]	(0.38)%[2]	12%
2012	14.05	0.04	0.50	0.54	(0.10)	(0.91)	–	(1.01)	–	13.58	4.10	5,823	2.05	2.05	1.84	0.22	8
2011	18.05	(0.19)	(2.49)	(2.68)	(0.12)	(1.20)	–	(1.32)	–	14.05	(14.86)	7,337	1.95	1.95	1.84	(0.72)	22
2010	13.95	(0.12)	4.44	4.32	(0.08)	(0.14)	–	(0.22)	–	18.05	31.00	2,925	2.21	2.21	1.84	(0.67)	24
2009	9.11	(0.09)	4.92	4.83	(0.00)	–	–	(0.00)	0.01	13.95	53.13	1,134	3.02	3.02	1.84	(0.76)	22
2008	14.76	(0.05)	(5.33)	(5.38)	–	(0.27)	–	(0.27)	–	9.11	(36.22)	74	10.95	10.94	1.84	(0.42)	39
Royce Low-Priced Stock Fund – K Class [b]
†2013	$7.90	$(0.00)	$(0.10)	$(0.10)	$–	$–	$–	$–	$–	$7.80	(1.27)%[1]	$5,380	1.83%[2]	1.83%[2]	1.59%[2]	(0.10)%[2]	12%
2012	8.65	0.07	0.27	0.34	(0.18)	(0.91)	–	(1.09)	–	7.90	4.42	6,253	1.71	1.71	1.59	0.40	8
2011	11.70	(0.08)	(1.63)	(1.71)	(0.14)	(1.20)	–	(1.34)	–	8.65	(14.71)	8,719	1.68	1.68	1.59	(0.48)	22
2010	9.09	(0.08)	2.93	2.85	(0.10)	(0.14)	–	(0.24)	–	11.70	31.44	4,782	1.78	1.78	1.59	(0.40)	24
2009	5.95	(0.10)	3.28	3.18	(0.04)	–	–	(0.04)	–	9.09	53.45	676	4.75	4.75	1.59	(0.44)	22
2008	10.00	(0.01)	(3.77)	(3.78)	–	(0.27)	–	(0.27)	–	5.95	(37.47)[1]	30	40.19 [2]	40.19 [2]	1.59 [2]	(0.19)[2]	39

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 101

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund – Investment Class
†2013	$13.83	$0.01	$(0.17)	$(0.16)	$–	$–	$–	$–	$–	$13.67	(1.16)%[1]	$133,957	1.35%[2]	1.35%[2]	1.24%[2]	0.15%[2]	12%
2012	14.34	0.15	0.50	0.65	(0.25)	(0.91)	–	(1.16)	–	13.83	4.79	255,335	1.26	1.26	1.24	0.86	8
2011	18.31	(0.06)	(2.57)	(2.63)	(0.14)	(1.20)	–	(1.34)	–	14.34	(14.37)	276,247	1.26	1.26	1.24	(0.15)	22
2010	14.08	(0.03)	4.50	4.47	(0.10)	(0.14)	–	(0.24)	–	18.31	31.77	148,144	1.26	1.26	1.24	(0.10)	24
2009	9.17	(0.01)	4.96	4.95	(0.04)	–	–	(0.04)	–	14.08	54.04	94,966	1.27	1.27	1.24	(0.14)	22
2008	14.75	0.03	(5.35)	(5.32)	–	(0.27)	–	(0.27)	0.01	9.17	(35.77)	65,004	1.24	1.24	1.24	0.29	39
Royce Low-Priced Stock Fund – Service Class
†2013	$13.84	$(0.00)	$(0.17)	$(0.17)	$–	$–	$–	$–	$–	$13.67	(1.23)%[1]	$1,226,185	1.65%[2]	1.65%[2]	1.49%[2]	(0.04)%[2]	12%
2012	14.31	0.11	0.49	0.60	(0.16)	(0.91)	–	(1.07)	–	13.84	4.48	1,800,089	1.57	1.57	1.49	0.54	8
2011	18.26	(0.06)	(2.60)	(2.66)	(0.09)	(1.20)	–	(1.29)	–	14.31	(14.58)	2,489,189	1.56	1.56	1.49	(0.39)	22
2010	14.05	(0.05)	4.47	4.42	(0.07)	(0.14)	–	(0.21)	–	18.26	31.49	3,456,142	1.60	1.60	1.49	(0.37)	24
2009	9.16	(0.04)	4.95	4.91	(0.02)	–	–	(0.02)	–	14.05	53.58	2,669,235	1.60	1.60	1.49	(0.38)	22
2008	14.78	(0.01)	(5.34)	(5.35)	–	(0.27)	–	(0.27)	–	9.16	(35.97)	1,870,016	1.56	1.55	1.49	(0.10)	39
Royce Low-Priced Stock Fund – Institutional Class
†2013	$13.84	$0.02	$(0.18)	$(0.16)	$–	$–	$–	$–	$–	$13.68	(1.16)%[1]	$604,453	1.22%[2]	1.22%[2]	1.22%[2]	0.26%[2]	12%
2012	14.36	0.16	0.49	0.65	(0.26)	(0.91)	–	(1.17)	–	13.84	4.81	969,664	1.20	1.20	1.20	0.92	8
2011	18.33	(0.01)	(2.61)	(2.62)	(0.15)	(1.20)	–	(1.35)	–	14.36	(14.35)	991,706	1.17	1.17	1.17	(0.07)	22
2010	14.09	(0.02)	4.50	4.48	(0.10)	(0.14)	–	(0.24)	–	18.33	31.82	1,077,659	1.18	1.18	1.18	(0.04)	24
2009	9.18	(0.01)	4.96	4.95	(0.04)	–	–	(0.04)	–	14.09	53.97	673,846	1.24	1.24	1.24	(0.15)	22
2008	14.76	0.03	(5.34)	(5.31)	–	(0.27)	–	(0.27)	–	9.18	(35.75)	553,070	1.18	1.18	1.18	0.22	39
Royce Low-Priced Stock Fund – R Class
†2013	$13.58	$(0.03)	$(0.16)	$(0.19)	$–	$–	$–	$–	$–	$13.39	(1.40)%[1]	$3,958	2.11%[2]	2.11%[2]	1.84%[2]	(0.38)%[2]	12%
2012	14.05	0.04	0.50	0.54	(0.10)	(0.91)	–	(1.01)	–	13.58	4.10	5,823	2.05	2.05	1.84	0.22	8
2011	18.05	(0.19)	(2.49)	(2.68)	(0.12)	(1.20)	–	(1.32)	–	14.05	(14.86)	7,337	1.95	1.95	1.84	(0.72)	22
2010	13.95	(0.12)	4.44	4.32	(0.08)	(0.14)	–	(0.22)	–	18.05	31.00	2,925	2.21	2.21	1.84	(0.67)	24
2009	9.11	(0.09)	4.92	4.83	(0.00)	–	–	(0.00)	0.01	13.95	53.13	1,134	3.02	3.02	1.84	(0.76)	22
2008	14.76	(0.05)	(5.33)	(5.38)	–	(0.27)	–	(0.27)	–	9.11	(36.22)	74	10.95	10.94	1.84	(0.42)	39
Royce Low-Priced Stock Fund – K Class [b]
†2013	$7.90	$(0.00)	$(0.10)	$(0.10)	$–	$–	$–	$–	$–	$7.80	(1.27)%[1]	$5,380	1.83%[2]	1.83%[2]	1.59%[2]	(0.10)%[2]	12%
2012	8.65	0.07	0.27	0.34	(0.18)	(0.91)	–	(1.09)	–	7.90	4.42	6,253	1.71	1.71	1.59	0.40	8
2011	11.70	(0.08)	(1.63)	(1.71)	(0.14)	(1.20)	–	(1.34)	–	8.65	(14.71)	8,719	1.68	1.68	1.59	(0.48)	22
2010	9.09	(0.08)	2.93	2.85	(0.10)	(0.14)	–	(0.24)	–	11.70	31.44	4,782	1.78	1.78	1.59	(0.40)	24
2009	5.95	(0.10)	3.28	3.18	(0.04)	–	–	(0.04)	–	9.09	53.45	676	4.75	4.75	1.59	(0.44)	22
2008	10.00	(0.01)	(3.77)	(3.78)	–	(0.27)	–	(0.27)	–	5.95	(37.47)[1]	30	40.19 [2]	40.19 [2]	1.59 [2]	(0.19)[2]	39

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 101

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund – Investment Class
†2013	$13.63	$0.08	$1.67	$1.75	$(0.07)	$–	$–	$(0.07)	$–	$15.31	12.85%[1]	$3,315,502	1.12%[2]	1.12%[2]	1.12%[2]	1.02%[2]	10%
2012	12.68	0.26	1.54	1.80	(0.23)	(0.62)	–	(0.85)	–	13.63	14.42	3,044,664	1.10	1.10	1.10	1.89	17
2011	13.17	0.15	(0.37)	(0.22)	(0.12)	(0.15)	–	(0.27)	–	12.68	(1.68)	3,106,208	1.12	1.12	1.12	1.10	21
2010	10.81	0.19	2.32	2.51	(0.15)	–	–	(0.15)	–	13.17	23.47	3,562,002	1.14	1.14	1.14	1.64	15
2009	8.70	0.16	2.09	2.25	(0.14)	–	–	(0.14)	–	10.81	26.22	3,077,099	1.17	1.17	1.17	1.74	20
2008	12.93	0.20	(4.20)	(4.00)	(0.23)	(0.00)	–	(0.23)	–	8.70	(31.17)	2,577,031	1.12	1.12	1.12	1.69	25
Royce Total Return Fund – Service Class
†2013	$13.72	$0.06	$1.70	$1.76	$(0.06)	$–	$–	$(0.06)	$–	$15.42	12.80%[1]	$454,813	1.38%[2]	1.38%[2]	1.38%[2]	0.82%	10%
2012	12.71	0.22	1.55	1.77	(0.14)	(0.62)	–	(0.76)	–	13.72	14.11	264,528	1.39	1.39	1.39	1.58	17
2011	13.19	0.11	(0.38)	(0.27)	(0.06)	(0.15)	–	(0.21)	–	12.71	(2.01)	282,704	1.41	1.41	1.41	0.82	21
2010	10.81	0.16	2.32	2.48	(0.10)	–	–	(0.10)	–	13.19	23.11	295,656	1.42	1.42	1.42	1.39	15
2009	8.67	0.14	2.09	2.23	(0.10)	–	–	(0.10)	0.01	10.81	26.16	215,939	1.42	1.42	1.42	1.49	20
2008	12.82	0.17	(4.16)	(3.99)	(0.18)	(0.00)	–	(0.18)	0.02	8.67	(31.17)	155,644	1.37	1.37	1.34	1.49	25
Royce Total Return Fund – Consultant Class
†2013	$13.81	$0.00	$1.70	$1.70	$–	$–	$–	$–	$–	$15.51	12.31%[1]	$359,091	2.12%[2]	2.12%[2]	2.12%[2]	0.03%[2]	10%
2012	12.77	0.11	1.56	1.67	(0.01)	(0.62)	–	(0.63)	–	13.81	13.19	331,116	2.20	2.20	2.20	0.80	17
2011	13.27	0.02	(0.37)	(0.35)	–	(0.15)	–	(0.15)	–	12.77	(2.64)	328,610	2.07	2.07	2.07	0.15	21
2010	10.90	0.08	2.33	2.41	(0.04)	–	–	(0.04)	–	13.27	22.18	391,886	2.09	2.09	2.09	0.68	15
2009	8.76	0.07	2.12	2.19	(0.05)	–	–	(0.05)	–	10.90	25.12	366,367	2.12	2.12	2.12	0.78	20
2008	12.91	0.08	(4.18)	(4.10)	(0.05)	(0.00)	–	(0.05)	–	8.76	(31.83)	354,384	2.09	2.08	2.08	0.71	25
Royce Total Return Fund – Institutional Class
†2013	$13.55	$0.09	$1.67	$1.76	$(0.08)	$–	$–	$(0.08)	$–	$15.23	13.00%[1]	$525,385	1.00%[2]	1.00%[2]	1.00%[2]	1.19%[2]	10%
2012	12.64	0.27	1.54	1.81	(0.28)	(0.62)	–	(0.90)	–	13.55	14.48	408,551	1.02	1.02	1.02	2.02	17
2011	13.14	0.16	(0.37)	(0.21)	(0.14)	(0.15)	–	(0.29)	–	12.64	(1.55)	390,277	1.00	1.00	1.00	1.26	21
2010	10.80	0.21	2.31	2.52	(0.18)	–	–	(0.18)	–	13.14	23.56	356,038	1.01	1.01	1.01	1.79	15
2009	8.70	0.17	2.09	2.26	(0.16)	–	–	(0.16)	–	10.80	26.41	264,041	1.04	1.04	1.04	1.87	20
2008	12.95	0.20	(4.19)	(3.99)	(0.26)	(0.00)	–	(0.26)	–	8.70	(31.09)	191,014	1.00	0.99	0.99	1.82	25
Royce Total Return Fund – W Class
†2013	$13.62	$0.08	$1.67	$1.75	$(0.07)	$–	$–	$(0.07)	$–	$15.30	12.86%[1]	$212,958	1.12%[2]	1.12%[2]	1.12%[2]	1.04%[2]	10%
2012	12.69	0.26	1.54	1.80	(0.25)	(0.62)	–	(0.87)	–	13.62	14.41	171,603	1.12	1.12	1.12	1.97	17
2011	13.19	0.16	(0.37)	(0.21)	(0.14)	(0.15)	–	(0.29)	–	12.69	(1.58)	132,488	1.05	1.05	1.05	1.27	21
2010	10.83	0.20	2.32	2.52	(0.16)	–	–	(0.16)	–	13.19	23.44	75,063	1.09	1.09	1.09	1.74	15
2009	8.71	0.16	2.10	2.26	(0.14)	–	–	(0.14)	–	10.83	26.28	48,058	1.13	1.13	1.13	1.78	20
2008	12.95	0.23	(4.23)	(4.00)	(0.24)	(0.00)	–	(0.24)	–	8.71	(31.18)	65,260	1.08	1.08	1.08	1.66	25

102 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund – R Class
†2013	$13.82	$0.03	$1.70	$1.73	$(0.03)	$–	$–	$(0.03)	$–	$15.52	12.52%[1]	$59,783	1.72%[2]	1.72%[2]	1.72%[2]	0.44%	10%
2012	12.79	0.18	1.55	1.73	(0.08)	(0.62)	–	(0.70)	–	13.82	13.66	48,797	1.74	1.74	1.74	1.36	17
2011	13.28	0.08	(0.38)	(0.30)	(0.04)	(0.15)	–	(0.19)	–	12.79	(2.23)	34,695	1.68	1.68	1.68	0.62	21
2010	10.88	0.15	2.32	2.47	(0.07)	–	–	(0.07)	–	13.28	22.76	20,011	1.71	1.71	1.71	1.20	15
2009	8.74	0.10	2.10	2.20	(0.06)	–	–	(0.06)	–	10.88	25.43	6,450	1.85	1.85	1.84	1.05	20
2008	12.93	0.11	(4.19)	(4.08)	(0.11)	(0.00)	–	(0.11)	–	8.74	(31.67)	2,946	2.03	2.02	1.84	1.10	25
Royce Total Return Fund – K Class [c]
†2013	$10.53	$0.04	$1.29	$1.33	$(0.04)	$–	$–	$(0.04)	$–	$11.82	12.59%[1]	$194,541	1.47%[2]	1.47%[2]	1.47%[2]	0.68%[2]	10%
2012	9.90	0.17	1.21	1.38	(0.13)	(0.62)	–	(0.75)	–	10.53	14.08	163,412	1.43	1.43	1.43	1.51	17
2011	10.31	0.09	(0.30)	(0.21)	(0.05)	(0.15)	–	(0.20)	–	9.90	(1.97)	177,812	1.44	1.44	1.44	0.90	21
2010	8.47	0.13	1.81	1.94	(0.10)	–	–	(0.10)	–	10.31	23.08	95,319	1.43	1.43	1.43	1.46	15
2009	6.81	0.11	1.63	1.74	(0.08)	–	–	(0.08)	–	8.47	25.89	43,281	1.42	1.42	1.42	1.44	20
2008	10.00	0.02	(3.07)	(3.05)	(0.14)	(0.00)	–	(0.14)	–	6.81	(30.56)[1]	14,064	1.46 [2]	1.46 [2]	1.46 [2]	1.81 [2]	25
Royce Heritage Fund – Investment Class
†2013	$14.48	$0.04	$1.35	$1.39	$–	$–	$–	$–	$–	$15.87	9.60%[1]	$57,116	1.14%[2]	1.14%[2]	1.14%[2]	0.46%[2]	31%
2012	13.07	0.10	1.80	1.90	(0.13)	(0.36)	–	(0.49)	–	14.48	14.70	40,374	1.20	1.20	1.20	0.94	39
2011	15.10	0.01	(1.41)	(1.40)	(0.05)	(0.59)	–	(0.64)	0.01	13.07	(9.16)	21,088	1.22	1.22	1.22	0.15	51
2010	12.12	0.04	3.31	3.35	(0.08)	(0.29)	–	(0.37)	–	15.10	27.71	13,313	1.25	1.25	1.24	0.35	66
2009	7.97	0.02	4.13	4.15	–	–	–	–	–	12.12	52.07	10,052	1.34	1.34	1.24	0.19	59
2008	12.88	0.04	(4.70)	(4.66)	–	(0.25)	–	(0.25)	–	7.97	(36.07)	5,522	1.39	1.38	1.24	0.40	128
Royce Heritage Fund – Service Class
†2013	$14.45	$0.01	$1.35	$1.36	$–	$–	$–	$–	$–	$15.81	9.41%[1]	$208,031	1.45%[2]	1.45%[2]	1.42%[2]	0.14%[2]	31%
2012	13.00	0.08	1.78	1.86	(0.05)	(0.36)	–	(0.41)	–	14.45	14.39	203,112	1.46	1.46	1.45	0.56	39
2011	15.03	(0.01)	(1.40)	(1.41)	(0.03)	(0.59)	–	(0.62)	–	13.00	(9.39)	218,770	1.47	1.47	1.44	(0.07)	51
2010	12.07	0.03	3.28	3.31	(0.06)	(0.29)	–	(0.35)	–	15.03	27.50	243,822	1.47	1.47	1.38	0.21	66
2009	7.95	(0.00)	4.12	4.12	–	–	–	–	–	12.07	51.82	182,690	1.51	1.51	1.42	(0.02)	59
2008	12.88	0.02	(4.70)	(4.68)	–	(0.25)	–	(0.25)	–	7.95	(36.22)	78,526	1.50	1.49	1.49	0.14	128
Royce Heritage Fund – Consultant Class
†2013	$11.68	$(0.05)	$1.09	$1.04	$–	$–	$–	$–	$–	$12.72	8.90%[1]	$14,559	2.33%[2]	2.33%[2]	2.33%[2]	(0.76)%[2]	31%
2012	10.64	(0.04)	1.44	1.40	–	(0.36)	–	(0.36)	–	11.68	13.30	13,909	2.41	2.41	2.41	(0.39)	39
2011	12.50	(0.11)	(1.16)	(1.27)	–	(0.59)	–	(0.59)	–	10.64	(10.14)	13,850	2.28	2.28	2.28	(0.91)	51
2010	10.14	(0.08)	2.73	2.65	–	(0.29)	–	(0.29)	–	12.50	26.22	12,801	2.36	2.36	2.36	(0.77)	66
2009	6.75	(0.09)	3.48	3.39	–	–	–	–	–	10.14	50.22	7,485	2.55	2.55	2.49	(1.05)	59
2008	11.10	(0.08)	(4.03)	(4.11)	–	(0.25)	–	(0.25)	0.01	6.75	(36.81)	4,609	2.69	2.68	2.49	(0.86)	128

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 103

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Heritage Fund – R Class [b]
†2013	$10.86	$(0.01)	$1.01	$1.00	$–	$–	$–	$–	$–	$11.86	9.21%[1]	$6,366	1.86%[2]	1.86%[2]	1.84%[2]	(0.25)%[2]	31%
2012	9.87	0.02	1.34	1.36	(0.01)	(0.36)	–	(0.37)	–	10.86	13.88	4,832	1.95	1.95	1.84	0.17	39
2011	11.63	(0.06)	(1.07)	(1.13)	(0.04)	(0.59)	–	(0.63)	–	9.87	(9.73)	4,081	1.90	1.90	1.84	(0.45)	51
2010	9.43	(0.03)	2.55	2.52	(0.03)	(0.29)	–	(0.32)	–	11.63	26.84	1,909	2.22	2.22	1.84	(0.25)	66
2009	6.23	(0.05)	3.25	3.20	–	–	–	–	–	9.43	51.36	832	4.03	4.03	1.84	(0.56)	59
2008	10.00	(0.01)	(3.51)	(3.52)	–	(0.25)	–	(0.25)	–	6.23	(35.05)[1]	65	19.77 [2]	19.76 [2]	1.84 [2]	(0.27)[2]	128
Royce Heritage Fund – K Class [b]
†2013	$10.90	$(0.00)	$1.01	$1.01	$–	$–	$–	$–	$–	$11.91	9.27%[1]	$7,186	1.65%[2]	1.65%[2]	1.59%[2]	(0.03)%[2]	31%
2012	9.93	0.04	1.36	1.40	(0.07)	(0.36)	–	(0.43)	–	10.90	14.22	7,077	1.61	1.61	1.59	0.42	39
2011	11.68	(0.04)	(1.08)	(1.12)	(0.04)	(0.59)	–	(0.63)	–	9.93	(9.53)	7,787	1.66	1.66	1.59	(0.24)	51
2010	9.46	(0.03)	2.60	2.57	(0.06)	(0.29)	–	(0.35)	–	11.68	27.29	5,214	1.67	1.67	1.59	(0.00)	66
2009	6.24	(0.02)	3.24	3.22	–	–	–	–	–	9.46	51.60	287	5.82	5.82	1.59	(0.26)	59
2008	10.00	(0.00)	(3.51)	(3.51)	–	(0.25)	–	(0.25)	–	6.24	(34.95)[1]	65	19.53 [2]	19.53 [2]	1.59 [2]	(0.02)[2]	128
Royce Opportunity Fund – Investment Class
†2013	$11.95	$(0.02)	$2.23	$2.21	$–	$–	$–	$–	$–	$14.16	18.49%[1]	$1,088,976	1.16%[2]	1.16%[2]	1.16%[2]	(0.32)%[2]	23%
2012	10.32	0.00	2.30	2.30	–	(0.67)	–	(0.67)	–	11.95	22.59	921,473	1.13	1.13	1.13	0.02	34
2011	12.08	(0.04)	(1.53)	(1.57)	–	(0.19)	–	(0.19)	–	10.32	(12.95)	878,824	1.16	1.16	1.16	(0.38)	35
2010	9.03	(0.04)	3.09	3.05	–	–	–	–	–	12.08	33.78	1,170,607	1.17	1.17	1.17	(0.44)	47
2009	5.57	(0.03)	3.49	3.46	(0.00)	–	–	(0.00)	–	9.03	62.14	836,268	1.22	1.22	1.22	(0.43)	44
2008	11.02	0.06	(5.12)	(5.06)	(0.05)	(0.34)	–	(0.39)	–	5.57	(45.73)	581,860	1.17	1.17	1.17	0.63	52
Royce Opportunity Fund – Service Class
†2013	$11.55	$(0.04)	$2.16	$2.12	$–	$–	$–	$–	$–	$13.67	18.35%[1]	$300,861	1.43%[2]	1.43%[2]	1.43%[2]	(0.59)%[2]	23%
2012	10.03	(0.04)	2.23	2.19	–	(0.67)	–	(0.67)	–	11.55	22.14	205,084	1.46	1.46	1.46	(0.32)	34
2011	11.78	(0.08)	(1.49)	(1.57)	–	(0.19)	–	(0.19)	0.01	10.03	(13.20)	160,496	1.48	1.48	1.48	(0.73)	35
2010	8.83	(0.08)	3.03	2.95	–	–	–	–	–	11.78	33.41	312,728	1.46	1.46	1.46	(0.78)	47
2009	5.46	(0.05)	3.42	3.37	–	–	–	–	–	8.83	61.72	298,410	1.47	1.47	1.47	(0.69)	44
2008	10.80	0.04	(5.00)	(4.96)	(0.04)	(0.34)	–	(0.38)	–	5.46	(45.76)	162,607	1.41	1.41	1.34	0.40	52
Royce Opportunity Fund – Consultant Class
†2013	$11.01	$(0.09)	$2.06	$1.97	$–	$–	$–	$–	$–	$12.98	17.89%[1]	$14,725	2.28%[2]	2.28%[2]	2.28%[2]	(1.44)%[2]	23%
2012	9.67	(0.13)	2.14	2.01	–	(0.67)	–	(0.67)	–	11.01	21.09	11,930	2.36	2.36	2.36	(1.22)	34
2011	11.46	(0.15)	(1.45)	(1.60)	–	(0.19)	–	(0.19)	–	9.67	(13.91)	11,884	2.24	2.24	2.24	(1.44)	35
2010	8.66	(0.15)	2.95	2.80	–	–	–	–	–	11.46	32.33	13,126	2.29	2.29	2.29	(1.56)	47
2009	5.42	(0.11)	3.35	3.24	–	–	–	–	–	8.66	59.78	7,500	2.45	2.45	2.45	(1.66)	44
2008	10.78	(0.07)	(4.95)	(5.02)	–	(0.34)	–	(0.34)	–	5.42	(46.40)	4,707	2.48	2.47	2.47	(0.74)	52
104 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund – Institutional Class
†2013	$12.06	$(0.01)	$2.25	$2.24	$–	$–	$–	$–	$–	$14.30	18.57%[1]	$861,500	1.03%[2]	1.03%[2]	1.03%[2]	(0.19)%[2]	23%
2012	10.40	0.01	2.32	2.33	–	(0.67)	–	(0.67)	–	12.06	22.70	689,939	1.04	1.04	1.04	0.11	34
2011	12.16	(0.03)	(1.54)	(1.57)	–	(0.19)	–	(0.19)	–	10.40	(12.86)	574,826	1.03	1.03	1.03	(0.24)	35
2010	9.07	(0.03)	3.12	3.09	–	–	–	–	–	12.16	34.07	702,220	1.04	1.04	1.04	(0.32)	47
2009	5.60	(0.02)	3.50	3.48	(0.01)	–	–	(0.01)	–	9.07	62.23	502,300	1.04	1.04	1.04	(0.26)	44
2008	11.09	0.05	(5.13)	(5.08)	(0.07)	(0.34)	–	(0.41)	–	5.60	(45.66)	310,272	1.04	1.04	1.04	0.60	52
Royce Opportunity Fund – R Class
†2013	$11.46	$(0.06)	$2.14	$2.08	$–	$–	$–	$–	$–	$13.54	18.15%[1]	$13,493	1.80%[2]	1.80%[2]	1.80%[2]	(0.96)%[2]	23%
2012	9.98	(0.07)	2.22	2.15	–	(0.67)	–	(0.67)	–	11.46	21.85	6,612	2.01	2.01	1.84	(0.62)	34
2011	11.78	(0.10)	(1.51)	(1.61)	–	(0.19)	–	(0.19)	–	9.98	(13.62)	3,088	2.03	2.03	1.84	(0.98)	35
2010	8.86	(0.11)	3.03	2.92	–	–	–	–	–	11.78	32.96	1,407	2.88	2.88	1.84	(1.06)	47
2009	5.50	(0.07)	3.43	3.36	–	–	–	–	–	8.86	61.09	341	9.91	9.91	1.84	(1.05)	44
2008	11.02	(0.06)	(5.08)	(5.14)	(0.04)	(0.34)	–	(0.38)	–	5.50	(46.50)	64	18.28	18.27	1.84	(0.04)	52
Royce Opportunity Fund – K Class [b]
†2013	$10.70	$(0.04)	$2.00	$1.96	$–	$–	$–	$–	$–	$12.66	18.32%[1]	$12,100	1.44%[2]	1.44%[2]	1.44%[2]	(0.60)%[2]	23%
2012	9.33	(0.04)	2.08	2.04	–	(0.67)	–	(0.67)	–	10.70	22.19	8,828	1.52	1.52	1.52	(0.36)	34
2011	10.98	(0.07)	(1.39)	(1.46)	–	(0.19)	–	(0.19)	–	9.33	(13.25)	6,484	1.46	1.46	1.46	(0.68)	35
2010	8.24	(0.07)	2.81	2.74	–	–	–	–	–	10.98	33.25	6,657	1.63	1.63	1.59	(0.76)	47
2009	5.11	(0.06)	3.19	3.13	–	–	–	–	–	8.24	61.25	286	6.85	6.85	1.59	(0.86)	44
2008	10.00	(0.00)	(4.51)	(4.51)	(0.04)	(0.34)	–	(0.38)	–	5.11	(44.92)[1]	24	44.39 [2]	44.39 [2]	1.59 [2]	(0.06)[2]	52
Royce Special Equity Fund – Investment Class
†2013	$21.13	$0.04	$2.58	$2.62	$–	$–	$–	$–	$–	$23.75	12.40%[1]	$2,314,919	1.12%[2]	1.12%[2]	1.12%[2]	0.36%[2]	14%
2012	19.70	0.46	2.53	2.99	(0.46)	(1.10)	–	(1.56)	–	21.13	15.36	2,048,091	1.13	1.13	1.13	2.20	31
2011	20.87	0.05	(0.05)	0.00	(0.09)	(1.08)	–	(1.17)	–	19.70	0.08	1,677,393	1.15	1.15	1.15	0.23	23
2010	17.50	0.14	3.29	3.43	(0.06)	–	–	(0.06)	–	20.87	19.61	1,487,632	1.17	1.16	1.16	0.78	21
2009	13.69	0.07	3.80	3.87	(0.07)	–	–	(0.07)	0.01	17.50	28.38	842,678	1.17	1.17	1.17	0.62	10
2008	18.27	0.21	(3.83)	(3.62)	(0.21)	(0.75)	–	(0.96)	–	13.69	(19.62)	316,558	1.15	1.15	1.15	1.32	27
Royce Special Equity Fund – Service Class
†2013	$21.12	$0.01	$2.57	$2.58	$–	$–	$–	$–	$–	$23.70	12.22%[1]	$296,812	1.43%[2]	1.43%[2]	1.39%[2]	0.09%[2]	14%
2012	19.66	0.42	2.52	2.94	(0.38)	(1.10)	–	(1.48)	–	21.12	15.10	250,915	1.43	1.43	1.39	1.90	31
2011	20.83	0.00	(0.05)	(0.05)	(0.05)	(1.08)	–	(1.13)	0.01	19.66	(0.12)	216,143	1.45	1.45	1.39	0.00	23
2010	17.48	0.10	3.27	3.37	(0.03)	–	–	(0.03)	0.01	20.83	19.33	160,870	1.48	1.48	1.39	0.56	21
2009	13.69	(0.00)	3.84	3.84	(0.06)	–	–	(0.06)	0.01	17.48	28.11	72,360	1.52	1.52	1.39	0.29	10
2008	18.28	0.11	(3.77)	(3.66)	(0.19)	(0.75)	–	(0.94)	0.01	13.69	(19.74)	9,549	1.83	1.82	1.35	1.27	27

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 105

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Fund – Consultant Class
†2013	$20.20	$(0.07)	$2.45	$2.38	$–	$–	$–	$–	$–	$22.58	11.78%[1]	$63,474	2.15%[2]	2.15%[2]	2.15%[2]	(0.67)%[2]	14%
2012	18.88	0.23	2.42	2.65	(0.23)	(1.10)	–	(1.33)	–	20.20	14.20	57,755	2.18	2.18	2.18	1.13	31
2011	20.16	(0.15)	(0.05)	(0.20)	–	(1.08)	–	(1.08)	–	18.88	(0.93)	50,253	2.16	2.16	2.16	(0.77)	23
2010	17.03	(0.04)	3.17	3.13	–	–	–	–	–	20.16	18.38	38,497	2.17	2.17	2.17	(0.22)	21
2009	13.42	(0.06)	3.67	3.61	–	–	–	–	–	17.03	26.90	20,891	2.23	2.23	2.23	(0.41)	10
2008	17.87	0.03	(3.72)	(3.69)	(0.01)	(0.75)	–	(0.76)	–	13.42	(20.46)	11,460	2.26	2.26	2.26	0.18	27
Royce Special Equity Fund – Institutional Class
†2013	$21.02	$0.05	$2.56	$2.61	$–	$–	$–	$–	$–	$23.63	12.42%[1]	$663,124	1.01%[2]	1.01%[2]	1.01%[2]	0.47%[2]	14%
2012	19.63	0.49	2.51	3.00	(0.51)	(1.10)	–	(1.61)	–	21.02	15.46	571,388	1.02	1.02	1.02	2.28	31
2011	20.79	0.07	(0.03)	0.04	(0.12)	(1.08)	–	(1.20)	–	19.63	0.25	481,855	1.03	1.03	1.03	0.36	23
2010	17.44	0.16	3.27	3.43	(0.08)	–	–	(0.08)	–	20.79	19.69	445,168	1.04	1.04	1.04	0.91	21
2009	13.65	0.11	3.77	3.88	(0.09)	–	–	(0.09)	–	17.44	28.42	280,253	1.05	1.05	1.05	0.81	10
2008	18.22	0.21	(3.80)	(3.59)	(0.23)	(0.75)	–	(0.98)	–	13.65	(19.52)	161,840	1.05	1.05	1.05	1.43	27
Royce Value Fund – Investment Class
†2013	$11.37	$0.00	$0.98	$0.98	$–	$–	$–	$–	$–	$12.35	8.62%[1]	$180,893	1.22%[2]	1.21%[2]	1.21%[2]	0.07%[2]	29%
2012	10.97	0.15	0.92	1.07	(0.14)	(0.53)	–	(0.67)	–	11.37	9.88	206,316	1.19	1.19	1.19	1.22	25
2011	12.70	0.00	(0.92)	(0.92)	(0.07)	(0.75)	–	(0.82)	0.01	10.97	(7.17)	218,126	1.17	1.17	1.17	0.09	35
2010	10.16	0.03	2.55	2.58	(0.04)	–	–	(0.04)	–	12.70	25.42	115,007	1.16	1.16	1.16	0.32	35
2009	7.00	0.01	3.15	3.16	–	–	–	–	–	10.16	45.14	67,249	1.14	1.14	1.14	0.06	49
2008	10.62	(0.01)	(3.61)	(3.62)	–	–	–	–	–	7.00	(34.09)	18,993	1.16	1.16	1.16	(0.06)	41
Royce Value Fund – Service Class
†2013	$11.34	$(0.01)	$0.97	$0.96	$–	$–	$–	$–	$–	$12.30	8.47%[1]	$701,940	1.49%[2]	1.49%[2]	1.49%[2]	(0.21)%[2]	29%
2012	10.94	0.12	0.91	1.03	(0.10)	(0.53)	–	(0.63)	–	11.34	9.56	831,673	1.45	1.45	1.45	0.90	25
2011	12.65	(0.03)	(0.92)	(0.95)	(0.02)	(0.75)	–	(0.77)	0.01	10.94	(7.41)	1,083,903	1.45	1.45	1.44	(0.23)	35
2010	10.13	0.00	2.53	2.53	(0.01)	–	–	(0.01)	–	12.65	24.97	1,415,766	1.46	1.46	1.44	0.04	35
2009	7.00	(0.03)	3.16	3.13	–	–	–	–	–	10.13	44.71	1,178,806	1.47	1.47	1.45	(0.31)	49
2008	10.64	(0.03)	(3.62)	(3.65)	–	–	–	–	0.01	7.00	(34.21)	704,406	1.45	1.45	1.45	(0.34)	41
Royce Value Fund – Consultant Class
†2013	$10.81	$(0.06)	$0.92	$0.86	$–	$–	$–	$–	$–	$11.67	7.96%[1]	$29,350	2.27%[2]	2.27%[2]	2.27%[2]	(0.99)%[2]	29%
2012	10.46	0.02	0.89	0.91	(0.03)	(0.53)	–	(0.56)	–	10.81	8.77	33,480	2.26	2.26	2.26	0.15	25
2011	12.21	(0.11)	(0.89)	(1.00)	–	(0.75)	–	(0.75)	–	10.46	(8.20)	36,104	2.17	2.17	2.17	(0.94)	35
2010	9.84	(0.07)	2.44	2.37	–	–	–	–	–	12.21	24.09	35,167	2.18	2.18	2.18	(0.69)	35
2009	6.85	(0.09)	3.08	2.99	–	–	–	–	–	9.84	43.65	27,625	2.23	2.23	2.23	(1.09)	49
2008	10.50	(0.11)	(3.54)	(3.65)	–	–	–	–	–	6.85	(34.76)	15,915	2.29	2.28	2.28	(1.18)	41

106 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Fund – Institutional Class
†2013	$11.38	$0.01	$0.98	$0.99	$–	$–	$–	$–	$–	$12.37	8.70%[1]	$208,080	1.05%[2]	1.05%[2]	1.05%[2]	0.25%[2]	29%
2012	10.98	0.17	0.92	1.09	(0.16)	(0.53)	–	(0.69)	–	11.38	10.04	202,643	1.05	1.05	1.05	1.41	25
2011	12.71	0.03	(0.94)	(0.91)	(0.07)	(0.75)	–	(0.82)	–	10.98	(7.12)	190,591	1.04	1.04	1.04	0.19	35
2010	10.17	0.05	2.54	2.59	(0.05)	–	–	(0.05)	–	12.71	25.52	219,111	1.04	1.04	1.04	0.45	35
2009	7.00	0.01	3.16	3.17	–	–	–	–	–	10.17	45.29	167,215	1.04	1.04	1.04	0.10	49
2008	10.61	0.00	(3.61)	(3.61)	–	–	–	–	–	7.00	(34.02)	114,244	1.04	1.04	1.04	0.03	41
Royce Value Fund – R Class
†2013	$11.16	$(0.03)	$0.95	$0.92	$–	$–	$–	$–	$–	$12.08	8.24%[1]	$37,291	1.80%[2]	1.80%[2]	1.80%[2]	(0.50)%[2]	29%
2012	10.78	0.07	0.91	0.98	(0.07)	(0.53)	–	(0.60)	–	11.16	9.18	37,679	1.85	1.85	1.85	0.59	25
2011	12.54	(0.06)	(0.91)	(0.97)	(0.04)	(0.75)	–	(0.79)	–	10.78	(7.75)	34,151	1.68	1.68	1.68	(0.44)	35
2010	10.05	(0.02)	2.51	2.49	(0.00)	–	–	(0.00)	–	12.54	24.81	26,524	1.68	1.67	1.67	(0.16)	35
2009	6.97	(0.06)	3.14	3.08	–	–	–	–	–	10.05	44.19	6,114	2.08	2.08	1.84	(0.68)	49
2008	10.63	(0.06)	(3.62)	(3.68)	–	–	–	–	0.02	6.97	(34.43)	326	6.72	6.71	1.84	(0.68)	41
Royce Value Fund – K Class [b]
†2013	$9.14	$(0.01)	$0.78	$0.77	$–	$–	$–	$–	$–	$9.91	8.42%[1]	$17,894	1.57%[2]	1.57%[2]	1.57%[2]	(0.27)%[2]	29%
2012	8.95	0.09	0.75	0.84	(0.12)	(0.53)	–	(0.65)	–	9.14	9.49	18,209	1.53	1.53	1.53	0.98	25
2011	10.54	(0.03)	(0.77)	(0.80)	(0.04)	(0.75)	–	(0.79)	–	8.95	(7.54)	14,079	1.54	1.54	1.54	(0.33)	35
2010	8.46	(0.00)	2.10	2.10	(0.02)	–	–	(0.02)	–	10.54	24.82	13,195	1.50	1.50	1.50	0.01	35
2009	5.91	(0.03)	2.58	2.55	–	–	–	–	–	8.46	43.15	4,721	1.73	1.73	1.59	(0.43)	49
2008	10.00	(0.01)	(4.08)	(4.09)	–	–	–	–	–	5.91	(40.90)[1]	1,550	9.63 [2]	9.63 [2]	1.59 [2]	(0.35)[2]	41
Royce Value Plus Fund – Investment Class
†2013	$13.90	$(0.04)	$1.77	$1.73	$–	$–	$–	$–	$–	$15.63	12.45%[1]	$232,227	1.34%[2]	1.34%[2]	1.34%[2]	(0.50)%[2]	28%
2012	12.04	(0.02)	1.88	1.86	–	–	–	–	–	13.90	15.45	228,016	1.27	1.27	1.27	(0.14)	32
2011	13.52	(0.06)	(1.27)	(1.33)	(0.15)	–	–	(0.15)	–	12.04	(9.79)	298,073	1.13	1.13	1.13	(0.42)	49
2010	11.31	(0.02)	2.31	2.29	(0.08)	–	–	(0.08)	–	13.52	20.25	305,161	1.08	1.08	1.08	(0.14)	48
2009	7.97	0.01	3.33	3.34	–	–	–	–	–	11.31	41.91	261,906	1.06	1.06	1.06	0.13	39
2008	13.80	(0.02)	(5.63)	(5.65)	–	(0.18)	–	(0.18)	–	7.97	(40.88)	122,043	1.07	1.07	1.07	(0.15)	42
Royce Value Plus Fund – Service Class
†2013	$13.83	$(0.05)	$1.76	$1.71	$–	$–	$–	$–	$–	$15.54	12.36%[1]	$940,440	1.49%[2]	1.49%[2]	1.47%[2]	(0.63)%[2]	28%
2012	12.00	(0.04)	1.87	1.83	–	–	–	–	–	13.83	15.25	966,735	1.45	1.45	1.44	(0.33)	32
2011	13.42	(0.08)	(1.26)	(1.34)	(0.08)	–	–	(0.08)	–	12.00	(9.98)	1,417,973	1.44	1.44	1.42	(0.74)	49
2010	11.24	(0.06)	2.27	2.21	(0.03)	–	–	(0.03)	–	13.42	19.70	2,454,325	1.44	1.44	1.42	(0.53)	48
2009	7.95	(0.02)	3.31	3.29	–	–	–	–	–	11.24	41.38	2,505,017	1.47	1.47	1.45	(0.25)	39
2008	13.81	(0.06)	(5.62)	(5.68)	–	(0.18)	–	(0.18)	–	7.95	(41.07)	1,709,764	1.44	1.43	1.43	(0.53)	42

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 107

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Plus Fund – Consultant Class
†2013	$13.24	$(0.11)	$1.68	$1.57	$–	$–	$–	$–	$–	$14.81	11.86%[1]	$20,230	2.33%[2]	2.33%[2]	2.33%[2]	(1.49)%[2]	28%
2012	11.60	(0.15)	1.79	1.64	–	–	–	–	–	13.24	14.14	19,618	2.37	2.37	2.37	(1.21)	32
2011	12.99	(0.19)	(1.20)	(1.39)	–	–	–	–	–	11.60	(10.70)	20,245	2.19	2.19	2.19	(1.50)	49
2010	10.93	(0.14)	2.20	2.06	–	–	–	–	–	12.99	18.85	30,279	2.16	2.16	2.16	(1.26)	48
2009	7.79	(0.09)	3.23	3.14	–	–	–	–	–	10.93	40.31	31,154	2.20	2.20	2.20	(0.98)	39
2008	13.65	(0.15)	(5.53)	(5.68)	–	(0.18)	–	(0.18)	–	7.79	(41.55)	26,024	2.21	2.21	2.21	(1.30)	42
Royce Value Plus Fund – Institutional Class
†2013	$13.94	$(0.02)	$1.77	$1.75	$–	$–	$–	$–	$–	$15.69	12.55%[1]	$192,879	1.07%[2]	1.07%[2]	1.07%[2]	(0.24)%[2]	28%
2012	12.05	0.01	1.88	1.89	–	–	–	–	–	13.94	15.68	216,572	1.06	1.06	1.06	0.08	32
2011	13.52	(0.01)	(1.30)	(1.31)	(0.16)	–	–	(0.16)	–	12.05	(9.70)	261,425	1.05	1.05	1.05	(0.36)	49
2010	11.31	(0.01)	2.30	2.29	(0.08)	–	–	(0.08)	–	13.52	20.25	425,911	1.04	1.04	1.04	(0.12)	48
2009	7.97	0.01	3.33	3.34	–	–	–	–	–	11.31	41.91	357,734	1.06	1.06	1.06	0.08	39
2008	13.80	(0.01)	(5.64)	(5.65)	–	(0.18)	–	(0.18)	–	7.97	(40.88)	143,315	1.04	1.04	1.04	(0.13)	42
Royce Value Plus Fund – R Class
†2013	$13.51	$(0.07)	$1.70	$1.63	$–	$–	$–	$–	$–	$15.14	12.07%[1]	$1,563	2.42%[2]	2.42%[2]	1.84%[2]	(0.99)%[2]	28%
2012	11.77	(0.09)	1.83	1.74	–	–	–	–	–	13.51	14.78	1,221	2.35	2.35	1.84	(0.66)	32
2011	13.24	(0.15)	(1.23)	(1.38)	(0.09)	–	–	(0.09)	–	11.77	(10.40)	1,079	2.45	2.45	1.84	(1.12)	49
2010	11.13	(0.11)	2.26	2.15	(0.04)	–	–	(0.04)	–	13.24	19.34	942	2.75	2.75	1.84	(0.90)	48
2009	7.91	(0.06)	3.28	3.22	–	–	–	–	–	11.13	40.71	642	3.76	3.76	1.84	(0.70)	39
2008	13.80	(0.09)	(5.62)	(5.71)	–	(0.18)	–	(0.18)	–	7.91	(41.31)	331	6.62	6.62	1.84	(0.92)	42
Royce Value Plus Fund – K Class [b]
†2013	$10.10	$(0.04)	$1.28	$1.24	$–	$–	$–	$–	$–	$11.34	12.28%[1]	$889	2.84%[2]	2.84%[2]	1.59%[2]	(0.73)%[2]	28%
2012	8.78	(0.04)	1.36	1.32	–	–	–	–	–	10.10	15.03	486	2.96	2.96	1.59	(0.45)	32
2011	9.77	(0.08)	(0.91)	(0.99)	–	–	–	–	–	8.78	(10.13)	501	1.86	1.86	1.59	(0.86)	49
2010	8.22	(0.06)	1.67	1.61	(0.06)	–	–	(0.06)	–	9.77	19.55	1,851	1.88	1.88	1.59	(0.67)	48
2009	5.82	(0.03)	2.43	2.40	–	–	–	–	–	8.22	41.24	1,363	2.46	2.45	1.59	(0.38)	39
2008	10.00	(0.04)	(3.96)	(4.00)	–	(0.18)	–	(0.18)	–	5.82	(39.91)[1]	31	39.36 [2]	39.36 [2]	1.59 [2]	(0.75)[2]	42
Royce 100 Fund – Investment Class
†2013	$8.85	$(0.00)	$0.96	$0.96	$–	$–	$–	$–	$–	$9.81	10.85%[1]	$55,270	1.20%[2]	1.20%[2]	1.20%[2]	(0.04)%[2]	14%
2012	8.74	0.12	0.88	1.00	(0.15)	(0.74)	–	(0.89)	–	8.85	11.78	68,395	1.19	1.19	1.19	1.31	13
2011	9.82	(0.03)	(0.60)	(0.63)	(0.00)	(0.45)	–	(0.45)	–	8.74	(6.31)	63,012	1.17	1.17	1.17	(0.27)	27
2010	7.94	0.03	1.96	1.99	–	(0.11)	–	(0.11)	–	9.82	25.06	66,011	1.17	1.17	1.17	0.33	27
2009	5.74	0.00	2.20	2.20	–	–	–	–	–	7.94	38.33	35,165	1.22	1.22	1.22	0.03	42
2008	8.23	0.01	(2.41)	(2.40)	–	(0.09)	–	(0.09)	–	5.74	(29.13)	15,748	1.39	1.39	1.24	0.21	72

108 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce 100 Fund – Service Class
†2013	$8.81	$(0.02)	$0.95	$0.93	$–	$–	$–	$–	$–	$9.74	10.56%[1]	$213,687	1.49%[2]	1.49%[2]	1.47%[2]	(0.32)%[2]	14%
2012	8.67	0.11	0.86	0.97	(0.09)	(0.74)	–	(0.83)	–	8.81	11.52	220,674	1.46	1.46	1.42	1.03	13
2011	9.76	(0.05)	(0.59)	(0.64)	–	(0.45)	–	(0.45)	–	8.67	(6.52)	310,825	1.47	1.47	1.42	(0.53)	27
2010	7.91	0.00	1.96	1.96	–	(0.11)	–	(0.11)	–	9.76	24.77	366,184	1.50	1.50	1.46	0.03	27
2009	5.73	(0.01)	2.19	2.18	–	–	–	–	–	7.91	38.05	197,607	1.54	1.54	1.49	(0.19)	42
2008	8.22	(0.01)	(2.40)	(2.41)	–	(0.09)	–	(0.09)	0.01	5.73	(29.17)	43,882	1.57	1.56	1.49	(0.10)	72
Royce 100 Fund – R Class [b]
†2013	$10.84	$(0.04)	$1.17	$1.13	$–	$–	$–	$–	$–	$11.97	10.42%[1]	$2,464	2.83%[2]	2.83%[2]	1.84%[2]	(0.69)%[2]	14%
2012	10.46	0.05	1.07	1.12	–	(0.74)	–	(0.74)	–	10.84	10.95	2,554	2.57	2.57	1.84	0.46	13
2011	11.72	(0.10)	(0.71)	(0.81)	–	(0.45)	–	(0.45)	–	10.46	(6.88)	3,469	2.70	2.69	1.84	(0.88)	27
2010	9.52	(0.03)	2.34	2.31	–	(0.11)	–	(0.11)	–	11.72	24.26	1,358	2.22	2.21	1.84	(0.29)	27
2009	6.93	(0.05)	2.64	2.59	–	–	–	–	–	9.52	37.37	296	6.58	6.57	1.84	(0.56)	42
2008	10.00	(0.02)	(2.96)	(2.98)	–	(0.09)	–	(0.09)	–	6.93	(29.78)[1]	70	18.97 [2]	18.97 [2]	1.84 [2]	(0.44)[2]	72
Royce 100 Fund – K Class [b]
†2013	$10.95	$(0.03)	$1.19	$1.16	$–	$–	$–	$–	$–	$12.11	10.59%[1]	$3,841	1.71%[2]	1.71%[2]	1.59%[2]	(0.43)%[2]	14%
2012	10.56	0.11	1.06	1.17	(0.04)	(0.74)	–	(0.78)	–	10.95	11.37	3,554	1.68	1.68	1.59	0.88	13
2011	11.81	(0.08)	(0.72)	(0.80)	–	(0.45)	–	(0.45)	–	10.56	(6.75)	4,447	1.66	1.66	1.59	(0.68)	27
2010	9.57	0.02	2.33	2.35	–	(0.11)	–	(0.11)	–	11.81	24.55	2,915	1.89	1.89	1.59	0.20	27
2009	6.94	(0.03)	2.66	2.63	–	–	–	–	–	9.57	37.90	186	5.78	5.78	1.59	(0.41)	42
2008	10.00	(0.01)	(2.96)	(2.97)	–	(0.09)	–	(0.09)	–	6.94	(29.68)[1]	95	17.55 [2]	17.55 [2]	1.59 [2]	(0.13)[2]	72
Royce Dividend Value Fund – Investment Class
†2013	$7.29	$0.05	$0.76	$0.81	$(0.05)	$–	$–	$(0.05)	$–	$8.05	11.11%[1]	$173,694	1.17%[2]	1.17%[2]	1.17%[2]	1.23%[2]	10%
2012	6.34	0.14	0.95	1.09	(0.12)	(0.02)	–	(0.14)	–	7.29	17.26	118,820	1.19	1.19	1.19	1.99	28
2011	6.80	0.07	(0.37)	(0.30)	(0.07)	(0.09)	–	(0.16)	–	6.34	(4.46)	85,188	1.20	1.20	1.20	1.14	14
2010	5.31	0.09	1.51	1.60	(0.08)	(0.03)	–	(0.11)	–	6.80	30.46	35,626	1.38	1.38	1.24	1.56	21
2009	3.90	0.07	1.40	1.47	(0.06)	–	–	(0.06)	–	5.31	38.22	13,208	1.69	1.69	1.24	1.70	43
2008	5.82	0.11	(1.91)	(1.80)	(0.12)	(0.00)	–	(0.12)	–	3.90	(31.38)	1,881	2.84	2.83	1.24	2.13	61
Royce Dividend Value Fund – Service Class
†2013	$7.35	$0.04	$0.76	$0.80	$(0.04)	$–	$–	$(0.04)	$–	$8.11	10.89%[1]	$326,603	1.45%[2]	1.45%[2]	1.44%[2]	0.95%[2]	10%
2012	6.38	0.12	0.95	1.07	(0.08)	(0.02)	–	(0.10)	–	7.35	16.95	252,443	1.48	1.48	1.46	1.74	28
2011	6.82	0.05	(0.36)	(0.31)	(0.04)	(0.09)	–	(0.13)	–	6.38	(4.55)	201,634	1.48	1.48	1.46	0.84	14
2010	5.33	0.08	1.51	1.59	(0.07)	(0.03)	–	(0.10)	–	6.82	30.11	117,304	1.56	1.56	1.49	1.32	21
2009	3.92	0.07	1.39	1.46	(0.05)	–	–	(0.05)	–	5.33	37.73	16,107	2.04	2.04	1.49	1.45	43
2008	5.83	0.09	(1.90)	(1.81)	(0.10)	(0.00)	–	(0.10)	–	3.92	(31.47)	4,872	2.54	2.54	1.49	1.89	61
Royce Dividend Value Fund – Institutional Class [d]
†2013	$7.28	$0.05	$0.77	$0.82	$(0.06)	$–	$–	$(0.06)	$–	$8.04	11.20%[1]	$26,355	1.11%[2]	1.11%[2]	1.04%[2]	1.34%[2]	10%
2012	6.80	0.08	0.50	0.58	(0.08)	(0.02)	–	(0.10)	–	7.28	8.51 [1]	23,460	1.33 [2]	1.33 [2]	1.04 [2]	3.48 [2]	28

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 109

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Global Value Fund – Investment Class [e]
†2013	$12.91	$0.10	$(0.70)	$(0.60)	$–	$–	$–	$–	$–	$12.31	(4.65)%[1]	$173,665	1.46%[2]	1.46%[2]	1.46%[2]	1.52%[2]	24%
2012	11.74	0.14	1.19	1.33	(0.16)	–	–	(0.16)	–	12.91	11.37	178,319	1.47	1.47	1.44	1.16	36
2011	14.54	0.13	(2.82)	(2.69)	(0.12)	–	–	(0.12)	0.01	11.74	(18.48)	141,180	1.42	1.42	1.42	0.80	77
2010	11.02	(0.06)	3.68	3.62	(0.10)	–	–	(0.10)	–	14.54	32.88 [1]	6,626	2.07 [2]	2.07 [2]	1.44 [2]	(0.58)[2]	42
Royce Global Value Fund – Service Class
†2013	$12.98	$0.07	$(0.69)	$(0.62)	$–	$–	$–	$–	$–	$12.36	(4.78)%[1]	$65,195	1.85%[2]	1.85%[2]	1.69%[2]	1.13%[2]	24%
2012	11.77	0.12	1.18	1.30	(0.09)	–	–	(0.09)	–	12.98	11.03	98,274	1.80	1.80	1.69	0.88	36
2011	14.56	0.07	(2.80)	(2.73)	(0.07)	–	–	(0.07)	0.01	11.77	(18.69)	122,574	1.77	1.77	1.69	0.41	77
2010	10.79	(0.03)	3.87	3.84	(0.08)	–	–	(0.08)	0.01	14.56	35.69	141,992	1.84	1.84	1.69	0.01	42
2009	6.70	0.01	4.13	4.14	(0.06)	–	–	(0.06)	0.01	10.79	61.89	50,946	1.88	1.88	1.69	0.11	71
2008	11.20	0.14	(4.65)	(4.51)	(0.03)	(0.00)	–	(0.03)	0.04	6.70	(39.92)	31,040	1.91	1.90	1.69	1.64	45
Royce Global Value Fund – Consultant Class [f]
†2013	$12.88	$0.04	$(0.69)	$(0.65)	$–	$–	$–	$–	$–	$12.23	(5.05)%[1]	$23,798	2.51%[2]	2.51%[2]	2.44%[2]	0.55%[2]	24%
2012	11.71	0.02	1.17	1.19	(0.02)	–	–	(0.02)	–	12.88	10.13	23,383	2.55	2.55	2.44	0.16	36
2011	15.66	(0.09)	(3.80)	(3.89)	(0.06)	–	–	(0.06)	–	11.71	(24.82)[1]	18,585	2.64 [2]	2.64 [2]	2.44 [2]	(0.77)[2]	77
Royce Global Value Fund – R Class [g]
†2013	$9.69	$0.04	$(0.51)	$(0.47)	$–	$–	$–	$–	$–	$9.22	(4.85)%[1]	$90	10.02%[2]	10.02%[2]	1.99%[2]	0.82%[2]	24%
2012	10.00	0.02	(0.21)	(0.19)	(0.12)	–	–	(0.12)	–	9.69	(1.90)[1]	80	19.19 [2]	19.19 [2]	1.99 [2]	0.70 [2]	36
Royce Global Value Fund – K Class [g]
†2013	$9.69	$0.06	$(0.52)	$(0.46)	$–	$–	$–	$–	$–	$9.23	(4.75)%[1]	$40	20.81%[2]	20.81%[2]	1.74%[2]	1.23%[2]	24%
2012	10.00	0.09	(0.27)	(0.18)	(0.13)	–	–	(0.13)	–	9.69	(1.74)[1]	41	29.99 [2]	29.98 [2]	1.74 [2]	1.20 [2]	36
Royce International Smaller-Companies Fund – Service Class [h]
†2013	$11.28	$0.08	$(0.16)	$(0.08)	$–	$–	$–	$–	$–	$11.20	(0.71)%[1]	$31,637	2.02%[2]	2.02%[2]	1.69%[2]	1.40%[2]	33%
2012	9.58	0.14	1.70	1.84	(0.15)	–	–	(0.15)	0.01	11.28	19.39	26,371	2.13	2.13	1.69	1.29	44
2011	12.85	0.10	(2.51)	(2.41)	(0.08)	(0.78)	(0.01)	(0.87)	0.01	9.58	(18.75)	20,103	2.15	2.15	1.69	0.88	38
2010	10.49	0.03	2.72	2.75	(0.10)	(0.30)	–	(0.40)	0.01	12.85	26.45	18,297	2.35	2.35	1.69	0.45	55
2009	6.99	(0.02)	3.53	3.51	(0.02)	–	–	(0.02)	0.01	10.49	50.31	7,871	3.01	3.01	1.69	(0.18)	38
2008	10.00	(0.02)	(2.99)	(3.01)	–	–	–	–	–	6.99	(30.10)[1]	1,960	6.24 [2]	5.98 [2]	1.69 [2]	(0.43)[2]	1

†	Six months ended June 30, 2013 (unaudited).
[1]	Not annualized
[2]	Annualized
[a]	The Class commenced operations on June 6, 2011.
[b]	The Class commenced operations on May 15, 2008.
[c]	The Class commenced operations on May 1, 2008.
[d]	The Class commenced operations on September 4, 2012.
[e]	The Class commenced operations on September 1, 2010.
[f]	The Class commenced operations on May 2, 2011.
[g]	The Class commenced operations on March 21, 2012.
[h]	The Fund commenced operations on July 1, 2008.

110 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Global Value Fund and Royce International Smaller-Companies Fund (the “Fund” or “Funds”), are fourteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
At June 30, 2013, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Fund:

Royce International Smaller-Companies Fund   11%

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2013. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce Pennsylvania Mutual Fund
Common Stocks	$6,380,863,043	$9,393,380	$–	$6,390,256,423
Cash Equivalents	71,635,787	9,377,000	–	81,012,787
Royce Micro-Cap Fund
Common Stocks	760,724,159	–	377,962	761,102,121
Cash Equivalents	14,286,329	80,146,000	–	94,432,329

The Royce Funds 2013 Semiannual Report to Shareholders | 111

Notes to Financial Statements (unaudited) (continued)

Valuation of Investments (continued):

	Level 1	Level 2	Level 3	Total
Royce Premier Fund
Common Stocks	$6,493,977,401	$–	$–	$6,493,977,401
Cash Equivalents	56,194,485	199,418,000	–	255,612,485
Royce Low-Priced Stock Fund
Common Stocks	1,931,758,667	–	–	1,931,758,667
Cash Equivalents	89,352,412	183,002,000	–	272,354,412
Royce Total Return Fund
Common Stocks	4,638,014,330	11,707,056	–	4,649,721,386
Corporate Bonds	–	3,789,375	–	3,789,375
Cash Equivalents	3,957,333	478,504,000	–	482,461,333
Royce Heritage Fund
Common Stocks	258,629,055	–	–	258,629,055
Cash Equivalents	1,231,565	42,307,000	–	43,538,565
Royce Opportunity Fund
Common Stocks	2,049,973,934	–	–	2,049,973,934
Preferred Stocks	2,863,408	–	–	2,863,408
Cash Equivalents	68,967,724	249,540,000	–	318,507,724
Royce Special Equity Fund
Common Stocks	2,986,833,073	19,058,155	–	3,005,891,228
Cash Equivalents	11,400	328,681,000	–	328,692,400
Royce Value Fund
Common Stocks	1,132,109,164	–	–	1,132,109,164
Cash Equivalents	1,605,497	43,226,000	–	44,831,497
Royce Value Plus Fund
Common Stocks	1,333,648,722	–	–	1,333,648,722
Cash Equivalents	51,073,622	49,746,000	–	100,819,622
Royce 100 Fund
Common Stocks	269,832,689	–	–	269,832,689
Cash Equivalents	1,000,778	7,001,000	–	8,001,778
Royce Dividend Value Fund
Common Stocks	514,045,464	–	–	514,045,464
Cash Equivalents	1,676,417	9,646,000	–	11,322,417
Royce Global Value Fund
Common Stocks	254,417,357	–	–	254,417,357
Cash Equivalents	2,509,644	8,163,000	–	10,672,644
Royce International Smaller-Companies Fund
Common Stocks	29,159,841	–	–	29,159,841
Cash Equivalents	–	4,154,000	–	4,154,000

For the six months ended June 30, 2013, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Funds recognize transfers between levels as of the end of the reporting period.
At June 30, 2013, the following Funds had securities transfer from Level 2 to Level 1 within the fair value hierarchy:

	Transfers from Level 2		Transfers from Level 2
	to Level 1		to Level 1
Royce Pennsylvania Mutual Fund	$183,892,815	Royce Value Plus Fund	$53,085,787
Royce Micro-Cap Fund	87,967,267	Royce 100 Fund	14,576,454
Royce Premier Fund	475,387,557	Royce Dividend Value Fund	46,174,111
Royce Low-Priced Stock Fund	518,988,497	Royce Global Value Fund	158,847,874
Royce Total Return Fund	116,651,483	Royce International Smaller-Companies Fund	23,483,820
Royce Heritage Fund	33,846,589

Level 3 Reconciliation:

		Realized and Unrealized
	Balance as of 12/31/12	Gain (Loss)[1]	Balance as of 6/30/13
Royce Micro-Cap Fund
Common Stocks	$403,638	$(25,676)	$377,962

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

112 | The Royce Funds 2013 Semiannual Report to Shareholders

Repurchase Agreements:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.
Foreign Currency:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.
The following table presents by financial instrument, each Fund’s derivative assets net of related collateral held by each Fund at June 30, 2013:

	Gross Amount of Derivative Assets in the Statements of Assets and Liabilities[1]	Collateral Received[2]	Net Amount
Royce Pennsylvania Mutual Fund
Securities on Loan	$71,635,787	$(71,635,787)	$–
Royce Micro-Cap Fund
Securities on Loan	14,286,329	(14,286,329)	–
Royce Premier Fund
Securities on Loan	56,194,485	(56,194,485)	–
Royce Low-Priced Stock Fund
Securities on Loan	89,352,412	(89,352,412)	–
Royce Total Return Fund
Securities on Loan	3,957,333	(3,957,333)	–
Royce Heritage Fund
Securities on Loan	1,231,565	(1,231,565)	–
Royce Opportunity Fund
Securities on Loan	68,967,724	(68,967,724)	–
Royce Special Equity Fund
Securities on Loan	11,400	(11,400)	–
Royce Value Fund
Securities on Loan	1,605,497	(1,605,497)	–
Royce Value Plus Fund
Securities on Loan	51,073,622	(51,073,622)	–
Royce 100 Fund
Securities on Loan	1,000,778	(1,000,778)	–
Royce Dividend Value Fund
Securities on Loan	1,676,417	(1,676,417)	–
Royce Global Value Fund
Securities on Loan	2,509,644	(2,509,644)	–

The following table presents by financial instrument, each Fund’s derivative liabilities net of related collateral held by each Fund at June 30, 2013:

	Gross Amount of Derivative
	Liabilities in the Statements of
	Assets and Liabilities[1]	Collateral Pledged[2]	Net Amount
Royce Pennsylvania Mutual Fund
Collateral on Loaned Securities	$71,635,787	$(71,635,787)	$–
Royce Micro-Cap Fund
Collateral on Loaned Securities	14,286,329	(14,286,329)	–

The Royce Funds 2013 Semiannual Report to Shareholders | 113

Notes to Financial Statements (unaudited) (continued)

Securities Lending (continued):

	Gross Amount of Derivative
	Liabilities in the Statements of
	Assets and Liabilities[1]	Collateral Pledged[2]	Net Amount
Royce Premier Fund
Collateral on Loaned Securities	$56,194,485	$(56,194,485)	$–
Royce Low-Priced Stock Fund
Collateral on Loaned Securities	89,352,412	(89,352,412)	–
Royce Total Return Fund
Collateral on Loaned Securities	3,957,333	(3,957,333)	–
Royce Heritage Fund
Collateral on Loaned Securities	1,231,565	(1,231,565)	–
Royce Opportunity Fund
Collateral on Loaned Securities	68,967,724	(68,967,724)	–
Royce Special Equity Fund
Collateral on Loaned Securities	11,400	(11,400)	–
Royce Value Fund
Collateral on Loaned Securities	1,605,497	(1,605,497)	–
Royce Value Plus Fund
Collateral on Loaned Securities	51,073,622	(51,073,622)	–
Royce 100 Fund
Collateral on Loaned Securities	1,000,778	(1,000,778)	–
Royce Dividend Value Fund
Collateral on Loaned Securities	1,676,417	(1,676,417)	–
Royce Global Value Fund
Collateral on Loaned Securities	2,509,644	(2,509,644)	–
[1]	Absent an event of default, derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
[2]	In some cases, the actual collateral received/pledged may be more than the amount shown here due to overcollateralization. Collateral requirements differ by derivative and the enforceability of the right to offset may vary by jurisdiction.

Distributions and Taxes:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

114 | The Royce Funds 2013 Semiannual Report to Shareholders

Line of Credit:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 11, 2014. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2013.

Capital Share Transactions (in dollars):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12

Royce Pennsylvania Mutual Fund
Investment Class	$344,702,056	$662,607,895	$–	$257,795,544	$(513,763,463)	$(1,256,398,755)	$(169,061,407)	$(335,995,316)
Service Class	97,962,246	165,003,710	–	28,468,833	(74,341,422)	(155,198,379)	23,620,824	38,274,164
Consultant Class	19,100,100	34,093,194	–	39,215,706	(62,760,148)	(126,201,488)	(43,660,048)	(52,892,588)
Institutional Class	86,518,519	261,272,296	–	32,724,191	(30,839,387)	(61,037,580)	55,679,132	232,958,907
R Class	6,814,500	15,853,054	–	1,943,538	(4,509,803)	(9,101,626)	2,304,697	8,694,966
K Class	1,467,470	4,442,442	–	491,916	(1,324,900)	(2,231,520)	142,570	2,702,838

Royce Micro-Cap Fund
Investment Class	52,486,500	110,135,135	–	40,891,444	(159,958,148)	(331,749,308)	(107,471,648)	(180,722,729)
Service Class	10,469,887	77,650,222	–	7,331,533	(45,911,888)	(100,912,526)	(35,442,001)	(15,930,771)
Consultant Class	2,535,680	5,379,491	–	7,635,941	(17,846,368)	(27,570,388)	(15,310,688)	(14,554,956)

Royce Premier Fund
Investment Class	351,879,527	747,646,770	–	313,244,907	(630,232,613)	(1,142,070,039)	(278,353,086)	(81,178,362)
Service Class	51,305,210	137,054,293	–	37,837,318	(180,532,460)	(266,450,099)	(129,227,250)	(91,558,488)
Consultant Class	2,182,076	4,914,067	–	3,975,657	(6,762,685)	(9,949,114)	(4,580,609)	(1,059,390)
Institutional Class	86,133,159	163,632,309	–	58,694,049	(155,020,951)	(196,727,102)	(68,887,792)	25,599,256
W Class	38,528,412	113,845,651	–	29,318,980	(90,269,840)	(180,176,714)	(51,741,428)	(37,012,083)
R Class	5,081,298	11,096,351	–	1,863,347	(3,599,227)	(8,690,901)	1,482,071	4,268,797
K Class	1,150,037	2,923,140	–	1,464,327	(3,284,265)	(2,940,122)	(2,134,228)	1,447,345

Royce Low-Priced Stock Fund
Investment Class	18,711,747	121,523,266	–	19,845,684	(140,035,687)	(152,071,182)	(121,323,940)	(10,702,232)
Service Class	66,945,194	239,998,652	–	135,141,136	(630,312,354)	(1,027,840,636)	(563,367,160)	(652,700,848)
Institutional Class	41,654,797	216,954,398	–	76,401,516	(402,597,700)	(281,899,681)	(360,942,903)	11,456,233
R Class	472,476	1,545,216	–	413,318	(2,310,742)	(3,319,490)	(1,838,266)	(1,360,956)
K Class	541,407	1,898,473	–	781,650	(1,348,102)	(4,667,746)	(806,695)	(1,987,623)

Royce Total Return Fund
Investment Class	281,251,024	419,303,349	13,902,723	173,830,152	(395,155,143)	(885,921,003)	(100,001,396)	(292,787,502)
Service Class	197,167,491	69,272,271	1,600,910	14,854,646	(52,845,080)	(124,544,896)	145,923,321	(40,417,979)
Consultant Class	14,333,684	20,173,454	–	14,273,391	(26,867,210)	(58,339,142)	(12,533,526)	(23,892,297)
Institutional Class	139,989,828	92,895,625	2,620,894	23,588,680	(80,710,598)	(126,051,961)	61,900,124	(9,567,656)
W Class	38,146,130	56,620,882	937,134	10,281,660	(19,512,958)	(37,853,609)	19,570,306	29,048,933
R Class	12,311,711	19,963,699	114,308	2,354,016	(7,694,335)	(11,233,311)	4,731,684	11,084,404
K Class	63,775,642	96,984,981	540,793	11,545,341	(52,646,968)	(135,315,960)	11,669,467	(26,785,638)

Royce Heritage Fund
Investment Class	15,203,171	25,279,973	–	1,251,617	(2,584,707)	(9,957,079)	12,618,464	16,574,511
Service Class	8,120,046	23,331,563	–	5,597,731	(22,014,094)	(67,038,754)	(13,894,048)	(38,109,460)
Consultant Class	549,337	1,725,731	–	423,298	(1,128,207)	(3,413,073)	(578,870)	(1,264,043)
R Class	1,480,362	1,916,645	–	157,800	(421,914)	(1,786,121)	1,058,448	288,324
K Class	685,371	4,681,526	–	271,701	(1,242,128)	(6,488,110)	(556,757)	(1,534,883)

Royce Opportunity Fund
Investment Class	95,860,728	128,158,726	–	47,244,802	(98,834,709)	(271,654,395)	(2,973,981)	(96,250,867)
Service Class	78,332,624	70,636,968	–	9,474,766	(23,262,112)	(61,380,895)	55,070,512	18,730,839
Consultant Class	1,909,542	1,688,984	–	671,947	(1,241,639)	(3,993,515)	667,903	(1,632,584)
Institutional Class	96,461,164	158,959,803	–	34,022,248	(56,657,472)	(167,107,259)	39,803,692	25,874,792
R Class	6,301,905	4,090,762	–	374,879	(916,753)	(1,515,337)	5,385,152	2,950,304
K Class	2,777,394	2,701,921	–	504,189	(1,250,315)	(1,843,330)	1,527,079	1,362,780

The Royce Funds 2013 Semiannual Report to Shareholders | 115

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in dollars) (continued):

			Shares issued for
			reinvestment of				Net increase (decrease) from
	Shares sold		distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12

Royce Special Equity Fund
Investment Class	$269,945,105	$577,591,163	$–	$130,040,727	$(258,762,790)	$(462,146,869)	$11,182,315	$245,485,021
Service Class	46,070,822	95,889,522	–	15,496,840	(31,932,683)	(92,178,056)	14,138,139	19,208,306
Consultant Class	2,960,596	8,002,331	–	3,566,493	(4,013,044)	(7,578,889)	(1,052,448)	3,989,935
Institutional Class	73,578,479	142,834,981	–	38,652,965	(54,872,550)	(127,183,824)	18,705,929	54,304,122

Royce Value Fund
Investment Class	21,244,021	70,246,479	–	10,320,986	(62,049,582)	(101,442,408)	(40,805,561)	(20,874,943)
Service Class	34,385,811	109,344,849	–	44,267,749	(226,978,087)	(442,526,639)	(192,592,276)	(288,914,041)
Consultant Class	1,274,707	3,482,363	–	1,631,878	(7,864,607)	(8,919,646)	(6,589,900)	(3,805,405)
Institutional Class	17,917,204	45,645,269	–	11,504,828	(29,514,863)	(52,243,010)	(11,597,659)	4,907,087
R Class	3,601,785	12,801,375	–	1,909,362	(6,936,619)	(12,227,421)	(3,334,834)	2,483,316
K Class	3,225,939	9,830,058	–	1,247,136	(5,009,571)	(7,209,737)	(1,783,632)	3,867,457

Royce Value Plus Fund
Investment Class	23,475,521	69,004,335	–	–	(46,354,294)	(182,746,159)	(22,878,773)	(113,741,824)
Service Class	41,812,763	123,835,229	–	–	(181,041,394)	(761,108,483)	(139,228,631)	(637,273,254)
Consultant Class	518,339	1,261,129	–	–	(2,157,587)	(4,591,604)	(1,639,248)	(3,330,475)
Institutional Class	13,268,986	50,704,394	–	–	(61,786,909)	(132,426,143)	(48,517,923)	(81,721,749)
R Class	849,853	737,783	–	–	(654,490)	(752,945)	195,363	(15,162)
K Class	379,929	159,051	–	–	(31,996)	(243,989)	347,933	(84,938)

Royce 100 Fund
Investment Class	13,611,611	28,275,102	–	5,900,826	(33,851,693)	(29,745,452)	(20,240,082)	4,430,476
Service Class	17,695,891	31,574,384	–	19,484,774	(47,620,500)	(149,472,878)	(29,924,609)	(98,413,720)
R Class	487,148	2,369,785	–	157,770	(834,076)	(3,565,275)	(346,928)	(1,037,720)
K Class	694,233	1,218,557	–	248,406	(784,802)	(2,546,125)	(90,569)	(1,079,162)

Royce Dividend Value Fund
Investment Class	60,408,490	73,458,760	974,216	2,119,445	(19,447,146)	(57,360,557)	41,935,560	18,217,648
Service Class	70,462,601	84,975,117	1,367,402	3,193,010	(24,691,847)	(69,074,032)	47,138,156	19,094,095
Institutional Class	1,116,445	22,056,597	180,054	305,449	(844,513)	(430,847)	451,986	21,931,199

Royce Global Value Fund
Investment Class	32,272,458	91,568,654	–	2,219,916	(28,507,180)	(70,515,862)	3,765,278	23,272,708
Service Class	6,727,550	34,284,203	–	652,820	(36,780,883)	(69,882,078)	(30,053,333)	(34,945,055)
Consultant Class	3,793,627	7,109,366	–	28,010	(2,073,789)	(4,118,283)	1,719,838	3,019,093
R Class	48,060	75,891	–	950	(32,126)	–	15,934	76,841
K Class	–	42,371	–	565	–	–	–	42,936

Royce International Smaller-Companies Fund
Service Class	10,519,923	10,558,425	–	336,519	(4,883,389)	(8,258,463)	5,636,534	2,636,481

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12

Royce Pennsylvania Mutual Fund
Investment Class	27,776,568	57,315,522	–	23,088,722	(41,159,068)	(108,721,143)	(13,382,500)	(28,316,899)
Service Class	7,845,660	14,331,989	–	2,555,226	(5,966,640)	(13,503,390)	1,879,020	3,383,825
Consultant Class	1,712,199	3,295,095	–	3,937,320	(5,619,542)	(12,234,852)	(3,907,343)	(5,002,437)
Institutional Class	6,853,220	22,317,425	–	2,922,651	(2,472,339)	(5,277,914)	4,380,881	19,962,162
R Class	564,647	1,421,548	–	179,128	(372,352)	(809,427)	192,295	791,249
K Class	129,616	428,087	–	49,436	(118,597)	(217,025)	11,019	260,498

Royce Micro-Cap Fund
Investment Class	3,476,496	7,184,519	–	2,883,568	(10,637,906)	(22,127,390)	(7,161,410)	(12,059,303)
Service Class	703,213	5,290,434	–	522,645	(3,113,777)	(6,819,080)	(2,410,564)	(1,006,001)
Consultant Class	190,757	390,707	–	607,577	(1,337,163)	(2,035,352)	(1,146,406)	(1,037,068)

116 | The Royce Funds 2013 Semiannual Report to Shareholders

Capital Share Transactions (in shares) (continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12

Royce Premier Fund
Investment Class	17,373,077	38,100,247	–	16,634,759	(31,118,028)	(58,228,633)	(13,744,951)	(3,493,627)
Service Class	2,570,787	7,053,893	–	2,043,052	(9,071,297)	(13,922,293)	(6,500,510)	(4,825,348)
Consultant Class	119,324	274,128	–	233,450	(370,834)	(560,084)	(251,510)	(52,506)
Institutional Class	4,221,829	8,171,315	–	3,090,868	(7,572,493)	(9,977,508)	(3,350,664)	1,284,675
W Class	1,903,415	5,771,151	–	1,552,912	(4,424,157)	(9,121,752)	(2,520,742)	(1,797,689)
R Class	259,013	580,289	–	102,157	(183,342)	(458,782)	75,671	223,664
K Class	132,895	318,350	–	181,684	(380,886)	(326,918)	(247,991)	173,116

Royce Low-Priced Stock Fund
Investment Class	1,334,662	8,187,882	–	1,478,272	(10,003,889)	(10,464,863)	(8,669,227)	(798,709)
Service Class	4,788,611	16,082,356	–	10,083,981	(45,130,414)	(70,093,267)	(40,341,803)	(43,926,930)
Institutional Class	2,979,038	14,658,805	–	5,682,348	(28,868,417)	(19,337,316)	(25,889,379)	1,003,837
R Class	34,330	104,095	–	31,455	(167,375)	(229,127)	(133,045)	(93,577)
K Class	68,076	207,241	–	102,021	(169,712)	(525,629)	(101,636)	(216,367)

Royce Total Return Fund
Investment Class	18,915,732	31,093,660	918,179	12,992,846	(26,700,059)	(65,700,802)	(6,866,148)	(21,614,296)
Service Class	13,639,016	5,140,212	105,090	1,104,895	(3,518,748)	(9,205,687)	10,225,358	(2,960,580)
Consultant Class	952,038	1,485,792	–	1,051,103	(1,777,215)	(4,288,883)	(825,177)	(1,751,988)
Institutional Class	9,620,013	6,887,862	174,214	1,770,103	(5,431,057)	(9,394,490)	4,363,170	(736,525)
W Class	2,568,025	4,191,083	62,122	768,514	(1,311,923)	(2,800,377)	1,318,224	2,159,220
R Class	826,446	1,471,260	7,413	173,782	(513,489)	(827,928)	320,370	817,114
K Class	5,492,273	9,249,102	46,205	1,117,868	(4,610,845)	(12,806,385)	927,633	(2,439,415)

Royce Heritage Fund
Investment Class	977,768	1,804,807	–	88,973	(165,781)	(718,974)	811,987	1,174,806
Service Class	524,293	1,676,233	–	400,670	(1,421,856)	(4,845,156)	(897,563)	(2,768,253)
Consultant Class	43,931	151,913	–	37,493	(90,261)	(299,964)	(46,330)	(110,558)
R Class	127,663	189,339	–	15,043	(35,760)	(173,028)	91,903	31,354
K Class	58,490	440,847	–	25,725	(104,609)	(601,164)	(46,119)	(134,592)

Royce Opportunity Fund
Investment Class	7,236,378	11,028,382	–	4,137,014	(7,450,552)	(23,238,518)	(214,174)	(8,073,122)
Service Class	6,056,561	6,304,466	–	857,445	(1,803,266)	(5,418,150)	4,253,295	1,743,761
Consultant Class	154,305	156,945	–	63,752	(103,049)	(366,220)	51,256	(145,523)
Institutional Class	7,204,163	13,339,942	–	2,950,759	(4,171,130)	(14,367,297)	3,033,033	1,923,404
R Class	492,710	368,584	–	34,204	(72,937)	(134,921)	419,773	267,867
K Class	233,835	255,383	–	49,285	(103,208)	(174,304)	130,627	130,364

Royce Special Equity Fund
Investment Class	11,935,134	27,211,249	–	6,281,951	(11,366,096)	(21,715,568)	569,038	11,777,632
Service Class	2,044,369	4,525,611	–	749,726	(1,401,856)	(4,387,157)	642,513	888,180
Consultant Class	136,925	393,687	–	180,399	(185,302)	(375,603)	(48,377)	198,483
Institutional Class	3,276,512	6,717,922	–	1,874,538	(2,399,509)	(5,963,143)	877,003	2,629,317

Royce Value Fund
Investment Class	1,786,115	6,106,020	–	928,146	(5,280,350)	(8,777,389)	(3,494,235)	(1,743,223)
Service Class	2,917,237	9,480,588	–	3,991,686	(19,169,525)	(39,259,385)	(16,252,288)	(25,787,111)
Consultant Class	114,047	315,057	–	154,388	(697,916)	(822,780)	(583,869)	(353,335)
Institutional Class	1,501,901	3,985,141	–	1,034,607	(2,484,090)	(4,574,089)	(982,189)	445,659
R Class	309,704	1,126,145	–	175,010	(599,708)	(1,092,910)	(290,004)	208,245
K Class	341,290	1,047,488	–	139,501	(527,368)	(768,482)	(186,078)	418,507

Royce Value Plus Fund
Investment Class	1,570,828	5,344,485	–	–	(3,113,463)	(13,687,043)	(1,542,635)	(8,342,558)
Service Class	2,814,021	9,451,131	–	–	(12,185,701)	(57,686,001)	(9,371,680)	(48,234,870)
Consultant Class	36,477	97,660	–	–	(152,278)	(361,007)	(115,801)	(263,347)
Institutional Class	888,080	3,813,004	–	–	(4,132,463)	(9,966,075)	(3,244,383)	(6,153,071)
R Class	57,615	56,661	–	–	(44,831)	(57,916)	12,784	(1,255)
K Class	33,330	16,250	–	–	(2,971)	(25,241)	30,359	(8,991)

The Royce Funds 2013 Semiannual Report to Shareholders | 117

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares) (continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12

Royce 100 Fund
Investment Class	1,412,065	3,117,457	–	686,458	(3,501,967)	(3,286,242)	(2,089,902)	517,673
Service Class	1,851,257	3,400,812	–	2,288,621	(4,973,586)	(16,496,087)	(3,122,329)	(10,806,654)
R Class	41,489	212,108	–	15,083	(71,278)	(323,459)	(29,789)	(96,268)
K Class	58,559	108,470	–	23,523	(65,809)	(228,464)	(7,250)	(96,471)

Royce Dividend Value Fund
Investment Class	7,631,038	10,955,363	121,404	306,194	(2,457,175)	(8,396,697)	5,295,267	2,864,860
Service Class	8,856,032	12,321,600	169,195	458,132	(3,092,428)	(10,025,848)	5,932,799	2,753,884
Institutional Class	142,193	3,238,890	22,434	43,093	(105,895)	(61,381)	58,732	3,220,602

Royce Global Value Fund
Investment Class	2,494,463	7,291,263	–	175,061	(2,202,243)	(5,672,627)	292,220	1,793,697
Service Class	512,301	2,693,567	–	51,403	(2,811,100)	(5,587,200)	(2,298,799)	(2,842,230)
Consultant Class	292,042	564,189	–	2,221	(160,552)	(338,661)	131,490	227,749
R Class	4,926	8,118	–	100	(3,428)	–	1,498	8,218
K Class	–	4,237	–	59	–	–	–	4,296

Royce International Smaller-Companies Fund
Service Class	906,726	1,000,016	–	30,648	(420,500)	(791,871)	486,226	238,793

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2014, is shown below to the extent that it impacted net expenses for the six months ended June 30, 2013. See the Prospectus for contractual waiver expiration dates.

	Annual contractual advisory fee as a	Committed net annual							Six months ended
		operating expense ratio cap							June 30, 2013

	percentage of	Investment	Service	Consultant	Institutional				Net advisory	Advisory
	average net assets[1]	Class[3]	Class[3]	Class[3]	Class[3]	W Class[3]	R Class[3]	K Class[3]	fees	fees waived
Royce Pennsylvania Mutual Fund	0.75%[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$23,707,790	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	N/A	5,901,112	–
Royce Premier Fund	0.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	31,897,784	–
Royce Low-Priced Stock Fund	1.14%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	14,696,797	–
Royce Total Return Fund	0.96%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	23,691,321	–
Royce Heritage Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	1,437,081	–
Royce Opportunity Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,473,808	–
Royce Special Equity Fund	0.98%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	15,630,269	–
Royce Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6,276,001	–
Royce Value Plus Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	7,093,206	–
Royce 100 Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	1,498,338	–
Royce Dividend Value Fund	1.00%	N/A	N/A	N/A	1.04%	N/A	N/A	N/A	2,377,787	–
Royce Global Value Fund	1.25%	N/A	1.69%	2.44%	N/A	N/A	1.99%	1.74%	1,800,299	–
Royce International Smaller-
Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	128,972	46,449

[1]
From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.25% for Royce Global Value Fund and Royce International Smaller-Companies Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.

[2]
Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

118 | The Royce Funds 2013 Semiannual Report to Shareholders

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Six months ended June 30, 2013

	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Pennsylvania Mutual Fund – Service Class	0.25%	$652,416	$–
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	3,413,214	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	91,909	–
Royce Pennsylvania Mutual Fund – K Class	0.25%	11,883	–
Royce Micro-Cap Fund – Service Class	0.25%	115,918	–
Royce Micro-Cap Fund – Consultant Class	1.00%	569,757	–
Royce Premier Fund – Service Class	0.25%	657,464	–
Royce Premier Fund – Consultant Class	1.00%	304,842	–
Royce Premier Fund – R Class	0.50%	77,258	–
Royce Premier Fund – K Class	0.25%	11,135	–
Royce Low-Priced Stock Fund – Service Class	0.25%	1,840,746	76,698
Royce Low-Priced Stock Fund – R Class	0.50%	12,679	–
Royce Low-Priced Stock Fund – K Class	0.25%	7,363	–
Royce Total Return Fund – Service Class	0.25%	528,384	–
Royce Total Return Fund – Consultant Class	1.00%	1,765,889	–
Royce Total Return Fund – R Class	0.50%	140,831	–
Royce Total Return Fund – K Class	0.25%	216,969	–
Royce Heritage Fund – Service Class	0.25%	230,740	31,465
Royce Heritage Fund – Consultant Class	1.00%	73,086	–
Royce Heritage Fund – R Class	0.50%	15,027	–
Royce Heritage Fund – K Class	0.25%	9,326	–
Royce Opportunity Fund – Service Class	0.25%	309,445	–
Royce Opportunity Fund – Consultant Class	1.00%	66,468	–
Royce Opportunity Fund – R Class	0.50%	24,127	–
Royce Opportunity Fund – K Class	0.25%	13,316	–
Royce Special Equity Fund – Service Class	0.25%	348,921	–
Royce Special Equity Fund – Consultant Class	1.00%	304,831	–
Royce Value Fund – Service Class	0.25%	960,407	–
Royce Value Fund – Consultant Class	1.00%	157,105	–
Royce Value Fund – R Class	0.50%	92,083	–
Royce Value Fund – K Class	0.25%	22,920	–
Royce Value Plus Fund – Service Class	0.25%	1,103,719	95,975
Royce Value Plus Fund – Consultant Class	1.00%	100,237	–
Royce Value Plus Fund – R Class	0.50%	3,150	–
Royce Value Plus Fund – K Class	0.25%	690	–
Royce 100 Fund – Service Class	0.25%	258,106	22,444
Royce 100 Fund – R Class	0.50%	6,375	–
Royce 100 Fund – K Class	0.25%	4,799	–
Royce Dividend Value Fund – Service Class	0.25%	358,719	14,947
Royce Global Value Fund – Service Class	0.25%	103,617	–
Royce Global Value Fund – Consultant Class	1.00%	121,643	–
Royce Global Value Fund – R Class	0.50%	247	–
Royce Global Value Fund – K Class	0.25%	52	–
Royce International Smaller-Companies Fund – Service Class	0.25%	35,084	–

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2013, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:
	Purchases	Sales		Purchases	Sales
Royce Pennsylvania Mutual Fund	$774,222,604	$863,480,974	Royce Special Equity Fund	$423,203,137	$396,368,973
Royce Micro-Cap Fund	97,245,552	314,219,219	Royce Value Fund	356,561,052	641,949,670
Royce Premier Fund	475,819,550	915,790,816	Royce Value Plus Fund	381,532,795	640,491,743
Royce Low-Priced Stock Fund	296,800,592	1,336,562,142	Royce 100 Fund	42,526,704	92,477,581
Royce Total Return Fund	464,468,102	693,981,926	Royce Dividend Value Fund	134,550,582	47,710,116
Royce Heritage Fund	85,003,100	111,698,511	Royce Global Value Fund	66,016,688	84,001,918
Royce Opportunity Fund	450,019,872	463,998,094	Royce International Smaller-
			Companies Fund	12,921,224	8,786,288

The Royce Funds 2013 Semiannual Report to Shareholders | 119

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses:
Class specific expenses, for Funds with multiple classes, were as follows for the six months ended June 30, 2013:

							Class Level
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Pennsylvania Mutual Fund – Investment Class	$–	$2,504,689	$402,614	$31,602	$(1,450)	$2,937,455	$–
Royce Pennsylvania Mutual Fund – Service Class	652,416	420,050	69,698	6,532	(35)	1,148,661	–
Royce Pennsylvania Mutual Fund – Consultant Class	3,413,214	331,862	98,251	7,149	(415)	3,850,061	–
Royce Pennsylvania Mutual Fund – Institutional Class	–	3,276	11,277	8,066	(3)	22,616	–
Royce Pennsylvania Mutual Fund – R Class	91,909	42,738	2,358	598	(19)	137,584	–
Royce Pennsylvania Mutual Fund – K Class	11,883	13,830	595	596	(2)	26,902	–
	4,169,422	3,316,445	584,793	54,543	(1,924)
Royce Micro-Cap Fund – Investment Class	–	494,673	166,483	15,619	(309)	676,466	–
Royce Micro-Cap Fund – Service Class	115,918	50,335	18,227	5,410	(28)	189,862	50,192
Royce Micro-Cap Fund – Consultant Class	569,757	55,834	16,635	5,751	(85)	647,892	–
	685,675	600,842	201,345	26,780	(422)		50,192
Royce Premier Fund – Investment Class	–	2,143,280	577,260	33,634	(1,112)	2,753,062	–
Royce Premier Fund – Service Class	657,464	374,142	42,468	6,218	(81)	1,080,211	–
Royce Premier Fund – Consultant Class	304,842	31,117	7,817	5,365	(36)	349,105	–
Royce Premier Fund – Institutional Class	–	4,842	35,968	8,341	(7)	49,144	–
Royce Premier Fund – W Class	–	221,251	72,958	11,926	(207)	305,928	–
Royce Premier Fund – R Class	77,258	33,932	1,630	598	(8)	113,410	–
Royce Premier Fund – K Class	11,135	13,622	337	597	(2)	25,689	–
	1,050,699	2,822,186	738,438	66,679	(1,453)
Royce Low-Priced Stock Fund – Investment Class	–	134,914	17,703	14,377	(15)	166,979	111,642
Royce Low-Priced Stock Fund – Service Class	1,840,746	1,462,984	213,320	11,335	(606)	3,527,779	1,184,312
Royce Low-Priced Stock Fund – Institutional Class	–	4,061	130,764	8,163	(4)	142,984	–
Royce Low-Priced Stock Fund – R Class	12,679	9,505	781	596	(6)	23,555	6,963
Royce Low-Priced Stock Fund – K Class	7,363	10,337	611	597	(2)	18,906	7,042
	1,860,788	1,621,801	363,179	35,068	(633)		1,309,959
Royce Total Return Fund – Investment Class	–	1,814,181	356,358	23,078	(1,194)	2,192,423	–
Royce Total Return Fund – Service Class	528,384	244,244	30,337	17,390	(32)	820,323	–
Royce Total Return Fund – Consultant Class	1,765,889	170,283	48,993	6,386	(196)	1,991,355	–
Royce Total Return Fund – Institutional Class	–	7,964	12,716	8,587	(22)	29,245	–
Royce Total Return Fund – W Class	–	91,932	29,678	10,317	(5)	131,922	–
Royce Total Return Fund – R Class	140,831	60,804	2,505	596	(19)	204,717	–
Royce Total Return Fund – K Class	216,969	200,670	1,695	603	(6)	419,931	–
	2,652,073	2,590,078	482,282	66,957	(1,474)
Royce Heritage Fund – Investment Class	–	12,670	1,731	6,012	(5)	20,408	–
Royce Heritage Fund – Service Class	230,740	111,768	31,881	9,819	(200)	384,008	–
Royce Heritage Fund – Consultant Class	73,086	11,248	3,610	4,790	(19)	92,715	–
Royce Heritage Fund – R Class	15,027	7,833	633	616	(5)	24,104	642
Royce Heritage Fund – K Class	9,326	11,271	729	616	(2)	21,940	2,067
	328,179	154,790	38,584	21,853	(231)		2,709
Royce Opportunity Fund – Investment Class	–	586,185	85,574	12,484	(444)	683,799	–
Royce Opportunity Fund – Service Class	309,445	168,063	21,486	5,881	(14)	504,861	–
Royce Opportunity Fund – Consultant Class	66,468	9,963	2,177	4,884	(11)	83,481	–
Royce Opportunity Fund – Institutional Class	–	3,604	11,360	8,658	(4)	23,618	–
Royce Opportunity Fund – R Class	24,127	11,409	919	615	(8)	37,062	–
Royce Opportunity Fund – K Class	13,316	7,544	429	616	(2)	21,903	–
	413,356	786,768	121,945	33,138	(483)
Royce Special Equity Fund – Investment Class	–	1,031,413	220,720	36,707	(867)	1,287,973	–
Royce Special Equity Fund – Service Class	348,921	186,478	43,090	8,032	(285)	586,236	51,772
Royce Special Equity Fund – Consultant Class	304,831	31,792	7,827	5,482	(41)	349,891	–
Royce Special Equity Fund – Institutional Class	–	3,892	4,116	7,487	(5)	15,490	–
	653,752	1,253,575	275,753	57,708	(1,198)		51,772

120 | The Royce Funds 2013 Semiannual Report to Shareholders

Class Specific Expenses (continued):

							Class Level
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Value Fund – Investment Class	$–	$121,561	$43,649	$7,393	$(282)	$172,321	$–
Royce Value Fund – Service Class	960,407	652,059	121,114	11,693	(458)	1,744,815	–
Royce Value Fund – Consultant Class	157,105	24,692	6,461	5,083	(28)	193,313	–
Royce Value Fund – Institutional Class	–	3,638	1,469	6,931	(4)	12,034	–
Royce Value Fund – R Class	92,083	46,059	1,817	599	(13)	140,545	–
Royce Value Fund – K Class	22,920	22,903	2,000	597	(2)	48,418	–
	1,232,515	870,912	176,510	32,296	(787)
Royce Value Plus Fund – Investment Class	–	277,157	60,647	7,195	(43)	344,956	–
Royce Value Plus Fund – Service Class	1,103,719	773,576	171,524	10,627	(371)	2,059,075	–
Royce Value Plus Fund – Consultant Class	100,237	19,924	4,598	4,860	(14)	129,605	–
Royce Value Plus Fund – Institutional Class	–	4,584	21,562	8,438	(4)	34,580	–
Royce Value Plus Fund – R Class	3,150	4,656	315	596	(3)	8,714	3,664
Royce Value Plus Fund – K Class	690	3,553	119	598	(1)	4,959	3,446
	1,207,796	1,083,450	258,765	32,314	(436)		7,110
Royce 100 Fund – Investment Class	–	34,100	12,179	5,924	(78)	52,125	–
Royce 100 Fund – Service Class	258,106	149,020	61,131	10,025	(170)	478,112	–
Royce 100 Fund – R Class	6,375	12,248	3,492	696	(41)	22,770	12,614
Royce 100 Fund – K Class	4,799	6,941	385	617	(2)	12,740	2,282
	269,280	202,309	77,187	17,262	(291)		14,896
Royce Dividend Value Fund – Investment Class	–	73,225	17,103	8,605	(17)	98,916	–
Royce Dividend Value Fund – Service Class	358,719	172,202	54,851	13,184	(506)	598,450	–
Royce Dividend Value Fund – Institutional Class	–	2,790	59	6,921	–	9,770	9,404
	358,719	248,217	72,013	28,710	(523)		9,404
Royce Global Value Fund – Investment Class	–	75,801	20,637	10,920	(11)	107,347	–
Royce Global Value Fund – Service Class	103,617	80,043	20,830	8,242	(103)	212,629	65,855
Royce Global Value Fund – Consultant Class	121,643	11,953	2,996	5,905	(20)	142,477	8,680
Royce Global Value Fund – R Class	247	3,222	29	788	–	4,286	3,963
Royce Global Value Fund – K Class	52	3,170	26	788	–	4,036	3,956
	225,559	174,189	44,518	26,643	(134)		82,454

Tax Information:
At June 30, 2013, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized

	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Pennsylvania Mutual Fund	$4,719,062,697	$1,752,206,513	$2,045,768,805	$293,562,292
Royce Micro-Cap Fund	763,603,103	91,931,347	200,244,904	108,313,557
Royce Premier Fund	4,560,940,634	2,188,649,252	2,527,095,923	338,446,671
Royce Low-Priced Stock Fund	1,988,867,032	215,246,047	522,723,317	307,477,270
Royce Total Return Fund	3,593,869,708	1,542,102,386	1,726,010,452	183,908,066
Royce Heritage Fund	245,380,608	56,787,012	64,320,975	7,533,963
Royce Opportunity Fund	2,035,222,685	336,122,381	500,424,471	164,302,090
Royce Special Equity Fund	2,572,938,402	761,645,226	784,763,075	23,117,849
Royce Value Fund	976,236,582	200,704,079	233,001,752	32,297,673
Royce Value Plus Fund	1,157,770,224	276,698,120	335,222,567	58,524,447
Royce 100 Fund	212,140,166	65,694,301	75,546,902	9,852,601
Royce Dividend Value Fund	449,944,390	75,423,491	96,607,273	21,183,782
Royce Global Value Fund	298,460,399	(33,370,398)	24,667,143	58,037,541
Royce International Smaller-Companies Fund	32,901,673	412,168	2,807,807	2,395,639

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

The Royce Funds 2013 Semiannual Report to Shareholders | 121

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2013:

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/12	12/31/12	Purchases	Sales	(Loss)	Income	6/30/13	6/30/13
Royce Pennsylvania Mutual Fund
America’s Car-Mart	556,600	$22,553,432	$–	$–	$–	$–	556,600	$24,067,384
CRA International	592,143	11,706,667	–	–	–	–	592,143	10,936,881
DTS	1,167,789	19,502,076	385,821	2,719,864	(535,956)	–	1,068,267	21,984,935
Ethan Allen Interiors	1,573,910	40,465,226	–	1,778,076	(342,616)	141,652	1,523,910	43,888,608
Hi-Tech Pharmacal	997,731	34,900,630	5,658,965	930,156	(153,491)	–	1,128,832	37,477,223
Key Tronic			7,329,668	–	–	–	682,347	7,062,291
Pervasive Software[1]	1,461,500	13,021,965	–	6,076,523	7,369,277	–
Preformed Line Products	311,088	18,484,849	–	–	–	62,218	311,088	20,628,245
Seabridge Gold	446,200	8,018,214	22,409,094	1,423,740	(395,098)	–	2,413,004	22,754,628
Shoe Carnival	1,227,698	25,155,532	–	–	–	73,662	1,227,698	29,477,029
Stanley Furniture	912,235	4,105,058	361,594	–	–	–	1,002,235	4,008,940
U.S. Physical Therapy	656,893	18,090,833	1,515,528	688,574	222,781	139,381	685,048	18,934,727
Weyco Group	590,500	13,794,080	–	–	–	106,290	590,500	14,880,600
Winnebago Industries	1,504,450	25,771,229	–	306,056	(109,536)	–	1,494,450	31,368,506
		255,569,791			6,055,361	523,203		287,469,997
Royce Micro-Cap Fund
AXT	1,808,161	5,080,932	–	563,782	(364,982)	–	1,738,161	4,693,034
Graham Corporation[1]	601,249	11,724,355	–	3,858,984	2,014,786	29,614
Key Technology	421,814	4,403,738	–	308,389	(76,369)	–	403,814	5,786,655
Lincoln Educational Services	1,520,827	8,501,423	195,692	546,992	(188,792)	214,179	1,499,847	7,904,193
Novatel Wireless[1]	2,142,033	2,870,325	–	6,741,889	(3,861,821)	–
PDI[1]	982,694	7,468,475	–	3,456,618	(1,723,469)	–
Truett-Hurst Cl. A			1,148,176	–	–	–	191,900	1,082,316
World Energy Solutions	733,900	3,192,465	–	777,756	(491,456)	–	663,900	2,635,683
		43,241,713			(4,692,103)	243,793		22,101,881
Royce Premier Fund
ADTRAN[1]	3,245,434	63,415,780	–	6,114,815	(943,169)	584,178
Benchmark Electronics	2,843,900	47,265,618	–	–	–	–	2,843,900	57,162,390
Cabot Microelectronics	2,086,191	74,080,642	–	1,745,550	39,426	–	2,036,191	67,214,665
Cal-Maine Foods	1,721,686	69,246,211	–	–	–	1,070,889	1,721,686	80,075,616
Cirrus Logic			71,964,214	–	–	–	3,751,779	65,130,883
Cognex Corporation	3,052,717	112,401,040	–	15,832,618	4,074,113	–	2,552,717	115,433,863
Fair Isaac	1,832,600	77,024,178	–	–	–	73,304	1,832,600	83,988,058
Fairchild Semiconductor International	6,508,112	93,716,813	5,676,910	869,615	(123,529)	–	6,883,112	94,986,946
Globe Specialty Metals	3,632,763	49,950,491	13,901,621	–	–	519,702	4,682,472	50,898,471
Lincoln Electric Holdings	5,074,994	247,050,708	–	11,328,061	21,513,728	1,849,998	4,474,994	256,282,906
MKS Instruments	2,971,910	76,615,840	–	–	–	951,011	2,971,910	78,874,491
Myriad Genetics	5,114,765	139,377,346	31,854,198	–	–	–	6,284,665	168,868,949
Nu Skin Enterprises Cl. A	3,816,994	141,419,628	–	4,313,454	4,640,674	2,290,196	3,670,694	224,352,817
Pan American Silver	5,188,544	97,181,429	37,266,105	–	–	1,411,281	8,244,097	95,961,289
Sanderson Farms	1,880,191	89,403,082	–	12,980,062	5,270,275	629,337	1,606,791	106,723,058
Schnitzer Steel Industries Cl. A	2,108,038	63,936,793	–	–	–	790,514	2,108,038	49,285,928
Seabridge Gold[1]	3,342,400	60,062,928	–	82,761,348	(49,170,228)	–
Semperit AG Holding	1,894,996	78,103,926	–	–	–	1,487,818	1,894,996	68,078,726
Silver Standard Resources	4,115,069	61,273,377	–	–	–	–	4,115,069	26,089,538
Simpson Manufacturing	3,387,886	111,088,782	–	–	–	–	3,387,886	99,671,606
Strayer Education	1,068,485	60,016,803	–	–	–	–	1,068,485	52,174,123
Thor Industries	4,166,757	155,961,714	2,064,815	–	–	1,509,033	4,216,757	207,380,109
Trican Well Service	8,027,100	105,876,702	701,110	–	–	982,803	8,077,100	107,366,984
Unit Corporation	2,896,073	130,468,089	–	–	–	–	2,896,073	123,314,788
Veeco Instruments	2,708,912	79,967,082	–	37,285,009	(10,582,745)	–	2,026,512	71,779,055
Woodward	3,906,024	148,936,695	–	2,360,425	1,461,719	608,964	3,806,024	152,240,960
		2,433,841,697			(23,819,736)	14,759,028		2,503,336,219
Royce Low-Priced Stock Fund
Gladstone Land			7,514,356	–	–	220,468	501,200	8,485,316
Globe Specialty Metals[1]	4,026,606	55,365,832	–	11,767,098	(3,822,065)	453,326
Houston Wire & Cable[1]	1,591,200	19,524,024	–	29,133,637	(7,254,989)	266,840
KVH Industries[1]	777,804	10,873,700	–	663,517	(10,202)	–
122 | The Royce Funds 2013 Semiannual Report to Shareholders

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/12	12/31/12	Purchases	Sales	(Loss)	Income	6/30/13	6/30/13
Royce Low-Priced Stock Fund (continued)
PC-Tel[1]	995,592	$7,168,262	$–	$4,970,890	$399,262	$57,317
Pretium Resources	4,335,000	57,265,350	9,295,772	5,264,152	2,142,449	–	5,120,700	$33,796,620
Seabridge Gold	1,111,783	19,978,741	20,100,000	–	–	–	3,111,783	29,344,114
Sigma Designs[1]	1,720,358	8,859,844	–	25,559,680	(17,092,008)	–
Tesco Corporation[1]	2,682,105	30,549,176	–	12,186,165	435,747	–
Total Energy Services[1]	1,866,700	28,130,926	–	4,793,751	1,499,795	135,442
TrueBlue[1]	3,262,691	51,387,383	–	41,470,770	13,258,852	–
Universal Technical Institute	1,655,679	16,623,017	–	–	–	331,136	1,655,679	17,103,164
WaterFurnace Renewable Energy	970,500	14,088,690	–	–	–	404,213	970,500	18,963,369
		319,814,945			(10,443,159)	1,868,742		107,692,583
Royce Total Return Fund
Barry (R.G.)	1,048,496	14,857,188	–	–	–	94,365	1,048,496	17,027,575
Chase Corporation	773,974	14,395,916	–	–	–	–	773,974	17,306,059
Houston Wire & Cable	59,164	725,942	16,082,811	–	–	11,833	1,193,373	16,516,282
Mueller (Paul) Company	116,700	2,520,720	–	–	–	–	116,700	2,392,350
Peapack-Gladstone Financial	475,350	6,692,928	–	–	–	47,535	475,350	8,318,625
Starrett (L.S.) Company (The) Cl. A	529,400	5,135,180	–	–	–	105,880	529,400	5,410,468
Village Super Market Cl. A	726,483	23,872,231	160,871	–	–	365,693	731,386	24,201,563
		68,200,105			–	625,306		91,172,922
Royce Opportunity Fund
BTU International	686,756	1,366,644	–	–	–	–	686,756	1,648,214
ClearOne[1]	556,620	2,248,745	–	680,773	812,862	–
Comstock Holding Companies Cl. A1	1,285,590	1,491,285	–	461,945	548,919	–
CTPartners Executive Search	338,890	1,558,894	98,933	–	–	–	361,360	1,582,757
dELiA*s	1,602,615	1,875,059	85,025	23,680	(8,889)	–	1,674,115	1,657,374
Dixie Group	829,519	2,745,708	39,478	–	–	–	834,519	6,926,508
Hardinge	569,291	5,658,753	690,451	–	–	23,642	622,791	9,204,851
Kid Brands	953,809	1,478,404	237,776	–	–	–	1,111,959	1,712,417
MarineMax[1]	1,357,850	12,139,179	402,512	7,661,961	(326,484)	–
Pericom Semiconductor	1,240,848	9,964,009	947,452	–	–	–	1,375,517	9,793,681
Planar Systems	1,554,792	2,223,352	51,864	19,919	(2,684)	–	1,572,192	2,562,673
SigmaTron International	344,172	1,400,780	–	–	–	–	344,172	1,459,289
Spire Corporation	448,074	224,485	65,880	–	–	–	537,420	284,833
TRC Companies	1,683,765	9,799,512	113,581	–	–	–	1,702,926	11,920,482
		54,174,809			1,023,724	23,642		48,753,079
Royce Special Equity Fund
Ampco-Pittsburgh	987,000	19,720,260	–	–	–	355,320	987,000	18,525,990
Applied Industrial Technologies[1]	2,430,400	102,101,104	1,382,963	26,052,417	3,409,480	1,018,586
Arden Group Cl. A	232,001	20,873,130	1,684,523	–	–	121,848	248,969	27,483,688
Atrion Corporation	165,000	32,340,000	4,153,108	224,463	5,429	202,148	185,801	40,636,537
Bowl America Cl. A	342,575	4,282,187	–	–	–	56,525	342,575	4,367,831
Children’s Place Retail Stores	1,318,056	58,376,700	19,892,328	–	–	–	1,730,200	94,814,960
Clearwater Paper[1]	1,956,000	76,596,960	–	29,502,312	9,909,796	–
CSS Industries	974,100	21,323,049	–	–	–	292,230	974,100	24,284,313
Dorman Products[1]	2,306,679	81,518,036	–	7,724,104	37,480,244	–
EnerSys	2,284,700	85,973,261	19,088,276	–	–	321,380	2,689,000	131,868,560
Finish Line (The) Cl. A	4,462,000	84,465,660	9,064,180	–	–	694,246	4,958,900	108,401,554
Foster (L.B.) Company	928,875	40,350,330	2,854,862	–	–	59,640	994,000	42,910,980
Frisch’s Restaurants	505,100	9,344,350	–	–	–	161,632	505,100	9,425,166
Hawkins	911,020	35,201,813	4,491,353	–	–	348,809	1,027,510	40,473,619
Hurco Companies	435,179	10,009,117	935,112	–	–	23,511	470,213	13,528,028
Littelfuse	1,375,583	84,887,227	–	15,111,002	1,867,206	478,584	1,121,658	83,686,903
Meredith Corporation	2,194,450	75,598,802	17,215,871	9,484,551	1,870,661	1,988,926	2,397,773	114,373,772
Minerals Technologies	2,851,200	113,819,904	16,411,003	–	–	300,405	3,250,500	134,375,670
National Presto Industries	656,500	45,364,150	–	–	–	–	656,500	47,287,695
Park Electrochemical	2,011,012	51,743,338	–	–	–	5,429,732	2,011,012	48,284,398
Plantronics	2,077,278	76,589,240	4,304,377	–	–	424,498	2,178,578	95,683,146
Scholastic Corporation	2,400,207	70,950,119	12,317,215	–	–	644,463	2,835,034	83,038,146
Schulman (A.)[1]	1,472,577	42,601,652	10,512,309	9,000,625	3,357,216	221,645
Schweitzer-Mauduit International			69,143,846	–	–	626,876	1,745,822	87,081,601
Standard Motor Products			33,819,577	–	–	135,375	1,255,273	43,106,075
Standex International	831,990	42,672,767	–	4,609,364	2,939,656	115,990	694,000	36,608,500

The Royce Funds 2013 Semiannual Report to Shareholders | 123

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/12	12/31/12	Purchases	Sales	(Loss)	Income	6/30/13	6/30/13
Royce Special Equity Fund (continued)
Stepan Company[1]	1,252,900	$69,586,066	$–	$6,205,372	$3,550,672	$351,902
UniFirst Corporation	1,469,012	107,707,960	869,854	3,732,750	1,335,435	106,551	1,420,000	$129,575,000
		1,463,997,182			65,725,795	14,480,822		1,459,822,132
Royce Value Plus Fund
Cerus Corporation[1]	2,884,500	9,115,020	–	1,982,035	(735,590)	–
Cosi[1]	6,833,770	5,316,673	–	338,004	(70,150)	–
Immersion Corporation[1]	1,578,109	10,841,609	–	2,763,885	1,891,861	–
NumereX Corporation Cl. A	302,701	3,977,491	9,814,211	–	–	–	1,173,100	13,091,796
		29,250,793			1,086,121	–		13,091,796

1 Not an Affiliated Company at June 30, 2013.

124 | The Royce Funds 2013 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2013, and held for the entire six-month period ended June 30, 2013. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2013, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/13	6/30/13	Period[1]	1/1/13	6/30/13	Period[1]	Ratio[2]
Investment Class

Royce Pennsylvania Mutual Fund	$1,000.00	$1,115.65	$4.77	$1,000.00	$1,020.28	$4.56	0.91%
Royce Micro-Cap Fund	1,000.00	1,030.45	7.85	1,000.00	1,017.06	7.80	1.56
Royce Premier Fund	1,000.00	1,078.81	5.57	1,000.00	1,019.44	5.41	1.08
Royce Low-Priced Stock Fund	1,000.00	988.43	6.11	1,000.00	1,018.65	6.21	1.24
Royce Total Return Fund	1,000.00	1,128.46	5.91	1,000.00	1,019.24	5.61	1.12
Royce Heritage Fund[3]	1,000.00	1,095.99	5.92	1,000.00	1,019.14	5.71	1.14
Royce Opportunity Fund	1,000.00	1,184.94	6.28	1,000.00	1,019.04	5.81	1.16
Royce Special Equity Fund	1,000.00	1,123.99	5.90	1,000.00	1,019.24	5.61	1.12
Royce Value Fund	1,000.00	1,086.19	6.26	1,000.00	1,018.79	6.06	1.21
Royce Value Plus Fund	1,000.00	1,124.46	7.06	1,000.00	1,018.15	6.71	1.34
Royce 100 Fund	1,000.00	1,108.47	6.27	1,000.00	1,018.84	6.01	1.20
Royce Dividend Value Fund	1,000.00	1,111.15	6.12	1,000.00	1,018.99	5.86	1.17
Royce Global Value Fund	1,000.00	953.52	7.07	1,000.00	1,017.55	7.30	1.46

Service Class

Royce Pennsylvania Mutual Fund	1,000.00	1,113.81	6.39	1,000.00	1,018.74	6.11	1.22
Royce Micro-Cap Fund	1,000.00	1,030.12	8.36	1,000.00	1,016.56	8.30	1.66
Royce Premier Fund	1,000.00	1,077.29	7.06	1,000.00	1,018.00	6.85	1.37
Royce Low-Priced Stock Fund	1,000.00	987.72	7.34	1,000.00	1,017.41	7.45	1.49
Royce Total Return Fund	1,000.00	1,127.97	7.28	1,000.00	1,017.95	6.90	1.38
Royce Heritage Fund[3]	1,000.00	1,094.12	7.37	1,000.00	1,017.75	7.10	1.42
Royce Opportunity Fund	1,000.00	1,183.55	7.74	1,000.00	1,017.70	7.15	1.43
Royce Special Equity Fund	1,000.00	1,122.16	7.31	1,000.00	1,017.90	6.95	1.39
Royce Value Fund	1,000.00	1,084.66	7.70	1,000.00	1,017.41	7.45	1.49
Royce Value Plus Fund	1,000.00	1,123.64	7.74	1,000.00	1,017.50	7.35	1.47
Royce 100 Fund	1,000.00	1,105.56	7.67	1,000.00	1,017.50	7.35	1.47
Royce Dividend Value Fund	1,000.00	1,108.87	7.53	1,000.00	1,017.65	7.20	1.44
Royce Global Value Fund	1,000.00	952.23	8.18	1,000.00	1,016.41	8.45	1.69
Royce International Smaller-
Companies Fund	1,000.00	992.91	8.35	1,000.00	1,016.41	8.45	1.69

The Royce Funds 2013 Semiannual Report to Shareholders | 125

Understanding Your Fund’s Expenses (unaudited) (continued)

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/13	6/30/13	Period[1]	1/1/13	6/30/13	Period[1]	Ratio[2]
Consultant Class

Royce Pennsylvania Mutual Fund	$1,000.00	$1,109.82	$9.99	$1,000.00	$1,015.32	$9.54	1.91%
Royce Micro-Cap Fund	1,000.00	1,025.23	12.55	1,000.00	1,012.40	12.47	2.50
Royce Premier Fund	1,000.00	1,073.20	10.85	1,000.00	1,014.33	10.54	2.11
Royce Total Return Fund	1,000.00	1,123.10	11.16	1,000.00	1,014.28	10.59	2.12
Royce Heritage Fund[3]	1,000.00	1,089.04	12.07	1,000.00	1,013.24	11.63	2.33
Royce Opportunity Fund	1,000.00	1,178.93	12.32	1,000.00	1,013.49	11.38	2.28
Royce Special Equity Fund	1,000.00	1,117.82	11.29	1,000.00	1,014.13	10.74	2.15
Royce Value Fund	1,000.00	1,079.56	11.70	1,000.00	1,013.54	11.33	2.27
Royce Value Plus Fund	1,000.00	1,118.58	12.24	1,000.00	1,013.24	11.63	2.33
Royce Global Value Fund	1,000.00	949.53	11.79	1,000.00	1,012.69	12.18	2.44

Institutional Class

Royce Pennsylvania Mutual Fund	1,000.00	1,115.45	4.14	1,000.00	1,020.88	3.96	0.79
Royce Premier Fund	1,000.00	1,078.76	5.05	1,000.00	1,019.93	4.91	0.98
Royce Low-Priced Stock Fund	1,000.00	988.40	6.01	1,000.00	1,018.74	6.11	1.22
Royce Total Return Fund	1,000.00	1,129.97	5.28	1,000.00	1,019.84	5.01	1.00
Royce Opportunity Fund	1,000.00	1,185.74	5.58	1,000.00	1,019.69	5.16	1.03
Royce Special Equity Fund	1,000.00	1,124.17	5.32	1,000.00	1,019.79	5.06	1.01
Royce Value Fund	1,000.00	1,086.99	5.43	1,000.00	1,019.59	5.26	1.05
Royce Value Plus Fund	1,000.00	1,125.54	5.64	1,000.00	1,019.49	5.36	1.07
Royce Dividend Value Fund	1,000.00	1,111.98	5.45	1,000.00	1,019.64	5.21	1.04

W Class

Royce Premier Fund	1,000.00	1,078.65	5.57	1,000.00	1,019.44	5.41	1.08
Royce Total Return Fund	1,000.00	1,128.57	5.91	1,000.00	1,019.24	5.61	1.12

R Class

Royce Pennsylvania Mutual Fund	1,000.00	1,112.30	8.01	1,000.00	1,017.21	7.65	1.53
Royce Premier Fund	1,000.00	1,075.23	8.75	1,000.00	1,016.36	8.50	1.70
Royce Low-Priced Stock Fund	1,000.00	986.01	9.06	1,000.00	1,015.67	9.20	1.84
Royce Total Return Fund	1,000.00	1,125.20	9.06	1,000.00	1,016.27	8.60	1.72
Royce Heritage Fund	1,000.00	1,092.08	9.54	1,000.00	1,015.67	9.20	1.84
Royce Opportunity Fund	1,000.00	1,181.50	9.74	1,000.00	1,015.87	9.00	1.80
Royce Value Fund	1,000.00	1,082.44	9.29	1,000.00	1,015.87	9.00	1.80
Royce Value Plus Fund	1,000.00	1,120.65	9.67	1,000.00	1,015.67	9.20	1.84
Royce 100 Fund	1,000.00	1,104.24	9.60	1,000.00	1,015.67	9.20	1.84
Royce Global Value Fund	1,000.00	951.50	9.63	1,000.00	1,014.93	9.94	1.99

K Class

Royce Pennsylvania Mutual Fund	1,000.00	1,112.73	7.07	1,000.00	1,018.10	6.76	1.35
Royce Premier Fund	1,000.00	1,075.70	7.93	1,000.00	1,017.16	7.70	1.54
Royce Low-Priced Stock Fund	1,000.00	987.34	7.83	1,000.00	1,016.91	7.95	1.59
Royce Total Return Fund	1,000.00	1,125.87	7.75	1,000.00	1,017.50	7.35	1.47
Royce Heritage Fund	1,000.00	1,092.66	8.25	1,000.00	1,016.91	7.95	1.59
Royce Opportunity Fund	1,000.00	1,183.18	7.79	1,000.00	1,017.65	7.20	1.44
Royce Value Fund	1,000.00	1,084.25	8.11	1,000.00	1,017.01	7.85	1.57
Royce Value Plus Fund	1,000.00	1,122.77	8.37	1,000.00	1,016.91	7.95	1.59
Royce 100 Fund	1,000.00	1,105.94	8.30	1,000.00	1,016.91	7.95	1.59
Royce Global Value Fund	1,000.00	952.53	8.42	1,000.00	1,016.17	8.70	1.74

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

126 | The Royce Funds 2013 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1, President
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer, and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Patricia W. Chadwick, Trustee
Age: 64 | Number of Funds Overseen: 34 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 75 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 71 | Number of Funds Overseen: 48 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 67 | Number of Funds Overseen: 48 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 61 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 55 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 51 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 46 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer, and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 53 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2013 Semiannual Report to Shareholders | 127

Board Approval of Investment Advisory Agreements

At meetings held on June 11-12, 2013, the Board of Trustees of The Royce Fund (the “Board”), including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund (“TRF”) relating to each of Royce Pennsylvania Mutual Fund, Royce Low-Priced Stock Fund, Royce Heritage Fund, Royce Value Plus Fund, Royce Premier Fund, Royce Special Equity Fund, Royce Value Fund, Royce 100 Fund, Royce Total Return Fund, Royce Dividend Value Fund, Royce Micro-Cap Fund, Royce Opportunity Fund, Royce Global Value Fund, and Royce International Smaller-Companies Fund (each, a “Fund” and collectively, the “Funds”). In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives, payments made to affiliates of R&A, as well as payments made by R&A, relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

The nature, extent and quality of services provided by R&A:
The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds pursuant to the Administration Agreement between R&A and RCF which went into effect on January 1, 2008 and the methodology used by R&A in allocating the compensation paid to certain R&A personnel and other administrative expenses to the Funds under that agreement. The trustees determined that the services to be provided to the Funds by R&A would be the same as those that R&A previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A:
In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. Except as described below, each of the Funds with 3 or more years of performance fell in the 1st or 2nd quartile within its Morningstar category and the small-cap universe for the 3-year, 5-year and 10-year periods ended December 31, 2012.
   Royce Premier Fund (“RPR”) and Royce Global Value Fund (“RGV”) placed in the middle quintile for the 3-year period ended December 31, 2012 within their respective Morningstar category. Royce Low-Priced Stock Fund (“RLP”) and Royce Opportunity Fund (“ROF”) fell in the middle quintile for the 5-year period within their Morningstar categories and RLP’s 10-year ranking fell in the middle quintile of its Morningstar category. Royce Micro-Cap Fund’s (“RMC”) Sharpe Ratio for the 5-year period fell in the 3rd quartile as its risk-adjusted performance in 2012 adversely impacted its longer-term performance. It was noted that as of December 31, 2011 RMC had placed in the first quartile for the 3-year, 5-year and 10-year periods. The Board noted that Royce Value Plus Fund (“RVP”) has struggled during recent market cycles as its portfolio manager had taken a more defensive portfolio approach going into the strong up market beginning with the March 2009 market low, leading to a 3rd quartile total return and Sharpe Ratio performance for the 5-year period and a 4th quartile Sharpe Ratio for the 3-year period. RVP was in the top quartile (4th percentile) for the 10-year period. It was also noted that RVP’s portfolio manager had repositioned the Fund to take it back to its “value plus” growth roots, resulting in a total return in 2012 of 15.2%, slightly trailing the Russell 2000 Index in a strong up market. RLP’s, RMC’s, Royce Heritage Fund’s (“RHF”), and Royce Value Fund’s (“RVV”), Sharpe Ratios fell in the 4th quartile for the 3-year period within each Fund’s Morningstar category. This was attributable in part to RLP’s, RMC’s, and RVV’s significant overweighting in materials, particularly metals and mining companies, and RHF’s focus on companies with low leverage and solid balance sheets, each of which contributed to lagging

128 | The Royce Funds 2013 Semiannual Report to Shareholders

performance. In addition to each Fund’s risk-adjusted performance, the trustees also reviewed and considered each Fund’s absolute total returns, down market performance and, for the Funds in existence for such periods, long-term performance records over periods of 10 years or longer.
   The Board also considered it important to look beyond the current snapshot of performance as of December 31, 2012 and therefore examined extended performance histories for each series with 3 years or more since its inception using monthly rolling average return periods through March 31, 2013.
The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which had outperformed their benchmark indexes and their competitors over longer-term periods. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing mid-cap, small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for each Fund and concluded that each of Fund’s performance supported the continuation of its Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with each Fund:
The trustees considered the cost of the services provided by R&A and the profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees noted that at times R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:
The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees noted that in 2004 breakpoints had been added to the investment advisory fees for all Funds except Royce Pennsylvania Mutual Fund (“PMF”) (PMF’s fee schedule already had breakpoints) and that the contractual investment advisory fee rate for each of RMC and RLP had been reduced in 2004. The trustees concluded that the current fee structure for each Fund was reasonable and that shareholders sufficiently participated in economies of scale.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:
The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees also considered each Fund’s administrative, sub-transfer agent, and transfer agent expenses. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The net expense ratios for PMF, RHF, ROF, and Royce Special Equity Fund ranked within the first or second quartile among their peers, as selected by Morningstar. RPR fell in the 3rd quartile among its peers, but its net expense ratio was only 5 basis points higher than its peer group median. RMC placed in the 3rd quartile within its peer group, 6 basis points higher than its peer group median. The Board also noted that RMC’s net expense ratio is below the average net expense ratio for the 46 non-institutional, non-ETF, domestic stock funds in the Morningstar database that invest primarily in issuers with market caps below $500 million and 12b-1 fees equal to or less than 0.25%. It was noted by the Board that RLP’s expense ratio placed in the 4th quartile, 22 basis points higher than its peer group median. RLP’s higher management fee, reflecting the Fund’s use of low-priced and micro-cap stocks, accounts for this difference. RLP’s net expense ratio is five basis points higher than the mean for all 304 small-cap category funds (non-institutional, non-index, non-ETF) with 12b-1 fees of 25 basis points. The trustees noted that RVV’s expense ratio placed in the 4th quartile within its peer group, 39 basis points higher than its peer group median as its management fee was 25 basis points higher than the peer group median. RVP’s expense ratio placed in the 4th quartile, 17 basis points higher than its peer group median. Each of Royce 100 Fund’s (“ROH”) and Royce Dividend Value Fund’s (“RDV”) expense ratios placed in the 3rd quartile, 7 and 10 basis points higher than their peer group median, respectively, as their management fees were 22 and 13 basis points higher. The management fees for ROH and RDV are consistent with other Royce open-end funds and their fund net expense ratios are below or approximate the 1.44% mean for all 304 small-cap category funds (non-institutional, non-index, non-ETF) with 12b-1 fees of 25 basis points. It was noted that most of RGV’s peers are in large-cap style boxes per the Morningstar data. After taking into consideration that the level of work necessary to invest in small-cap international securities is significantly greater than that necessary to invest in larger-cap securities, the trustees noted that the basis point differential in management fees, which gave rise to the generally higher expense ratio, was appropriate for RGV. It was also noted that 33% of the peers for Royce International Smaller-Companies Fund (“RIS”), as selected by Morningstar, do not have 12b-1 fees. Despite having no 12b-1 fees, these peers were selected because of their comparable investment market-cap ranges. The average 12b-1 fees for the peer group is 15 basis points, and the 10 basis points difference between that average and RIS’ 0.25% 12b-1 fee accounts for the majority of the differential in net expenses for these funds.
   The trustees noted that R&A has waived advisory fees for numerous series of TRF in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The trustees also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each of the Funds’ advisory fees compared favorably to these other accounts. It was noted that no single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of considerations and conclusions discussed above, the entire Board, including all the non-interested trustees, determined to approve the continuation of the existing Investment Advisory Agreements, concluding that a contract continuation on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

The Royce Funds 2013 Semiannual Report to Shareholders | 129

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2013, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2013 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
   Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
   All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The CBOE Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 Stock index option prices. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.
   The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
   Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Royce Funds may invest up to 25% (100% for Royce Global Value and International Smaller-Companies Funds, 35% of Heritage, Low-Priced Stock, and Micro-Cap Funds, 10% of Opportunity Fund, and 5% of Special Equity Fund) of their respective assets in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
    This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

130 | The Royce Funds 2013 Semiannual Report to Shareholders

2013 In Quotes

   It’s not during up years that great investment track records are made.
   – Charles de Vaulx, International Value Advisers, The Art of Value Investing

Points to Ponder
The reversion-to-the-mean effect shows up most over longer periods. Investors selecting a sector on the basis of its prior five-year performance would have earned much higher returns over the following five years by selecting the worst-performing sector than the best. The gap is more than 30 percentage points. In the long term it pays to be contrarian.
– The Economist, January 12, 2013

Supply will be constrained, and demand will be strong, coming from corporate buyers and individual and institutional investors, who will begin to reallocate funds toward the equity market and out of bonds. There will be a great migration or great rotation, or whatever you want to call it. It will intensify as the year continues.
– Brian Rodgers, Barron’s, January 26, 2013

Active managers earn their fees building a long-term performance record through time arbitrage... Value investors succeed not by chasing relative returns, but by embracing the fundamentals of value investing, finding the strongest, highest-quality companies at the best possible prices.
– Chuck Royce, Barron’s, May 11, 2013

While absolute skill tends to improve, relative skill tends to become more uniform. In plain words, that means that the difference between the best and the average is less than what it used to be. So, the best hitter in baseball is closer to an average player today than was the case 50 years ago.
– Michael Mauboussin, Morningstar Advisor, April/May 2013

With interest rates at all-time lows, stocks continue to offer investors the best prospects.
– Jeremy J. Siegel, Kiplinger’s Personal Finance, June 2013

Throughout the post-World War II era, the average stock-market decline in a bear market is about 25% and lasts about 10 months. So the bear market that ended in March of ’09 was twice as severe as the average. Most bear markets are induced by economic contractions. During the average recession in the postwar period, real gross domestic product goes down 2% from peak to trough. The most recent recession was about twice as severe in magnitude, so you had a bear market twice as severe as the average bear market, and the market discounted twice as severe an economic contraction.
– Leon Cooperman, Barron’s, May 18, 2013

In Absolute Agreement
For any period of less than five years you are evaluating serendipity rather than skill.
– Bill Nygren, Kiplinger’s Personal Finance, March 2013

American business will do fine over time. And stocks will do well just as certainly, since their fate is tied to business performance. Periodic setbacks will occur, yes, but investors and managers are in a game that is heavily stacked in their favor. (The Dow Jones Industrials advanced from 66 to 11,497 in the 20th Century, a staggering 17,320% increase that materialized despite four costly wars, a Great Depression and many recessions. And don’t forget that shareholders received substantial dividends throughout the century as well.)
– Warren Buffett, Berkshire Hathaway 2013 annual report letter, March 1, 2013

Cocktail Conversation
Commodities are not an investment. An investment by definition is either current income or a stream of future income. When you buy a commodity, you have to be assuming that you are going to be able to sell it at a higher price to someone else, because it has no income. Thus, it is not investing—it is speculating.
– Barton Biggs, Diary of a Hedgehog

Many who abandoned equities in the “flight to safety” have begun to slowly migrate from cash and bonds to high dividend, low volatility stocks, and very recently, to more cyclical stocks. The timid move back into equities is in early stages with much money still on the sidelines, but flows could occur sporadically.
– Longleaf Partners Fund, First Quarter 2013 Report

The Dow Jones Industrial Index has risen in 17 of the past 20 months, the longest such streak since 1951.
– Sandra Ward, Barron’s, June 1, 2013

Timeless Tidbits
When all is said and done, more is said than done.
– Lou Holtz

There are more fools among buyers than among sellers.
– Proverb

A creative man is motivated by the desire to achieve, not by the desire to beat others.
– Ayn Rand

Try not to become a man of success, but rather try to become a man of value.
– Albert Einstein

There are no secrets to success. It is the result of preparation, hard work, and learning from failure.
– Colin Powell

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

This page is not part of the 2013 Semiannual Report to Shareholders | 131

Making Headlines

At The Royce Funds, the integrity of our process and the reputation of our people are as important to us as the long-term performance of our portfolios, so it is always gratifying when the results of these three efforts are recognized in the wider world. Through the years, we have been fortunate enough to have a number of positive articles written about The Royce Funds, our firm, and our people, as well as opportunities to share our investment beliefs and approach. Below is a summary of several media mentions we received in the first half of this year.

June 26, 2013

Jay Kaplan Shares “The Case for Equities” with Investment News and Asset.tv
Moderating a comprehensive discussion on equities, host Evan Cooper gleaned insights on topics such as the current state of the market, interest rates, dividend stocks and bond proxies, Fed policy, the risks of investing in small-caps, diversified portfolios, gaining international exposure through small-cap portfolios, current investment opportunities, and more. When asked what advisors and investors should take away from the discussion, Jay responded, “There are three things we think about at The Royce Funds and have for a long time... and they are: always invest in companies with financial strength, try to invest in really good businesses—businesses that earn high returns on their capital—and the price you pay really matters, so be really careful about valuation and the price you pay.”

May 23, 2013

Chuck Royce in Barron’s “Willing to Wait”
“Right now, we’re working our way through a bubble of fear, a mirror to how it was in the 1990s, when we were in a bubble of greed,” said Co-CIO and President of The Royce Funds Chuck Royce in “Willing to Wait,” an article written by Jack Willoughby and published by Barron’s on May 11, 2013. “This market and the wide availability of credit rewards the overleveraged operations that have made excessive use of debt,” said Chuck. “It’s taken us awhile to understand the destructive effects of quantitative easing,” he added. Among the consequences of the Federal Reserve’s quantitative easing program—in addition to distorting stock value—have been investors’ preference for lower-quality companies, fixed-income securities, and passive management vehicles such as exchange-traded funds (ETFs) and index funds. However, while investor confidence can wax and wane quickly, playing a major role in the market’s direction, Chuck remains disciplined and sticks to his path. The article also looked closely at Chuck’s investment methodology, citing three companies that he currently likes.

May 9, 2013

Consuelo Mack WealthTrack:
Exclusive Interview with The Royce Funds’ “Great Investor”
On April 26, 2013, Co-CIO, President, and Portfolio Manager Chuck Royce was welcomed once again as a guest on Consuelo Mack WealthTrack. Introduced as a “small-company stock pioneer,” Chuck answered questions that revolved around his 40 years of experience investing in small-cap stocks, how the market has changed during his tenure, and the most important lessons he’s learned since enduring the bear market of the early- and mid-1970s, which include controlling risk, measuring performance by full market cycles, focusing on absolute returns (not comparisons to indexes), and maintaining a long-term investment discipline. “You have to suspend your fear in the short term in order to capture the long-term performance,” said Chuck. The interview also consisted of Chuck’s thoughts on the current market environment, small-caps as a distinct asset class, where Chuck is currently finding value, and avoiding the bandwagon while betting on quality.

April 15, 2013

The Wall Street Journal: Royce Special Equity Multi-Cap Among “Promising New Funds From Old Hands”
For many investors, distinguishing whether a new fund is either “promising” or “lucky” depends heavily on that manager’s experience and track record with other funds. Managed by Charlie Dreifus, Royce Special Equity Multi-Cap Fund was one of four portfolios mentioned in the Wall Street Journal’s April 7, 2013 article “Promising New Funds From Old Hands.” Author Javier Espinoza stated that, “Mr. Dreifus says he looks for companies that are inexpensive on an absolute basis, not just compared with the market or peers.” He added, “[Charlie] says his approach includes a ‘deep dive into the accounting’ of the companies.”

132 | This page is not part of the 2013 Semiannual Report to Shareholders

Searching for Super Small-Cap Companies Through the Macro Noise

Portfolio Manager and Principal Chris Clark offers insights into our disciplined, long-term investment process by emphasizing the role that contrarian thinking plays in our portfolios.

Watching Man of Steel on its opening weekend, the latest movie based on the iconic Superman comic books, I was struck by the fact that one “tail risk” not regularly appearing on the seemingly endless list of macroeconomic concerns is the possibility, however slight, that a well-armed villain from another galaxy might unexpectedly show up and wreak havoc on our sometimes peaceful and unprepared planet. It may be the one global catastrophe that we have not been warned about by market pundits.
   Without giving away the plot, let’s just say that some variation of this unlikely turn of events does indeed occur, and while the film made no reference to the impact this unfriendly visit had on financial markets (sadly for me), it’s no stretch to conclude that there would probably be more sellers than buyers during the initial period of panic and uncertainty.
   Not wanting to miss the full effects of this thriller, I convinced my wife and daughters to see the movie in IMAX 3D. In hindsight, this was probably not a great call on my part. To say that the whole experience overwhelmed the senses understates the continuous visual and audio assault that exhausted more than it entertained several moviegoers, my wife and youngest daughter included.
   Other viewers had a similar experience, with several congregating outside the theater doors also attempting to regain their lost senses. I was able to make it through to the ending but felt disoriented by the whole experience. It took several hours for the effects to fully wear off.
   Clearly the theater’s supersized viewing screen and deafening Dolby Surround Sound, combined with the movie’s exhilarating action and awesome 3-D imagery, had the desired effect of hijacking the senses. However, it also had the unintended consequence of numbing the viewer to the underlying plot.
   Although no one will pay hard-earned dollars to watch the action on trading floors or Ben Bernanke’s press conferences, the corollaries to today’s investment climate are otherwise surprisingly close. Systemic risks abound and while clearly different and (perhaps) less fantastic than those depicted in the movie, they are no less unsettling when followed to their potential conclusion.
   The most dramatic systemic risks imply the end of civilization due to natural resource exhaustion, civil strife over wealth disparity, wars over unpaid liabilities (people generally like to get paid back), and religious fanaticism. Of course, risks are one thing and outcomes can be entirely different—therein lies the true challenge for today’s would-be heroic investor.
   The prognostications from market pundits through the various media outlets are overwhelming and constant. Much like the IMAX 3-D experience, the extreme noise can make the underlying plot tough to discern. And weighing the probabilities of any outcome is another challenge entirely.
   One recent favorite of the pundits has been the inherently flawed eurozone currency structure. Another doomsday scenario centers on Japanese Prime Minister Shinzo Abe’s attempt to target inflation through extreme monetary and fiscal policies. A third recent view sees China struggling with demographic and environmental catastrophe while also facing an economic hard landing that will unleash massive social upheaval in the world’s most populous country. And there’s always the old favorite involving the respective pursuits of nuclear weapons by North Korea and Iran, as well as each nation’s stated goals of annihilating their adversaries (a list that often includes the U.S.).

   The investment team at Royce is often asked to weigh in on macroeconomic issues and while we oblige, somewhat reluctantly, we always offer the same caveat—our expertise is evaluating and understanding companies, their value, quality, and future prospects, not predicting economic, political, or strategic outcomes, especially those that resemble the plot of a summer blockbuster. For us, the multitude of variables that go into that type of analysis would cause sensory and intellectual overload. Even more importantly, we might miss the underlying story.
   This is important because we invest in companies, not headlines or economic statistics. Like the best-drawn movie characters, companies can be resilient and dynamic entities that more often than not self-determine their long-term success or failure. There is no question that macroeconomic factors provide relevant inputs. Yet from our perspective they are often far less important than investors believe.
   So whether or not the investment community decides to sell everything because chaos and destruction appear imminent is less of a concern to us than which companies look likely to survive, adapt, and ultimately grow stronger in whatever the aftermath. That is our business, and we are sticking with it. All that loud noise is like Kryptonite to us.

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

This page is not part of the 2013 Semiannual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $36 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for 40 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, four assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees, and their families currently have approximately $168 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA/BD Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

SEMIANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

Royce Select Fund I

Royce Select Fund II

Royce Global Select Long/Short Fund

Royce Enterprise Select Fund

Royce Opportunity Select Fund

Royce Micro-Cap Discovery Fund

Royce Financial Services Fund

Royce SMid-Cap Value Fund

Royce Focus Value Fund

Royce Partners Fund

Royce Special Equity Multi-Cap Fund

Royce European Smaller-Companies Fund

Royce Global Dividend Value Fund

Royce International Micro-Cap Fund

Royce International Premier Fund

www.roycefunds.com

A Fresh Experience at RoyceFunds.com

Welcome to the new RoyceFunds.com! We’ve redesigned the site in order to give you a simpler, more efficient, and user-friendly online experience that’s been optimized for compatibility with any device.

ACCESS ALL IN ONE PLACE
Fund pages have been enhanced to bring you all the information you need on your investments without leaving the page.

LEARN ABOUT PORTFOLIO MANAGERS
Interactive and colorful, our People pages provide professional bios as well as videos, funds managed, commentaries, and news from your favorite Royce managers.

MAKE THE SITE WORK FOR YOU
In addition to Shareholder Account Access, you can register for an account and log in to personalize your experience. With the My Funds feature, you’ll be able to organize and check in on your Funds at any time and on any device.

eDelivery Saves! Sign Up Now.
eDelivery saves paper, time, and fund expenses.[1] Sign up now to view statements, prospectuses, financial reports, and tax forms online.
> www.roycefunds.com/edelivery
[1] Any direct Royce Funds IRA investor who chooses eDelivery of prospectuses, financial reports, and RWord will be exempt from the $15 annual IRA maintenance fee. (We will continue to also waive the fee for investors with more than $20,000 invested in Royce IRAs at the time the fee is charged, and for new transfer and rollover accounts in their first year.)

Stay Informed
Follow us on Twitter, watch us on YouTube, subscribe to our RSS feed, and sign up for our monthly eWord newsletter to stay up to date on the latest from The Royce Funds.
www.twitter.com/roycefunds
www.youtube.com/roycefunds
www.roycefunds.com/eword
www.roycefunds.com/rss

This page is not part of the 2013 Semiannual Report to Shareholders

Semiannual Review

Fund Guide	2

Performance and Expenses	4

Portfolio Characteristics	5

Letter to Our Shareholders	6

2013 In Quotes	98

Making Headlines	99

Postscript: Searching for Super Small-Cap Companies Through the Macro Noise	Inside Back Cover

Semiannual Report to Shareholders	13

This page is not part of the 2013 Semiannual Report to Shareholders | 1

Royce Fund Guide

Value-Oriented Small-Cap Offerings Tailored to Specific Investor Needs

INVESTMENT UNIVERSE BREAKDOWN[1]

The size and diversity of the small-company universe make it a unique and fertile area for investment. For 40 years, it has been our primary area of focus. Over that time, this universe has evolved into an established asset class, used by a wide range of investors, including institutions, consultants, advisors, and individuals. Today, there are numerous small-cap and micro-cap indexes and ETFs. Importantly, the continuous regeneration of the asset class, through the entrance of new companies, spin-offs, and IPOs, makes it an evergreen source of investment opportunities. This is why we have elected to focus on the smaller-company universe and believe it is ideally suited for a variety of distinct offerings.

Market Cap
The smaller company universe consists of more than 4,000[1] publicly traded companies in the U.S. (and more than 21,000[1] outside the U.S.). We break it down into two distinct market segments: micro-cap—companies with market caps up to $750 million—and small-cap—companies with market caps between $750 million and $2.5 billion.
     Sorting the universe into two markets is critical because, in our experience, each requires a portfolio approach based primarily on diversification needs. Our portfolio managers share a common investment approach, one that emphasizes paying attention to risk and buying what each thinks are strong businesses at discounted prices, but our portfolios also possess important differences that make each one unique.

Portfolio Approach
Our portfolio managers possess broad latitude within our investment universe, though in general they seek a combination of quality—measured by the balance sheet and returns on invested capital—and valuation.
     Portfolios that invest more heavily in micro-caps are, in general, more broadly diversified due to liquidity considerations; those that invest primarily in the upper end of small-cap portfolios universe tend to be more focused. In addition, we seek to take advantage of pockets of opportunity, such as dividend-paying companies, low-priced companies, turnarounds, special situations, etc., within each universe.

Broadly Diversified Portfolios
A broadly diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Focused Portfolios
A focused portfolio at Royce is one that either (i) generally invests in no more than 100 companies and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

[1] Reuters as of 6/30/13

The Royce Funds, other than Royce Special Equity Multi-Cap Fund, invest primarily in micro-cap, small-cap, and/or mid-cap stocks, which may involve considerably more risk than investing in larger-cap stocks (please see “Primary Risks for Fund Investors” in the prospectus). Each Fund may invest a portion of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments (please see “Investing in Foreign Securities” in the prospectus). Distributor: Royce Fund Services, Inc.

2 | This page is not part of the 2013 Semiannual Report to Shareholders

This guide is designed to help investors better understand both the different approaches and the common ground among our portfolios. Looking closely at our Fund Guide allows investors to see other important differences—in levels of volatility, sector orientation, and investment themes—within the context of our two key differentiators, namely market cap and portfolio approach. We think that understanding these differences can inform asset allocation decisions, especially when investors incorporate more than one Royce offering within their portfolios. Listed below are the Royce Funds included in this Semiannual Report, arranged by average market cap. For a complete listing of our Funds and their attributes please visit our website at www.roycefunds.com.

Fund Tools Go online for more tools to help you better understand our Funds. Compare Funds > www.roycefunds.com/compare Prices & Performance > www.roycefunds.com/prices

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

This page is not part of the 2013 Semiannual Report to Shareholders | 3

Performance and Expenses	Through June 30, 2013

	Average Annual Total Returns						Gross Annual	Net Annual
					Since	Since	Operating	Operating
Fund	Year-to-Date[1]	1-Year	5-Year	10-Year	Inception	Inception Date	Expenses	Expenses

Royce Select Fund I	6.72%	18.05%	8.32%	11.72%	13.40%	11/18/98	1.15%	1.15%

Royce Select Fund II	6.37	14.81	9.43	n.a.	6.80	6/30/05	3.08	1.60

Royce Global Select Long/Short Fund	-9.15	0.20	1.45	n.a.	8.57	6/30/05	2.20	1.70

Royce Enterprise Select Fund	11.49	21.93	7.37	n.a.	6.06	9/28/07	3.86	1.24

Royce Opportunity Select Fund	17.88	36.45	n.a.	n.a.	20.99	8/31/10	2.67	1.38

Royce Micro-Cap Discovery Fund	12.24	15.72	5.04	n.a.	5.36	10/3/03	2.94	1.49

Royce Financial Services Fund	18.89	32.61	8.23	n.a.	7.44	12/31/03	1.96	1.58

Royce SMid-Cap Value Fund	4.80	17.84	4.25	n.a.	3.65	9/28/07	1.90	1.35

Royce Focus Value Fund	4.41	14.01	n.a.	n.a.	13.52	2/27/09	2.06	1.36

Royce Partners Fund	12.13	26.14	n.a.	n.a.	12.60	4/27/09	4.85	1.37

Royce Special Equity Multi-Cap Fund	17.81	23.27	n.a.	n.a.	14.75	12/31/10	1.51	1.39

Royce European Smaller-Companies Fund	2.31	20.19	3.98	n.a.	2.45	12/29/06	2.16	1.72

Royce Global Dividend Value Fund	1.97	18.11	n.a.	n.a.	2.26	12/31/10	2.87	1.70

Royce International Micro-Cap Fund	-0.46	8.56	n.a.	n.a.	-4.67	12/31/10	3.97	1.76

Royce International Premier Fund	4.60	18.86	n.a.	n.a.	2.92	12/31/10	3.54	1.69

[1] Not annualized

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce Select II, Global Select Long/Short, European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, if any, to the extent necessary to maintain net operating expenses at or below: 1.35% for Royce Focus Value and Partners Funds; 1.39% for Royce Special Equity Multi-Cap Fund; 1.49% for Royce Micro-Cap Discovery and Financial Services Funds; and 1.69% for Royce European Smaller-Companies, Global Dividend Value, International Micro-Cap and International Premier Funds through April 30, 2014, at or below: 1.24% for Royce Enterprise Select and Opportunity Select Funds; and 1.49% for Royce Select II and Royce Global Select Long/Short Funds through April 30, 2015, at or below: 1.99% for Royce Select Fund II, Global Select Long/Short, Enterprise Select, Opportunity Select, Micro-Cap Discovery, Focus Value, Partners, European Smaller-Companies, Global Dividend Value, International Micro-Cap and International Premier Funds through April 30, 2023. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of the Funds’ Service Class bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Select I, Select II, Global Select Long/Short, Enterprise Select, and Opportunity Select Funds may sell securities short which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales present unlimited risk on an individual stock basis since the Fund may be required to buy security sold short at a time when the security has appreciated in value. Royce Global Select Long/Short, European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Distributor: Royce Fund Services, Inc.

4 | This page is not part of the 2013 Semiannual Report to Shareholders

Portfolio Characteristics		Through June 30, 2013

		Longevity	Average		2012	% of		Five-Year
		of Fund	Market	Number of	Turnover	Non-U.S.		Standard
Fund	Portfolio Manager(s)	(in years)	Cap[1]	Holdings	Rate	Securities		Deviation

Royce Select Fund I	Lauren Romeo	14	$1,884	74	54%	8.3%		21.50

Royce Select Fund II	Jim Harvey	8	889	86	123	34.7	[2]	24.10

Royce Global Select Long/Short Fund	David Nadel	8	1,299	72	77	108.3	[2]	22.43

Royce Enterprise Select Fund	Steven McBoyle	5	3,882	59	127	5.4		16.63

Royce Opportunity Select Fund	Bill Hench	2	703	92	196	4.5	[2]	n.a.

Royce Financial Services Fund	Chuck Royce	9	2,933	86	26	24.4		23.38

Royce Micro-Cap Discovery Fund	George Necakov, Jim Harvey	9	416	101	87	4.2		23.46

Royce SMid-Cap Value Fund	Steven McBoyle, Whitney George	5	3,493	47	46	26.0		22.72

Royce Focus Value Fund	George Wyper	4	4,243	52	21	12.4		n.a.

Royce Partners Fund	Chuck Royce	4	3,624	60	31	29.0		n.a.

Royce Special Equity Multi-Cap Fund	Charlie Dreifus	2	23,858	29	14	n.a.		n.a.

Royce European Smaller-Companies Fund	David Nadel, Chuck Royce	6	1,081	79	22	96.1		25.92

Royce Global Dividend Value Fund	Chuck Royce	2	1,217	154	36	83.4		n.a.

Royce International Micro-Cap Fund	David Nadel	2	346	115	62	94.3		n.a.

Royce International Premier Fund	David Nadel	2	1,664	51	103	99.3		n.a.

[1]

Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Long positions only.

This page is not part of the 2013 Semiannual Report to Shareholders | 5

Charles M. Royce, President

As it has for the past few years,
sentiment once again shifted
dramatically in the second quarter
and volatility returned to the markets.
However, unlike the previous few
years, it was the bond market that felt
the brunt of the pain as speculation
that the Federal Reserve may soon pull
back from its unprecedented stimulus
efforts fueled a one percentage point
jump in 10-year Treasury yields during
the final two months of the quarter.

After gaining 12.4% in the first
quarter of 2013, the Russell 2000
Index advanced 3.1% in the second
quarter, finishing the first half of
the year with a 15.9% gain. At the
same time, the CBOE Volatility Index
(VIX), after hitting a fresh 2013 low
in March 2013, spiked 33% in
the second quarter—the largest
quarterly increase since the third
quarter of 2011.

In the span of one quarter, we have
transitioned from a world in which the
idea that interest rates would remain
indefinitely low to one in which the
shift back to a more normalized yield
environment is now center stage.

Continued on page 8...
Letter to Our Shareholders

Exile on Wall Street
The small-cap market reached peaks in July 2007 and April 2011 before surging to its most recent record highs. Surveying the small-cap landscape from the vantage points of these respective summits shows that each cycle (the second of which is still going on) has presented a difficult environment for active managers such as the parties penning this letter. This has been particularly true of the most recent period, which has seen solid results for the major small-cap indexes, ETFs, and other passive investment vehicles, while the active managers who once routinely outperformed all of them have achieved more muted results. The current phase has favored more defensive sectors and investments with high dividend yields, such as REITs and MLPs. Strong balance sheets and higher-quality metrics such as returns on invested capital (ROIC) have also been out of favor in this world of easy money and zero interest rates that tends to be more supportive of lower-quality businesses. And we have not even mentioned the flight to fixed income, which, along with the proliferation of ETFs, has been one of the most significant developments in the investment world during the last three-plus years.
     These events took shape in a market that has featured regular spasms of high volatility and periods of declining stock prices, some of them of a historically extreme nature. These are periods in which fundamentally driven active management approaches such as ours have historically proven their worth. That many of our portfolios struggled to preserve their value as effectively as they have done historically during the market downturns since the pre-crisis peak in July 2007 has been frustrating and humbling, to say the least. Yet investing is a routinely humbling business. This is not the first time (and almost certainly won’t be the last) in which we

6 | This page is not part of the 2013 Semiannual Report to Shareholders have endured a prolonged relative slump versus the small-cap market as a whole. But behind every contrarian, especially an out-of-sync one, is a disciplined investor. By buying out-of-favor companies and rooting around beaten down sectors and industries, we do things every day that may not look particularly savvy to many on Wall Street, at least in the short run. After 40 years, we are used to doing things according to our own principles and long-term time frame and do not mind being something akin to exiles on Wall Street.
     It should come as no surprise, then, that we are not persuaded—or even bothered—by those voices suggesting that active management has perhaps seen its day in the sun. With ETFs and high-frequency trading seemingly making markets that much more efficient, with so many investors disenchanted with equities, and with sustained periods of relative underperformance in the books, perhaps (so the argument runs) active managers should simply switch to indexing or find another line of work. To be sure, the last several years have given us little to crow about (while serving up plenty of crow to eat). However, we remain as enthusiastic as ever about active management in general and value-oriented small-cap investing in particular. To paraphrase Mark Twain, we find reports of the death of active management to be greatly exaggerated.
     So while lower-quality stocks have dominated the market and outperformed many of our holdings through the current cycle, we are undeterred in our conviction that well-run, cash-rich businesses with high returns on invested capital remain the best route to building long-term wealth. It is also important to remember that many stocks possessing these attributes have done very well on an absolute basis through the current cycle even as they have suffered in comparison to their more defensive or higher-yielding cohorts. Finally, we have already seen signs of a change in which we think the kind of higher-quality companies that we favor can assume a leadership role. There were encouraging signals in May and in the second half of 2012 that investors were giving more thought to fundamentals. In short, we are excited about the days ahead. We are bullish not only on stocks but, more important, on our specific approach to quality and active management.

Tumbling Dice
When 2012 drew to a close, we were equally optimistic. The second half of 2012 offered much that was good for what ailed quality-centric investors. The last few months in particular saw a brief resurgence of quality as many companies with strong balance sheets, high ROIC, and strong cash flow characteristics outpaced the rest of the small-cap market. This rally did not last long into 2013, however, as more highly levered and lower-ROIC businesses soon resumed leadership. Quality stocks for the most part acquitted themselves well in the bullish first quarter; they simply did not attract as much interest as more defensive areas. The strongest sectors for the small-cap Russell 2000 Index during the first quarter were Health Care,
By buying out-of-favor companies and
rooting around beaten down sectors and
industries, we do things every day that
may not look particularly savvy to many
on Wall Street, at least in the short run.
After 40 years, we are used to doing
things according to our own principles
and long-term time frame and do not
mind being something akin to exiles on
Wall Street.

This page is not part of the 2013 Semiannual Report to Shareholders | 7

From our perspective, the end to
the easy money bias that has been
in place for several years presents
an attractive environment for
active managers with an absolute
orientation like us, as underlying
fundamentals and less-leveraged
balance sheets should become
increasingly more important.

We have long thought that the
ongoing efforts to reflate the
economy through numerous
quantitative easings and a zero
interest rate policy would have
unintended consequences. To be
sure, the actions of the Fed have
been distorting asset pricing and
valuations in the equity market in
a number of ways. Many of the
fundamental qualities we hold so
dear, for example, seem temporarily
suspended in an investment world
where highly-leveraged businesses
are benefiting from the ability to
restructure their debt, lower funding
costs, and extend maturities.

The unintended consequence of
leveling the playing field has
given lower-quality companies
the luxury of time, which in a
normal environment they would
not have. It would not surprise us to
see these trends reverse as tapering
is implemented and monetary
stimulus is slowly trimmed back
and ultimately withdrawn.

Continued on page 10...

Letter to Our Shareholders
Consumer Discretionary, and Financials, the latter drawing much of its strength from REITs. More cyclical sectors such as Technology and Energy, which we see as featuring some of the most attractively valued, high-quality companies available over the last couple of years, lagged.
     The result was a strong opening quarter for stocks across the board. Small-caps led, showing positive returns for the third consecutive quarter. The Russell 2000 gained 12.4% compared to respective gains of 11.0% and 10.6% for the large-cap Russell 1000 and S&P 500 Indexes, while the more tech-oriented Nasdaq Composite rose 8.2%. Quality stocks resuming their back seat was not entirely surprising. Stocks as a whole have been on an encouraging roll since the low on June 2, 2012, so some give-back was not entirely unexpected, even if it was somewhat disappointing.
     Going into the second quarter, we were confident that the rally could last, though we also assumed that a correction would be a natural part of a longer-term bullish trend, as has been the case over the past several years. While share prices all over the globe were more volatile in the second quarter, on the domestic front a rocky market still resulted in positive returns, with strength across all asset classes. The tech-oriented Nasdaq Composite led for the quarter with a 4.2% advance. Small-cap edged out the large-cap indexes, with the Russell 2000 up 3.1% for the quarter compared to respective gains of 2.9% and 2.7% for the S&P 500 and Russell 1000 Indexes.
     One-year results were also strong for the major indexes, with the Russell 2000 leading (+24.2%), followed by the Russell 1000 (+21.2%), S&P 500 (+20.6%), and Nasdaq (+16.0%). Three-year results were even more closely aligned, offering compelling evidence of just how tightly correlated equity returns have been. Average annual total returns for the three-year period ended June 30, 2013 for the Russell 2000 (+18.7%), the Russell 1000 (+18.6%), and S&P 500 (+18.5%) were within two-tenths of one another while the Nasdaq rose 17.3% over the same span. That stocks continue to perform well could be seen by the fact that trailing one-, five-, and 10-year results for the small-cap and two large-cap indexes were well ahead of their returns for the same periods ended one year prior.
     Micro-cap returns also continued their ascent. The Russell Microcap Index gained 18.3% year-to-date through June 30, 2013. Its one-year result was also strong, up 25.4%. The micro-cap index’s trailing three-, five-, and 10-year results were also fine, though it trailed the Russell 2000 in these periods. By contrast, mid-caps narrowly underperformed year-to-date—the Russell Midcap Index rose 15.5% through the end of June—but outpaced their small-cap peers for the one-, three-, 10-, 15-, 20-, and 25-year periods ended June 30, 2013. This impressive long-term record helps to explain why we think of mid-caps as the market’s stealth asset class.

8 | This page is not part of the 2013 Semiannual Report to Shareholders

     Outside the U.S., short- and intermediate-term results were far less bullish. The first quarter saw positive, though lower, returns for the Russell ex-U.S. Small Cap Index, which climbed 6.5% while the Russell ex-U.S. Large Cap Index was up 3.1%. Second-quarter results slipped into the red as the Russell ex-U.S. Small Cap Index fell 4.5% and the Russell Global ex-U.S. Large Cap Index was down 2.9%. This resulted in considerably lower year-to-date results through June 30, 2013: the Russell ex-U.S. Small Cap Index was up 1.8% while its large-cap sibling managed only a 0.1% advance. In this context it was hardly surprising that one-, three-, and five-year results for the non-U.S. indexes were also well behind their U.S. equivalents for the periods ended June 30, 2013.

Shine a Light
Among The Royce Funds in this Semiannual Review and Report, Royce Opportunity Select, Financial Services, Special Equity Multi-Cap, and International Premier Funds outperformed their respective benchmarks for the year-to-date period through the end of June, providing four happy exceptions to what was otherwise a lackluster six months on a relative basis. The other Funds ran the gamut. Three portfolios turned in strong absolute results—Royce Enterprise Select, Micro-Cap Discovery, and Partners Funds. Royce Select Fund I, Select Fund II, SMid-Cap Value, and Focus Value Funds were not as robust, but still posted respectable absolute returns. Those portfolios that fared less well—Royce Global Select Long/Short, European Smaller-Companies, Global Dividend Value, and International Micro-Cap Funds—shared a significant exposure to non-U.S. stocks, many of which struggled in the first half.
     As a group, the Funds featured in this Semiannual Review and Report had strong results from several sectors, including Financials, Information Technology, Industrials, and Consumer Discretionary. Those portfolios with anything beyond a modest amount of exposure to the Materials sector generally paid a high price in the form of sizable net losses. These declines came overwhelmingly from the metals & mining industry, and especially from precious metals mining companies, a once sterling industry that has recently become a persistent trouble spot for a few Royce-managed portfolios.
     In the first quarter cyclical companies mostly lagged defensive sectors, but the second quarter offered a more eclectic, and thus encouraging, mix. Within the Russell 2000, both Consumer-oriented sectors remained strong, as did Health Care, Information Technology, and Telecommunications Services. However, the more cyclical Energy, Materials, and Industrials sectors fell, as did more high-yielding areas such as REITs and Utilities. The S&P 500 showed a similarly scrambled pattern among large-cap sector returns. Although painful in the short term, we see this growing differentiation as a very positive sign that the U.S. market is beginning to break out of its correlation groove.

We are bullish not only on stocks but, more important, on our specific approach to quality and active management.

This page is not part of the 2013 Semiannual Report to Shareholders | 9

To be clear, our balance sheet
scrutiny is paramount to our
process, particularly our focus
on risk. To that end, we have
always chosen to focus on
companies with high operating
leverage. Our measure of financial
leverage centers on the ratio of
assets to stockholders’ equity,
looking for a two-to-one ratio for
non-financial companies.

This is an important part of our
ongoing search for a company’s
“margin of safety.” If a company is
carrying too much debt, it impedes
its own ability to meet the challenge
of out-of-left-field occurrences
such as lawsuits, the loss of a major
customer, or overseas currency crises.

A conservatively capitalized
company, especially a smaller
company, can better weather these
storms because it has the necessary
financial reserves to do so, while a
company with too much debt on
the balance sheet runs a greater
risk that stormy weather will turn
into a hurricane.

We also view financially strong
companies as well-positioned to
grow. The assets of these
companies are derived more
from retained earnings than
paid-in capital, i.e., they have
the ability to self-fund their
own success as a business.

Continued on page 12...

Letter to Our Shareholders
2013 YEAR-TO-DATE TOTAL RETURNS FOR THE ROYCE FUNDS VS. BENCHMARK INDEXES as of 6/30/13

Let it Loose
During the first half of 2013 the stock market displayed a broadly similar pattern of results to the first halves of 2010, 2011, and 2012. This was a model in which a robustly bullish first quarter gave way to a far more volatile second quarter, with a sudden shift in market sentiment driven primarily by global macro issues. However, this year’s first half also showed some notable differences that suggest a break with the market’s previously unyielding pattern of the last three calendar years—a pattern marked by closely correlated returns and, as a result, relatively uninspired results for many active managers. For example, during the first quarter of 2013 the market was remarkably good at tuning out a great deal of ominous political news. When Congress and the President failed to produce a long-term plan to tackle the deficit, the market mostly shrugged and continued to climb. When sequestration began to take effect in the aftermath of the stalled budget negotiations, stocks once again paused then resumed moving upward.

10 | This page is not part of the 2013 Semiannual Report to Shareholders

     This stood in stark contrast to what we saw in 2010, 2011, and most of the first half of 2012, when the markets seemed to react to little other than macro headlines that were themselves largely driven by political events. In addition, when macro issues did inspire a sell-off, year-to-date returns were not too adversely affected, with most stocks and domestic indexes escaping the more uncertain second quarter of 2013 in the black despite a 33% second-quarter spike in the CBOE Volatility Index (VIX). This increase was the largest quarterly advance for the VIX, which hit a fresh 2013 low in March before spiking higher, since the third quarter of 2011. Another significant deviation from the pattern of previous years was the pain born by the bond market. Speculation that the Fed would taper its stimulus efforts fueled a full one percentage point jump in 10-year Treasury yields during May and June. We saw an encouraging variation in performance at the stock, industry, and sector levels, which was especially pronounced in these same two months, as signals that the economy was slowly finding its way back to more historically normal—that is, less Fed-dependent—levels of growth and activity.

Happy?
All of this makes us optimistic. Our contention is that the unusual performance pattern spurred by the effects of multiple rounds of QE and zero interest rates has begun to unwind, which will set the stage for more fundamentally based value-oriented approaches to take hold of market leadership. One sign that the process has already begun is that in the space of roughly three months we have moved from an environment in which many believed that interest rates would remain low indefinitely to one in which more historically normal
Our contention is that the unusual
performance pattern spurred by the
effects of multiple rounds of QE and
zero interest rates has begun to
unwind, which will set the stage for
more fundamentally based value-
oriented approaches to take hold
of market leadership.

This page is not part of the 2013 Semiannual Report to Shareholders | 11

Of course, transitions are never
easy. Shifting back to a more
normalized yield environment is
likely to be marked by increased
volatility and pockets of uncertainty.
Stock prices have begun the
transition from their reliance
on monetary policy to fundamentals,
which is a process we believe will
stress the importance of companies
with strong, less-leveraged balance
sheets, excess cash flow generation,
and the ability to self-finance.

We look forward to a more normalized
yield environment that could usher in
that long-awaited flight to quality.
yields are inching closer and closer. We have argued that an unintended consequence of QE and zero interest rates has been to make life a little too easy for lower-quality companies. Highly levered businesses have been able to re-finance their obligations at record low rates and thus not pay the usual economic cost for being over-levered. This unnatural and (we believe) temporary advantage reduced the attractiveness of the conservatively capitalized businesses that have been our portfolio mainstays since the early 1970s. However, with Fed policy changing, we are moving closer to a market in which strong fundamentals are likely to be in high demand once more.
     What Ben Bernanke actually said back in June about the Fed potentially tapering its bond purchases seemed entirely positive. Many of us have been waiting for the economy and the markets to return to more historically normal conditions for some time. We have been especially eager to see interest rates normalize, which would be as sure a sign as any that the economy and markets are operating at something like business as usual (and this period of QE and zero interest rates has been anything but that). We suspect an environment in which the Fed is not as intimately involved in the economy will be a healthy one for stocks. So while many investors saw the Fed’s plans to taper bond purchases as a cause for alarm, we saw it as an affirmation that the economy is healing as it grows. Within the next couple of years, it should grow even stronger. Along with more historically normal—that is, higher—rates, this would be a very welcome development for equities in our view, particularly the kind of attractively valued, well-run, financially strong small-cap businesses that remain our favorites. Guarded optimism may be as close to bliss as we can usually get, but we have seldom felt more confident about our investment approach than we do right now, looking out on the months and years to come.

Sincerely,

	Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
	President	Vice President	Vice President

July 31, 2013

12 | This page is not part of the 2013 Semiannual Report to Shareholders

The Royce Funds 2013 Semiannual Report to Shareholders | 13

Royce Select Fund I

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			6.72%

One-Year			18.05

Three-Year			13.05

Five-Year			8.32

10-Year			11.72

Since Inception (11/18/98)			13.40

ANNUAL EXPENSE RATIO

Operating Expenses			1.15%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2012	13.7%	2005	10.9%

2011	-3.6	2004	19.1

2010	18.2	2003	48.7

2009	39.6	2002	-15.8

2008	-25.9	2001	24.5

2007	10.7	2000	15.0

2006	15.0	1999	35.4

TOP 10 POSITIONS % of Net Assets

Reliance Steel & Aluminum			3.1%

Federated Investors Cl. B			2.9

Helmerich & Payne			2.9

Alleghany Corporation			2.7

Oil States International			2.3

MKS Instruments			2.1

Unit Corporation			2.1

ATMI			2.0

GrafTech International			2.0

Bio-Rad Laboratories Cl. A			2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			22.8%

Information Technology			22.6

Energy			13.4

Financials			8.7

Materials			8.3

Consumer Discretionary			7.9

Health Care			5.9

Consumer Staples			1.4

Miscellaneous			2.9

Cash and Cash Equivalents			6.1

Manager’s Discussion
The first-half performance of Royce Select Fund I (RS1) left us a little vexed. On the one hand, we found the Fund’s absolute result satisfactory; on the other hand, its relative performance left a great deal to be desired. For the year-to-date period ended June 30, 2013, RS1 gained 6.7%, well behind the 15.9% advance for its small-cap benchmark, the Russell 2000, over the same period. This was frustrating in light of the Fund’s impressive showing in the second half of 2012 when RS1 outpaced the small-cap index, gaining 10.6% versus 7.2%.
     We were hoping for improved absolute and relative results as well as a market that would continue to be less enamored of high yield and instant growth and more attracted to companies with strong fundamentals. So while the first quarter of 2013 was bullish, it appeared to be a different sort of bull run than what we saw in last year’s second half. RS1 was up 7.3% in the first quarter, trailing the Russell 2000, which climbed 12.4%.
     The second quarter brought a wave of volatility, more uncertainty, and enough variation in sector, industry, and company results to rekindle our hopes that the long period of close correlation and higher returns for lower-quality businesses was finally ending. However, the Fund fell further behind the Russell 2000 between the beginning of April and the end of June, a period in which RS1 lost ground to the small-cap index during the more volatile months of the second quarter. In April the Fund fell 3.1% versus a loss of 0.4% for the Russell 2000; in June RS1 slipped 2.7% compared to a 0.5% decline of the small-cap index. The Fund did beat the benchmark in May, a bullish month in which RS1 was up 5.4% compared to 4.0% for the Index. For the second quarter as a whole the Fund finished with a disappointing loss of 0.5% versus a 3.1% gain for the Russell 2000. Much of this decline can be traced to the portfolio’s holdings in four industry groups—metals & mining, electronic equipment, instruments & components, commercial services & supplies, and electrical equipment.
     RS1 did maintain a performance advantage over its benchmark for longer-term periods, outpacing the Russell 2000 for the 10-year and since inception (11/18/98) periods ended June 30, 2013. The Fund’s average annual total return since inception was 13.4%.
     Based in Houston, Oil States International provides products and services to oil and gas companies, including connection technology for offshore oil and gas development and production, the distribution of tubular products, hydraulic workover and well control services, and remote site accommodations, catering, and logistics. Its expertise in a wide variety of

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Oil States International	0.78%

Federated Investors Cl. B	0.51

ADTRAN	0.41

Aixtron ADR	0.37

Thor Industries	0.37

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in performance shown above. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, and other expenses. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

14 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

energy-related fields helped to fuel our initial interest in the company. Its share price skyrocketed at the end of April on news that activist shareholders were asking the company’s management to create a REIT from its oilfield accommodation business. Its sharp rise notwithstanding, we liked its other business lines, valuation, and ongoing prospects enough for it to be the Fund’s fifth-largest holding at the end of June. We remain very fond of both the core business and long-term prospects for asset manager and money market specialist Federated Investors. Its shares benefited from the “taper tantrum” pulled by the financial markets—for example, the 50 basis point rise in the 10-year Treasury note and the negative results for equity bond proxies such as REITs and Utilities in the second quarter—as rising rates that ultimately lift short rates should enable the firm to eliminate fee waivers and thus unlock earnings that have been hampered by the Fed’s zero interest rate policy. Although we trimmed our position in May and June, we held a large stake at the end of the period, when it was the Fund’s second-largest holding.
     ADTRAN, which makes networking and communications equipment primarily for telecommunications networks, made the move from 2012’s “Good Ideas at the Time” list to a more favorable status as one of the first half’s top contributors. Its stock price hit a low in early April before rebounding on stronger-than-expected fiscal first quarter earnings. Although we took gains between March and May, it was the Fund’s seventeenth-largest holding at the end of the period. Aixtron is a German business that manufactures metal organic chemical vapor deposition (MOCVD) equipment for the semiconductor industry. Like ADTRAN, its price was volatile during the first half, though it recovered and mostly rose following a late April low. While revenues and margins fell below analysts’ expectations, the company’s even-keeled pre-announcement, improving utilization rates, and efforts to better manage its cost structure seemed to help bring investors back.
     Top-10 holding GrafTech International manufactures synthetic and natural graphite and carbon-based products that are used to produce steel. We still like its long-term prospects, but stiffer competition and weak demand that hurt pricing led its share price down. Major Drilling Group International provides contract drilling services for the metals industry. Its stock struggled in the face of weak precious and base metals prices and slumping demand that slowed drilling activity and rig utilization while increasing pricing pressure. After buying shares in the first quarter, we reduced our position from 2012 levels in the second quarter.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

GrafTech International	-0.59%

Major Drilling Group International	-0.51

Intrepid Potash	-0.29

TGS-NOPEC Geophysical	-0.25

Tetra Tech	-0.17

[1] Net of dividends

ROYCE SELECT FUND I VS. RUSSELL 2000 Value of $10,000 Invested on 11/18/98

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$44 million

Number of Holdings	74

Turnover Rate	30%

Average Market Capitalization[1]	$1,884 million

Weighted Average P/E Ratio[2,3]	17.3x

Weighted Average P/B Ratio[2]	1.8x

U.S. Investments (% of Net Assets)	85.6%

Non-U.S. Investments (% of Net Assets)	8.3%

Symbol	RYSFX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RS1	0.47	21.50

Russell 2000	0.46	24.07

Category Median	0.46	23.47

Best Quartile Breakpoint	0.52	22.36

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 348 small-cap objective funds (oldest class) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 50% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 75% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

The Royce Funds 2013 Semiannual Report to Shareholders | 15

Royce Select Fund II

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			6.37%

One-Year			14.81

Three-Year			9.80

Five-Year			9.43

Since Inception (6/30/05)			6.80

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.08%

Net Operating Expenses			1.60

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS2	Year	RS2

2012	13.8%	2008	-33.4%

2011	-14.0	2007	-5.5

2010	21.0	2006	19.8

2009	66.6

TOP 10 LONG POSITIONS % of Net Assets

Bankrate			2.6%

Federated Investors Cl. B			2.2

First Resources			2.2

Analogic Corporation			2.2

Teradyne			2.0

Minerals Technologies			2.0

FamilyMart			1.8

Total System Services			1.8

Acacia Research-Acacia Technologies			1.8

Destination Maternity			1.6

SHORT POSITIONS % of Net Assets

Direxion Daily Small Cap Bull 3X Shares			-1.2%

VelocityShares Daily Inverse VIX Short Term ETN			-1.0

iShares 20+ Year Treasury Bond ETF			-0.6

Direxion Daily Financial Bear 3X Shares			-0.5

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Information Technology			25.0%

Consumer Discretionary			15.0

Industrials			14.0

Financials			8.2

Consumer Staples			6.4

Materials			5.7

Health Care			4.9

Energy			4.9

Telecommunication Services			1.2

Miscellaneous			4.6

Cash and Cash Equivalents			10.1

[1] Long positions only

Manager’s Discussion
Royce Select Fund II (RS2) gained 6.4% for the year-to-date period ended June 30, 2013 versus a 15.9% increase for its domestic small-cap benchmark, the Russell 2000 Index, and a 6.7% gain for its global benchmark, the Russell Global Small Cap Index, for the same period. While the Fund posted a solid result on an absolute basis, its relative performance was disappointing, especially in the context of a highly volatile market in which we would typically expect the Fund to perform better. (It should be noted that since May 1, 2011 the Fund may invest in U.S. and/or non-U.S. securities and there is no limit to the Fund’s foreign exposure. As a result, we introduced the Russell Global Small Cap Index as an additional benchmark for the Fund.)
     We were hoping for improved absolute and relative results as well as a market that would continue to be less enamored of high yield and instant growth and more attracted to companies with strong fundamentals. So while the first quarter of 2013 was bullish, it was not the sort of bull run that we were hoping for. RS2 was up 5.9% in the first quarter, trailing both the Russell 2000, which climbed 12.4%, and the global small-cap index, which advanced 8.6%. The second quarter brought a wave of volatility, more uncertainty, and enough variation in sector, industry, and company results to rekindle our hopes that the long period of close correlation and higher returns for lower-quality businesses was finally ending. While the Fund fell further behind the Russell 2000 between the beginning of April and the end of June, it outpaced its small-cap global benchmark over the same period. For the second quarter, the Fund finished with a slight gain of 0.4% versus a 3.1% gain for the Russell 2000 and a loss of 1.7% for the Russell Global Small Cap Index. Much of the portfolio’s second-quarter net losses came primarily from holdings in the metals & mining group.
     The Fund’s longer-term results were somewhat better on a relative basis. RS2 outperformed the Russell Global Small Cap Index for the five-year and since inception (6/30/05) periods ended June 30, 2013. The Fund also narrowly trailed the Russell 2000 for the since inception period, up 6.8% compared to 6.9%.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Astronics Corporation	0.85%

Federated Investors Cl. B	0.61

Sarin Technologies	0.59

Stamps.com	0.54

Bankrate	0.52

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Select Fund II at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar-year total returns based on those net asset values differ from the adjusted net asset values and calendar-year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than dividends on securities sold short, acquired fund fees and expenses, and interest expense of borrowing, at or below 1.49% through April 30, 2015 and at or below 1.99% through April 30, 2023. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

16 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

     At the end of the period, 34.7% of the Fund’s net assets were invested in non-U.S. companies. Only -3.3% of its net assets were in short positions. For the year-to-date period ended June 30, 2013 all but one of the Fund’s nine equity sectors were positive. The Information Technology, Industrials, and Consumer Discretionary sectors were the greatest contributors to performance. At the industry level, internet software & services led the advance, followed by machinery and IT services. Materials was the worst-performing sector for the period, with the metals & mining industry the largest detractor to performance by a wide margin. Also in Materials, chemical companies posted a modest net loss. At the end of the period Information Technology was the largest sector in the Fund, followed by the Consumer Discretionary and Industrials sectors.
     Astronics Corporation was the top performer for the period. Based in East Aurora, NY, the company provides advanced, high-performance lighting, electrical power, and automated test systems for the global aerospace & defense industries. Its shares surged on record first-quarter earnings, which showed record backlog and cash flow generation. Federated Investors benefited from the volatility in the financial markets—increasing interest rates should allow the company to scale back its fee waivers and thereby unlock earnings that have been hampered by the Fed’s zero interest rate policy. We added to our position in May and June, helping to make it the portfolio’s second-largest holding at the end of the period. We also built our position in Sarin Technologies, an Israeli company that manufactures advanced planning, measurement, and evaluation systems for diamond and gemstone production. Rising revenues and net profits drove up its share price through much of the first half. It was RS2’s eleventh-largest holding at the end of June. Bankrate, which aggregates and distributes personal finance content on the Internet and owns several financial services websites and lead-generation properties, was the largest individual holding at the end of June and was one of the top performers for the period. Improved EPS (earnings per share) and better-than-expected guidance helped to key a rebound for its stock.
     The top two detractors to performance in the first half were the Market Vectors Junior Gold Miners ETF and Hochschild Mining. Precious metals miners faced a highly challenging environment in the first half. Gold and silver prices declined significantly, mine operating costs were climbing, and demand in China slowed significantly. Seeing opportunities elsewhere in the market, we chose to take our losses in each of these investments and move on. We also trimmed our position in Sprott, a Canadian investment management company with a history dating back to 1981 that saw its share price decline primarily due to its high exposure to the precious metals mining industry.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Market Vectors Junior Gold Miners ETF	-0.76%

Hochschild Mining	-0.74

Direxion Daily Small Cap Bull 3X Shares (Short)	-0.50

NEXT FUNDS Nikkei 225 Leveraged Index ETF (Short)	-0.44

Sprott	-0.40

[1] Net of dividends

ROYCE SELECT FUND II VS. RUSSELL 2000 AND RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 6/30/05

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$4 million

Number of Holdings	86

Turnover Rate	80%

Average Market Capitalization[1,4]	$889 million

Weighted Average P/E Ratio[2,3,4]	15.2x

Weighted Average P/B Ratio[2,4]	1.9x

Symbol	RSFDX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E calculation excludes ETF’s and companies with zero or negative earnings (6% of portfolio holdings as of 6/30/13).
[4] Long Positions only

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RS2	0.49	24.10

Russell 2000	0.46	24.07

Category Median	0.46	23.47

Best Quartile Breakpoint	0.52	22.36

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 348 small-cap objective funds (oldest class) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 50% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio.

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States		55.2%

Canada		3.9

China		3.9

Malaysia		3.3

[1] Represents countries that are 3% or more of net assets.
[2] Long positions only are represented above and except in the case of ETF’s securities are categorized by the country of their headquarters.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages (%)

The Royce Funds 2013 Semiannual Report to Shareholders | 17

Royce Global Select Long/Short Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			-9.15%

One-Year			0.20

Three-Year			4.51

Five-Year			1.45

Since Inception (6/30/05)			8.57

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.20%

Net Operating Expenses			1.70

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGS	Year	RGS

2012	14.0%	2008	-34.4%

2011	-17.8	2007	18.2

2010	33.2	2006	19.4

2009	56.1

TOP 10 LONG POSITIONS % of Net Assets

Semperit AG Holding			4.6%

FamilyMart			4.0

Lewis Group			3.6

Mayr-Melnhof Karton			3.5

Recordati			3.1

USS			3.1

Media Chinese International			3.1

MegaStudy			3.0

Brasil Brokers Participacoes			3.0

Ekornes			3.0

TOP 10 SHORT POSITIONS % of Net Assets

Direxion Daily Energy Bull 3X Shares			-2.0%

iShares China Large-Cap ETF			-1.8

ProShares Ultra Basic Materials			-1.6

NEXT FUNDS Nikkei 225 Leveraged Index ETF			-1.6

Monster Beverage			-1.4

NCR Corporation			-1.4

ProShares Ultra Health Care			-1.1

Delta Air Lines			-1.1

Orion Cl. B			-0.9

Direxion Daily Emerging Markets Bull 3X Shares			-0.9

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Consumer Discretionary			27.0%

Materials			19.8

Industrials			19.7

Health Care			15.8

Financials			11.5

Consumer Staples			10.7

Energy			7.6

Information Technology			5.0

Cash and Cash Equivalents			-17.1

[1] Long positions only

Manager’s Discussion
The first half of 2013 was at times a challenging period for equities all over the world. It was also a highly disappointing period for Royce Global Select Long/Short Fund (RGS). The Fund fell 9.2% for the year-to-date period ended June 30, 2013 versus a 6.7% advance for its long-only benchmark, the Russell Global Small Cap Index, for the same period. The portfolio ended the period with 117.4% of its net assets invested in common stocks, 3.1% in cash and cash equivalents, and 20.5% in short positions. Short positions, designed in part to provide a measure of downside protection when markets are flat to bearish, had a negative net impact as a group in the first half, though two shorts were also among the portfolio’s top contributors.
     As was the case in 2012, the first quarter was a solidly bullish period for most equities, though unlike 2012, non-U.S. equities generally had lower returns. Unlike last year, RGS not only underperformed its benchmark by a sizable margin, but fell into the red as well. The Fund was down 1.4% in the year’s opening quarter while the global small-cap index rose 8.6%. This left the Fund with a lot of ground to make up against the benchmark in the second quarter, a much more uncertain period than the first three months of the year. We were once again frustrated that the portfolio could not more effectively preserve its value when non-U.S. stock prices were falling in May and June. For the quarter as a whole, RGS fell 7.9% versus a decline of 1.7% for the benchmark.
     The second-quarter correction was a global event, fueled by concerns over an economic slowdown and credit issues in China, social unrest and slowing growth in emerging markets countries such as Brazil and Turkey, the by now requisite concerns over the fiscal health of certain eurozone nations, and the Fed’s announcement that it would begin to taper the pace of bond purchases later this year. These developments combined to help push share prices down. None of these are new problems, and all have possible solutions, yet their surfacing so close to one another in May and June clearly spooked many investors who remain understandably skittish in light of all that has happened since the financial crisis in 2008. Along with underperforming the global small-cap index in 2012 (+14.0% versus +17.7%), the Fund’s relative disadvantage in 2013 eroded some of its longer-term relative advantage. For the period ended June 30, 2013, RGS beat the Russell Global Small Cap Index for the since inception (6/30/05) period. The Fund’s average annual total return since inception was 8.6%.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Direxion Daily Emerging Markets Bull 3X Shares (Short)	1.11%

Nihon M&A Center	0.68

Recordati	0.57

iShares China Large Cap ETF (Short)	0.49

SimCorp	0.48

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than dividends on securities sold short and interest expense on borrowing, at or below 1.49% through April 30, 2015 and at or below 1.99% through 2023. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

18 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review
     Aside from the overall impact of the portfolio’s short positions, a large share of its losses in the first half came from the metals & mining industry within the Materials sector, which finished the year’s first six months in the red. Precious metals miners accounted for the Fund’s top three largest detractors for the period. Several factors had a negative effect on these holdings in the first half. Gold and silver prices declined significantly while mine operating costs increased, which pushed valuations in many cases to what we see as levels that have not been reached since the lows in late 2008–early 2009. We chose to sell Medusa Mining, trimmed our stake in Hochschild Mining in early July, and added shares of Fresnillo as we think the London-based gold and silver miner with most of its lower-cost properties in Mexico is well positioned for an eventual turnaround.
     In what remained a robust period for many Health Care stocks, RGS’s short position in ProShares Ultra Health Care continued to be unprofitable. (The position was a significant detractor in 2012.) We partially covered the short position with buys in March and May. We chose to hold our shares of top-ten holding MegaStudy, a South Korean educational firm that specializes in online tutoring and test preparation. It has spent much of the last 18 months mired in disappointing results for its business based on increased competition. We remain confident in its ability to turn its business around.
     A short position in an ETF that we used as a hedge against once-robust emerging market growth was the portfolio’s top contributor in the first half—Direxion Daily Emerging Markets Bull 3X Shares. With the declines in many prominent markets in the developing world, this was a profitable strategy in the first half. We made cover buys in June but maintained a short position at the end of the semiannual period. Tokyo-based Nihon M&A Center provides M&A advisory and other related services to small and medium-sized businesses. Growing revenues and earnings helped draw investors to its stock. We were intrigued by its niche in Japan, a country in which approximately 150,000 companies are said to lack succession plans, which represents a great opportunity for Nihon M&A. We reduced our position as its share price soared past our sell targets. Since the mid-point of 2012, we have enjoyed a mostly positive experience with Recordati, a Milan-based pharmaceutical business with an 80-year history and an expanding global reach, especially in Russia, Turkey, and Eastern Europe, where demand for its products has been growing. The company researches and manufactures prescription pharmaceuticals, including lercanidipine, a treatment for hypertension. Its shares slumped between February and early April 2013 before climbing again on a strong fiscal first quarter and revised guidance for 2013.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Hochschild Mining	-2.04%

Fresnillo	-1.59

Medusa Mining	-0.88

ProShares Ultra Health Care (Short)	-0.77

MegaStudy	-0.76

[1] Net of dividends

ROYCE GLOBAL SELECT LONG/SHORT FUND VS. RUSSELL GLOBAL SMALL CAP INDEX Value of $10,000 Invested on 6/30/05

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$11 million

Number of Holdings	72

Turnover Rate	81%

Average Market Capitalization[1,4]	$1,299 million

Weighted Average P/E Ratio[2,3,4]	12.3x

Weighted Average P/B Ratio[2,4]	1.8x

Symbol	RSFTX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E calculation excludes ETF’s and companies with zero or negative earnings (0% of portfolio holdings as of 6/30/13).
[4] Long Positions only

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RGS	0.17	22.43

Russell Global Small Cap	0.29	23.87

Category Median	0.27	23.74

Best Quartile Breakpoint	0.36	22.36

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 19 world stock small-cap objective funds (oldest class) with at least five years of history.

The Fund produced lower volatility than the Russell Global Small Cap and 50% of world stock small-cap objective funds, as shown by its standard deviation.

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Japan		18.8%

United Kingdom		14.0

Hong Kong		8.9

United States		8.8

South Africa		8.5

Austria		8.1

India		6.7

Brazil		5.6

Norway		5.5

Mexico		5.0

Italy		3.1

South Korea		3.1

[1] Represents countries that are 3% or more of net assets.
[2] Long positions only are represented above and, except in the case of ETF’s, securities are categorized by the country of their headquarters.

The Royce Funds 2013 Semiannual Report to Shareholders | 19

Royce Enterprise Select Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			11.49%

One-Year			21.93

Three-Year			16.47

Five-Year			7.37

Since Inception (9/28/07)			6.06

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.86%

Net Operating Expenses			1.24

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSS	Year	RSS

2012	15.7%	2009	23.1%

2011	0.7	2008	-25.5

2010	17.2

TOP 10 POSITIONS % of Net Assets

Dollar Tree			3.2%

Thor Industries			3.1

Towers Watson & Company Cl. A			2.7

Western Digital			2.6

iShares 1-3 Year Treasury Bond ETF			2.5

AVX Corporation			2.4

Expeditors International of Washington			2.1

Methode Electronics			2.0

Myriad Genetics			2.0

Garmin			2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			17.5%

Industrials			17.2

Consumer Discretionary			16.8

Financials			7.2

Materials			4.7

Health Care			4.2

Energy			2.4

Utilities			1.8

Miscellaneous			1.3

Government Bonds			2.5

Cash and Cash Equivalents			24.4

Manager’s Discussion
U.S. Federal Reserve policy once again hopped into the spotlight in 2013’s first half as Fed Chairman Ben Bernanke surprised investors of all kinds with a statement that quantitative easing could be tapered in the not-too-distant future if the U.S. economy continued to grow at a reasonable pace. In place since the depths of the financial crisis in the fall of 2008, the Fed’s asset purchase plan has since taken many forms but has clearly provided a strong foundation for securities prices not only in the U.S. but around the world as well. So the resulting volatility was not unexpected for market participants though it seemed to somewhat surprise its architects as Bernanke and his colleagues worked tirelessly in the following weeks to provide greater clarity as to what they really meant.
     Their main challenge seemed to be the propensity of investors to extrapolate current trends far into the future, meaning that there were some who believed the Fed’s massive stimulus was designed to go on forever. This obviously not being the case, the underpinnings of their decision were actually rooted in an improving outlook for economic stability as well as growth that is becoming increasingly self-sustaining. The yield on the 10-year Treasury jumped more than 100 basis points on the news, which led to the first significant losses in bond portfolios in years. Equity markets shuddered, but then quickly regained their footing and were propelled to new highs, at least here in the U.S.
     Royce Enterprise Select Fund (RSS), with its focus on our highest-conviction ideas in the larger end of the smaller company universe, posted strong absolute returns in the year’s first half while underperforming its benchmark. For the year-to-date period ended June 30, 2013, the Fund gained 11.5% compared to its small-cap benchmark, the Russell 2500, which advanced 15.4% for the same period. The first two quarters of 2013 were quite similar to the comparable periods in the three preceding years. During the bullish first quarter, RSS gained 8.3% and fell behind the streaking Russell 2500, which advanced 12.9%. When markets turned more volatile in the second quarter—giving us the year’s first correction of any magnitude—RSS advanced 2.9%, edging out its benchmark, which rose 2.3%.
     Launched in September 2007, just two months after a historic peak for U.S. small-caps and near the onset of what would become the global financial crisis, the Fund has seen its fair share of market volatility. We were encouraged then that our vigilance with regard to risk and consistent focus on what we think are quality companies with high internal rates of return and strong balance sheets helped RSS to outperform the Russell 2500 since the Fund’s inception on

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Towers Watson & Company Cl. A	0.95%

UGI Corporation	0.79

Leucadia National	0.75

Western Digital	0.65

Thor Industries	0.62

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than interest expense on borrowings, at or below 1.24% through April 30, 2015 and at or below 1.99% through April 30, 2023. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

20 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

September 28, 2007. For the period ended June 30, 2013, RSS’s average annual total return for the since inception period was 6.1% versus 5.6% for its benchmark.
     Industrials led all of the Fund’s sectors during the period, followed by notable net gains for Financials and Consumer Discretionary. Seven of the Fund’s eight equity sectors contributed positively to returns, while Consumer Staples was flat. At the industry level, most groups generated positive net returns. Professional services led all industries, though diversified financial services also showed notable strength.
     The Fund’s largest contributor came from the Industrials sector—top-three holding Towers Watson & Company Cl. A, which provides human resource and financial consulting services. It offers employee benefit programs, develops attraction, retention, and reward strategies, and provides other related services. Its price rose more or less steadily through the first half of 2013. Earnings have been strong, revenues have grown, and cash flows have been solid. In May the firm’s management also raised adjusted EPS (earnings per share) guidance for fiscal 2013. We were initially drawn to its core business and steady earnings. UGI Corporation distributes energy products and services, operates natural gas and electric utilities in Pennsylvania, and distributes propane. A cold winter helped fuel earnings improvement.
     A rising share price prompted us to sell our position in Leucadia National during the first half. Leucadia National is a diversified holding company with subsidiaries in several businesses, including beef processing, manufacturing, gaming entertainment, real estate, and medical product development. It also holds significant equity interests in other businesses. It merged with global investment banker Jefferies Group in March, a move that investors seemed to like, along with the firm’s strong fiscal 2012 results. Western Digital, RSS’s fourth-largest holding at the end of the period, is the globe’s largest manufacturer of hard disk drives. While the company was mostly a supplier to the desktop market until 2004, it has successfully expanded into cloud computing server farms and the notebook segment. Its shares began to rebound in February on solid EPS growth and again in March on reports that global demand for data storage would remain strong.
     As for positions that detracted from returns, Myriad Genetics is engaged in the development of molecular diagnostic products designed to assess an individual’s lifetime risk of disease development. A longtime Royce favorite and top-ten holding at the end of June, Myriad Genetics struggled in the first half from the overhang of a Supreme Court decision challenging the patentability of human genes. The company lost a handful of patents as a result of the ruling, which we believe was more of a temporary problem than a significant setback for what we see as an otherwise strong business.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Myriad Genetics	-0.40%

Cabot Corporation	-0.28

MICROS Systems	-0.23

Garmin	-0.15

Ascena Retail Group	-0.10

[1] Net of dividends

ROYCE ENTERPRISE SELECT FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$2 million

Number of Holdings	59

Turnover Rate	77%

Average Market Capitalization[1]	$3,882 million

Weighted Average P/E Ratio[2,3]	17.4x

Weighted Average P/B Ratio[2]	2.3x

U.S. Investments (% of Net Assets)	70.2%

Non-U.S. Investments (% of Net Assets)	5.4%

Symbol	RMISX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RSS	0.50	16.63

Russell 2500	0.49	23.15

Category Median	0.42	21.94

Best Decile Breakpoint	0.58	19.30

[1] Five years ended 6/30/13. Category Median and Best Decile Breakpoint based on 348 mid-cap objective funds (oldest class) with at least five years of history.

The Fund beat the Russell 2500 and performed within the top 50% of mid-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2500 and 90% of mid-cap objective funds, as shown by its standard deviation.

The Royce Funds 2013 Semiannual Report to Shareholders | 21

Royce Opportunity Select Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			17.88%

One-Year			36.45

Since Inception (8/31/10)			20.99

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.67%

Net Operating Expenses			1.38

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROS	Year	ROS

2012	35.1%	2011	-17.1%

TOP 10 LONG POSITIONS % of Net Assets

Kennedy-Wilson Holdings			2.2%

Zumiez			2.1

Kratos Defense & Security Solutions			2.1

Mueller Water Products Cl. A			2.0

Jones Group (The)			2.0

Orient-Express Hotels Cl. A			2.0

Louisiana-Pacific Corporation			2.0

Audience			1.9

Ellie Mae			1.9

Exar Corporation			1.9

TOP 10 SHORT POSITIONS % of Net Assets

Lumber Liquidators Holdings			-2.2%

Fleetmatics Group			-1.5

Stamps.com			-1.3

Fresh Market			-1.2

Lithia Motors Cl. A			-1.2

Life Time Fitness			-1.1

Tile Shop Holdings			-0.6

Sonic Automotive Cl. A			-0.3

iRobot Corporation			-0.3

Bravo Brio Restaurant Group			-0.1

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Information Technology			36.4%

Industrials			18.0

Financials			16.7

Consumer Discretionary			12.7

Energy			7.4

Materials			5.8

Health Care			1.3

Miscellaneous			4.3

Cash and Cash Equivalents			-2.6

[1] Long positions only

Manager’s Discussion
Royce Opportunity Select Fund (ROS) advanced 17.9% for the year-to-date period ended June 30, 2013, outpacing its small-cap benchmark, the Russell 2000 Index, which was up 15.9% for the same period. ROS’s first-half showing was part of a more than year-long trend of enviable absolute and relative returns.
     The first quarter seemed like an uneventfully bullish period, though it did mark the return to market leadership of more defensive sectors and high-yielding equities at the expense of cyclical areas across most asset classes. The Fund managed the transition well, though it lagged its benchmark, gaining 11.5% versus 12.4% for the small-cap index. Volatility then made a dramatic return to the market. Share prices began falling before a bearish April gave way to a bullish May. June was already looking rocky and unpredictable when the Fed announced on the 19th that it would likely begin to taper its bond-buying program later this year. Along with a rapidly rising rate on the 10-year Treasury, underwhelming news out of China, and growing unrest in the developing world, the global markets nosedived for several days, though most domestic indexes were showing signs of recovery by the end of the month. The Fund fared well in this uncertain environment, rising 5.7% for the second quarter, ahead of the Russell 2000’s 3.1% increase.
     Performance through recent market cycles was strong. For the periods ended June 30, 2013, ROS beat the small-cap index from the most recent peak on April 29, 2011 (+22.3% versus +16.6%); from the small-cap trough on October 3, 2011 (+92.0% versus +64.5%); from the small-cap high on March 26, 2012 (+32.4% versus +17.7%); and from the small-cap low on June 4, 2012 (+52.8% versus +34.7%). These results were especially noteworthy because the Fund held a performance advantage relative to the benchmark in both bullish and bearish periods. ROS also outperformed the Russell 2000 for the one-year and since inception (8/31/10) periods ended June 30, 2013. The Fund’s average annual total return for the since inception period was 21.0%.
     The Financials, Information Technology, and Consumer Discretionary sectors made the largest contribution to ROS’s first-half performance. Short positions as a whole detracted from results, mostly in the Consumer Discretionary and Information Technology sectors, where they put a drag on what were still strong net results. Net losses at the level of individual positions were mostly modest. We sold our shares of metallurgical coal mining business

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

SunEdison	1.68%

Radian Group	1.61

SunPower Corporation	1.47

Acquity Group ADR	1.23

MGIC Investment	1.09

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than dividends on securities sold short, acquired fund fees and expenses, and interest expense on borrowing, at or below 1.24% through April 30, 2015 and at or below 1.99% through April 30, 2023. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

22 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

Walter Energy in June. Coal prices fell in the first half, mostly due to slumping demand from China. When a refinancing effort fell through in mid-June, we chose to sell our shares and move on. We went 0-for-2 in our estimate of Deckers Outdoor, which makes footwear and accessories. We thought that its sales growth would remain slow and that pricing would not recover. Wrong on both counts, we covered our short sales in March.
     The Fund’s leading industry was the semiconductor & semiconductor equipment group. Prospects for this industry have been more or less steadily improving for the last year, boosted by growth in the U.S. economy. That European economies look to have hit bottom and other national economies, especially in Asia, did not fall as hard as many had predicted were also factors in the improvement for this highly volume-sensitive business. Inventory levels were reasonable and pricing in the memory market was better than expected, which also helped to attract investors.
     As their respective share prices soared past our sell targets, we reduced our stake in two of ROS’s top-five contributors that came from the semiconductor group—SunPower Corporation and SunEdison. Each of these companies also benefited from the resurgence of interest in companies involved in solar power, an area that we think has considerable potential. SunPower manufactures high-performance solar electric equipment while SunEdison produces electronic-grade polysilicon used for electronics, solar cells, and film devices while also developing solar power projects. In spite of fears that reduced government subsidies would derail growth, the demand for solar technology has continued to grow. Many lesser-quality players have either exited the business or lost market share. Technological efficiency has improved, which has helped bring down costs, while China recently called for a five-fold increase in installed solar capacity.
     Two companies in the mortgage financing business benefited from the robust housing recovery to make strong contributions. Radian Group provides financial guarantee insurance. Its services allow people to buy homes more quickly (often with smaller down payments), protect lenders against loan default, and lower the costs of mortgage origination and servicing. MGIC Investment Corporation provides private mortgage insurance coverage. A decline in the number of defaults also helped both businesses to grow. Hong Kong-based digital marketing and e-commerce specialist Acquity Group was acquired in the spring while BofI Holdings saw its web-based banking services in both the consumer and commercial markets in high demand. We thought that its valuation remained attractive at the end of June and like its prospects going forward.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Walter Energy	-1.28%

Deckers Outdoor (Short)	-0.64

Mindspeed Technologies	-0.57

Genco Shipping & Trading	-0.55

Stamps.com (Short)	-0.54

[1] Net of dividends

ROYCE OPPORTUNITY SELECT FUND VS. RUSSELL 2000 Value of $10,000 Invested on 8/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$7 million

Number of Holdings	92

Turnover Rate	95%

Average Market Capitalization[1,3]	$703 million

Weighted Average P/B Ratio[2,3]	1.5x

U.S. Investments[3] (% of Net Assets)	98.1%

Non-U.S. Investments[3] (% of Net Assets)	4.5%

Symbol	ROSFX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] Long positions only

The Royce Funds 2013 Semiannual Report to Shareholders | 23

Royce Micro-Cap Discovery Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			12.24%

One-Year			15.72

Three-Year			11.47

Five-Year			5.04

Since Inception (10/3/03)			5.36

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.94%

Net Operating Expenses			1.49

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDF	Year	RDF

2012	3.1%	2007	-7.4%

2011	-2.2	2006	16.8

2010	19.6	2005	7.6

2009	25.9	2004	13.3

2008	-35.1

TOP 10 POSITIONS % of Net Assets

TESSCO Technologies			1.7%

American Software Cl. A			1.7

Computer Task Group			1.7

Globecomm Systems			1.7

Materion Corporation			1.7

Lifetime Brands			1.6

Johnson Outdoors Cl. A			1.5

ePlus			1.5

Alamo Group			1.5

Miller Industries			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			25.3%

Industrials			16.0

Materials			11.6

Consumer Discretionary			10.8

Health Care			8.9

Financials			7.9

Energy			5.7

Consumer Staples			4.3

Telecommunication Services			1.2

Miscellaneous			4.8

Cash and Cash Equivalents			3.5

Managers’ Discussion
The diversified portfolio of Royce Micro-Cap Discovery Fund (RDF) gained 12.2% for the year-to-date period ended June 30, 2013 compared to gains of 18.3% for its benchmark, the Russell Microcap Index, and 15.9% for the small-cap Russell 2000 Index for the same period. The year’s first quarter saw the bulk of underperformance. The first three months of the year were a mostly bullish period that followed a solid third quarter and more volatile fourth quarter in 2012. While the Fund posted a solid result on an absolute basis, its relative performance fell short. For the first quarter, the Fund gained 8.2% versus 12.6% for its benchmark and 12.4% for the small-cap index.
     The second quarter brought considerably more volatility and, unsurprisingly, lower returns for equities across the board. Markets all over the world convulsed late in June following the announcement by Fed Chairman Bernanke that the central bank would consider slowing the pace of monthly bond purchases later in the year. Along with less-than-stellar news out of China, Brazil, Turkey, and Europe, stocks fell precipitously for several sessions before beginning to find their feet again. The upshot was a rougher quarter for stocks, though the U.S. fared better on the whole than foreign markets. RDF was up 3.7% for the second quarter. This was a mixed performance on a relative basis, as the Russell Microcap rose 5.1% while the small-cap index advanced 3.1%.
     The lack of exposure to more defensive areas of the market, most notably REITs and MLPs (master limited partnerships), was also a factor in first-half results (though REITs abruptly reversed course in the second quarter). This was consistent with much of what hampered relative returns in 2012. (It is worth pointing out, however, that the Fund outperformed the Russell Microcap in 74% of all monthly rolling five-year return periods ended June 30, 2013.) As we have mentioned previously, we made important changes to the Fund’s principal investment strategies in August 2010. Primarily, the changes mean that the Fund’s portfolio managers evaluate the purchase and sale recommendations of its proprietary model using both quantitative and qualitative portfolio analysis before investment decisions are implemented.
     The Fund had heavier weightings in more economically sensitive areas of the micro-cap space. These sectors, including RDF’s three largest—Information Technology, Industrials, and

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Obagi Medical Products	0.83%

Standard Motor Products	0.72

Stein Mart	0.63

PC Connection	0.60

Glatfelter	0.55

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Discovery Fund at 6/29/12 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and calendar-year total returns based on those net asset values differ from the adjusted net asset values and calendar-year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expense ratio at or below 1.49% through April 30, 2014 and at or below 1.99% through April 30, 2023. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

24 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

Materials—hindered relative performance even as they posted respectable (in the case of Materials) or strong (for Information Technology and Industrials) results during the first half. Indeed, at the end of the period all of the Fund’s nine sectors were in positive territory. Information Technology, Consumer Discretionary, and Industrials were the Fund’s best performers. At the industry level insurance, professional services, chemicals, and energy equipment & services companies all made sizable net contributions. The only significant net losses at the industry level came from the oil, gas & consumable fuels industry.
     Obagi Medical Products was the top performer in the Fund for the period. The Long Beach, CA-based firm was acquired by Valeant Pharmaceuticals in April at a healthy premium. We sold the last of our shares in April. Automotive parts manufacturer Standard Motor Products benefited from continued growth in the large, historically stable auto aftermarket business. In particular, the company enjoyed revenue growth (primarily via acquisitions) and strong cash flows. Strong earnings also seemed to help attract investors. We took some gains in March. Stein Mart is a clothing retailer that fixed some internal accounting issues. This news initially hurt its stock price, although the company uncovered and resolved these issues on its own. In early May the firm completed its restatement review and released its fiscal 2013 results. Beating Wall Street expectations and boasting strong EPS (earnings per share) growth, the company saw its stock price soar. We made a modest trim to our position in May. We made a larger reduction to our stake in PC Connection in February and May. The company provides a full range of information technology (IT) solutions to business, government, and educational customers. Its growing business and solid earnings, as well as a tech-friendlier market, appeared to give a boost to its share price. Glatfelter manufactures specialty paper and engineered products. The company made an acquisition in March that analysts and investors seemed to love, especially as the deal was thought to provide Glatfelter with a sizable earnings enhancement. We sold some shares in March as its price was moving up.
     VAALCO Energy was the Fund’s worst performing position for the period. The Texas-based energy producer and explorer stumbled badly with a fiscal fourth-quarter miss, rising costs, and a stalled project in Angola, all of which affected margins and kept its stock price in a slump. Confident in its long-term potential, we increased our position with small buys in February and March. We chose to hold our shares in Canadian silver producer Endeavour Silver. Precious metals miners endured an awful first half of 2013 as commodity prices fell and mine operating costs rose, but we like its potential pending a recovery for its industry.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

VAALCO Energy	-0.44%

Endeavour Silver	-0.37

Nevsun Resources	-0.29

TeleNav	-0.29

TransGlobe Energy	-0.26

[1] Net of dividends

ROYCE MICRO-CAP DISCOVERY FUND VS. RUSSELL MICROCAP Value of $10,000 Invested on 6/30/00 (Russell Microcap Inception)

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$5 million

Number of Holdings	101

Turnover Rate	34%

Average Market Capitalization[1]	$416 million

Weighted Average P/E Ratio[2,3]	15.3x

Weighted Average P/B Ratio[2]	1.4x

U.S. Investments (% of Net Assets)	92.3%

Non-U.S. Investments (% of Net Assets)	4.2%

Symbol	RYDFX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RDF	0.32	23.46

Russell Microcap	0.45	25.07

Category Median	0.51	24.28

Best Quartile Breakpoint	0.55	23.77

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 24 micro-cap objective funds (oldest class only) with at least five years of history.

The Fund produced lower volatility than the Russell Microcap and 75% of micro-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 25

Royce Financial Services Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			18.89%

One-Year			32.61

Three-Year			18.41

Five-Year			8.23

Since Inception (12/31/03)			7.44

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.96%

Net Operating Expenses			1.58

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFS	Year	RFS

2012	20.7%	2007	-4.7%

2011	-11.3	2006	24.8

2010	18.5	2005	12.2

2009	32.1	2004	15.1

2008	-35.4

TOP 10 POSITIONS % of Net Assets

Artisan Partners Asset Management			2.7%

State Street			2.0

Lazard Cl. A			2.0

Towers Watson & Company Cl. A			1.9

WisdomTree Investments			1.9

Apollo Global Management LLC Cl. A			1.9

SEI Investments			1.9

Northern Trust			1.8

Jupiter Fund Management			1.7

Regional Management			1.7

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Capital Markets			48.9%

Diversified Financial Services			8.5

Insurance			6.5

IT Services			3.7

Commercial Banks			3.3

Professional Services			3.0

Consumer Finance			2.9

Software			2.5

Trading Companies & Distributors			1.6

Media			1.3

Real Estate Management & Development			1.2

Closed-End Funds			0.6

Cash and Cash Equivalents			16.0

Manager’s Discussion
Royce Financial Services Fund (RFS) continued its recent run of strong absolute and relative results with a terrific showing in the first half of 2013. The Fund gained 18.9% for the year-to-date period ended June 30, 2013, ahead of its benchmarks, the small-cap Russell 2000 Index, which rose 15.9%, and the Russell 2500 Financial Services Index, which was up 15.5% for the same period. The first quarter was a mostly consistent bull phase, with domestic share prices showing strength across all asset classes in the form of double-digit returns for most major U.S. indexes. The Fund fully participated in the good times, rising 14.2% versus respective gains of 12.4% for the Russell 2000 and 14.0% for the financial services component of the Russell 2500. This marked the third consecutive quarter in which RFS achieved positive quarterly performance and beat both its benchmark and the financial services companies in the Russell 2500.
     The second quarter saw the Fund go four-for-four. This was a far more volatile period than this year’s first quarter, somewhat similar to 2012’s second and fourth quarters. The period between the beginning of April and the end of June saw underwhelming economic news from China (along with credit issues and the threat of an overheated real estate market), new attempts at fiscal stimulus in Japan, unrest—and plunging markets—in Turkey and Brazil, a spike in the 10-year Treasury note between mid-May and mid-June, and word from the Federal Reserve that it would likely begin to slow the pace of its bond purchase program later this year. All of this was enough to send financial markets into a frenzy of selling, especially outside the U.S. Indeed, the major domestic equity indexes stabilized and finished the quarter in the black. RFS finished the second quarter with a gain of 4.1% compared to respective advances of 3.1% and 1.3% for the Russell 2000 and Russell 2500 Financial Services Index.
     Results over the last full market cycle were also more mixed. The Fund was up 1.2% from the previous small-cap peak on July 13, 2007 through the most recent peak on April 29, 2011 versus an increase of 6.6% for the Russell 2000 and a loss of 13.5% for the financial services component of the Russell 2500. From that April 2011 small-cap peak through June 30, 2013, RFS gained 18.7% versus 16.6% for its benchmark and 25.0% for the financial services sector of the Russell 2500.
     The Fund outperformed both indexes for the one-year period ended June 30, 2013 and was also ahead of the Russell 2500 Financial Services Index for the since inception (12/31/03) period ended June 30, 2013 (+7.4% versus 5.4%). In addition, RFS finished only slightly behind the

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

WisdomTree Investments	1.53%

Apollo Global Management LLC Cl. A	1.15

State Street	0.87

Regional Management	0.74

Artisan Partners Asset Management	0.63

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/ or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2014. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

26 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

Russell 2000’s 7.5% increase over the same period. Our disciplined approach to investing in what we believe are fundamentally sound, conservatively capitalized, and attractively valued financial companies has at times put us out of sync both with the benchmark and the index that tracks the performance of micro-cap, small-cap, and mid-cap financial services stocks. With that in mind, we were pleased with the Fund’s 7.4% average annual total return since inception for the period ended June 30, 2013.
     The portfolio’s substantial overweight in capital markets was a net positive for the period. The industry was more than well-represented among RFS’s top contributors, where it accounted for four of the Fund’s five best performers, as well as eight of its top 10 and 14 of its top 20. However, capital markets was also home to the portfolio’s five largest detractors and eight of its 10 top net losers, though net losses at the company level were generally more modest than net gains. The Fund’s top contributor for the period was WisdomTree Investments, an asset management company that primarily sponsors ETFs (exchange traded funds). Robust inflows and strong product line growth helped to attract investors to its stock. With its price on the rise, we trimmed our position in the first half, though it was the Fund’s fifth-largest holding at the end of the period. New York City-based Apollo Global Management, another top-ten position, offers alternative asset and other investment management services including private equity, credit, and real estate funds. We like its core business, dividend, solid earnings history, and positive cash flows and were content to hold our shares as its earnings remained solid. State Street, the Fund’s second-largest holding at the end of June, is one of the world’s leading providers of financial services to institutional investors, including investment servicing, investment management, and investment research and trading. Its price climbed through much of the first half, boosted by strong fiscal 2012 results, which included strong EPS (earnings per share) growth and a growing dividend.
     The Fund’s most significant detractor for the period was Sprott, a Canadian investment management company with a history dating back to 1981. The firm saw its share price decline primarily as a result of its significant exposure to the precious metals mining industry, which suffered from declining commodity prices and increased operational costs. We added shares in March. Similar issues plagued U.S. Global Investors, a boutique registered investment advisory firm specializing in natural resources and emerging markets, two poor-performing areas of the market in the first half. We substantially increased our position in June.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Sprott	-0.57%

U.S. Global Investors Cl. A	-0.46

Citadel Capital	-0.16

Ashmore Group	-0.14

Egyptian Financial Group-Hermes Holding Company	-0.10

[1] Net of dividends

ROYCE FINANCIAL SERVICES FUND VS. RUSSELL 2000 AND RUSSELL 2500 FINANCIAL SERVICES Value of $10,000 Invested on 12/31/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$28 million

Number of Holdings	86

Turnover Rate	3%

Average Market Capitalization[1]	$2,933 million

Weighted Average P/E Ratio[2,3]	18.6x

Weighted Average P/B Ratio[2]	2.2x

U.S. Investments (% of Net Assets)	59.6%

Non-U.S. Investments (% of Net Assets)	24.4%

Symbol	RYFSX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RFS	0.45	23.38

Russell 2000	0.49	24.07

Category Median	0.38	24.10

Best Quartile Breakpoint	0.45	22.11

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 29 financial services objective funds (oldest class only) with at least five years of history.

The Fund performed within the top 50% of financial services objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 50% of financial services objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 27

Royce SMid-Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			4.80%

One-Year			17.84

Three-Year			11.16

Five-Year			4.25

Since Inception (9/28/07)			3.65

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.90%

Net Operating Expenses			1.35

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSV	Year	RSV

2012	15.4%	2009	28.7%

2011	-11.6	2008	-29.3

2010	26.0

TOP 10 POSITIONS % of Net Assets

Western Digital			5.1%

Helmerich & Payne			4.1

Jacobs Engineering Group			3.8

Thor Industries			3.7

Reliance Steel & Aluminum			3.6

Pason Systems			3.0

Myriad Genetics			3.0

Teradyne			3.0

Stella-Jones			2.7

Westlake Chemical			2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			19.2%

Industrials			14.8

Materials			14.8

Financials			13.5

Energy			11.1

Consumer Discretionary			9.9

Health Care			3.0

Consumer Staples			1.1

Cash and Cash Equivalents			12.6

Managers’ Discussion
Royce SMid-Cap Value Fund (RSV), with its mandate to explore the larger segment of the smaller company universe, had a challenging first half of 2013. With investor preferences decidedly favoring those areas of the market with more defensive or high-yielding characteristics, the portfolio’s contrarian positioning favored more economically sensitive and cyclical businesses during a time when fears persisted about the general health of the global economy. For the year-to-date period ended June 30, 2013, RSV gained 4.8%, trailing its benchmark index, the Russell 2500, which gained 15.4%.
     Reminiscent of the first half of the prior three years, 2013’s opening six months began on a strongly bullish note only to be followed by a period of elevated volatility as two main storylines developed to stunt the enthusiasm of investors. Credit tightening in China orchestrated by that country’s central bank to address the excessive speculation in the housing market and unchecked lending in their shadow banking industry once again raised important questions around the sustainability of that nation’s remarkable growth rate. Perhaps more significantly, Fed Chairman Ben Bernanke surprised financial markets in June by signaling that the central bank would taper the pace of asset purchases, long the mainstay of the Fed’s quantitative easing program dating back to the financial crisis in 2008. While logically unsettling to fixed income markets, equity markets also swooned as investors struggled to come to grips with the potential withdrawal of the proverbial punchbowl.
     RSV got off to a slow start in the year’s ebullient first quarter, managing an increase of only 4.4% compared to the 12.9% advance for its benchmark index. The more challenging second quarter saw the Fund’s return more closely parallel that of the overall market as volatility returned while investors became a bit more selective. RSV gained 0.4% in the second quarter versus a 2.3% increase for the Russell 2500. Launched on September 28, 2007 near the eve of the financial crisis, RSV has seen its fair share of market volatility and a seemingly continuous tension between specific company fundamentals and the constant stream of macroeconomic risks. Throughout this time, the Fund has stayed true to its investment mandate to invest in well-capitalized businesses that we believe possess high quality and are mispriced in the marketplace.
     Performance in the first half of 2013 was mostly positive from a sector standpoint, with only one of the Fund’s eight equity sectors meaningfully detracting from returns. Leading the list of positive contributors was the Information Technology sector, followed by Industrials and Financials.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Western Digital	1.65%

Thor Industries	0.77

Jacobs Engineering Group	0.76

SanDisk Corporation	0.58

Westlake Chemical	0.57

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses at or below 1.35% through April 30, 2014. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

28 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

Materials, a leadership group in 2010 and in the first half of 2011, was the notable detractor to Fund performance as precious metals prices fell precipitously in the first half, hurting the underlying companies engaged in their extraction. Results were largely consistent at the industry level with metals & mining being the biggest trouble spot. Household durables was the only other notable detractor. On the positive side, computers & peripherals was a bright spot leading all industry groups by a wide margin.
     Western Digital was the Fund’s top contributor to performance by a healthy margin. Based in Irvine, CA, Western Digital is the globe’s largest manufacturer of hard disk drives. While the company was mostly a supplier to the desktop market until 2004, it has successfully expanded into cloud computing server farms and the notebook segment. First buying shares early in 2010, we took gains in April and early in July. Long-time Royce favorite Thor Industries remained in the fast lane during the first half of 2013. Our analysis of this RV and small- and mid-size bus maker, which we first bought in the portfolio in 2010, has not shifted. The company emerged in 2012 in what we thought was excellent condition following a five-year period of sluggish sales and intense industry consolidation. Thor recently brought on some new faces in upper management, including a CEO who rose through the ranks of the company and has worked to make the business more focused and efficient just as demand is picking up. We think its stock has the potential to stay in high gear. Jacobs Engineering Group provides a range of engineering, construction, and technical services to industrial, commercial, and government clients around the world. As evidenced by recent backlog growth, the company looks well-positioned to benefit from the recovery in capital spending here in the U.S. and the ripple effect (in the form of infrastructure improvements) related to the reviving energy industry. Utilization rates have recently improved, driving margin expansion and revenue growth.
     As mentioned the bulk of the Fund’s net losses in the first half came from the metals & mining industry. Precious metals miners accounted for five of the Fund’s 10 largest detractors for the period. Several factors worked against these holdings in the first half. Gold and silver prices declined significantly, mine operating costs increased, and several firms went through management changes. Warren Buffett once said, “Only when the tide goes out do you discover who’s been swimming naked.” For the mining industry, it has often looked as if the tide was never coming back in. In many cases, valuations have reached what we view as rock-bottom levels that have not been seen since the late 2008-early 2009 lows. Still, we have chosen not to build positions but to hold those we think best positioned for an eventual turnaround, such as Hochschild Mining and Pan American Silver.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Hochschild Mining	-1.06%

Pan American Silver	-0.91

Pretium Resources	-0.66

Globe Specialty Metals	-0.55

Sprott	-0.45

[1] Net of dividends

ROYCE SMID-CAP VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$11 million

Number of Holdings	47

Turnover Rate	17%

Average Market Capitalization[1]	$3,493 million

Weighted Average P/E Ratio[2,3]	15.5x

Weighted Average P/B Ratio[2]	2.0x

U.S. Investments (% of Net Assets)	61.4%

Non-U.S. Investments (% of Net Assets)	26.0%

Symbol	RMVSX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RSV	0.29	22.72

Russell 2500	0.49	23.15

Category Median	0.42	21.94

Best Quartile Breakpoint	0.50	20.58

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 348 mid-cap objective funds (oldest class only) with at least five years of history.
The Fund produced lower volatility than the Russell 2500, as shown by its standard deviation.

The Royce Funds 2013 Semiannual Report to Shareholders | 29

Royce Focus Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			4.41%

One-Year			14.01

Three-Year			7.79

Since Inception (2/27/09)			13.52

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.06%

Net Operating Expenses			1.36

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFV	Year	RFV

2012	9.2%	2010	15.2%

2011	-13.9

TOP 10 POSITIONS % of Net Assets

Berkshire Hathaway Cl. B			3.9%

Google Cl. A			3.5

Franklin Resources			3.4

SemGroup Corporation Cl. A			3.3

Western Digital			3.2

Exxon Mobil			3.2

ePlus			3.0

Nautilus			2.9

NutriSystem			2.6

eHealth			2.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			20.1%

Information Technology			16.0

Consumer Discretionary			13.0

Industrials			12.3

Energy			11.2

Health Care			8.7

Materials			6.1

Consumer Staples			3.8

Miscellaneous			0.7

Government Bonds			1.3

Cash and Cash Equivalents			6.8

Manager’s Discussion
Royce Focus Value Fund (RFV) had a difficult first half of 2013. For the year-to-date period, the Fund rose 4.4% compared to a gain of 15.4% for its benchmark, the Russell 2500 Index, for the same period. These first-half results follow a string of disappointing performances for the Fund dating back to 2011, a period characterized by closely correlated market results, strong performance for defensive stocks, the growing popularity of higher-yielding vehicles such as REITs, MLPs (master limited partnerships), and Utilities, and a widespread preference for fixed-income securities over many equities. Needless to say, these are not the kinds of investments that we seek for RFV’s portfolio, choosing instead to focus on small to mid-cap companies with strong balance sheets and what look to us like compelling valuations.
     In contrast to the second, the first quarter was pleasantly, smoothly bullish for most stocks. The Russell 2500 rose 12.9% between the beginning of January and the end of March while the Fund managed a 2.7% return. This made the task of a strong absolute first-half return, as well as narrowing the gap with the benchmark, more than a little challenging. The Fund fell further behind in the second quarter, which was unfortunate enough, but we were particularly frustrated that RFV underperformed the benchmark during the more volatile months of the second quarter. In April the Fund fell 1.0% versus a gain of 0.3% for the Russell 2500; in June RFV slipped 2.3% compared to a 1.1% decline of the small-to-mid cap index. The Fund did beat the benchmark in May, a bullish month in which RFV was up 5.1% compared to 3.1% for the benchmark. For the second quarter as a whole the Fund gained 1.7% while the Russell 2500 advanced 2.3%. Much of the underperformance came from the portfolio’s holdings in the metals & mining industry.
     The Fund is one of a select group of Royce offerings with the flexibility to pursue opportunities up and down the market capitalization spectrum. Consistent with our view that leadership in the market will most likely rotate between small- and larger-cap stocks over time, this flexibility is of great value, especially within the context of an asset class—equities—that looks broadly attractive to us versus other asset classes, particularly fixed income. We use the same rigorous criteria of strong balance sheets, high internal rates of return, and compelling valuation combined with a long-term investment horizon that has come to distinguish the Royce approach over the past four decades. So while

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Western Digital	1.68%

Berkshire Hathaway Cl. B	0.87

NutriSystem	0.64

GameStop Corporation Cl. A	0.64

Jacobs Engineering Group	0.54

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.35% through April 30, 2014. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

30 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

a meaningful portion of the portfolio will continue to be sourced from our favored segment of smaller companies, the Fund also has the opportunity to apply our strict methodology to companies of all sizes. RFV’s average annual total return since inception was 13.5%.
     RFV ended the period with 52 holdings, up from 50 at the end of 2012. Two of the Fund’s equity sectors, Materials and Health Care, finished the first half in negative territory, though the Materials sector detracted most and by a wide margin. The Information Technology, Financials, and Consumer Discretionary sectors were the greatest contributors to performance. At the industry level, computers & peripherals led the advance, followed by insurance and capital markets. The bulk of the Fund’s net losses in the first half came from the metals & mining industry, part of the Materials sector. Companies in this industry accounted for seven of the Fund’s ten—and 11 of its 20—largest detractors for the period. Most were precious metals mining companies. Several factors worked against these holdings in the first half. Gold and silver prices declined significantly, mine operating costs were climbing, and several firms went through management changes. As a result, we substantially reduced the portfolio’s exposure to this industry and Materials stocks in general. The sector accounted for 6.1% of net assets at the end of the period. Among the positions we sold were Allied Nevada Gold, Pretium Resources, Newmont Mining, Fresnillo, Seabridge Gold, Pan American Silver, Schnitzer Steel Industries, Agnico Eagles Mines, Alamos Gold, and Major Drilling Group International, each of which was a significant detractor to performance in the first half.
     Long-time holding Berkshire Hathaway was the Fund’s top holding at the end of the semiannual period, while Western Digital was the Fund’s top contributor to performance by a healthy margin. Based in Irvine, CA, Western Digital is the globe’s largest manufacturer of hard disk drives. While the company was mostly a supplier to the desktop market until 2004, it has successfully expanded into cloud computing server farms and the notebook segment. Another top performer for the period was GameStop Corporation. The Texas-based firm is a video game retailer that sells new and pre-owned gaming products, including hardware and software. Many investors doubted the long-term viability of its business model at a time when tablet applications and downloads predominate. When Microsoft and Sony announced earlier this year that they would be introducing updated consoles, the news helped assure investors that the company’s video game exchange business can continue to grow and quieted fears that GameStop would go the same route as Blockbuster Video. The company should also draw a benefit from selling the consoles themselves. It was a top-30 position for the Fund at the end of June.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Allied Nevada Gold	-1.32%

Pretium Resources	-0.96

Newmont Mining	-0.74

Fresnillo	-0.70

Apple	-0.62

[1] Net of dividends

ROYCE FOCUS VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 2/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$10 million

Number of Holdings	52

Turnover Rate	85%

Average Market Capitalization[1]	$4,243 million

Weighted Average P/E Ratio[2,3]	18.2x

Weighted Average P/B Ratio[2]	2.2x

U.S. Investments (% of Net Assets)	80.8%

Non-U.S. Investments (% of Net Assets)	12.4%

Symbol	RYFVX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RFV	0.50	18.18

Russell 2500	1.11	17.48

Category Median	1.05	16.85

Best Quartile Breakpoint	1.15	15.63

[1] Three years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 370 mid-cap objective funds (oldest class only) with at least three years of history.

The Royce Funds 2013 Semiannual Report to Shareholders | 31

Royce Partners Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			12.13%

One-Year			26.14

Three-Year			15.55

Since Inception (4/27/09)			12.60

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			4.85%

Net Operating Expenses			1.37

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PTR	Year	PTR

2012	20.7%	2010	18.7%

2011	-11.7

TOP 10 POSITIONS % of Net Assets

E-L Financial			3.0%

Towers Watson & Company Cl. A			2.4

MasterCard Cl. A			2.3

Verisk Analytics Cl. A			2.2

Sanofi ADR			2.1

Tidewater			2.1

SEI Investments			2.1

Global Telecom & Technology			2.1

Schwab (Charles)			2.0

Zebra Technologies Cl. A			2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			25.2%

Industrials			23.9

Information Technology			14.4

Materials			11.2

Consumer Discretionary			6.2

Energy			4.9

Health Care			4.6

Telecommunication Services			2.1

Miscellaneous			0.9

Cash and Cash Equivalents			6.6

Manager’s Discussion
Royce Partners Fund (PTR) did fine in the first half on an absolute basis, though we were disappointed that it came up short against its benchmark. For the year-to-date period ended June 30, 2013, the Fund rose 12.1% compared to a gain of 15.4% for its benchmark, the Russell 2500 Index, for the same period. PTR finished 2012 on a high note, outperforming the small to mid-cap index through the last six months of the year with a 12.5% advance compared to a 8.9% gain for the benchmark. However, the Fund was unable to maintain this pace through the more or less consistently bullish first quarter of 2013. PTR did well on an absolute basis but lost ground against the Russell 2500, gaining 10.7% versus 12.9% for the index.
     The Fund fell further behind in the second quarter, a far more volatile period than this year’s first quarter and somewhat similar to the second and fourth quarters of 2012, which only served to exacerbate our frustration. The period between the beginning of April and the end of June saw underwhelming economic news from China (along with credit issues and the threat of an overheated real estate market), new attempts at fiscal stimulus in Japan, unrest—and plunging markets—in Turkey and Brazil, a spike in the 10-year Treasury rate between mid-May and mid-June, and word from the Federal Reserve that it would likely begin to reduce its bond purchase program later this year. All of this was enough to send financial markets into a frenzy of selling, especially outside the U.S. Indeed, the major domestic equity indexes stabilized and finished the second quarter in the black. For the second quarter as a whole the Fund gained 1.3% while the Russell 2500 advanced 2.3%.
     PTR is one of a select group of Royce offerings with the flexibility to pursue opportunities up and down the market capitalization spectrum. Consistent with our view that leadership in the market will most likely rotate between small- and larger-cap stocks over time, this flexibility is of great value, especially within the context of an asset class—equities—that looks broadly attractive to us versus other asset classes, particularly fixed income. We use the same rigorous criteria of strong balance sheets, high internal rates of return, and compelling valuation combined with a long-term investment horizon that has come to distinguish the Royce approach over the past four decades. So while a meaningful portion of the portfolio will continue to be sourced from our favored segment of smaller companies, the Fund also has the opportunity to apply our strict methodology to companies of all sizes. We were

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

WisdomTree Investments	1.56%

State Street	0.89

AllianceBernstein Holding L.P.	0.85

Towers Watson & Company Cl. A	0.81

Moody’s Corporation	0.60

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.35% through April 30, 2014 and 1.99% through April 30, 2023. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

32 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

pleased that PTR outperformed the Russell 2500 for the one-year period ended June 30, 2013. The Fund’s average annual total return since inception was 12.6%.
     PTR ended the period with 60 holdings, up from 58 at the end of 2012. All of the Fund’s eight equity sectors made positive contributions in the first half, with Financials leading by a considerable margin, followed by strong net gains from the Industrials and Information Technology sectors. At the industry level, capital markets—the dominant industry in the Financials sector—led all groups, followed by professional services and machinery. WisdomTree Investments, a New York-based asset management firm sponsoring ETFs (exchange-traded funds) and other financial products to retail and institutional investors, was the top performer for the period. Robust inflows and strong product line growth helped to attract investors to its stock. With its price on the rise, we took some gains in the first half. State Street is one of the world’s leading providers of financial services to institutional investors, including investment servicing, investment management, and investment research and trading. Its price climbed through much of the first half, boosted by strong fiscal 2012 results, which included EPS (earnings per share) growth and a growing dividend. We reduced our position as its stock price climbed in the first half.
     Asset management business Alliance Bernstein is a longtime Royce favorite. However, we chose to sell our position in PTR as its price soared past our sell target in May. We liked the valuation and growth potential for Towers Watson & Company enough for it to be the Fund’s second-largest holding at the end of June. The company provides human resource and financial consulting services. It offers employee benefit programs, develops attraction, retention, and reward strategies, and provides other related services. Its price rose more or less steadily through the first half of 2013. The company continues to deliver steady growth in its benefits consulting business, generates strong free cash flow, and showed solid initial enrollments in its exchange solutions business as it gains traction in the early innings of healthcare exchange implementation. Earnings have been strong, revenues have grown, and cash flows have been solid. In May the firm’s management also raised adjusted EPS guidance for fiscal 2013.
     Gold Fields was the largest detractor to performance by a wide margin. Precious metals miners faced the dual challenges of slumping commodity prices and rising operational costs in the first half. We held our shares in the hope of en eventual industry turnaround. We added to our stake in Italian shoemaker and retailer Geox. Declining sales and earnings drove its price down, but we thought that its strong brand could help the stock to step up when eurozone economies in the Mediterranean begin to recover.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Gold Fields ADR	-0.95%

Geox	-0.34

Sprott	-0.31

GrafTech International	-0.27

Value Partners Group	-0.26

[1] Net of dividends

ROYCE PARTNERS FUND VS. RUSSELL 2500 Value of $10,000 Invested on 4/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$2 million

Number of Holdings	60

Turnover Rate	34%

Average Market Capitalization[1]	$3,624 million

Weighted Average P/E Ratio[2,3]	18.2x

Weighted Average P/B Ratio[2]	2.1x

U.S. Investments (% of Net Assets)	64.4%

Non-U.S. Investments (% of Net Assets)	29.0%

Symbol	RPTRX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

PTR	0.92	17.30

Russell 2500	1.11	17.48

Category Median	1.05	16.85

Best Quartile Breakpoint	1.15	15.63

[1] Three years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 370 mid-cap objective funds (oldest class only) with at least three years of history.
The Fund produced lower volatility than the Russell 2500, as shown by its standard deviation.

The Royce Funds 2013 Semiannual Report to Shareholders | 33

Royce Special Equity Multi-Cap Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			17.81%

One-Year			23.27

Since Inception (12/31/10)			14.75

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.51%

Net Operating Expenses			1.39

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSM	Year	RSM

2012	11.6%	2011	7.2%

TOP 10 POSITIONS % of Net Assets

Bed Bath & Beyond			5.1%

Gap (The)			5.0

Molex Cl. A			4.9

Emerson Electric			4.8

Staples			4.6

Microsoft Corporation			4.5

Nordstrom			4.4

Occidental Petroleum			4.3

Cisco Systems			4.3

Dover Corporation			4.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			27.1%

Consumer Discretionary			24.0

Industrials			23.8

Health Care			14.7

Energy			4.3

Consumer Staples			1.7

Financials			0.8

Cash and Cash Equivalents			3.6

Manager’s Discussion
The first six months of 2013 offered two very different market climates, and we were pleased with the absolute and relative results for Royce Special Equity Multi-Cap Fund (RSM) in each of them. The Fund advanced 17.8% for the year-to-date period ended June 30, 2013, ahead of its benchmark, the Russell 1000 Index, which was up 13.9% for the same period. The first quarter was a bullish period that in many ways continued the trend that began following the market lows in June 2012. RSM trailed the Russell 1000 through the last six months of 2012, up 4.6% versus 6.4%, and began 2013 by remaining slightly behind. For the first quarter the Fund was up 10.3%, trailing the 11.0% gain for its benchmark. The Fund’s early disadvantage was not surprising since lower-quality issues have often dominated the market over the last few years.
     We were pleased that the more volatile second quarter saw substantial improvement on a relative basis. Markets were sent reeling following the Fed’s announcement that it would likely begin tapering the pace of monthly bond purchases later in the year. In this more uncertain environment,the Fund more than doubled the return of its benchmark with a gain of 6.8% versus 2.7% for the Russell 1000. Strong results from holdings in the Consumer Discretionary sector, which also made a notable contribution in the first quarter, helped make the difference. The Fund also outperformed the Russell 1000 for the one-year and since inception (12/31/10) periods ended June 30, 2013. RSM’s average annual total return since inception was 14.8%.
     We remain bullish and are not alone in this view, as evidenced by an article that appeared on June 16th in the New York Times, “Even Pessimists Feel Optimistic Over Economy.” In the piece, the author says that a number of economists in academia and on Wall Street are now predicting something the United States has not experienced in years—healthier, more lasting growth. This helps to explain why stocks remain in our view the best way to access yield, particularly when focusing, as we do, on those equities that generate substantial free cash flow and have the ability to grow their dividends.
     The market needed time to recalibrate and digest the Fed’s earlier-than-expected announcement of a potential reduction in QE. An analogy offered by investment research company I.S.I. was that the Fed has its foot on the gas pedal driving 85 mph and is contemplating slowing down to 60 mph. At this point, we think it is too early to jump out of

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Staples	1.40%

Gap (The)	1.38

Bed Bath & Beyond	1.15

Microsoft Corporation	1.09

Walgreen Company	0.91

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest Class). Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, at or below 1.39% through April 30, 2014. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

34 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

that car. That said, there is no real precedent for what the Fed is doing. In the end, it will all boil down to the economic outlook. It should be remembered, however, that the stock market has been trending higher as long as the Fed’s balance sheet has been expanding. Even with tapering it would still be expanding, just not as rapidly.
     During the June selloff, the rise in rates did not bother us, as the level is too far away to pose a real threat to equities. We think the 10-year Treasury needs to be in the 5% region before it is a problem historically. We also believe further decoupling will occur with the trend in equities up and bonds flat to down. In addition, we suspect the decoupling of the U.S. market with the rest of the world is likely to continue, at least for the time being.
     We are known for worrying and, despite our bullish stance, we still keep a watchful eye on issues that could cause us to change that view. Among the more notable potential issues are a poorly executed Fed tapering, another euro crisis, a hard landing in China, and unforeseen events such as terrorism, earthquakes, pandemics, and geopolitical risk as a result of unstable or extreme governments. At the same time, we cannot ignore the many domestic positives including improvements in energy production and manufacturing. This list would also include the decline in the budget deficit as a percentage of GDP, our debt to GDP having stabilized at a reasonable figure (70%), and the slowing of healthcare costs, which is reducing Medicare’s unfunded liabilities. We believe that the portfolio remains well-positioned for a market in which dividends and quality matter and that looks as if it is headed higher. However, we also recognize that volatility will be higher as we travel a new, uncharted road.
     Six of the Fund’s seven equity sectors posted net gains in the first half. Consumer Discretionary led all sectors by a sizable margin. Specialty retail was the best-performing industry group within the sector and in the Fund overall. The group received a boost from the portfolio’s three largest contributors, Staples (one of 2012’s chief detractors), The Gap (a top performer last year), and Bed Bath & Beyond. Each was also a top-ten holding at the end of June. Information Technology, Industrials, Health Care, and Consumer Staples also made strong-to-solid net contributions to first-half results. RSM’s top detractor was another retailer, Kohl’s Corporation. The company also made that list in 2012. We sold our shares in January 2013.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Kohl’s Corporation	-0.05%

Franklin Resources	-0.01

Jacobs Engineering Group	-0.01

[1] Net of dividends

ROYCE SPECIAL EQUITY MULTI-CAP FUND VS. RUSSELL 1000 Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$159 million

Number of Holdings	29

Turnover Rate	20%

Average Market Capitalization[1]	$23,858 million

Weighted Average P/E Ratio[2,3]	15.6x

Weighted Average P/B Ratio[2]	2.8x

U.S. Investments (% of Net Assets)	96.4%

Non-U.S. Investments (% of Net Assets)	0.0%

Symbol
Investment Class	RSMCX
Service Class	RSEMX
Institutional Class	RMUIX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/13).

The Royce Funds 2013 Semiannual Report to Shareholders | 35

Royce European Smaller-Companies Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			2.31%

One-Year			20.19

Three-Year			12.00

Five-Year			3.98

Since Inception (12/29/06)			2.45

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.16%

Net Operating Expenses			1.72

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RES	Year	RES

2012	23.8%	2009	57.7%

2011	-20.3	2008	-46.4

2010	35.2	2007	1.4

TOP 10 POSITIONS % of Net Assets

Stallergenes			2.7%

Recordati			2.4

Semperit AG Holding			2.4

Forbo Holding			2.1

Ashmore Group			2.0

Mayr-Melnhof Karton			2.0

Zehnder Group			1.9

Lewis Group			1.9

Boiron			1.8

Raubex Group			1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			21.9%

Health Care			19.5

Consumer Discretionary			18.9

Information Technology			11.7

Financials			10.6

Materials			5.9

Energy			5.3

Consumer Staples			2.3

Cash and Cash Equivalents			3.9

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United Kingdom			21.3%

France			16.8

Switzerland			12.4

Germany			10.0

Italy			7.9

South Africa			5.6

Austria			4.4

Norway			4.0

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Manager’s Discussion
European stocks had trouble keeping up with the blistering pace of returns shown by their U.S. peers. Nonetheless, returns were generally positive as many of the ever-present headlines about the eurozone’s thus-far intractable debt issues were overshadowed by renewed investor concern over the health certain emerging markets economies and the impact of the U.S. Federal Reserve’s signaling a potential roadmap for reducing fixed-income purchases. Royce European Smaller Companies Fund (RES), with its charter to invest in the highest conviction ideas we are finding in our European research efforts, demonstrated mixed results in what was a volatile first half for European small-caps. RES gained 2.3% in the first half of 2013, lagging its benchmark, the Russell Europe Small Cap Index, which advanced 5.7% for the same period.
     The bullish first quarter saw RES gain a respectable 2.5% while falling behind its European benchmark index, which gained 5.2%. Markets experienced a significant spike in volatility in the second quarter as the fragile eurozone economies came to grips with the potential for a reduction in U.S. monetary stimulus and higher interest rates. April and May were bullish, continuing the positive momentum of the first quarter, while June turned decidedly bearish. RES lost 0.2% in 2013’s second quarter compared to slightly better performance by the benchmark, with the Russell Europe Small Cap Index gaining by 0.5%. Now in its seventh year, RES continued to hold its longer term relative performance advantage over its benchmark. For the period ended June 30, 2013, the Fund’s average annual total return since inception (12/29/06) was 2.5% versus a decline of 1.2% for the Russell Europe Small Cap Index for the same period.
     Breaking the pattern of the past few years, in which news flow was dominated by fears of global economic weakness and the potential for renewed recessionary activities in the world’s important growth engines, was the potentially positive take on the health of the U.S. economy that motivated Fed Chairman Ben Bernanke to first articulate a potential slowing in the pace of the Fed’s balance sheet expansion by reducing the size of its monthly bond purchases. While we see this as an inherently positive development, the risks around removing the primary support mechanism of the fragile global economy led to a sharp increase in the yield of the 10-year U.S. Treasury and an uptick in equity market volatility, particularly in the latter half of the second quarter.
     Six of the Fund’s eight equity sectors generated positive performance for the first half of 2013. Health Care led by a considerable margin, more than doubling the contribution of the

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Boiron	0.74%

Almirall	0.49

Stallergenes	0.48

Recordati	0.48

Azimut Holding	0.45

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% through April 30, 2023. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

36 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

next-best performing sector, Information Technology, which also made a strong contribution. With Financials and Industrials also posting solid net gains, the portfolio demonstrated solid performance characteristics from both the cyclical and more traditionally defensive areas of the market. Materials and Energy detracted from first-half performance as natural resource and commodity-based businesses reacted to the growing economic headwinds buffeting the emerging markets, especially China and Brazil. At the industry level, results remained broadly positive. Pharmaceuticals led all industry groups, followed by capital markets and software.
     The top performer in the period was Boiron, a French developer and manufacturer of homeopathic pharmaceutical products. The company published results for fiscal 2012 and the fiscal first quarter of 2013, both of which showed strong revenue growth and continued high levels of profitability. The share price responded favorably, with the company appearing attractively valued on both an absolute level and compared to its peers. Although we took some gains in the first half, we believed at the end of the period that Boiron remained attractively valued. It was RES’s ninth-largest holding at the end of June. Almirall is a Spanish company that is also in the pharmaceutical industry. It focuses on allergy and respiratory compounds as well as a range of infectious disease drugs. Although during the period the company reported further profit declines for both fiscal 2012 and the fiscal first quarter of 2013, many investors appeared to believe the company was moving close to positive trends in growth and profitability. The most challenging aspects of Spanish healthcare reforms now look to be in the past while news on clinical trials and new drug launches looked increasingly positive. However, based on our belief that many of its improved prospects have been priced in, we finished selling our shares in late June.
     Unhappy with ongoing share price declines over the past year, we also sold our shares of Hochschild Mining, a standout from 2012’s first half. This U.K.-based gold and silver mining company with operations primarily in South America saw its shares begin to fall sharply in the first quarter, closely tracking the steep losses experienced in the physical gold market. Mining companies also face increased operating costs, creating a nightmarish scenario. We felt better about the future prospects for Paris-based Parrot, which develops software and components for portable voice recognition devices, hands-free telephone kits for cars, and voice-activated personal digital assistants. Its shares suffered from a sharp drop in semiconductor sales in the automotive market that we believe resulted from general weakness in Europe’s automobile market and the timing of Parrot’s new product launches. We continue to believe that Parrot’s prospects for 2014 and beyond are bright and that the stock was attractively priced at the end of the period.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Hochschild Mining	-1.42%

Parrot	-0.49

Lewis Group	-0.36

Koza Altin Isletmeleri	-0.32

Semperit AG Holding	-0.26

[1] Net of dividends

ROYCE EUROPEAN SMALLER-COMPANIES FUND VS. RUSSELL EUROPE SMALL CAP Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$19 million

Number of Holdings	79

Turnover Rate	27%

Average Market Capitalization[1]	$1,081 million

Weighted Average P/E Ratio[2,3]	12.8x

Weighted Average P/B Ratio[2]	2.2x

Symbol	RISCX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RES	0.28	25.92

Russell Europe Small Cap	0.14	28.85

Category Median	0.09	25.73

Best Quartile Breakpoint	0.23	24.23

[1] Five years ended 6/30/13. Category Median and Best Quartile Breakpoint based on 22 European stock objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell Europe Small Cap and performed within the top 25% of European stock objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell Europe Small Cap, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2013 Semiannual Report to Shareholders | 37

Royce Global Dividend Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			1.97%

One-Year			18.11

Since Inception (12/31/10)			2.26

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.87%

Net Operating Expenses			1.70

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGD	Year	RGD

2012	22.5%	2011	-15.4%

TOP 10 POSITIONS % of Net Assets

Mayr-Melnhof Karton			1.2%

Raubex Group			1.1

Lewis Group			1.0

Garmin			1.0

Apollo Global Management LLC Cl. A			1.0

Expeditors International of Washington			1.0

Domino Printing Sciences			0.9

Stella-Jones			0.9

Randgold Resources ADR			0.9

WaterFurnace Renewable Energy			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			24.0%

Industrials			18.5

Financials			17.1

Information Technology			11.2

Materials			11.0

Health Care			6.7

Energy			2.9

Consumer Staples			2.7

Diversified Investment Companies			0.2

Cash and Cash Equivalents			5.7

Manager’s Discussion
The first half of 2013 was often challenging for non-U.S. equities. It was also a disappointing period for Royce Global Dividend Value Fund (RGD), which gained 2.0% for the year-to-date period ended June 30, 2013 versus a 6.7% increase for its small-cap benchmark, the Russell Global Small-Cap Index, for the same period. As was the case in 2012, the first quarter was a solidly bullish period for most stocks. Unlike 2012, however, non-U.S. equities generally had lower returns. Also unlike last year, RGD underperformed its benchmark by a considerable margin. The Fund gained 4.1% in the year’s opening quarter while the global small-cap index rose 8.6%. This left the Fund with substantial ground to make up versus the benchmark in the second quarter. The period was far more volatile, and we were unhappy that the portfolio was unable to better hold its value when share prices were falling from April through June. For the quarter as a whole, RGD fell 2.0% versus a decline of 1.7% for the benchmark.
     The second-quarter correction affected stocks globally. It was spurred by anxieties about the slowed pace of growth and credit issues in China, declining markets and social unrest in emerging markets countries such as Brazil and Turkey, the by now perennial concerns over the fiscal health of certain eurozone nations, and the U.S. Federal Reserve’s announcement that it would begin to taper the pace of bond purchases later this year. These developments combined to drive stock prices lower, especially outside the U.S. Of course, these issues are not new, and all have solutions, yet their coming so close together between mid-May and mid-June clearly spooked many investors who remain understandably skittish in light of all that has happened since the financial crisis in 2008. After nicely outpacing the global small-cap index in the second half of 2012 (+15.8% versus +11.0%), the Fund’s underperformance in 2013 eroded some of its longer-term relative advantage. From our point of view dividends have always been a marker of quality in the smaller-capitalization space. They also typically can potentially provide a cushion against high volatility. This, however, has not been as evident as we would have liked for RGD since its inception at the end of 2010.
     It may seem odd that non-dividend payers outperformed companies that pay them in the first half. With U.S. interest rates at zero, one might expect smaller dividend-paying companies to be more consistently in high demand. Yet over the last two-and-a-half years, greater numbers of investors have flocked to higher-yielding equities of lower quality, such as REITs, MLPs (master limited partnerships), and Utilities, and/or to companies that pay no dividends, carry sizable debt, and have low returns on invested capital. The potential for high growth and the desire

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Apollo Global Management LLC Cl. A	0.37%

Western Digital	0.36

Nihon M&A Center	0.29

Tidewater	0.29

Nemetschek	0.27

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% through April 30, 2023. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

38 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

for high yield have outweighed other factors, such as those qualities that we hold dear—strong balance sheets, high returns on invested capital, strong cash flows, and, in many cases, growing dividends. While this has caused some frustration when reviewing recent relative returns, the situation has also created numerous opportunities for us to find better businesses—those that possess those key quality attributes we just listed. As a result, we think the portfolio is very well positioned for the more historically typical market we anticipate going forward, in which rising interest rates and a faster-growing, less Fed-dependent economy are likely to steer investors toward what we regard as better businesses.
     All but one of the Fund’s eight equity sectors were positive in the first half. Materials was the only sector to finish the period in the red. The lion’s share of its net losses came from the metals & mining industry, which was the largest detractor among all of the Fund’s industry groups. Four of the portfolio’s five—and eight of its ten—largest detractors came from this industry, and most were precious metals mining companies. While we liked the attractive valuations of many miners at the end of June, our estimate of each company’s fundamentals and the likelihood of a strong rebound when the industry recovers from falling commodity prices and rising operations costs guided our decisions. We chose to hold a position in Randgold Resources (a top-ten holding at the end of June), sold our shares of Hochschild Mining and Hecla Mining, and built our stake in Imdex, which provides drilling fluids and downhole survey instruments to the mining, oil and gas, water well, HDD, and civil engineering industries worldwide. We also added to our position in Sprott, a Canadian investment management company that saw its share price decline primarily due to its significant exposure to the precious metals and mining industry.
     The Information Technology, Industrials, and Health Care sectors were the greatest contributors to performance for the period. At the industry level, capital markets led the advance along with pharmaceutical companies and electronic equipment, instruments & components stocks. Top-ten position Apollo Global Management was also the top performer for the period. The New York City-based company is a leading global asset manager that applies a contrarian, value-oriented investment style in private equity, credit-oriented capital markets, and real estate. Western Digital, headquartered in Lake Forest, CA, is the largest global manufacturer of hard disk drives. While the company was mostly a supplier to the desktop market until 2004, it has successfully expanded into cloud computing server farms and the notebook segment.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Randgold Resources ADR	-0.45%

Imdex	-0.41

Hochschild Mining	-0.39

Sprott	-0.31

Hecla Mining	-0.30

[1] Net of dividends

ROYCE GLOBAL DIVIDEND VALUE FUND VS. RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$8 million

Number of Holdings	154

Turnover Rate	49%

Average Market Capitalization[1]	$1,217 million

Weighted Average P/E Ratio[2,3]	13.9x

Weighted Average P/B Ratio[2]	2.0x

Symbol	RGVDX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 6/30/13).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Hong Kong	11.3%

United States	10.9

United Kingdom	10.7

Switzerland	8.0

Canada	6.7

South Africa	6.4

Japan	5.2

France	3.4

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

The Royce Funds 2013 Semiannual Report to Shareholders | 39

Royce International Micro-Cap Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			-0.46%

One-Year			8.56

Since Inception (12/31/10)			-4.67

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.97%

Net Operating Expenses			1.76

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMI	Year	RMI

2012	13.6%	2011	-21.5%

TOP 10 POSITIONS % of Net Assets

Manutan International			1.7%

Latchways			1.6

CB Industrial Product Holding			1.5

Semperit AG Holding			1.5

Makalot Industrial			1.5

Beter Bed Holding			1.5

Stallergenes			1.4

Ekornes			1.4

Clarkson			1.3

Elektrobudowa			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			26.2%

Industrials			22.4

Information Technology			13.0

Health Care			12.8

Materials			10.3

Financials			5.8

Energy			3.2

Consumer Staples			2.6

Cash and Cash Equivalents			3.7

Manager’s Discussion
From the standpoint of the international markets, the first half of 2013 exhibited many of the same performance characteristics as comparable periods in 2012 and 2011. Early gains gave way to a more volatile period as investors weighed developing economic risks mostly around events in the emerging world. China was back in the spotlight as growing credit risks around an increasingly overheated real estate market brought swift action by that country’s central bank to improve and gain greater control over lending standards. Volatility in global bond markets also gave investors pause as a potential change to slow the pace of the U.S. Federal Reserve’s monthly bond purchases (quantitative easing) was introduced and reinforced in May and June, sending yields 100 basis points higher on the 10-year Treasury note.
     In this often topsy-turvy environment, Royce International Micro-Cap Fund (RMI) lost 0.5% for the year-to-date period ended June 30, 2013, trailing its international smallcap benchmark, the Russell Global ex-U.S. Small Cap Index, which was up 1.8% for the same period. RMI’s selection universe is quite large and diverse, incorporating thousands of companies and more than $2.7 trillion in aggregate market capitalization. The characteristics of this evergreen universe have strong intellectual appeal given the inherent inefficiencies and lack of institutional resources dedicated to exploring it, attributes that originally attracted us to this segment of the U.S. equity market more than two decades ago.
     During the more bullish first quarter, RMI’s eclectic mix of what we deem to be high quality micro-cap companies struggled to keep pace with the solid gains exhibited by its benchmark index, which rose 6.5% over the period versus the Fund’s 2.2% advance. This contrasted with the more volatile second quarter in which international markets diverged meaningfully from the generally positive trends experienced in the U.S. RMI benefited from the margin of safety discipline, a hallmark of the Royce investment approach, by falling a modest 2.6% compared to the relevant Russell index, which lost 4.5%. While not satisfied with the half-year result, we were pleased to see the Fund preserve its value during this challenging period.
     Five of the Fund’s eight equity sectors generated positive performance for the first half of 2013, led by Industrials, Information Technology, and Health Care. Consumer Discretionary was also a contributor, meaning that the portfolio got solid performance from both cyclical and more traditionally defensive segments of the market. What most hampered performance, then, were

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Nihon M&A Center	0.60%

Makalot Industrial	0.44

Kossan Rubber Industries	0.34

Clarkson	0.32

Clinigen Group	0.31

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% though April 30, 2023. Expenses are estimated for the current fiscal year. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

40 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

holdings in Materials, which posted outsized net losses in the first half. The Energy sector also detracted, though far more modestly, as natural resource and commodity-oriented businesses reacted to the growing economic headwinds buffeting emerging markets, especially China and Brazil. At the industry level, results were broadly positive, with professional services, software, and pharmaceuticals the top gainers. Not surprisingly given the sector results, the metals & mining industry led detractors by a sizable margin followed by net losses for diversified consumer services companies and energy equipment & services stocks.
     Companies in the metals & mining industry accounted for all of the Fund’s five largest detractors for the period as well as seven of its top 10 and 10 of its top 20. Most of the Fund’s net losses in the metals & mining industry came from precious metals miners. Several factors had a negative effect on these businesses in the first half. Gold and silver prices declined significantly and mine operating costs continued to climb, dramatically affecting margins. Warren Buffett once said, “Only when the tide goes out do you discover who’s been swimming naked.” For too many precious metals mining businesses, it has often looked as if the tide was never coming back in. This drove many companies’ valuations to what we regard as rock-bottom levels that have not been reached since the lows of late 2008-early 2009. We built our position in Australian gold producer Evolution Mining, which had an outsized negative effect on first-half results. We also added to our stake in two other Australian businesses—Imdex, which provides drilling fluids and downhole survey instruments to the mining, oil and gas, water well, HDD, and civil engineering industries worldwide, and junior gold producer Troy Resources. We chose to part ways with French drilling services business Foraco International and Australian gold producer Kingsrose Mining.
     Tokyo-based Nihon M&A Center provides M&A advisory and other related services to small- and medium-sized businesses. Growing revenues and earnings helped draw investors to its stock. We were intrigued by its niche in Japan, a country in which approximately 150,000 companies are said to lack succession plans, which represents a great opportunity for Nihon M&A. We reduced our position as its share price soared past our sell targets. Makalot Industrial is true to its name, making a large variety of garments, including underwear, sleepwear, skirts, dresses, shirts, pants, shorts, etc. and exporting most of its products to the U.S. Based in Taiwan, the company enjoyed strong sales and revenue growth, taking advantage of lower production costs outside of China in Southeast Asia. It also boasts a solid dividend. We took some gains in early July 2013.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Evolution Mining	-0.91%

Imdex	-0.59

Troy Resources	-0.54

Foraco International	-0.47

Kingsrose Mining	-0.41

[1] Net of dividends

ROYCE INTERNATIONAL MICRO-CAP FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$4 million

Number of Holdings	115

Turnover Rate	25%

Average Market Capitalization[1]	$346 million

Weighted Average P/E Ratio[2,3]	11.2x

Weighted Average P/B Ratio[2]	1.5x

Symbol	ROIMX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 6/30/13).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

France	10.7%

Hong Kong	9.7

United Kingdom	9.6

Japan	8.3

India	6.0

Germany	4.6

Malaysia	4.4

South Africa	4.2

Switzerland	4.1

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

The Royce Funds 2013 Semiannual Report to Shareholders | 41

Royce International Premier Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			4.60%

One-Year			18.86

Since Inception (12/31/10)			2.92

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.54%

Net Operating Expenses			1.69

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RIP	Year	RIP

2012	23.4%	2011	-16.8%

TOP 10 POSITIONS % of Net Assets

Daphne International Holdings			2.9%

Stallergenes			2.9

Mayr-Melnhof Karton			2.8

Lewis Group			2.7

Kaba Holding			2.7

Stella International Holdings			2.6

Domino Printing Sciences			2.5

Forbo Holding			2.5

Santen Pharmaceutical			2.5

FamilyMart			2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Health Care			27.2%

Consumer Discretionary			26.4

Industrials			17.9

Information Technology			11.1

Financials			7.2

Materials			5.5

Consumer Staples			4.0

Cash and Cash Equivalents			0.7

Manager’s Discussion
With all the negative headlines surrounding the global economy and international markets over the course of the first half of 2013, we were quite pleased with the results of Royce International Premier Fund (RIP). Tasked with uncovering and investing in the highest quality and most durable small-cap businesses we can find outside the United States, RIP invests in a relatively concentrated portfolio of our highest conviction ideas sourced from our global research efforts. The Fund gained 4.6% for the year-to-date period ended June 30, 2013, nicely ahead of its small-cap benchmark, Russell Global ex-US Small Cap Index, which advanced 1.8% for the same period.
     The volatile first half of 2013 saw a return of the same troubling economic headlines that had plagued the first halves of the preceding three years. An overheated real estate market in China stole many of the headlines as policy makers there sought to cool speculation through surprising credit restrictions that had the unintended consequence of rejuvenating fears of an economic slowdown. Civil unrest in developing nations such as Turkey and Brazil also challenged the underpinnings of the emerging market’s secular growth thesis. The sharp rise in the yield of the 10-year U.S. Treasury note during May and June provided yet another headwind as Ben Bernanke and the U.S. Federal Reserve began to guide financial markets toward a likely reduction in bond purchases—the mainstay of the various quantitative easing programs.
     During the bullish first quarter, RIP’s portfolio of what we deem to be high-quality companies delivered solid absolute returns—our preferred measure—while lagging on a relative basis. Gaining 4.1% in the first quarter, RIP trailed its benchmark, which rose 6.5%. As the global investment landscape became more volatile in the second quarter, RIP advanced 0.5% compared to a 4.5% decline for the benchmark index, highlighting the defensive and high-quality attributes of the Fund’s positions.
     We were quite pleased that five of the Fund’s seven equity sectors generated positive performance during the first half, led notably by Health Care, Information Technology, and Industrials. It was also satisfying to see portfolios achieve solid performance from both the cyclical and more traditionally defensive areas of the market. Only the Consumer Discretionary sector had a noticeable negative contribution, with the Materials sector essentially flat for the period. At the industry level results were also broadly positive, with pharmaceuticals, internet software & services, and health care equipment & supplies being the top gainers. Diversified consumer services, textiles, apparel & luxury goods, and specialty retail were the biggest detractors among a short list of industries that posted net losses.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Kakaku.com	1.29%

Stallergenes	0.62

Straumann Holding	0.54

M3	0.49

Recordati	0.47

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% through April 30, 2023. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

42 | The Royce Funds 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

     Tokyo-based Kakaku.com had a pleasantly outsized effect on first-half results. The company provides websites that offer price comparison services and product information on restaurants, hotels, and consumer appliances, among other services. Its shares advanced in the first half as an increase in the number of PC and smartphone users, a move into profitability in its travel & real estate segment, and positive momentum in its restaurant segment helped spark impressive earnings growth. We reduced our position as its stock price climbed. Stallergenes develops and markets immunotherapy pharmaceuticals for respiratory allergies. It is the second-largest global player in this market, with a nearly 30% market share. It benefited from a number of positive developments in the period, including the FDA’s announcement that it will examine the company’s application for its Oralair grass pollen tablet (this would be a significant step towards market penetration in the all-important U.S. market), positive corporate developments that will assist in the hoped-for future commercialization of Oralair in the U.S., and the announcement of further profitable growth that took place in fiscal 2012. The company also held a comprehensive and well-attended investor day in France that helped to increase investor awareness of this still under-researched company. Recordati, a pharmaceutical business based in Milan with a growing global reach, was another notable performer during the period. The company produced notable growth over the last two fiscal years that were reported in the first half. Investors seemed to appreciate its increasing revenues from Russia, Turkey, and Eastern Europe, markets where demand for pharmaceutical products is growing in the high single-digits.
     We used the sliding stock price of Daphne International Holdings as an opportunity to build our position in this Chinese footwear maker and retailer, which sells Aerosole shoes in China. Adding shares between March and June, we like the company’s long-term potential based on its strong management and market position, though we recognize that this investment may require patience in the short run. The general slowdown in the Chinese economy has taken its toll on Daphne’s business. Lower levels of consumer spending in particular have caused sales and revenues to slump. It was the Fund’s largest position at the end of June. MegaStudy, a South Korean educational firm that specializes in online tutoring and test preparation, was the second largest detractor in the first half as high school and middle school online business experienced stagnating enrollment trends.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Daphne International Holdings	-0.88%

MegaStudy	-0.71

Lewis Group	-0.66

Semperit AG Holding	-0.28

Green Cross	-0.21

[1] Net of dividends

ROYCE INTERNATIONAL PREMIER FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$7 million

Number of Holdings	51

Turnover Rate	16%

Average Market Capitalization[1]	$1,664 million

Weighted Average P/E Ratio[2,3]	16.4x

Weighted Average P/B Ratio[2]	2.8x

Symbol	RYIPX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/13).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United Kingdom	19.5%

Switzerland	17.3

Japan	10.8

France	8.8

Germany	7.1

Austria	5.3

Italy	4.7

Hong Kong	4.7

South Korea	3.8

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

The Royce Funds 2013 Semiannual Report to Shareholders | 43

Schedules of Investments

Royce Select Fund I

	SHARES	VALUE
COMMON STOCKS – 93.9%

Consumer Discretionary – 7.9%
Auto Components - 2.1%
Drew Industries	13,796	$542,459
Gentex Corporation	15,900	366,495

		908,954

Automobiles - 1.5%
Thor Industries	13,100	644,258

Diversified Consumer Services - 0.5%
Sotheby’s	5,792	219,575

Household Durables - 1.2%
†Harman International Industries	10,100	547,420

Specialty Retail - 2.0%
Ascena Retail Group [1]	49,200	858,540

Textiles, Apparel & Luxury Goods - 0.6%
Columbia Sportswear	4,121	258,180

Total (Cost $2,481,584)		3,436,927

Consumer Staples – 1.4%
Food Products - 1.4%
Cal-Maine Foods	12,978	603,607

Total (Cost $371,741)		603,607

Energy – 13.4%
Energy Equipment & Services - 13.4%
CARBO Ceramics	5,400	364,122
Helmerich & Payne	19,900	1,242,755
Oil States International [1]	10,900	1,009,776
Pason Systems	45,400	825,376
†SEACOR Holdings	5,699	473,302
Superior Energy Services [1]	18,400	477,296
†TGS-NOPEC Geophysical	16,400	476,528
Trican Well Service	4,000	53,171
Unit Corporation [1]	21,650	921,857

Total (Cost $4,278,452)		5,844,183

Financials – 8.7%
Capital Markets - 6.0%
Federated Investors Cl. B	46,500	1,274,565
Lazard Cl. A	23,800	765,170
SEI Investments	21,100	599,873

		2,639,608

Insurance - 2.7%
Alleghany Corporation [1]	3,055	1,171,012

Total (Cost $2,872,513)		3,810,620

Health Care – 5.9%
Biotechnology - 1.2%
†Myriad Genetics [1]	19,700	529,339

Health Care Providers & Services - 0.5%
VCA Antech [1]	9,110	237,680

Life Sciences Tools & Services - 3.1%
Bio-Rad Laboratories Cl. A [1]	7,700	863,940
Techne Corporation	6,800	469,744

		1,333,684

Pharmaceuticals - 1.1%
†Jazz Pharmaceuticals [1]	6,700	460,491

Total (Cost $2,281,000)		2,561,194

Industrials – 22.8%
Aerospace & Defense - 1.6%
†Cubic Corporation	14,500	697,450

Commercial Services & Supplies - 1.9%
Tetra Tech [1]	36,000	846,360

Electrical Equipment - 6.3%
AZZ	16,910	652,050
†EnerSys	11,300	554,152
Global Power Equipment Group	41,518	669,270
GrafTech International [1]	121,759	886,405

		2,761,877

Machinery - 7.7%
Astec Industries	10,934	374,927
Columbus McKinnon [1]	16,500	351,780
Kennametal	16,700	648,461
Lincoln Electric Holdings	5,450	312,122
†Timken Company (The)	12,100	680,988
Valmont Industries	4,900	701,141
Wabtec Corporation	5,168	276,126

		3,345,545

Professional Services - 4.4%
CRA International [1]	24,279	448,433
†ICF International [1]	14,500	456,895
Robert Half International	11,728	389,722
Towers Watson & Company Cl. A	4,900	401,506
TrueBlue [1]	10,287	216,541

		1,913,097

Trading Companies & Distributors - 0.9%
MSC Industrial Direct Cl. A	4,952	383,582

Total (Cost $8,608,893)		9,947,911

Information Technology – 22.6%
Communications Equipment - 1.7%
ADTRAN	30,300	745,683

Electronic Equipment, Instruments & Components - 5.7%
Coherent	4,281	235,755
Dolby Laboratories Cl. A	12,600	421,470
FARO Technologies [1]	11,200	378,784
FEI Company	2,552	186,270
IPG Photonics	11,790	716,007
Rofin-Sinar Technologies [1]	22,164	552,770

		2,491,056

IT Services - 1.1%
Sykes Enterprises [1]	30,500	480,680

Office Electronics - 0.9%
Zebra Technologies Cl. A [1]	8,600	373,584

44 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment - 13.2%
Aixtron ADR [1]	39,807	$667,961
ATMI [1]	37,500	886,875
Cabot Microelectronics [1]	15,791	521,261
Integrated Silicon Solution [1]	78,000	854,880
†MKS Instruments	34,800	923,592
Nanometrics [1]	50,100	734,967
Teradyne [1]	39,000	685,230
Veeco Instruments [1]	13,300	471,086

		5,745,852

Total (Cost $8,577,076)		9,836,855

Materials – 8.3%
Chemicals - 4.0%
†Innospec	12,400	498,232
Intrepid Potash	11,858	225,895
LSB Industries [1]	8,751	266,118
Minerals Technologies	18,840	778,846

		1,769,091

Metals & Mining - 4.3%
Major Drilling Group International	51,700	351,975
Reliance Steel & Aluminum	20,400	1,337,424
Sims Metal Management ADR	22,170	167,605

		1,857,004

Total (Cost $2,983,064)		3,626,095

Miscellaneous[2] – 2.9%
Total (Cost $1,179,615)		1,238,558

TOTAL COMMON STOCKS
(Cost $33,633,938)		40,905,950

REPURCHASE AGREEMENT – 6.4%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $2,801,002 (collateralized by obligations of various U.S. Government Agencies, 4.125% due 4/15/14, valued at $2,861,756) (Cost $2,801,000)		2,801,000

TOTAL INVESTMENTS – 100.3%
(Cost $36,434,938)		43,706,950

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.3)%		(111,764)

NET ASSETS – 100.0%		$43,595,186

Royce Micro-Cap Discovery Fund

	SHARES	VALUE
COMMON STOCKS – 96.5%

Consumer Discretionary – 10.8%
Auto Components - 1.5%
Standard Motor Products	2,200	$75,548

Diversified Consumer Services - 2.1%
Capella Education [1]	1,600	66,640
Corinthian Colleges [1]	17,800	39,872

		106,512

Hotels, Restaurants & Leisure - 1.1%
Ruby Tuesday [1]	6,000	55,380

Household Durables - 2.0%
Hooker Furniture	1,500	24,390
†Lifetime Brands	6,000	81,480

		105,870

Leisure Equipment & Products - 2.1%
Arctic Cat	600	26,988
Johnson Outdoors Cl. A [1]	3,200	79,680

		106,668

Multiline Retail - 0.7%
Fred’s Cl. A	2,500	38,725

Specialty Retail - 1.3%
Stein Mart	4,900	66,885

Total (Cost $438,357)		555,588

Consumer Staples – 4.3%
Food & Staples Retailing - 1.1%
Village Super Market Cl. A	1,700	56,253

Food Products - 2.3%
Calavo Growers	2,200	59,818
John B. Sanfilippo & Son	3,000	60,480

		120,298

Household Products - 0.9%
Oil-Dri Corporation of America	1,700	46,699

Total (Cost $217,337)		223,250

Energy – 5.7%
Energy Equipment & Services - 2.9%
Matrix Service [1]	2,700	42,066
Natural Gas Services Group [1]	2,400	56,376
†Newpark Resources [1]	4,800	52,752

		151,194

Oil, Gas & Consumable Fuels - 2.8%
Hallador Energy	3,200	25,760
TransGlobe Energy [1]	5,000	31,000
VAALCO Energy [1]	7,600	43,472
Warren Resources [1]	16,100	41,055

		141,287

Total (Cost $279,096)		292,481

Financials – 7.9%
Consumer Finance - 1.1%
Nicholas Financial	3,700	55,944

Diversified Financial Services - 0.7%
Resource America	4,200	35,700

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 45

Schedules of Investments

Royce Micro-Cap Discovery Fund (continued)

	SHARES	VALUE
Financials (continued)
Insurance - 6.1%
Baldwin & Lyons Cl. B	2,100	$50,988
EMC Insurance Group	1,500	39,390
†Employers Holdings	2,000	48,900
Maiden Holdings	6,100	68,442
National Western Life Insurance Cl. A	200	37,970
Safety Insurance Group	700	33,957
United Fire Group	1,400	34,762

		314,409

Total (Cost $369,391)		406,053

Health Care – 8.9%
Health Care Equipment & Supplies - 4.2%
Anika Therapeutics [1]	1,900	32,300
CryoLife	8,900	55,714
ICU Medical [1]	800	57,648
Invacare Corporation	4,000	57,440
Symmetry Medical [1]	1,500	12,630

		215,732

Health Care Providers & Services - 3.4%
Almost Family	1,900	36,100
†Bio-Reference Laboratories [1]	2,400	69,000
National HealthCare	1,500	71,700

		176,800

Pharmaceuticals - 1.3%
Hi-Tech Pharmacal	960	31,872
SciClone Pharmaceuticals [1]	6,700	33,232

		65,104

Total (Cost $418,953)		457,636

Industrials – 16.0%
Aerospace & Defense - 2.4%
AeroVironment [1]	1,700	34,306
National Presto Industries	800	57,624
Sparton Corporation [1]	2,000	34,480

		126,410

Commercial Services & Supplies - 1.5%
†Consolidated Graphics [1]	1,000	47,010
Intersections	3,200	28,064

		75,074

Construction & Engineering - 2.4%
Baker (Michael)	1,100	29,821
Comfort Systems USA	1,589	23,708
MYR Group [1]	3,600	70,020

		123,549

Machinery - 5.4%
Alamo Group	1,900	77,558
Lydall [1]	3,700	54,020
Miller Industries	5,020	77,207
Standex International	700	36,925
Twin Disc	1,400	33,180

		278,890

Professional Services - 4.3%
†CDI Corporation	2,600	36,816
ICF International [1]	2,300	72,473
Korn/Ferry International [1]	3,000	56,220
TrueBlue [1]	2,600	54,730

		220,239

Total (Cost $763,119)		824,162

Information Technology – 25.3%
Communications Equipment - 6.1%
Bel Fuse Cl. B	1,000	13,450
Comtech Telecommunications	2,100	56,469
Globecomm Systems [1]	6,900	87,216
Oplink Communications [1]	3,800	66,006
TESSCO Technologies	3,400	89,760

		312,901

Computers & Peripherals - 1.6%
QLogic Corporation [1]	5,100	48,756
Xyratex	3,200	32,192

		80,948

Electronic Equipment, Instruments & Components - 2.5%
Daktronics	3,000	30,780
PC Connection	4,000	61,800
†Richardson Electronics	3,000	35,220

		127,800

Internet Software & Services - 2.9%
Dice Holdings [1]	5,800	53,418
Digital River [1]	1,700	31,909
United Online	8,500	64,430

		149,757

IT Services - 4.4%
Computer Task Group	3,800	87,286
†Forrester Research	1,000	36,690
Sykes Enterprises [1]	4,300	67,768
TeleTech Holdings [1]	1,600	37,488

		229,232

Semiconductors & Semiconductor Equipment - 3.4%
IXYS Corporation	6,600	72,996
Kulicke & Soffa Industries [1]	5,400	59,724
†Volterra Semiconductor [1]	2,900	40,948

		173,668

Software - 4.4%
Actuate Corporation [1]	9,500	63,080
American Software Cl. A	10,200	88,638
ePlus	1,300	77,857

		229,575

Total (Cost $1,136,150)		1,303,881

Materials – 11.6%
Chemicals - 5.8%
†Arabian American Development [1]	7,300	63,510
FutureFuel Corporation	4,900	69,433
Innospec	900	36,162
46 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Materials (continued)
Chemicals (continued)
KMG Chemicals	3,200	$67,520
Schulman (A.)	1,400	37,548
Stepan Company	500	27,805

		301,978

Construction Materials - 0.7%
United States Lime & Minerals [1]	700	36,575

Metals & Mining - 3.8%
Endeavour Silver [1]	3,900	13,377
Haynes International	1,200	57,444
Materion Corporation	3,200	86,688
Nevsun Resources	13,500	39,825

		197,334

Paper & Forest Products - 1.3%
Glatfelter	2,600	65,260

Total (Cost $519,827)		601,147

Telecommunication Services – 1.2%
Diversified Telecommunication Services - 1.2%
†Premiere Global Services [1]	5,000	60,350

Total (Cost $48,334)		60,350

Miscellaneous[2] – 4.8%
Total (Cost $259,863)		246,885

TOTAL COMMON STOCKS
(Cost $4,450,427)		4,971,433

REPURCHASE AGREEMENT – 3.3%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $170,000 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/11/13, valued at $175,219) (Cost $170,000)		170,000

TOTAL INVESTMENTS – 99.8%
(Cost $4,620,427)		5,141,433

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.2%		9,652

NET ASSETS – 100.0%		$5,151,085

Royce Financial Services Fund

	SHARES	VALUE
COMMON STOCKS – 84.0%

Capital Markets - 48.9%
Affiliated Managers Group [1]	1,500	$245,910
AllianceBernstein Holding L.P.	14,500	301,890
Apollo Global Management LLC Cl. A	22,000	530,200
†Artisan Partners Asset Management [1]	15,000	748,650
Ashmore Group	70,000	365,925
Banque Privee Edmond de Rothschild	3	52,215
Blackstone Group L.P.	16,300	343,278
Citadel Capital [1]	150,000	52,996
Coronation Fund Managers	62,000	393,574
Cowen Group [1]	83,000	240,700
Daewoo Securities	3,800	33,440
Diamond Hill Investment Group	2,500	212,625
Egyptian Financial Group-Hermes Holding
Company [1]	211,875	223,667
Federated Investors Cl. B	11,900	326,179
Financial Engines	6,800	310,012
Invesco	13,800	438,840
Investec	8,500	53,483
IOOF Holdings	11,528	77,596
Jupiter Fund Management	105,000	462,650
KKR & Co. L.P.	18,300	359,778
Lazard Cl. A	17,100	549,765
Manning & Napier	15,800	280,608
MVC Capital	3,800	47,842
Northern Trust	8,400	486,360
Oaktree Capital Group LLC	4,700	246,985
Och-Ziff Capital Management Group LLC Cl. A	15,300	159,732
Oppenheimer Holdings Cl. A	11,500	218,960
Partners Group Holding	1,000	270,764
Raymond James Financial	5,100	219,198
Reinet Investments [1]	5,500	98,151
Samsung Securities	1,791	72,296
†Schwab (Charles)	18,800	399,124
SEI Investments	18,400	523,112
SHUAA Capital [1]	580,000	107,378
†Silvercrest Asset Management Group Cl. A [1]	24,500	294,000
Sprott	117,500	312,827
State Street	8,500	554,285
Stifel Financial [1]	6,073	216,624
T. Rowe Price Group	3,500	256,025
TD Ameritrade Holding Corporation	15,500	376,495
Tokai Tokyo Financial Holdings	9,400	64,069
U.S. Global Investors Cl. A	178,300	376,213
UOB-Kay Hian Holdings	95,000	122,919
Value Partners Group	566,000	305,037
Vontobel Holding	3,000	92,425
Waddell & Reed Financial Cl. A	5,900	256,650
Westwood Holdings Group	5,300	227,476
WisdomTree Investments [1]	46,000	532,220

Total (Cost $10,986,300)		13,441,148

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 47

Schedules of Investments

Royce Financial Services Fund (continued)

	SHARES	VALUE
Closed-End Funds - 0.6%
RIT Capital Partners	8,500	$149,965

Total (Cost $153,505)		149,965

Commercial Banks - 3.3%
BLOM Bank GDR	8,000	68,000
BOK Financial	4,100	262,605
First Citizens BancShares Cl. A	1,900	364,895
First Republic Bank	5,600	215,488

Total (Cost $753,374)		910,988

Consumer Finance - 2.9%
Credit Acceptance [1]	848	89,082
Regional Management [1]	18,200	455,000
World Acceptance [1]	3,000	260,820

Total (Cost $414,103)		804,902

Diversified Financial Services - 8.5%
†Bolsa Mexicana de Valores	110,000	273,526
Bolsas y Mercados Espanoles	4,000	97,962
Hellenic Exchanges	36,000	280,219
Interactive Brokers Group	12,800	204,416
†Japan Exchange Group	3,500	353,600
Leucadia National	9,801	256,982
Moody’s Corporation	6,000	365,580
MSCI Cl. A [1]	2,800	93,156
RHJ International [1]	10,000	47,120
Singapore Exchange	25,000	138,659
Warsaw Stock Exchange	19,000	217,636

Total (Cost $2,048,866)		2,328,856

Insurance - 6.5%
Brown & Brown	2,600	83,824
E-L Financial	400	241,514
First American Financial	5,000	110,200
Greenlight Capital Re Cl. A [1]	9,000	220,770
Marsh & McLennan	7,400	295,408
Platinum Underwriters Holdings	5,500	314,710
RLI Corp.	1,100	84,051
State Auto Financial	11,000	199,870
Willis Group Holdings	6,100	248,758

Total (Cost $1,313,031)		1,799,105

IT Services - 3.7%
†Broadridge Financial Solutions	12,800	340,224
MasterCard Cl. A	700	402,150
Vantiv Cl. A [1]	10,000	276,000

Total (Cost $634,865)		1,018,374

Media - 1.3%
Morningstar	4,600	356,868

Total (Cost $181,189)		356,868

Professional Services - 3.0%
Towers Watson & Company Cl. A	6,500	532,610
Verisk Analytics Cl. A [1]	5,100	304,470

Total (Cost $612,812)		837,080

Real Estate Management & Development - 1.2%
Kennedy-Wilson Holdings	19,676	327,409

Total (Cost $186,246)		327,409

Software - 2.5%
Fair Isaac	7,400	339,142
†SimCorp	12,000	356,015

Total (Cost $421,695)		695,157

Trading Companies & Distributors - 1.6%
Air Lease Cl. A	15,700	433,163

Total (Cost $356,874)		433,163

TOTAL COMMON STOCKS
(Cost $18,062,860)		23,103,015

REPURCHASE AGREEMENT – 18.3%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $5,045,004 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/11/13, valued at $5,146,425) (Cost $5,045,000)		5,045,000

TOTAL INVESTMENTS – 102.3%
(Cost $23,107,860)		28,148,015

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.3)%		(631,319)

NET ASSETS – 100.0%		$27,516,696

48 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

Royce Select Fund II

	SHARES	VALUE
COMMON STOCKS – 89.9%

Consumer Discretionary – 15.0%
Auto Components - 3.0%
Drew Industries [3]	1,201	$47,223
Minth Group	16,900	26,583
†Selamat Sempurna	221,200	59,061

		132,867

Distributors - 1.0%
†Core-Mark Holding Company	700	44,450

Household Durables - 1.0%
†Lifetime Brands	3,300	44,814

Media - 1.8%
IMAX Corporation [1]	1,400	34,804
†Media Prima	49,200	43,602

		78,406

Multiline Retail - 1.1%
New World Department Store China	91,500	46,245

Specialty Retail - 6.0%
†Destination Maternity	2,900	71,340
†Lewis Group	5,600	35,690
Luk Fook Holdings (International)	6,400	14,853
†Padini Holdings	59,700	35,713
Signet Jewelers [3]	900	60,687
Stage Stores	300	7,050
†USS	300	38,082

		263,415

Textiles, Apparel & Luxury Goods - 1.1%
Daphne International Holdings	58,600	50,092

Total (Cost $603,676)		660,289

Consumer Staples – 6.4%
Food & Staples Retailing - 1.8%
FamilyMart	1,900	81,034

Food Products - 4.6%
†Amira Nature Foods [1]	7,100	59,640
First Resources	68,100	95,367
SunOpta [1]	6,200	47,058

		202,065

Total (Cost $275,560)		283,099

Energy – 4.9%
Energy Equipment & Services - 4.9%
Helmerich & Payne [3]	890	55,580
RPC [3]	3,200	44,192
TGS-NOPEC Geophysical	2,200	63,925
Total Energy Services	3,800	52,572

Total (Cost $187,907)		216,269

Financials – 8.2%
Capital Markets - 5.6%
Ashmore Group	5,700	29,797
Federated Investors Cl. B [3]	3,600	98,676
Lazard Cl. A	600	19,290
Sprott	13,100	34,877
†Westwood Holdings Group	1,500	64,380

		247,020

Real Estate Management & Development - 2.6%
E-House China Holdings ADR [3]	10,600	46,004
Midland Holdings	174,600	65,283

		111,287

Total (Cost $449,986)		358,307

Health Care – 4.9%
Health Care Equipment & Supplies - 4.3%
Analogic Corporation [3]	1,300	94,679
Invacare Corporation	2,900	41,644
Kossan Rubber Industries	32,635	51,543

		187,866

Pharmaceuticals - 0.6%
Hi-Tech Pharmacal	861	28,585

Total (Cost $199,969)		216,451

Industrials – 14.0%
Aerospace & Defense - 1.2%
Astronics Corporation [1,3]	1,330	54,357

Building Products - 1.3%
WaterFurnace Renewable Energy	2,800	54,712

Commercial Services & Supplies - 1.2%
Team [1,3]	1,344	50,870

Electrical Equipment - 1.0%
Global Power Equipment Group	2,800	45,136

Machinery - 4.7%
Flow International [1]	16,892	62,331
Sarin Technologies	54,400	66,525
†Semperit AG Holding	1,000	35,926
Sun Hydraulics [3]	1,300	40,664

		205,446

Marine - 1.5%
Clarkson	2,500	64,678

Professional Services - 3.1%
Acacia Research-Acacia Technologies	3,500	78,225
†Exponent	1,000	59,110

		137,335

Total (Cost $550,102)		612,534

Information Technology – 25.0%
Communications Equipment - 4.9%
CalAmp Corporation [1]	3,100	45,260
Oplink Communications [1]	3,282	57,008
Plantronics	1,200	52,704
Polycom [1]	5,800	61,132

		216,104

Computers & Peripherals - 0.9%
Western Digital	600	37,254

Electronic Equipment, Instruments & Components - 1.4%
DTS [1,3]	1,613	33,196

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 49

Schedules of Investments

Royce Select Fund II (continued)

	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Vishay Intertechnology [1]	2,100	$29,169

		62,365

Internet Software & Services - 3.9%
Bankrate [1,3]	7,874	113,071
Stamps.com [1]	1,000	39,390
ValueClick [1,3]	805	19,867

		172,328

IT Services - 3.3%
Computer Task Group [3]	2,700	62,019
Total System Services [3]	3,300	80,784

		142,803

Semiconductors & Semiconductor Equipment - 8.0%
Kulicke & Soffa Industries [1]	5,000	55,300
MKS Instruments	2,388	63,378
Photronics [1,3]	5,840	47,070
RDA Microelectronics ADR	4,200	46,536
Silicon Motion Technology ADR	4,900	51,891
Teradyne [1,3]	5,050	88,729

		352,904

Software - 2.6%
Actuate Corporation [1,3]	8,200	54,448
American Software Cl. A [3]	6,764	58,779

		113,227

Total (Cost $896,589)		1,096,985

Materials – 5.7%
Chemicals - 3.1%
Innophos Holdings	1,000	47,170
Minerals Technologies	2,100	86,814

		133,984

Metals & Mining - 2.6%
Haynes International	799	38,248
Hochschild Mining	6,000	14,172
Horsehead Holding Corporation [1]	3,400	43,554
Market Vectors Junior Gold Miners ETF [3]	2,200	20,152

		116,126

Total (Cost $263,088)		250,110

Telecommunication Services – 1.2%
Diversified Telecommunication Services - 1.2%
†Premiere Global Services [1]	4,400	53,108

Total (Cost $49,099)		53,108

Miscellaneous[2] – 4.6%
Total (Cost $218,241)		202,089

TOTAL COMMON STOCKS
(Cost $3,694,217)		3,949,241

REPURCHASE AGREEMENT – 14.3%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $628,001 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/11/13, valued at $640,800) (Cost $628,000)		628,000

TOTAL INVESTMENTS – 104.2%
(Cost $4,322,217)		4,577,241

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.2)%		(186,015)

NET ASSETS – 100.0%		$4,391,226

SECURITIES SOLD SHORT
COMMON STOCKS – 2.7%
Diversified Investment Companies – 2.1%
Exchange Traded Funds - 2.1%
Direxion Daily Small Cap Bull 3X Shares	1,100	$51,700
VelocityShares Daily Inverse VIX Short
Term ETN	2,100	41,874

Total (Proceeds $89,736)		93,574

Financials – 0.6%
Commercial Banks - 0.6%
Direxion Daily Financial Bear 3X Shares	700	23,520

Total (Proceeds $36,763)		23,520

FIXED INCOME – 0.6%
Government Bonds – 0.6%
iShares 20+ Year Treasury Bond ETF	250	27,610

Total (Proceeds $32,212)		27,610

TOTAL SECURITIES SOLD SHORT
(Proceeds $158,711)		$144,704

50 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

Royce Global Select Long/Short Fund

	SHARES	VALUE
COMMON STOCKS – 117.1%

Austria – 8.1%
Mayr-Melnhof Karton	3,500	$376,307
Semperit AG Holding [3]	13,500	484,994

Total (Cost $847,309)		861,301

Belgium – 2.5%
Sipef [3]	4,000	268,765

Total (Cost $271,698)		268,765

Bermuda – 2.5%
†Signet Jewelers [3]	4,000	269,720

Total (Cost $275,329)		269,720

Brazil – 5.6%
Brasil Brokers Participacoes [3]	110,000	322,898
Eternit [3]	65,000	275,282

Total (Cost $699,200)		598,180

China – 2.4%
Daphne International Holdings	300,000	256,445

Total (Cost $320,683)		256,445

Finland – 2.7%
Nokian Renkaat [3]	7,000	285,283

Total (Cost $266,291)		285,283

France – 2.3%
Societe Internationale de Plantations
d’Heveas [3]	3,500	246,604

Total (Cost $284,243)		246,604

Germany – 1.1%
Carl Zeiss Meditec [3]	3,000	99,576
Pfeiffer Vacuum Technology [3]	181	18,754

Total (Cost $49,028)		118,330

Hong Kong – 8.9%
Luk Fook Holdings (International)	90,000	208,869
Media Chinese International	900,000	327,584
†New World Department Store China	325,000	164,259
Value Partners Group	450,000	242,520

Total (Cost $1,062,153)		943,232

India – 6.7%
Graphite India	200,000	247,370
Maharashtra Seamless [3]	70,000	241,481
†McLeod Russel India [3]	45,000	219,529

Total (Cost $1,148,623)		708,380

Italy – 3.1%
Recordati [3]	30,000	332,897

Total (Cost $203,669)		332,897

Japan – 18.8%
EPS Corporation [3]	245	272,716
FamilyMart [3]	10,000	426,497
MISUMI Group [3]	9,000	247,459
Moshi Moshi Hotline [3]	22,500	280,853
Nihon M&A Center [3]	2,500	139,393
Santen Pharmaceutical [3]	7,000	301,371
USS [3]	2,600	330,047

Total (Cost $1,586,001)		1,998,336

Jersey – 1.8%
Randgold Resources ADR [3]	3,000	192,150

Total (Cost $217,267)		192,150

Mexico – 5.0%
Fresnillo [3]	22,500	301,832
Industrias Bachoco ADR [3]	6,500	225,550

Total (Cost $639,170)		527,382

Norway – 5.5%
Ekornes [3]	20,000	319,376
†Spectrum	12,000	95,615
TGS-NOPEC Geophysical [3]	6,000	174,340

Total (Cost $545,579)		589,331

Singapore – 1.5%
†ComfortDelGro Corporation	110,000	159,251

Total (Cost $168,382)		159,251

South Africa – 8.5%
Adcock Ingram Holdings [3]	45,000	295,901
Lewis Group [3]	60,000	382,396
Raubex Group	100,000	220,535

Total (Cost $1,142,612)		898,832

South Korea – 3.1%
MegaStudy [3]	6,000	324,154

Total (Cost $737,850)		324,154

Switzerland – 1.4%
Partners Group Holding [3]	550	148,920

Total (Cost $49,594)		148,920

Turkey – 2.8%
Koza Altin Isletmeleri [3]	6,000	72,795
Mardin Cimento Sanayii [3]	100,000	228,133

Total (Cost $571,867)		300,928

United Kingdom – 14.0%
Ashmore Group [3]	60,000	313,650

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 51

Schedules of Investments

Royce Global Select Long/Short Fund (continued)

	SHARES	VALUE
United Kingdom (continued)
†Consort Medical	10,000	$126,619
Domino Printing Sciences [3]	33,500	317,939
EnQuest [1]	160,000	287,642
Hochschild Mining [3]	70,000	165,342
Jupiter Fund Management [3]	45,000	198,279
Spirax-Sarco Engineering [3]	2,001	81,777

Total (Cost $1,455,098)		1,491,248

United States – 8.8%
†Cubic Corporation [3]	4,500	216,450
Dolby Laboratories Cl. A [3]	6,500	217,425
Helmerich & Payne [3]	4,000	249,800
Myriad Genetics [1,3]	9,500	255,265

Total (Cost $880,269)		938,940

TOTAL COMMON STOCKS
(Cost $13,421,915)		12,458,609

REPURCHASE AGREEMENT – 3.0%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $315,000 (collateralized by obligations of various U.S. Government Agencies, 0.125% due 12/31/13, valued at $325,000) (Cost $315,000)		315,000

TOTAL INVESTMENTS – 120.1%
(Cost $13,736,915)		12,773,609

LIABILITIES LESS CASH
AND OTHER ASSETS – (20.1)%		(2,137,886)

NET ASSETS – 100.0%		$10,635,723

SECURITIES SOLD SHORT
COMMON STOCKS – 20.4%
Cayman Islands – 0.8%
Herbalife	2,000	$90,280

Total (Proceeds $115,219)		90,280

China – 1.8%
iShares China Large-Cap ETF	6,000	195,120

Total (Proceeds $246,864)		195,120

Finland – 0.9%
Orion Cl. B	4,000	93,823

Total (Proceeds $117,278)		93,823

Germany – 0.6%
Deutsche Bank	1,500	62,925

Total (Proceeds $65,217)		62,925

Japan – 1.6%
NEXT FUNDS Nikkei 225 Leveraged Index ETF	2,000	169,792

Total (Proceeds $139,917)		169,792

United States – 13.8%
Brunswick Corporation	2,000	63,900
Coca-Cola Company (The)	1,500	60,165
Delta Air Lines	6,000	112,260
Deluxe Corporation	1,500	51,975
Direxion Daily Energy Bull 3X Shares	3,500	218,015
General Motors	2,000	66,620
Haverty Furniture	3,700	85,137
Monster Beverage	2,500	151,925
NCR Corporation	4,500	148,455
ProShares Ultra Basic Materials	5,000	172,350
ProShares Ultra Health Care	2,000	120,600
Tempur Sealy International	1,800	79,020
Terex Corporation	700	18,410
Toll Brothers	2,000	65,260
United Rentals	1,100	54,901

Total (Proceeds $1,116,660)		1,468,993

Non-Country Specific – 0.9%
Direxion Daily Emerging Markets Bull 3X
Shares	4,000	93,560

Total (Proceeds $115,754)		93,560

TOTAL SECURITIES SOLD SHORT
(Proceeds $1,916,909)		$2,174,493

52 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

Royce European Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 96.1%

Austria – 4.4%
Mayr-Melnhof Karton	3,500	$376,307
Semperit AG Holding	12,200	438,291

Total (Cost $922,131)		814,598

Belgium – 2.8%
EVS Broadcast Equipment	3,850	267,306
Sipef	3,800	255,326

Total (Cost $565,037)		522,632

Cyprus – 1.3%
†Globaltrans Investment GDR	17,500	240,450

Total (Cost $268,876)		240,450

Denmark – 1.4%
H. Lundbeck	14,500	258,617

Total (Cost $230,483)		258,617

Finland – 2.1%
†F-Secure	44,500	122,797
Nokian Renkaat	6,550	266,943

Total (Cost $377,158)		389,740

France – 16.8%
Altamir	15,000	168,889
Alten	6,300	215,096
Audika Groupe [1]	22,000	222,504
Beneteau [1]	20,200	223,230
bioMerieux	2,700	261,616
Boiron	6,550	341,032
Manutan International	6,000	256,946
Parrot [1]	10,000	278,293
Societe Internationale de Plantations
d’Heveas	3,450	243,081
Stallergenes	7,105	498,942
Vetoquinol	8,600	292,728
Virbac	600	124,177

Total (Cost $3,291,272)		3,126,534

Germany – 10.0%
Aixtron [1]	9,000	151,297
†Bertrandt	2,400	257,789
Carl Zeiss Meditec	5,650	187,535
KWS Saat	450	162,807
Nemetschek	2,550	164,301
Pfeiffer Vacuum Technology	1,100	113,972
PUMA	915	257,556
Rational	545	182,706
†SMT Scharf	5,000	153,465
Takkt	15,000	226,487

Total (Cost $1,674,173)		1,857,915

Italy – 7.9%
Azimut Holding	17,400	316,855
†De’Longhi	16,000	250,125
DiaSorin	7,600	303,404
Geox	66,000	164,430
Recordati	39,500	438,314

Total (Cost $1,179,357)		1,473,128

Netherlands – 2.9%
ASM International	5,100	172,134
Beter Bed Holding	15,000	274,908
Fugro	1,800	97,585

Total (Cost $545,787)		544,627

Norway – 4.0%
Ekornes	19,950	318,577
†MultiClient Geophysical [1]	150,392	82,941
†Spectrum	25,000	199,199
TGS-NOPEC Geophysical	4,700	136,566

Total (Cost $867,134)		737,283

Poland – 0.7%
Warsaw Stock Exchange	12,000	137,454

Total (Cost $129,779)		137,454

South Africa – 5.6%
Adcock Ingram Holdings	40,650	267,298
†Cashbuild	6,300	84,765
Lewis Group	55,000	350,529
Raubex Group	150,000	330,802

Total (Cost $1,281,859)		1,033,394

Sweden – 1.4%
†Bjoern Borg	12,500	54,987
Lundin Petroleum [1]	10,000	198,327

Total (Cost $306,410)		253,314

Switzerland – 12.4%
Banque Privee Edmond de Rothschild	5	87,026
Burckhardt Compression Holding	360	143,306
†Calida Holding	5,000	122,810
†Forbo Holding	600	382,722
Partners Group Holding	750	203,073
Sika	55	142,427
†Straumann Holding	2,100	315,261
Sulzer	1,500	239,956
VZ Holding	2,250	314,435
Zehnder Group	8,000	356,572

Total (Cost $1,993,911)		2,307,588

Turkey – 1.1%
Mardin Cimento Sanayii	85,000	193,913

Total (Cost $360,161)		193,913

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 53

Schedules of Investments

Royce European Smaller-Companies Fund (continued)

	SHARES	VALUE
United Kingdom – 21.3%
Ashmore Group	72,500	$378,994
Clarkson	12,000	310,456
†Consort Medical	8,934	113,121
Diploma	10,000	85,249
Domino Printing Sciences	25,000	237,268
†E2V Technologies	97,000	175,195
EnQuest [1]	150,000	269,664
†Homeserve	60,000	255,520
Jupiter Fund Management	50,500	222,513
†Lancashire Holdings	12,000	144,551
Latchways	14,600	265,915
Michael Page International	20,000	112,854
†Photo-Me International	200,000	266,927
Rotork	6,000	243,656
†Sepura	70,000	130,421
Severfield-Rowen	300,000	215,595
Spirax-Sarco Engineering	4,815	196,779
Spirent Communications	85,000	181,898
Victrex	6,000	140,901

Total (Cost $3,574,377)		3,947,477

TOTAL COMMON STOCKS
(Cost $17,567,905)		17,838,664

REPURCHASE AGREEMENT – 1.4%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $257,000 (collateralized by obligations of various U.S. Government Agencies, 1.375% due 2/25/14, valued at $263,275) (Cost $257,000)		257,000

TOTAL INVESTMENTS – 97.5%
(Cost $17,824,905)		18,095,664

CASH AND OTHER ASSETS
LESS LIABILITIES – 2.5%		473,135

NET ASSETS – 100.0%		$18,568,799

Royce Enterprise Select Fund

	SHARES	VALUE
COMMON STOCKS – 73.1%

Consumer Discretionary – 16.8%
Automobiles - 3.1%
Thor Industries	1,275	$62,705

Distributors - 1.7%
Genuine Parts	430	33,570

Household Durables - 2.0%
Garmin	1,100	39,776

Leisure Equipment & Products - 0.2%
†Arctic Cat	100	4,498

Multiline Retail - 3.2%
Dollar Tree [1]	1,250	63,550

Specialty Retail - 3.5%
Advance Auto Parts	420	34,092
†Ross Stores	300	19,443
Signet Jewelers	235	15,846

		69,381

Textiles, Apparel & Luxury Goods - 3.1%
Gildan Activewear	730	29,572
†Wolverine World Wide	600	32,766

		62,338

Total (Cost $302,635)		335,818

Energy – 2.4%
Energy Equipment & Services - 2.4%
CARBO Ceramics	100	6,743
Helmerich & Payne	100	6,245
†SEACOR Holdings	420	34,881

Total (Cost $45,938)		47,869

Financials – 7.2%
Capital Markets - 2.4%
†Artisan Partners Asset Management [1]	200	9,982
Federated Investors Cl. B	1,400	38,374

		48,356

Insurance - 2.6%
Alleghany Corporation [1]	100	38,331
Berkley (W.R.)	320	13,075

		51,406

Real Estate Management & Development - 2.2%
Jones Lang LaSalle	390	35,545
Kennedy-Wilson Holdings	513	8,536

		44,081

Total (Cost $123,049)		143,843

Health Care – 4.2%
Biotechnology - 2.0%
Myriad Genetics [1]	1,500	40,305

Health Care Equipment & Supplies - 1.7%
Analogic Corporation	210	15,294
C.R. Bard	80	8,695

54 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Health Care (continued)
Health Care Equipment & Supplies (continued)
IDEXX Laboratories [1]	100	$8,978

		32,967

Health Care Providers & Services - 0.5%
Schein (Henry) [1]	110	10,532

Total (Cost $84,194)		83,804

Industrials – 17.2%
Aerospace & Defense - 0.8%
Teledyne Technologies [1]	200	15,470

Air Freight & Logistics - 2.1%
Expeditors International of
Washington	1,100	41,811

Commercial Services & Supplies - 2.0%
Cintas Corporation	500	22,770
UniFirst Corporation	190	17,337

		40,107

Construction & Engineering - 1.7%
Jacobs Engineering Group [1]	630	34,732

Machinery - 2.5%
†AGCO Corporation	330	16,562
Valmont Industries	230	32,911

		49,473

Marine - 1.9%
Kirby Corporation [1]	475	37,782

Professional Services - 5.4%
Equifax	400	23,572
†Huron Consulting Group [1]	200	9,248
ManpowerGroup	400	21,920
Towers Watson & Company Cl. A	650	53,261

		108,001

Transportation Infrastructure - 0.8%
†Wesco Aircraft Holdings [1]	800	14,856

Total (Cost $307,295)		342,232

Information Technology – 17.5%
Communications Equipment - 1.9%
†Plantronics	880	38,650

Computers & Peripherals - 2.6%
Western Digital	820	50,914

Electronic Equipment, Instruments & Components - 9.1%
AVX Corporation	4,160	48,880
Coherent	530	29,187
FLIR Systems	1,200	32,364
†Methode Electronics	2,400	40,824
Rogers Corporation [1]	640	30,285

		181,540

IT Services - 0.4%
Fiserv [1]	100	8,741

Semiconductors & Semiconductor Equipment - 1.0%
Analog Devices	420	18,925

Software - 2.5%
MICROS Systems [1]	850	36,677
†Rovi Corporation [1]	600	13,704

		50,381

Total (Cost $324,142)		349,151

Materials – 4.7%
Chemicals - 2.5%
†Innospec	226	9,081
Sigma-Aldrich Corporation	206	16,554
Westlake Chemical	250	24,102

		49,737

Metals & Mining - 1.4%
Reliance Steel & Aluminum	430	28,191

Paper & Forest Products - 0.8%
Stella-Jones	170	15,848

Total (Cost $80,356)		93,776

Utilities – 1.8%
Gas Utilities - 1.8%
UGI Corporation	900	35,199

Total (Cost $27,729)		35,199

Miscellaneous[2] – 1.3%
Total (Cost $25,846)		26,738

TOTAL COMMON STOCKS
(Cost $1,321,184)		1,458,430

FIXED INCOME – 2.5%
Government Bonds – 2.5%
†iShares 1-3 Year Treasury Bond ETF	590	49,725

TOTAL FIXED INCOME
(Cost $49,848)		49,725

REPURCHASE AGREEMENT – 25.8%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $516,000 (collateralized by obligations of various U.S. Government Agencies, 1.375% due 2/25/14, valued at $526,551) (Cost $516,000)		516,000

TOTAL INVESTMENTS – 101.4%
(Cost $1,887,032)		2,024,155

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.4)%		(28,902)

NET ASSETS – 100.0%		$1,995,253

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 55

Schedules of Investments

Royce SMid-Cap Value Fund

	SHARES	VALUE
COMMON STOCKS – 87.4%

Consumer Discretionary – 9.9%
Auto Components - 0.3%
Autoliv	370	$28,634

Automobiles - 3.6%
Thor Industries	7,900	388,522

Household Durables - 2.6%
Garmin	7,700	278,432

Multiline Retail - 1.7%
Dollar Tree [1]	3,500	177,940

Specialty Retail - 1.7%
Signet Jewelers	2,720	183,410

Total (Cost $883,429)		1,056,938

Consumer Staples – 1.1%
Food Products - 1.1%
Sanderson Farms	1,700	112,914

Total (Cost $90,213)		112,914

Energy – 11.1%
Energy Equipment & Services - 10.2%
Helmerich & Payne	7,000	437,150
Pason Systems	17,800	323,606
Trican Well Service	16,000	212,684
Unit Corporation [1]	2,600	110,708

		1,084,148

Oil, Gas & Consumable Fuels - 0.9%
†HollyFrontier Corporation	2,200	94,116

Total (Cost $1,160,311)		1,178,264

Financials – 13.5%
Capital Markets - 10.0%
†Artisan Partners Asset Management [1]	2,600	129,766
Ashmore Group	51,600	269,739
Federated Investors Cl. B	7,900	216,539
Partners Group Holding	500	135,382
Sprott	39,700	105,695
Value Partners Group	384,000	206,951

		1,064,072

Diversified Financial Services - 0.5%
Leucadia National	1,950	51,129

Real Estate Management & Development - 3.0%
Jones Lang LaSalle	1,630	148,558
Kennedy-Wilson Holdings	10,500	174,720

		323,278

Total (Cost $1,512,279)		1,438,479

Health Care – 3.0%
Biotechnology - 3.0%
Myriad Genetics [1]	12,000	322,440

Total (Cost $305,909)		322,440

Industrials – 14.8%
Construction & Engineering - 3.8%
Jacobs Engineering Group [1]	7,300	402,449

Machinery - 7.8%
Kennametal	3,200	124,256
Lincoln Electric Holdings	1,900	108,813
Semperit AG Holding	7,400	265,849
Valmont Industries	1,925	275,448
Wabtec Corporation	1,000	53,430

		827,796

Marine - 0.8%
Kirby Corporation [1]	1,100	87,494

Professional Services - 2.4%
ManpowerGroup	2,000	109,600

Towers Watson & Company Cl. A	1,800	147,492

		257,092

Total (Cost $1,306,233)		1,574,831

Information Technology – 19.2%
Computers & Peripherals - 7.2%
SanDisk Corporation [1]	3,700	226,070
Western Digital	8,700	540,183

		766,253

Electronic Equipment, Instruments & Components - 1.4%
AVX Corporation	12,200	143,350

Semiconductors & Semiconductor Equipment - 9.8%
Analog Devices	6,100	274,866
†Cirrus Logic [1]	7,800	135,408
International Rectifier [1]	8,142	170,493
LSI Corporation [1]	18,800	134,232
Teradyne [1]	18,350	322,410

		1,037,409

Software - 0.8%
SimCorp	3,000	89,004

Total (Cost $1,688,887)		2,036,016

Materials – 14.8%
Chemicals - 2.6%
Westlake Chemical	2,900	279,589

Metals & Mining - 9.5%
Alamos Gold	10,000	121,137
Globe Specialty Metals	22,100	240,227
Hochschild Mining	21,300	50,312
Pan American Silver	14,700	171,108
Pretium Resources [1]	5,800	38,280
Reliance Steel & Aluminum	5,900	386,804

		1,007,868

Paper & Forest Products - 2.7%
Stella-Jones	3,025	281,992

Total (Cost $1,769,106)		1,569,449

TOTAL COMMON STOCKS
(Cost $8,716,367)		9,289,331

56 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

VALUE
REPURCHASE AGREEMENT – 12.6%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $1,338,001 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/11/13, valued at $1,366,706) (Cost $1,338,000)	$1,338,000

TOTAL INVESTMENTS – 100.0%
(Cost $10,054,367)	10,627,331

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.0)%	(2,377)

NET ASSETS – 100.0%	$10,624,954

Royce Focus Value Fund

	SHARES	VALUE
COMMON STOCKS – 91.9%

Consumer Discretionary – 13.0%
Automobiles - 1.5%
Thor Industries	3,000	$147,540

Household Durables - 2.9%
†Blyth	8,200	114,472
†iRobot Corporation [1]	4,400	174,988

		289,460

Internet & Catalog Retail - 2.6%
†NutriSystem	21,700	255,626

Leisure Equipment & Products - 2.9%
†Nautilus [1]	32,800	285,032

Specialty Retail - 3.1%
Buckle (The)	3,500	182,070
GameStop Corporation Cl. A	3,100	130,293

		312,363

Total (Cost $1,012,274)		1,290,021

Consumer Staples – 3.8%
Food Products - 3.8%
Cal-Maine Foods	2,000	93,020
Industrias Bachoco ADR	4,500	156,150
Sanderson Farms	2,000	132,840

Total (Cost $211,314)		382,010

Energy – 11.2%
Energy Equipment & Services - 3.0%
Helmerich & Payne	2,400	149,880
Trican Well Service	11,000	146,221

		296,101

Oil, Gas & Consumable Fuels - 8.2%
Africa Oil [1]	15,000	100,552
Exxon Mobil	3,500	316,225
†Lundin Petroleum [1]	3,900	77,347
†SemGroup Corporation Cl. A	6,100	328,546

		822,670

Total (Cost $978,727)		1,118,771

Financials – 20.1%
Capital Markets - 9.8%
Affiliated Managers Group [1]	600	98,364
Ashmore Group	30,000	156,825
Federated Investors Cl. B	5,000	137,050
Franklin Resources	2,500	340,050
Partners Group Holding	400	108,306
Value Partners Group	250,000	134,733

		975,328

Diversified Financial Services - 1.7%
†Sprott Resource Lending	134,100	165,760

Insurance - 6.4%
Berkshire Hathaway Cl. B [1]	3,500	391,720
†eHealth [1]	10,950	248,784

		640,504

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 57

Schedules of Investments

Royce Focus Value Fund (continued)

	SHARES	VALUE
Financials (continued)
Real Estate Management & Development - 2.2%
Kennedy-Wilson Holdings	13,400	$222,976

Total (Cost $1,442,855)		2,004,568

Health Care – 8.7%
Biotechnology - 4.4%
†Cubist Pharmaceuticals [1]	4,200	202,860
Myriad Genetics [1]	8,700	233,769

		436,629

Health Care Providers & Services - 2.9%
†Chemed Corporation	1,300	94,159
†DaVita HealthCare Partners [1]	1,600	193,280

		287,439

Pharmaceuticals - 1.4%
†Medicines Company (The) [1]	4,600	141,496

Total (Cost $897,057)		865,564

Industrials – 12.3%
Aerospace & Defense - 2.0%
†Boeing Company	1,900	194,636

Construction & Engineering - 2.2%
Jacobs Engineering Group [1]	4,000	220,520

Machinery - 3.4%
†CIRCOR International	4,500	228,870
Lincoln Electric Holdings	2,000	114,540

		343,410

Marine - 1.3%
†Kirby Corporation [1]	1,600	127,264

Professional Services - 1.6%
†Towers Watson & Company Cl. A	1,900	155,686

Road & Rail - 1.8%
Patriot Transportation Holding [1]	6,000	180,240

Total (Cost $1,097,337)		1,221,756

Information Technology – 16.0%
Computers & Peripherals - 4.0%
Apple	200	79,216
Western Digital	5,100	316,659

		395,875

Internet Software & Services - 3.5%
†Google Cl. A [1]	400	352,148

Semiconductors & Semiconductor Equipment - 3.6%
MKS Instruments	8,000	212,320
†OmniVision Technologies [1]	7,900	147,335

		359,655

Software - 4.9%
†ePlus	5,000	299,450
†MICROS Systems [1]	4,300	185,545

		484,995

Total (Cost $1,444,215)		1,592,673

Materials – 6.1%
Chemicals - 1.0%
†W.R. Grace & Co. [1]	1,200	100,848

Metals & Mining - 5.1%
Fresnillo	4,000	53,659
Randgold Resources ADR	2,100	134,505
Reliance Steel & Aluminum	3,500	229,460
†Worthington Industries	2,800	88,788

		506,412

Total (Cost $503,254)		607,260

Miscellaneous[2] – 0.7%
Total (Cost $66,000)		72,000

TOTAL COMMON STOCKS
(Cost $7,653,033)		9,154,623

FIXED INCOME – 1.3%
Government Bonds – 1.3%
ProShares UltraShort 20+ Year Treasury [1]	1,750	126,752

TOTAL FIXED INCOME
(Cost $185,658)		126,752

REPURCHASE AGREEMENT – 10.3%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $1,033,001 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/11/13, valued at $1,056,319) (Cost $1,033,000)		1,033,000

TOTAL INVESTMENTS – 103.5%
(Cost $8,871,691)		10,314,375

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.5)%		(350,122)

NET ASSETS – 100.0%		$9,964,253

58 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

Royce Partners Fund

	SHARES	VALUE
COMMON STOCKS – 93.4%

Consumer Discretionary – 6.2%
Household Durables - 2.0%
Hunter Douglas	600	$23,976
NVR [1]	25	23,050

		47,026

Media - 1.9%
Morningstar	600	46,548

Specialty Retail - 1.0%
Tiffany & Co.	333	24,256

Textiles, Apparel & Luxury Goods - 1.3%
†Geox	12,600	31,391

Total (Cost $118,730)		149,221

Energy – 4.9%
Energy Equipment & Services - 4.9%
Ensco Cl. A	700	40,684
Schlumberger	360	25,798
Tidewater	900	51,273

Total (Cost $97,788)		117,755

Financials – 25.2%
Capital Markets - 19.7%
†ASA Gold and Precious Metals	2,700	34,290
Ashmore Group	8,000	41,820
Bank of New York Mellon (The)	1,700	47,685
Coronation Fund Managers	5,300	33,644
Jupiter Fund Management	7,300	32,165
KKR & Co. L.P.	1,300	25,558
Northern Trust	560	32,424
†Schwab (Charles)	2,300	48,829
SEI Investments	1,800	51,174
†Sprott	10,000	26,624
State Street	483	31,496
Value Partners Group	84,000	45,271
WisdomTree Investments [1]	2,000	23,140

		474,120

Diversified Financial Services - 1.0%
Moody’s Corporation	406	24,738

Insurance - 3.0%
E-L Financial	120	72,454

Real Estate Management & Development - 1.5%
Jones Lang LaSalle	400	36,456

Total (Cost $510,393)		607,768

Health Care – 4.6%
Biotechnology - 1.2%
Myriad Genetics [1]	1,100	29,557

Pharmaceuticals - 3.4%
Adcock Ingram Holdings	4,400	28,932
†Sanofi ADR	1,000	51,510

		80,442

Total (Cost $112,222)		109,999

Industrials – 23.9%
Air Freight & Logistics - 1.6%
Expeditors International of Washington	1,040	39,530

Commercial Services & Supplies - 1.5%
†Heritage-Crystal Clean [1]	2,400	35,064

Construction & Engineering - 2.0%
Fluor Corporation	800	47,448

Machinery - 7.9%
Foster (L.B.) Company	800	34,536
Graco	720	45,511
†RBC Bearings [1]	700	36,365
Spirax-Sarco Engineering	770	31,469
Valmont Industries	300	42,927

		190,808

Professional Services - 6.1%
ManpowerGroup	700	38,360
Towers Watson & Company Cl. A	700	57,358
Verisk Analytics Cl. A [1]	873	52,118

		147,836

Road & Rail - 3.2%
Landstar System	800	41,200
Patriot Transportation Holding [1]	1,200	36,048

		77,248

Trading Companies & Distributors - 1.6%
†Applied Industrial Technologies	800	38,664

Total (Cost $430,844)		576,598

Information Technology – 14.4%
Computers & Peripherals - 1.0%
†Western Digital	400	24,836

Electronic Equipment, Instruments & Components - 6.2%
Amphenol Corporation Cl. A	300	23,382
Anixter International [1]	500	37,905
FARO Technologies [1]	600	20,292
IPG Photonics	550	33,401
†National Instruments	1,200	33,528

		148,508

IT Services - 3.4%
MasterCard Cl. A	95	54,578
Western Union	1,600	27,376

		81,954

Office Electronics - 2.0%
Zebra Technologies Cl. A [1]	1,100	47,784

Software - 1.8%
†SimCorp	1,500	44,502

Total (Cost $254,157)		347,584

Materials – 11.2%
Chemicals - 1.6%
Airgas	400	38,184

Containers & Packaging - 3.6%
Greif Cl. A	880	46,350
Mayr-Melnhof Karton	375	40,318

		86,668

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 59

Schedules of Investments

Royce Partners Fund (continued)

	SHARES	VALUE
Materials (continued)
Metals & Mining - 4.3%
Gold Fields ADR	3,800	$19,950
†Pan American Silver	3,200	37,248
Reliance Steel & Aluminum	700	45,892

		103,090

Paper & Forest Products - 1.7%
†Stella-Jones	440	41,017

Total (Cost $266,092)		268,959

Telecommunication Services – 2.1%
Diversified Telecommunication Services - 2.1%
†Global Telecom & Technology [1]	11,700	50,895

Total (Cost $49,802)		50,895

Miscellaneous[2] – 0.9%
Total (Cost $23,063)		21,626

TOTAL COMMON STOCKS
(Cost $1,863,091)		2,250,405

REPURCHASE AGREEMENT – 6.7%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $161,000 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/11/13, valued at $165,206) (Cost $161,000)		161,000

TOTAL INVESTMENTS – 100.1%
(Cost $2,024,091)		2,411,405

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.1)%		(3,443)

NET ASSETS – 100.0%		$2,407,962

Royce Opportunity Select Fund

	SHARES	VALUE
COMMON STOCKS – 102.6%

Consumer Discretionary – 12.7%
Diversified Consumer Services - 1.3%
†Apollo Group Cl. A [1]	4,800	$85,056

Hotels, Restaurants & Leisure - 2.0%
Orient-Express Hotels Cl. A [1]	11,000	133,760

Household Durables - 2.4%
Hovnanian Enterprises Cl. A [1]	12,000	67,320
M.D.C. Holdings	3,000	97,530

		164,850

Internet & Catalog Retail - 0.7%
Vitacost.com [1]	6,000	50,700

Specialty Retail - 2.1%
Zumiez [1]	5,000	143,750

Textiles, Apparel & Luxury Goods - 4.2%
Delta Apparel [1,3]	2,500	35,250
†Jones Group (The)	10,000	137,500
Quiksilver [1]	17,000	109,480

		282,230

Total (Cost $765,813)		860,346

Energy – 7.4%
Energy Equipment & Services - 4.0%
Hercules Offshore [1]	10,000	70,400
Key Energy Services [1]	7,000	41,650
Newpark Resources [1]	4,000	43,960
Patterson-UTI Energy	6,000	116,130

		272,140

Oil, Gas & Consumable Fuels - 3.4%
Goodrich Petroleum [1]	5,000	64,000
Scorpio Tankers	11,000	98,780
†Warren Resources [1]	25,000	63,750

		226,530

Total (Cost $444,165)		498,670

Financials – 16.7%
Commercial Banks - 8.0%
†First NBC Bank Holding Company [1]	5,000	122,000
†FirstMerit Corporation	6,200	124,186
†Independent Bank Group [1]	3,300	100,320
†Tristate Capital Holdings [1]	9,000	123,750
†Trustmark Corporation	3,000	73,740

		543,996

Insurance - 0.9%
†Old Republic International	5,000	64,350

Real Estate Investment Trusts (REITs) - 2.4%
LaSalle Hotel Properties [3]	5,000	123,500
RAIT Financial Trust	5,000	37,600

		161,100

Real Estate Management & Development - 2.2%
†Kennedy-Wilson Holdings	9,000	149,760

Thrifts & Mortgage Finance - 3.2%
BofI Holding [1]	1,900	87,058
MGIC Investment [1]	8,000	48,560

60 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Financials (continued)
Thrifts & Mortgage Finance (continued)
Radian Group [3]	7,000	$81,340

		216,958

Total (Cost $950,291)		1,136,164

Health Care – 1.3%
Health Care Equipment & Supplies - 1.3%
Accuray [1]	15,000	86,100

Total (Cost $71,651)		86,100

Industrials – 18.0%
Aerospace & Defense - 2.1%
Kratos Defense & Security Solutions [1]	22,000	142,560

Air Freight & Logistics - 1.3%
XPO Logistics [1]	5,000	90,450

Airlines - 0.9%
JetBlue Airways [1]	10,000	63,000

Building Products - 2.2%
Builders FirstSource [1]	7,000	41,860
†Quanex Building Products	6,500	109,460

		151,320

Construction & Engineering - 0.9%
Ameresco Cl. A [1,3]	6,600	59,466

Electrical Equipment - 1.2%
†II-VI [1]	5,000	81,300

Machinery - 5.3%
Commercial Vehicle Group [1,3]	10,000	74,600
Hardinge	3,500	51,730
Meritor [1]	13,000	91,650
Mueller Water Products Cl. A	20,000	138,200

		356,180

Road & Rail - 2.3%
Arkansas Best	4,300	98,685
Swift Transportation [1,3]	3,500	57,890

		156,575

Trading Companies & Distributors - 1.8%
†Air Lease Cl. A	4,500	124,155

Total (Cost $1,080,204)		1,225,006

Information Technology – 36.4%
Communications Equipment - 4.1%
†Extreme Networks [1]	28,000	96,600
†NETGEAR [1,3]	4,000	122,160
Westell Technologies Cl. A [1]	25,000	59,750

		278,510

Computers & Peripherals - 3.2%
Datalink Corporation [1]	9,000	95,760
†QLogic Corporation [1]	13,000	124,280

		220,040

Electronic Equipment, Instruments & Components - 3.3%
Audience [1]	10,000	132,100
Newport Corporation [1]	5,500	76,615
SigmaTron International [1]	3,500	14,840

		223,555

IT Services - 0.8%
†CIBER [1]	16,500	55,110

Semiconductors & Semiconductor Equipment - 22.6%
Alpha & Omega Semiconductor [1,3]	3,000	22,920
†ATMI [1]	4,200	99,330
Exar Corporation [1,3]	12,000	129,240
†Fairchild Semiconductor International [1]	6,000	82,800
FormFactor [1]	14,000	94,500
†GT Advanced Technologies [1]	20,000	83,000
Inphi Corporation [1,3]	6,000	66,000
†Intersil Corporation Cl. A	16,000	125,120
Kulicke & Soffa Industries [1]	5,000	55,300
†MagnaChip Semiconductor [1]	4,000	73,080
NeoPhotonics Corporation [1]	11,000	95,590
OmniVision Technologies [1]	4,600	85,790
Rubicon Technology [1]	12,500	100,125
Rudolph Technologies [1,3]	11,000	123,200
SunEdison [1]	14,000	114,380
SunPower Corporation [1]	2,500	51,750
TriQuint Semiconductor [1]	11,000	76,230
Ultratech [1]	1,500	55,080

		1,533,435

Software - 2.4%
Ellie Mae [1]	5,600	129,248
Smith Micro Software [1]	30,000	31,800

		161,048

Total (Cost $2,158,046)		2,471,698

Materials – 5.8%
Chemicals - 0.9%
OM Group [1]	2,000	61,840

Metals & Mining - 2.9%
†Molycorp [1]	17,000	105,400
US Silica Holdings	4,500	93,510

		198,910

Paper & Forest Products - 2.0%
Louisiana-Pacific Corporation [1]	9,000	133,110

Total (Cost $395,431)		393,860

Miscellaneous[2] – 4.3%
Total (Cost $291,018)		294,500

TOTAL COMMON STOCKS
(Cost $6,156,619)		6,966,344

REPURCHASE AGREEMENT – 3.9%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $269,000 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/11/13, valued at $275,344) (Cost $269,000)		269,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 61

Schedules of Investments

Royce Opportunity Select Fund (continued)

	SHARES	VALUE
TOTAL INVESTMENTS – 106.5%
(Cost $6,425,619)		$7,235,344

LIABILITIES LESS CASH
AND OTHER ASSETS – (6.5)%		(444,079)

NET ASSETS – 100.0%		$6,791,265

SECURITIES SOLD SHORT
COMMON STOCKS – 9.8%
Consumer Discretionary – 5.8%
Hotels, Restaurants & Leisure - 1.2%
Bravo Brio Restaurant Group	500	$8,910
Life Time Fitness	1,500	75,165

		84,075

Household Durables - 0.3%
iRobot Corporation	500	19,885

Specialty Retail - 4.3%
Lithia Motors Cl. A	1,500	79,965
Lumber Liquidators Holdings	1,900	147,953
Sonic Automotive Cl. A	1,000	21,140
Tile Shop Holdings	1,500	43,440

		292,498

Total (Proceeds $385,567)		396,458

Consumer Staples – 1.3%
Food & Staples Retailing - 1.3%
Fresh Market	1,700	84,524

Total (Proceeds $81,970)		84,524

Information Technology – 2.7%
Internet Software & Services - 1.3%
Stamps.com	2,200	86,658

Software - 1.4%
Fleetmatics Group	3,000	99,690

Total (Proceeds $146,647)		186,348

TOTAL SECURITIES SOLD SHORT
(Proceeds $614,184)		$667,330

Royce Global Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 94.3%

Australia – 0.7%
Cochlear	300	$16,931
†Imdex	65,000	36,856

Total (Cost $93,828)		53,787

Austria – 1.9%
Mayr-Melnhof Karton	900	96,765
Semperit AG Holding	1,500	53,888

Total (Cost $178,885)		150,653

Belgium – 2.0%
EVS Broadcast Equipment	800	55,544
Sipef	650	43,674
Van de Velde	1,400	61,139

Total (Cost $172,595)		160,357

Bermuda – 0.7%
Lazard Cl. A	1,760	56,584

Total (Cost $51,953)		56,584

Brazil – 2.6%
†Brasil Brokers Participacoes	20,000	58,709
Eternit	12,500	52,939
Grendene	4,000	36,319
†MAHLE Metal Leve	5,000	55,504

Total (Cost $219,666)		203,471

Canada – 6.7%
†Alaris Royalty	2,000	60,626
Canadian Energy Services & Technology	1,200	18,633
†Computer Modelling Group	1,900	41,895
E-L Financial	70	42,265
†Gluskin Sheff + Associates	1,800	33,306
Major Drilling Group International	5,500	37,444
Pan American Silver	5,700	66,348
Pason Systems	2,500	45,450
Sprott	22,500	59,903
Stella-Jones	760	70,848
Trican Well Service	4,200	55,829

Total (Cost $616,498)		532,547

Chile – 0.6%
†Inversiones La Construccion	3,000	45,940

Total (Cost $57,325)		45,940

China – 1.9%
Anta Sports Products	40,000	35,070
Daphne International Holdings	77,000	65,821
Pacific Online	110,000	48,362

Total (Cost $138,859)		149,253

62 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Cyprus – 0.7%
Globaltrans Investment GDR	4,000	$54,960

Total (Cost $54,719)		54,960

Denmark – 1.3%
H. Lundbeck	2,000	35,671
Pandora	800	27,113
SimCorp	1,300	38,568

Total (Cost $81,725)		101,352

Finland – 1.4%
†F-Secure	12,500	34,494
Nokian Renkaat	1,000	40,755
Ponsse	4,500	33,621

Total (Cost $128,843)		108,870

France – 3.4%
Alten	1,900	64,870
bioMerieux	300	29,068
Boiron	1,000	52,066
Manutan International	1,600	68,519
Societe Internationale de Plantations
d’Heveas	750	52,844

Total (Cost $280,437)		267,367

Germany – 2.5%
†Aurelius	1,500	36,043
Nemetschek	700	45,102
Pfeiffer Vacuum Technology	430	44,553
Rational	100	33,524
†RIB Software	7,000	36,583

Total (Cost $185,144)		195,805

Hong Kong – 11.3%
Arts Optical International Holdings	150,000	30,944
†Bosideng International Holdings	150,000	31,330
†Dickson Concepts (International)	105,000	58,890
†Goldlion Holdings	60,000	28,932
Le Saunda Holdings	100,000	36,746
Lung Kee (Bermuda) Holdings	110,000	42,547
Media Chinese International	160,000	58,237
Midland Holdings	170,000	63,563
New World Department Store China	75,000	37,906
Pacific Textiles Holdings	45,000	50,709
Pico Far East Holdings	170,000	58,083
Stella International Holdings	25,000	69,140
Television Broadcasts	9,500	65,836
Texwinca Holdings	72,500	67,489
Value Partners Group	120,000	64,672
VTech Holdings	3,000	45,371
Win Hanverky Holdings	276,000	27,045
Xtep International Holdings	125,000	52,217

Total (Cost $949,580)		889,657

India – 0.7%
†Graphite India	45,000	55,658

Total (Cost $64,735)		55,658

Indonesia – 0.7%
Selamat Sempurna	200,000	53,401

Total (Cost $27,572)		53,401

Italy – 1.7%
DiaSorin	1,000	39,922
†Nice	12,000	37,675
Recordati	5,200	57,702

Total (Cost $137,571)		135,299

Japan – 5.2%
Dr.Ci:Labo	12	31,881
EPS Corporation	45	50,091
FamilyMart	1,600	68,240
Hogy Medical	350	20,009
Miraial	2,500	39,222
Moshi Moshi Hotline	5,600	69,901
Santen Pharmaceutical	1,000	43,053
TOTO	2,000	20,347
USS	520	66,009

Total (Cost $348,544)		408,753

Jersey – 0.9%
Randgold Resources ADR	1,100	70,455

Total (Cost $88,315)		70,455

Malaysia – 2.0%
CB Industrial Product Holding	75,000	62,193
†Media Prima	65,000	57,604
Padini Holdings	65,000	38,883

Total (Cost $128,321)		158,680

Mexico – 1.9%
Bolsa Mexicana de Valores	21,200	52,716
†Fresnillo	5,000	67,074
Industrias Bachoco ADR	800	27,760

Total (Cost $144,306)		147,550

Netherlands – 1.1%
Beter Bed Holding	2,500	45,818
†Exact Holding	1,200	25,562
Hunter Douglas	500	19,980

Total (Cost $90,532)		91,360

Norway – 1.9%
Ekornes	4,200	67,069
†Oslo Bors VPS Holding	5,000	41,156
TGS-NOPEC Geophysical	1,500	43,585

Total (Cost $170,358)		151,810

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 63

Schedules of Investments

Royce Global Dividend Value Fund (continued)

	SHARES	VALUE
Poland – 0.4%
Warsaw Stock Exchange	3,000	$34,364

Total (Cost $44,626)		34,364

Singapore – 1.7%
ARA Asset Management	39,050	53,607
ComfortDelGro Corporation	40,000	57,909
†CSE Global	40,000	26,825

Total (Cost $119,973)		138,341

South Africa – 6.4%
Adcock Ingram Holdings	9,800	64,441
ADvTECH	51,000	36,115
†AVI	6,400	38,491
†Cashbuild	2,400	32,291
Coronation Fund Managers	9,200	58,401
†Gold Fields ADR	12,200	64,050
JSE	6,000	43,095
Lewis Group	12,500	79,666
Raubex Group	39,500	87,111

Total (Cost $556,354)		503,661

South Korea – 1.0%
GS Home Shopping	155	32,098
MegaStudy	910	49,163

Total (Cost $116,943)		81,261

Switzerland – 8.0%
Belimo Holding	15	33,460
Burckhardt Compression Holding	100	39,807
†Forbo Holding	70	44,651
†Garmin	2,200	79,552
Kaba Holding	150	56,257
LEM Holding	60	38,621
Partners Group Holding	190	51,445
Sika	23	59,561
Straumann Holding	350	52,543
Sulzer	350	55,990
VZ Holding	500	69,875
Zehnder Group	1,100	49,029

Total (Cost $569,056)		630,791

Turkey – 0.6%
Mardin Cimento Sanayii	22,500	51,330

Total (Cost $83,722)		51,330

United Arab Emirates – 0.8%
†Aramex	92,000	61,367

Total (Cost $57,210)		61,367

United Kingdom – 10.7%
Ashmore Group	10,800	56,457
†Aveva Group	1,400	47,995
Clarkson	2,100	54,330
Close Brothers Group	1,200	17,914
†Consort Medical	3,000	37,986
De La Rue	2,700	39,690
Diploma	3,500	29,837
Domino Printing Sciences	7,800	74,028
†Fidessa Group	1,800	52,783
†Homeserve	15,000	63,880
Investec	5,000	31,461
Jupiter Fund Management	15,000	66,093
†Lancashire Holdings	5,000	60,230
Latchways	1,500	27,320
Michael Page International	3,500	19,749
†Photo-Me International	50,000	66,732
Rathbone Brothers	700	16,821
RIT Capital Partners	1,000	17,643
Spirax-Sarco Engineering	950	38,824
†Victrex	1,000	23,483

Total (Cost $783,984)		843,256

United States – 10.9%
Apollo Global Management LLC Cl. A	3,200	77,120
†Cabot Corporation	1,000	37,420
†CIRCOR International	1,200	61,032
Compass Minerals International	400	33,812
Expeditors International of
Washington	2,000	76,020
FLIR Systems	1,650	44,501
†Gentex Corporation	2,300	53,015
Greif Cl. A	900	47,403
Harman International Industries	800	43,360
Invesco	1,900	60,420
†Kennametal	1,600	62,128
ManpowerGroup	600	32,880
†National Instruments	2,000	55,880
†New Mountain Finance	2,700	38,232
Tidewater	1,200	68,364
WaterFurnace Renewable Energy	3,600	70,343

Total (Cost $755,261)		861,930

TOTAL COMMON STOCKS
(Cost $7,497,440)		7,449,870

REPURCHASE AGREEMENT – 7.9%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $627,001 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/11/13, valued at $640,800) (Cost $627,000)		627,000

64 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

VALUE
TOTAL INVESTMENTS – 102.2%
(Cost $8,124,440)	$8,076,870

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.2)%	(173,639)

NET ASSETS – 100.0%	$7,903,231

Royce International Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 96.3%

Australia – 2.6%
Evolution Mining [1]	40,000	$20,851
Imdex	45,000	25,516
TFS Corporation [1]	90,000	41,978
Troy Resources	12,500	17,491

Total (Cost $235,960)		105,836

Austria – 1.5%
Semperit AG Holding	1,700	61,074

Total (Cost $61,718)		61,074

Belgium – 0.9%
EVS Broadcast Equipment	500	34,715

Total (Cost $21,744)		34,715

Bermuda – 0.7%
Northern Offshore	20,000	28,053

Total (Cost $39,962)		28,053

Brazil – 2.3%
Brasil Brokers Participacoes	17,500	51,370
Eternit	10,000	42,351

Total (Cost $109,349)		93,721

Canada – 1.6%
Major Drilling Group International	3,500	23,828
Total Energy Services	3,000	41,504

Total (Cost $71,153)		65,332

China – 0.9%
Pacific Online	80,000	35,172
Qunxing Paper Holdings [4]	41,000	529

Total (Cost $39,284)		35,701

Denmark – 0.7%
SimCorp	1,000	29,668

Total (Cost $15,920)		29,668

Finland – 1.4%
†F-Secure	9,000	24,835
Ponsse	4,500	33,622

Total (Cost $66,076)		58,457

France – 10.7%
Altamir	3,500	39,408
Audika Groupe [1]	4,000	40,455
Boiron	600	31,240
Manutan International	1,600	68,519
Neurones	4,000	46,703
Parrot [1]	1,700	47,310
Societe Internationale de Plantations
d’Heveas	700	49,321

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 65

Schedules of Investments

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE
France (continued)
Stallergenes	815	$57,232
Vetoquinol	1,500	51,057

Total (Cost $452,324)		431,245

Germany – 4.6%
Bertrandt	200	21,483
Deutsche Beteiligungs	1,000	24,081
LPKF Laser & Electronics	1,000	15,529
Mobotix	700	13,940
Nemetschek	300	19,329
†RIB Software	6,500	33,970
SMT Scharf	1,400	42,970
Takkt	1,000	15,099

Total (Cost $166,847)		186,401

Hong Kong – 9.7%
Arts Optical International Holdings	170,000	35,069
Dickson Concepts (International)	60,000	33,651
Embry Holdings	35,000	20,803
Goldlion Holdings	100,000	48,221
†I.T	75,000	26,882
Le Saunda Holdings	90,000	33,071
Lung Kee (Bermuda) Holdings	100,000	38,679
Midland Holdings	100,000	37,390
Oriental Watch Holdings	65,000	21,203
Pico Far East Holdings	100,000	34,167
Tse Sui Luen Jewellery (International)	61,000	27,999
Win Hanverky Holdings	350,000	34,296

Total (Cost $467,052)		391,431

India – 6.0%
AIA Engineering	7,500	43,037
FAG Bearings India	2,000	47,770
Graphite India	40,000	49,474
Maharashtra Seamless	13,416	46,281
†McLeod Russel India	7,000	34,149
†Solar Industries India	1,500	23,652

Total (Cost $295,414)		244,363

Indonesia – 0.9%
Selamat Sempurna	130,000	34,710

Total (Cost $21,234)		34,710

Isle of Man – 0.5%
Geodrill [1]	27,500	18,565

Total (Cost $59,209)		18,565

Italy – 2.9%
Geox	9,000	22,422
Interpump Group	2,500	22,291
Nice	10,000	31,396
Piquadro	22,500	40,709

Total (Cost $151,426)		116,818

Japan – 8.3%
Asahi Company	3,000	44,102
BML	1,500	38,052
C. Uyemura & Co.	1,200	49,546
EPS Corporation	46	51,204
Gurunavi	1,200	12,111
Hogy Medical	300	17,151
Mandom Corporation	740	24,622
Milbon	750	26,467
Miraial	1,500	23,533
Moshi Moshi Hotline	1,700	21,220
Nihon M&A Center	500	27,878

Total (Cost $324,875)		335,886

Malaysia – 4.4%
CB Industrial Product Holding	75,000	62,193
Coastal Contracts	55,000	37,601
Kossan Rubber Industries	20,000	31,587
Padini Holdings	75,000	44,865

Total (Cost $140,979)		176,246

Mexico – 0.5%
Medica Sur Ser. B	8,500	20,336

Total (Cost $15,744)		20,336

Netherlands – 1.8%
Beter Bed Holding	3,200	58,647
†Exact Holding	700	14,911

Total (Cost $74,243)		73,558

Norway – 2.9%
Ekornes	3,500	55,891
†MultiClient Geophysical [1]	30,000	16,545
†Spectrum	5,500	43,823

Total (Cost $124,493)		116,259

Poland – 2.3%
Elektrobudowa	1,200	51,500
Warsaw Stock Exchange	3,500	40,091

Total (Cost $101,350)		91,591

Singapore – 1.1%
CSE Global	25,000	16,765
Hour Glass (The)	20,000	27,535

Total (Cost $47,343)		44,300

South Africa – 4.2%
†Cashbuild	1,500	20,182
†Holdsport	2,800	12,404
†Lewis Group	7,500	47,799

66 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
South Africa (continued)
Merafe Resources [1]	300,000	$21,548
†MiX Telematics	70,000	24,785
Raubex Group	20,000	44,107

Total (Cost $223,734)		170,825

South Korea – 2.4%
GS Home Shopping	90	18,638
Handsome Co.	1,200	30,524
MegaStudy	900	48,623

Total (Cost $102,062)		97,785

Spain – 0.6%
Clinica Baviera	3,500	25,011

Total (Cost $32,443)		25,011

Sri Lanka – 0.5%
Distilleries Company of Sri Lanka	12,500	18,501

Total (Cost $13,750)		18,501

Sweden – 0.5%
Bjoern Borg	5,000	21,995

Total (Cost $39,378)		21,995

Switzerland – 4.1%
Calida Holding	1,500	36,843
Inficon Holding	65	19,285
LEM Holding	40	25,748
VZ Holding	300	41,925
Zehnder Group	900	40,114

Total (Cost $149,732)		163,915

Taiwan – 1.5%
Makalot Industrial	12,500	59,641

Total (Cost $36,417)		59,641

Turkey – 0.8%
Mardin Cimento Sanayii	15,000	34,220

Total (Cost $53,878)		34,220

United Arab Emirates – 0.9%
Aramex	52,000	34,686

Total (Cost $25,530)		34,686

United Kingdom – 9.6%
Clarkson	2,000	51,743
Clinigen Group	7,500	34,221
†Consort Medical	3,300	41,784
Diploma	2,500	21,312
†E2V Technologies	15,200	27,453
Immunodiagnostic Systems Holdings	6,000	41,522
Latchways	3,500	63,747
†Luxfer Holdings ADR	1,500	23,775
†Photo-Me International	22,000	29,362
†Sepura	18,000	33,537
†Veripos	7,000	21,204

Total (Cost $336,920)		389,660

United States – 2.0%
Century Casinos [1]	12,000	41,520
WaterFurnace Renewable Energy	2,000	39,080

Total (Cost $82,721)		80,600

TOTAL COMMON STOCKS
(Cost $4,200,264)		3,891,105

REPURCHASE AGREEMENT – 3.4%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $137,000 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/11/13, valued at $140,175) (Cost $137,000)		137,000

TOTAL INVESTMENTS – 99.7%
(Cost $4,337,264)		4,028,105

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.3%		12,598

NET ASSETS – 100.0%		$4,040,703

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 67

Schedules of Investments

Royce International Premier Fund

	SHARES	VALUE
COMMON STOCKS – 99.3%

Austria – 5.3%
Mayr-Melnhof Karton	1,850	$198,905
Semperit AG Holding	4,700	168,850

Total (Cost $410,931)		367,755

Belgium – 2.0%
EVS Broadcast Equipment	2,000	138,860

Total (Cost $118,028)		138,860

Bermuda – 2.4%
†Signet Jewelers	2,500	168,575

Total (Cost $172,979)		168,575

Brazil – 0.9%
†Totvs	4,000	62,724

Total (Cost $68,843)		62,724

China – 2.9%
Daphne International Holdings	240,000	205,156

Total (Cost $255,045)		205,156

Finland – 2.0%
Nokian Renkaat	3,500	142,641

Total (Cost $148,959)		142,641

France – 8.8%
bioMerieux	1,400	135,652
Stallergenes	2,895	203,299
Vetoquinol	4,405	149,938
Virbac	600	124,177

Total (Cost $545,554)		613,066

Germany – 7.1%
Carl Zeiss Meditec	4,000	132,768
Fielmann	900	94,070
Fuchs Petrolub	1,400	95,052
KWS Saat	300	108,538
Rational	200	67,048

Total (Cost $376,873)		497,476

Hong Kong – 4.7%
Media Chinese International	400,000	145,592
Stella International Holdings	65,000	179,763

Total (Cost $334,321)		325,355

Italy – 4.7%
DiaSorin	4,100	163,679
Recordati	14,700	163,119

Total (Cost $262,951)		326,798

Japan – 10.8%
FamilyMart	4,000	170,599
Kakaku.com	2,500	76,250
M3	50	112,321
MISUMI Group	4,500	123,730
Santen Pharmaceutical	4,000	172,212
USS	800	101,553

Total (Cost $617,492)		756,665

Malaysia – 2.3%
Media Prima	185,000	163,950

Total (Cost $135,652)		163,950

Norway – 2.1%
Ekornes	9,000	143,719

Total (Cost $173,376)		143,719

South Africa – 2.7%
Lewis Group	30,000	191,198

Total (Cost $244,649)		191,198

South Korea – 3.8%
Green Cross	1,155	123,889
MegaStudy	2,600	140,467

Total (Cost $377,262)		264,356

Switzerland – 17.3%
Belimo Holding	60	133,842
Burckhardt Compression Holding	300	119,422
†Forbo Holding	270	172,225
Geberit	300	74,416
Kaba Holding	500	187,523
LEM Holding	200	128,738
Partners Group Holding	400	108,306
Straumann Holding	1,050	157,631
VZ Holding	900	125,774

Total (Cost $1,040,847)		1,207,877

United Kingdom – 19.5%
Abcam	17,500	120,706
Ashmore Group	32,500	169,894
Aveva Group	3,000	102,847
†Consort Medical	11,000	139,281
Domino Printing Sciences	18,500	175,579
†Lancashire Holdings	8,000	96,367
†Latchways	8,500	154,814
Oxford Instruments	5,000	91,941
Rotork	3,000	121,828
Spirax-Sarco Engineering	2,407	98,369
Victrex	4,000	93,934

Total (Cost $1,273,695)		1,365,560

68 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

VALUE
TOTAL COMMON STOCKS
(Cost $6,557,457)	$6,941,731

TOTAL INVESTMENTS – 99.3%
(Cost $6,557,457)	6,941,731

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.7%	48,511

NET ASSETS – 100.0%	$6,990,242

Royce Special Equity Multi-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 96.4%

Consumer Discretionary – 24.0%
Distributors - 3.4%
Genuine Parts	69,075	$5,392,685

Media - 1.6%
Scripps Networks Interactive Cl. A	37,900	2,530,204

Multiline Retail - 4.3%
Nordstrom	116,000	6,953,040

Specialty Retail - 14.7%
Bed Bath & Beyond [1]	114,500	8,118,050
Gap (The)	190,600	7,953,738
Staples	461,000	7,311,460

		23,383,248

Total (Cost $30,945,708)		38,259,177

Consumer Staples – 1.7%
Food & Staples Retailing - 1.2%
Walgreen Company	45,000	1,989,000

Food Products - 0.5%
Hormel Foods	20,500	790,890

Total (Cost $2,105,092)		2,779,890

Energy – 4.3%
Oil, Gas & Consumable Fuels - 4.3%
Occidental Petroleum	76,750	6,848,403

Total (Cost $6,706,836)		6,848,403

Financials – 0.8%
Capital Markets - 0.8%
†Franklin Resources	9,500	1,292,190

Total (Cost $1,307,336)		1,292,190

Health Care – 14.7%
Health Care Equipment & Supplies - 9.1%
C.R. Bard	45,000	4,890,600
Medtronic	80,000	4,117,600
Stryker Corporation	84,500	5,465,460

		14,473,660

Health Care Providers & Services - 3.7%
Quest Diagnostics	97,500	5,911,425

Pharmaceuticals - 1.9%
Johnson & Johnson	35,000	3,005,100

Total (Cost $20,052,390)		23,390,185

Industrials – 23.8%
Aerospace & Defense - 3.2%
Raytheon Company	77,000	5,091,240

Electrical Equipment - 4.8%
Emerson Electric	139,000	7,581,060

Industrial Conglomerates - 2.7%
3M	39,150	4,281,052

Machinery - 13.1%
Cummins	36,350	3,942,521
Dover Corporation	82,800	6,430,248

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 69

Schedules of Investments	June 30, 2013 (unaudited)

Royce Special Equity Multi-Cap Fund (continued)

	SHARES	VALUE
Industrials (continued)
Machinery (continued)
Illinois Tool Works	66,675	$4,611,910
Parker Hannifin	61,500	5,867,100

		20,851,779

Total (Cost $32,954,825)		37,805,131

Information Technology – 27.1%
Communications Equipment - 4.3%
Cisco Systems	280,000	6,806,800

Electronic Equipment, Instruments & Components - 7.4%
Avnet [1]	122,400	4,112,640
Molex Cl. A	311,000	7,731,460

		11,844,100

Semiconductors & Semiconductor Equipment - 10.9%
Analog Devices	119,050	5,364,393
Intel Corporation	249,000	6,030,780
KLA-Tencor	106,500	5,935,245

		17,330,418

Software - 4.5%
Microsoft Corporation	207,000	7,147,710

Total (Cost $38,368,423)		43,129,028

TOTAL COMMON STOCKS
(Cost $132,440,610)		153,504,004

		VALUE
REPURCHASE AGREEMENT – 4.2%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $6,610,006 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/11/13, valued at $6,743,419) (Cost $6,610,000)		$6,610,000

TOTAL INVESTMENTS – 100.6%
(Cost $139,050,610)		160,114,004

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.6)%		(934,833)

NET ASSETS – 100.0%		$159,179,171

†	New additions in 2013.
[1]	Non-income producing.
[2]	Includes securities first acquired in 2013 and less than 1% of net assets.
[3]	All or a portion of these securities have been segregated as collateral for short sales.
[4]
A security for which market quotations are not readily available represents 0.0% of net assets for Royce International Micro-Cap Fund. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2013, market value.

70 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	June 30, 2013 (unaudited)

	Royce	Royce Micro-Cap	Royce	Royce
	Select	Discovery	Financial	Select
	Fund I	Fund	Services Fund	Fund II
ASSETS:
Investments at value	$40,905,950	$4,971,433	$23,103,015	$3,949,241
Repurchase agreements (at cost and value)	2,801,000	170,000	5,045,000	628,000
Cash and foreign currency	625	594	83	2,131
Receivable for investments sold	486,980	–	–	–
Receivable for capital shares sold	50	21,699	384,433	50
Receivable for dividends and interest	11,049	2,646	20,884	2,313
Prepaid expenses and other assets	372	24	81	–

Total Assets	44,206,026	5,166,396	28,553,496	4,581,735

LIABILITIES:
Securities sold short, at fair value	–	–	–	144,704
Payable for investments purchased	557,692	–	926,506	–
Payable for capital shares redeemed	–	–	76,633	–
Payable for investment advisory fees	36,445	–	13,150	–
Payable to brokers for securities sold short	–	–	–	45,805
Accrued expenses	16,703	15,311	20,511	–

Total Liabilities	610,840	15,311	1,036,800	190,509

Net Assets	$43,595,186	$5,151,085	$27,516,696	$4,391,226

ANALYSIS OF NET ASSETS:
Paid-in capital	$32,843,453	$4,832,541	$23,264,580	$3,873,233
Undistributed net investment income (loss)	(86,899)	(15,580)	164,289	28,038
Accumulated net realized gain (loss) on investments and foreign currency	3,566,542	(186,883)	(952,196)	220,926
Net unrealized appreciation (depreciation) on investments and foreign currency	7,272,090	521,007	5,040,023	269,029

Net Assets	$43,595,186	$5,151,085	$27,516,696	$4,391,226

Investment Class	$43,595,186			$4,391,226
Service Class		$5,151,085	$27,516,696

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,347,885			386,439
Service Class		876,924	3,386,730

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$18.57			$11.36
Service Class[2]		$5.87	$8.12

Investments at identified cost	$33,633,938	$4,450,427	$18,062,860	$3,694,217
Proceeds of short sales	–	–	–	158,711
Aggregate value of segregated securities	–	–	–	854,400

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee for Royce Select Fund I, or a 2% redemption fee for Royce Select Fund II, payable to the Fund. From January 1-17, 2013, shares held less than 365 days may have been subject to a 2% redemption fee, payable to the Fund. From January 18 - April 30, 2013, shares held less than 180 days may have been subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 71

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Global Select	European Smaller-	Enterprise Select	SMid-Cap
	Long/Short Fund	Companies Fund	Fund	Value Fund
ASSETS:
Investments at value	$12,458,609	$17,838,664	$1,508,155	$9,289,331
Repurchase agreements (at cost and value)	315,000	257,000	516,000	1,338,000
Cash and foreign currency	15,567	127,988	1,347	4,606
Receivable for investments sold	98,144	472,563	–	–
Receivable for capital shares sold	50	6,750	–	7,297
Receivable for dividends and interest	32,067	52,296	866	13,255
Prepaid expenses and other assets	–	61	8	63

Total Assets	12,919,437	18,755,322	2,026,376	10,652,552

LIABILITIES:
Securities sold short, at fair value	2,174,493	–	–	–
Payable for investments purchased	–	105,519	23,795	–
Payable for capital shares redeemed	–	54,025	–	9,220
Payable for dividends and interest	7,364	–	–	–
Payable for investment advisory fees	–	8,975	–	–
Payable to brokers for securities sold short	101,857	–	–	–
Accrued expenses	–	18,004	7,328	18,378

Total Liabilities	2,283,714	186,523	31,123	27,598

Net Assets	$10,635,723	$18,568,799	$1,995,253	$10,624,954

ANALYSIS OF NET ASSETS:
Paid-in capital	$12,609,142	$20,243,843	$1,734,420	$15,795,126
Undistributed net investment income (loss)	248,585	110,791	(1,617)	7,672
Accumulated net realized gain (loss) on investments and foreign currency	(1,000,253)	(2,053,163)	125,327	(5,750,591)
Net unrealized appreciation (depreciation) on investments and foreign currency	(1,221,751)	267,328	137,123	572,747

Net Assets	$10,635,723	$18,568,799	$1,995,253	$10,624,954

Investment Class	$10,635,723		$1,995,253
Service Class		$18,568,799		$10,624,954

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	687,231		172,808
Service Class		1,749,701		869,282

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$15.48		$11.55
Service Class[2]		$10.61		$12.22

Investments at identified cost	$13,421,915	$17,567,905	$1,371,032	$8,716,367
Proceeds of short sales	1,916,909	–	–	–
Aggregate value of segregated securities	9,601,405	–	–	–

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee for Royce Global Select Long/Short Fund, or a 1% redemption fee for Royce Enterprise Select Fund, payable to the Fund. From January 1-17, 2013, shares held less than 365 days may have been subject to a 2% redemption fee, payable to the Fund. From January 18 - April 30, 2013, shares held less than 180 days may have been subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee (Royce European Smaller-Companies Fund), or a 1% redemption fee (Royce SMid-Cap Value Fund), payable to the Fund.

72 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	Royce	Royce	Royce	Royce
	Focus Value	Partners	Opportunity	Global Dividend
	Fund	Fund	Select Fund	Value Fund
ASSETS:
Investments at value	$9,281,375	$2,250,405	$6,966,344	$7,449,870
Repurchase agreements (at cost and value)	1,033,000	161,000	269,000	627,000
Deposits with brokers for securities sold short	–	–	407,223	–
Cash and foreign currency	484	367	159	10,626
Receivable for investments sold	198,734	–	176,869	–
Receivable for capital shares sold	1,434	37	–	–
Receivable for dividends and interest	7,099	3,334	1,958	12,350
Prepaid expenses and other assets	47	11	–	46

Total Assets	10,522,173	2,415,154	7,821,553	8,099,892

LIABILITIES:
Securities sold short, at fair value	–	–	667,330	–
Payable for investments purchased	543,296	–	354,207	187,941
Payable for capital shares redeemed	40	–	–	–
Payable for dividends and interest	–	–	25	–
Payable for investment advisory fees	2,230	–	2,366	–
Accrued expenses	12,354	7,192	6,360	8,720

Total Liabilities	557,920	7,192	1,030,288	196,661

Net Assets	$9,964,253	$2,407,962	$6,791,265	$7,903,231

ANALYSIS OF NET ASSETS:
Paid-in capital	$8,655,144	$1,888,044	$5,706,204	$8,034,864
Undistributed net investment income (loss)	(58,695)	13,870	(20,681)	35,850
Accumulated net realized gain (loss) on investments and foreign currency	(74,852)	118,746	349,163	(120,053)
Net unrealized appreciation (depreciation) on investments and foreign currency	1,442,656	387,302	756,579	(47,430)

Net Assets	$9,964,253	$2,407,962	$6,791,265	$7,903,231

Investment Class			$6,791,265
Service Class	$9,964,253	$2,407,962		$7,903,231

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class			449,700
Service Class	647,622	178,358		772,136

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]			$15.10
Service Class[2]	$15.39	$13.50		$10.24

Investments at identified cost	$7,838,691	$1,863,091	$6,156,619	$7,497,440
Proceeds of short sales	–	–	614,184	–
Aggregate value of segregated securities	–	–	765,191	–

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund. From January 1-17, 2013, shares held less than 365 days may have been subject to a 2% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce Global Dividend Value Fund), payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 73

Statements of Assets and Liabilities	June 30, 2013 (unaudited)

	Royce	Royce	Royce
	International	International	Special Equity
	Micro-Cap Fund	Premier Fund	Multi-Cap Fund
ASSETS:
Investments at value	$3,891,105	$6,941,731	$153,504,004
Repurchase agreements (at cost and value)	137,000	–	6,610,000
Cash and foreign currency	5,114	49,183	238
Receivable for investments sold	20,035	43,099	1,024,528
Receivable for capital shares sold	12,714	–	69,566
Receivable for dividends and interest	3,969	14,281	287,452
Prepaid expenses and other assets	22	25	830

Total Assets	4,069,959	7,048,319	161,496,618

LIABILITIES:
Payable for investments purchased	16,837	45,657	2,188,363
Payable for capital shares redeemed	–	–	646
Payable for investment advisory fees	–	604	121,567
Accrued expenses	12,419	11,816	6,871

Total Liabilities	29,256	58,077	2,317,447

Net Assets	$4,040,703	$6,990,242	$159,179,171

ANALYSIS OF NET ASSETS:
Paid-in capital	$5,321,897	$6,915,047	$133,570,913
Undistributed net investment income (loss)	24,085	33,797	641,961
Accumulated net realized gain (loss) on investments and foreign currency	(995,918)	(342,845)	3,902,903
Net unrealized appreciation (depreciation) on investments and foreign currency	(309,361)	384,243	21,063,394

Net Assets	$4,040,703	$6,990,242	$159,179,171

Investment Class			$50,209,188
Service Class	$4,040,703	$6,990,242	63,074,022
Institutional Class			45,895,961

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class			3,656,067
Service Class	471,343	667,742	4,583,251
Institutional Class			3,340,489

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]			$13.73
Service Class[2]	$8.57	$10.47	13.76
Institutional Class[3]			13.74

Investments at identified cost	$4,200,264	$6,557,457	$132,440,610

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee, or a 1% redemption fee (Royce Special Equity Multi-Cap Fund), payable to the Fund.
[3]	Offering and redemption price per share.

74 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

			Royce Micro-Cap
	Royce Select Fund I		Discovery Fund		Royce Financial Services Fund

	Six months ended		Six months ended		Six months ended
	6/30/13	Year ended	6/30/13	Year ended	6/30/13	Year ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$(93,214)	$829,042	$(15,580)	$34,721	$100,858	$241,534
Net realized gain (loss) on investments and foreign currency	3,566,873	3,357,629	241,141	583	(141,324)	705,504
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(194,739)	2,098,657	337,078	125,030	3,460,537	1,868,205

Net increase (decrease) in net assets from investment operations	3,278,920	6,285,328	562,639	160,334	3,420,071	2,815,243

DISTRIBUTIONS:
Net investment income
Investment Class	–	(805,821)
Service Class			–	(40,240)	–	(153,360)
Net realized gain on investments and foreign currency
Investment Class	–	(4,035,586)
Service Class			–	–	–	–

Total distributions	–	(4,841,407)	–	(40,240)	–	(153,360)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(9,540,880)	1,066,334
Service Class			120,132	727,013	7,203,245	127,677
Shareholder redemption fees
Investment Class	1,025	635
Service Class			88	357	4,993	3,274

Net increase (decrease) in net assets from capital share transactions	(9,539,855)	1,066,969	120,220	727,370	7,208,238	130,951

NET INCREASE (DECREASE) IN NET ASSETS	(6,260,935)	2,510,890	682,859	847,464	10,628,309	2,792,834
NET ASSETS:
Beginning of period	49,856,121	47,345,231	4,468,226	3,620,762	16,888,387	14,095,553

End of period	$43,595,186	$49,856,121	$5,151,085	$4,468,226	$27,516,696	$16,888,387

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(86,899)	$6,316	$(15,580)	$–	$164,289	$63,430

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 75

Statements of Changes in Net Assets

			Royce Global Select		Royce European Smaller-
	Royce Select Fund II		Long/Short Fund		Companies Fund

	Six months ended		Six months ended		Six months ended
	6/30/13	Year ended	6/30/13	Year ended	6/30/13	Year ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12

INVESTMENT OPERATIONS:
Net investment income (loss)	$29,459	$66,556	$248,585	$581,341	$179,434	$201,539
Net realized gain (loss) on investments and foreign currency	210,614	134,060	321,664	(977,654)	517,211	(220,323)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(30,295)	277,321	(1,915,664)	3,298,845	(389,746)	3,337,255

Net increase (decrease) in net assets from investment operations	209,778	477,937	(1,345,415)	2,902,532	306,899	3,318,471

DISTRIBUTIONS:
Net investment income
Investment Class	–	(55,366)	–	(610,348)
Service Class					–	(225,920)
Net realized gain on investments and foreign currency
Investment Class	–	(160,636)	–	–
Service Class					–	–

Total distributions	–	(216,002)	–	(610,348)	–	(225,920)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	561,356	(61,887)	(8,978,443)	(3,844,018)
Service Class					2,398,001	(3,163,201)
Shareholder redemption fees
Investment Class	34	–	596	4,038
Service Class					9,695	6,989

Net increase (decrease) in net assets from capital share transactions	561,390	(61,887)	(8,977,847)	(3,839,980)	2,407,696	(3,156,212)

NET INCREASE (DECREASE) IN NET ASSETS	771,168	200,048	(10,323,262)	(1,547,796)	2,714,595	(63,661)
NET ASSETS:
Beginning of period	3,620,058	3,420,010	20,958,985	22,506,781	15,854,204	15,917,865

End of period	$4,391,226	$3,620,058	$10,635,723	$20,958,985	$18,568,799	$15,854,204

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$28,038	$(1,421)	$248,585	$–	$110,791	$(68,643)

76 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Enterprise Select Fund		Royce SMid-Cap Value Fund		Royce Focus Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/13	Year ended	6/30/13	Year ended	6/30/13	Year ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12

INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,684)	$2,143	$7,672	$(3,245)	$9,196	$31,675
Net realized gain (loss) on investments and foreign currency	122,655	127,475	194,388	(206,122)	93,757	(105,119)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	26,855	46,734	335,357	1,627,478	268,492	871,968

Net increase (decrease) in net assets from investment operations	145,826	176,352	537,417	1,418,111	371,445	798,524

DISTRIBUTIONS:
Net investment income
Investment Class	–	(80)
Service Class			–	–	–	(155,697)
Net realized gain on investments and foreign currency
Investment Class	–	(119,739)
Service Class			–	–	–	(1,950)

Total distributions	–	(119,819)	–	–	–	(157,647)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	550,704	119,229
Service Class			(1,053,269)	(613,301)	717,865	(494,067)
Shareholder redemption fees
Service Class			365	8,222	–	664

Net increase (decrease) in net assets from capital share transactions	550,704	119,229	(1,052,904)	(605,079)	717,865	(493,403)

NET INCREASE (DECREASE) IN NET ASSETS	696,530	175,762	(515,487)	813,032	1,089,310	147,474
NET ASSETS:
Beginning of period	1,298,723	1,122,961	11,140,441	10,327,409	8,874,943	8,727,469

End of period	$1,995,253	$1,298,723	$10,624,954	$11,140,441	$9,964,253	$8,874,943

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(1,617)	$2,068	$7,672	$–	$(58,695)	$(67,891)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 77

Statements of Changes in Net Assets

					Royce Global Dividend
	Royce Partners Fund		Royce Opportunity Select Fund		Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/13	Year ended	6/30/13	Year ended	6/30/13	Year ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12

INVESTMENT OPERATIONS:
Net investment income (loss)	$8,378	$6,241	$(19,091)	$16,146	$83,741	$110,305
Net realized gain (loss) on investments and foreign currency	123,001	70,836	341,985	219,405	6,960	(71,639)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	122,715	274,404	350,677	522,838	9,348	1,214,840

Net increase (decrease) in net assets from investment operations	254,094	351,481	673,571	758,389	100,049	1,253,506

DISTRIBUTIONS:
Net investment income
Investment Class			–	(27,185)
Service Class	–	(632)			(45,677)	(109,924)
Net realized gain on investments and foreign currency
Investment Class			–	(205,395)
Service Class	–	(76,810)			–	–

Total distributions	–	(77,442)	–	(232,580)	(45,677)	(109,924)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class			2,916,590	570,739
Service Class	70,601	126,723			1,135,742	(571,143)
Shareholder redemption fees
Investment Class			2,701	–
Service Class	218	31			4,949	1,040

Net increase (decrease) in net assets from capital share transactions	70,819	126,754	2,919,291	570,739	1,140,691	(570,103)

NET INCREASE (DECREASE) IN NET ASSETS	324,913	400,793	3,592,862	1,096,548	1,195,063	573,479
NET ASSETS:
Beginning of period	2,083,049	1,682,256	3,198,403	2,101,855	6,708,168	6,134,689

End of period	$2,407,962	$2,083,049	$6,791,265	$3,198,403	$7,903,231	$6,708,168

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$13,870	$5,492	$(20,681)	$(1,590)	$35,850	$(2,214)

78 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce International		Royce International		Royce Special Equity
	Micro-Cap Fund		Premier Fund		Multi-Cap Fund

	Six months ended		Six months ended		Six months ended
	6/30/13	Year ended	6/30/13	Year ended	6/30/13	Year ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12

INVESTMENT OPERATIONS:
Net investment income (loss)	$37,255	$68,271	$57,179	$49,640	$624,351	$1,123,620
Net realized gain (loss) on investments and foreign currency	(43,220)	(138,773)	159,665	(382,792)	2,935,665	1,858,816
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(7,937)	572,117	73,979	1,268,471	17,524,393	2,863,481

Net increase (decrease) in net assets from investment operations	(13,902)	501,615	290,823	935,319	21,084,409	5,845,917

DISTRIBUTIONS:
Net investment income
Investment Class					–	(375,548)
Service Class	–	(79,547)	–	(76,745)	–	(329,533)
Institutional Class					–	(400,930)
Net realized gain on investments and foreign currency
Investment Class					–	(280,238)
Service Class	–	–	–	–	–	(388,479)
Institutional Class					–	(273,181)

Total distributions	–	(79,547)	–	(76,745)	–	(2,047,909)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class					8,909,844	34,833,917
Service Class	(551,972)	608,323	253,966	1,495,086	11,586,974	2,291,212
Institutional Class					8,625,101	31,218,929
Shareholder redemption fees
Investment Class					558	2,238
Service Class	3,132	1,344	1,540	462	2,446	14,274

Net increase (decrease) in net assets from capital share transactions	(548,840)	609,667	255,506	1,495,548	29,124,923	68,360,570

NET INCREASE (DECREASE) IN NET ASSETS	(562,742)	1,031,735	546,329	2,354,122	50,209,332	72,158,578
NET ASSETS:
Beginning of period	4,603,445	3,571,710	6,443,913	4,089,791	108,969,839	36,811,261

End of period	$4,040,703	$4,603,445	$6,990,242	$6,443,913	$159,179,171	$108,969,839

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$24,085	$(13,170)	$33,797	$(23,382)	$641,961	$17,610

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 79

Statements of Operations	Six Months Ended June 30, 2013 (unaudited)

	Royce	Royce Micro-Cap	Royce	Royce	Royce
	Select	Discovery	Financial	Select	Global Select
	Fund I	Fund	Services Fund	Fund II	Long/Short Fund
INVESTMENT INCOME:
Income:
Dividends	$191,661	$21,079	$273,787	$32,678	$323,268
Foreign withholding tax	(10,476)	(271)	(7,804)	(2,171)	(35,859)
Interest	625	41	287	69	593

Total income	181,810	20,849	266,270	30,576	288,002

Expenses:
Investment advisory fees	236,846	24,449	111,015	–	–
Distribution fees	–	6,112	27,754	–	–
Audit	7,339	6,993	6,996	–	–
Custody	7,267	3,944	10,746	–	–
Shareholder servicing	6,620	7,480	15,304	–	–
Shareholder reports	6,601	3,032	14,862	–	–
Registration	5,664	7,801	9,036	–	–
Administrative and office facilities	2,814	245	981	–	–
Trustees’ fees	855	71	278	–	–
Legal	275	23	92	–	–
Dividends on securities sold short	–	–	–	391	28,375
Interest expense	–	–	–	726	11,042
Other expenses	752	335	469	–	–

Total expenses	275,033	60,485	197,533	1,117	39,417
Compensating balance credits	(9)	(10)	(25)	–	–
Fees waived by investment adviser and distributor	–	(24,046)	(32,096)	–	–
Expenses reimbursed by investment adviser	–	–	–	–	–

Net expenses	275,024	36,429	165,412	1,117	39,417

Net investment income (loss)	(93,214)	(15,580)	100,858	29,459	248,585

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	3,565,945	241,141	(139,574)	212,262	332,617
Foreign currency transactions	928	–	(1,750)	(1,648)	(10,953)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(194,923)	337,078	3,460,674	(30,294)	(1,916,221)
Other assets and liabilities denominated in foreign currency	184	–	(137)	(1)	557

Net realized and unrealized gain (loss) on investments and foreign currency	3,372,134	578,219	3,319,213	180,319	(1,594,000)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$3,278,920	$562,639	$3,420,071	$209,778	$(1,345,415)

80 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2013 (unaudited)

	Royce	Royce	Royce	Royce	Royce
	European Smaller-	Enterprise Select	SMid-Cap	Focus Value	Partners
	Companies Fund	Fund	Value Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends	$383,834	$5,610	$86,940	$73,953	$25,394
Foreign withholding tax	(48,607)	(10)	(4,288)	(1,879)	(1,447)
Interest	117	45	159	41	24

Total income	335,344	5,645	82,811	72,115	23,971

Expenses:
Investment advisory fees	115,318	7,524	55,659	46,606	11,550
Distribution fees	23,064	–	13,915	11,652	2,888
Audit	6,996	7,317	6,995	7,372	7,320
Custody	14,799	4,401	9,073	8,762	8,771
Shareholder servicing	16,026	2,990	8,753	7,187	5,740
Shareholder reports	10,502	99	7,971	2,478	1,182
Registration	9,312	3,483	9,089	7,367	3,875
Administrative and office facilities	944	72	643	517	116
Trustees’ fees	277	22	191	155	33
Legal	89	7	60	49	10
Other expenses	492	277	427	404	317

Total expenses	197,819	26,192	112,776	92,549	41,802
Compensating balance credits	(23)	–	(11)	(6)	(31)
Fees waived by investment adviser and distributor	(41,886)	(7,524)	(37,626)	(29,624)	(11,550)
Expenses reimbursed by investment adviser	–	(9,339)	–	–	(14,628)

Net expenses	155,910	9,329	75,139	62,919	15,593

Net investment income (loss)	179,434	(3,684)	7,672	9,196	8,378

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	521,083	122,656	194,299	93,017	123,400
Foreign currency transactions	(3,872)	(1)	89	740	(399)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(386,714)	26,853	335,449	268,494	122,727
Other assets and liabilities denominated in foreign currency	(3,032)	2	(92)	(2)	(12)

Net realized and unrealized gain (loss) on investments and foreign currency	127,465	149,510	529,745	362,249	245,716

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$306,899	$145,826	$537,417	$371,445	$254,094

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 81

Statements of Operations	Six Months Ended June 30, 2013 (unaudited)

	Royce	Royce	Royce	Royce	Royce
	Opportunity	Global Dividend	International	International	Special Equity
	Select Fund	Value Fund	Micro-Cap Fund	Premier Fund	Multi-Cap Fund
INVESTMENT INCOME:
Income:
Dividends	$11,147	$163,986	$83,636	$130,019	$1,426,186
Foreign withholding tax	–	(15,223)	(7,820)	(14,378)	–
Interest	28	54	28	43	1,054

Total income	11,175	148,817	75,844	115,684	1,427,240

Expenses:
Investment advisory fees	23,769	48,133	29,684	43,273	666,978
Distribution fees	–	9,627	5,708	8,655	62,905
Audit	7,293	6,994	8,783	7,398	14,192
Custody	5,593	13,886	15,297	13,727	11,106
Shareholder servicing	3,056	8,096	6,867	7,196	42,907
Shareholder reports	201	5,467	2,060	2,545	29,755
Registration	3,028	9,650	10,043	9,657	22,263
Administrative and office facilities	170	391	250	296	5,380
Trustees’ fees	46	114	73	79	1,400
Legal	15	37	24	28	492
Dividends on securities sold short	405	–	–	–	–
Interest expense	387	–	–	–	–
Other expenses	1,350	367	345	379	1,607

Total expenses	45,313	102,762	79,134	93,233	858,985
Compensating balance credits	(1)	(19)	(10)	(4)	(25)
Fees waived by investment adviser and distributor	(15,046)	(37,667)	(29,912)	(34,724)	(10,003)
Expenses reimbursed by investment adviser	–	–	(10,623)	–	(46,068)

Net expenses	30,266	65,076	38,589	58,505	802,889

Net investment income (loss)	(19,091)	83,741	37,255	57,179	624,351

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	341,985	8,795	(41,952)	160,276	2,935,665
Foreign currency transactions	–	(1,835)	(1,268)	(611)	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	350,677	9,432	(7,599)	74,019	17,524,393
Other assets and liabilities denominated in foreign currency	–	(84)	(338)	(40)	–

Net realized and unrealized gain (loss) on investments and foreign currency	692,662	16,308	(51,157)	233,644	20,460,058

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$673,571	$100,049	$(13,902)	$290,823	$21,084,409
82 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Select Fund I – Investment Class
†2013	$17.40	$(0.04)	$1.21	$1.17	$–	$–	$–	$–	$–	$18.57	6.72%[1]	$43,595	1.15%[2]	1.15%[2]	1.15%[2]	(0.39)%[2]	30%
2012	16.93	0.31	1.95	2.26	(0.30)	(1.49)	–	(1.79)	–	17.40	13.68	49,856	0.00	0.00	0.00	1.68	54
2011	20.32	(0.16)	(0.67)	(0.83)	–	(2.56)	–	(2.56)	–	16.93	(3.61)	47,345	1.45	1.45	1.45	(0.78)	63
2010	17.42	(0.23)	3.39	3.16	–	(0.26)	–	(0.26)	–	20.32	18.15	58,788	2.37	2.37	2.37	(1.26)	49
2009	12.59	0.15	4.83	4.98	(0.15)	–	–	(0.15)	–	17.42	39.59	33,896	0.01	0.01	0.01	1.28	80
2008	18.20	0.19	(4.93)	(4.74)	(0.16)	(0.71)	–	(0.87)	–	12.59	(25.91)	17,480	0.08	0.08	0.08	1.25	116
Royce Micro-Cap Discovery Fund – Service Class
†2013	$5.23	$(0.02)	$0.66	$0.64	$–	$–	$–	$–	$–	$5.87	12.24%[1]	$5,151	2.47%[2]	2.47%[2]	1.49%[2]	(0.64)%[2]	34%
2012	5.12	0.04	0.12	0.16	(0.05)	–	–	(0.05)	–	5.23	3.10	4,468	2.94	2.94	1.49	0.85	87
2011	5.24	(0.04)	(0.09)	(0.13)	(0.00)	–	–	(0.00)	0.01	5.12	(2.24)	3,621	2.99	2.99	1.49	(0.71)	72
2010	4.38	(0.01)	0.87	0.86	–	–	–	–	–	5.24	19.63	3,637	3.04	3.04	1.49	(0.19)	105
2009	3.48	(0.01)	0.91	0.90	–	–	–	–	–	4.38	25.86	2,910	3.56	3.56	1.49	(0.30)	13
2008	5.85	(0.01)	(2.06)	(2.07)	–	(0.30)	–	(0.30)	–	3.48	(35.07)	2,332	2.77	2.77	1.49	(0.22)	63
Royce Financial Services Fund – Service Class
†2013	$6.83	$0.04	$1.25	$1.29	$–	$–	$–	$–	$–	$8.12	18.89%[1]	$27,517	1.78%[2]	1.78%[2]	1.49%[2]	0.91%[2]	3%
2012	5.71	0.10	1.08	1.18	(0.06)	–	–	(0.06)	–	6.83	20.72	16,888	1.87	1.87	1.49	1.53	26
2011	6.50	0.05	(0.78)	(0.73)	(0.06)	–	–	(0.06)	–	5.71	(11.29)	14,096	1.84	1.84	1.49	0.73	23
2010	5.57	0.07	0.96	1.03	(0.10)	–	–	(0.10)	–	6.50	18.45	14,688	1.94	1.94	1.49	1.14	16
2009	4.25	0.04	1.31	1.35	(0.04)	–	–	(0.04)	0.01	5.57	32.13	13,525	2.06	2.06	1.49	0.90	34
2008	6.71	0.07	(2.46)	(2.39)	(0.05)	(0.03)	–	(0.08)	0.01	4.25	(35.37)	9,553	2.35	2.34	1.49	1.85	48
Royce Select Fund II – Investment Class
†2013	$10.68	$0.09	$0.59	$0.68	$–	$–	$–	$–	$–	$11.36	6.37%[1]	$4,391	0.03%[1]	0.03%[1]	0.03%[1]	0.75%[1]	80%
2012	9.95	0.20	1.19	1.39	(0.17)	(0.49)	–	(0.66)	–	10.68	14.23	3,620	0.19	0.19	0.19	1.86	123
2011	13.90	(0.01)	(2.04)	(2.05)	–	(1.90)	–	(1.90)	–	9.95	(14.35)	3,420	1.29	1.29	1.29	(0.09)	153
2010	11.62	(0.18)	2.60	2.42	(0.00)	(0.15)	–	(0.15)	0.01	13.90	20.96	5,141	2.77	2.77	2.77	(1.47)	126
2009	7.02	0.03	4.64	4.67	(0.07)	–	–	(0.07)	–	11.62	66.58	4,109	0.67	0.67	0.67	0.53	114
2008	10.66	0.09	(3.65)	(3.56)	(0.08)	–	–	(0.08)	–	7.02	(33.37)	1,698	0.24	0.24	0.24	0.98	268
Royce Global Select Long/Short Fund – Investment Class
†2013	$17.04	$0.23	$(1.79)	$(1.56)	$–	$–	$–	$–	$–	$15.48	(9.15)%[1]	$10,636	0.22%[1]	0.22%[1]	0.22%[1]	1.37%[1]	81%
2012	15.38	0.47	1.68	2.15	(0.49)	–	–	(0.49)	–	17.04	14.02	20,959	0.57	0.57	0.57	2.57	77
2011	19.89	0.25	(3.83)	(3.58)	(0.25)	(0.70)	–	(0.95)	0.02	15.38	(17.77)	22,507	0.98	0.98	0.98	1.46	45
2010	14.97	(0.26)	5.22	4.96	(0.05)	–	–	(0.05)	0.01	19.89	33.21	16,355	3.48	3.48	3.48	(1.55)	80
2009	9.76	0.18	5.27	5.45	(0.26)	–	–	(0.26)	0.02	14.97	56.11	9,117	0.00	0.00	0.00	1.55	85
2008	15.01	0.23	(5.40)	(5.17)	–	(0.09)	–	(0.09)	0.01	9.76	(34.39)	6,049	0.50	0.50	0.50	1.75	41

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 83

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce European Smaller-Companies Fund – Service Class
†2013	$10.37	$0.10	$0.13	$0.23	$–	$–	$–	$–	$0.01	$10.61	2.31%[1]	$18,569	2.14%[2]	2.14%[2]	1.69%[2]	1.94%[2]	27%
2012	8.50	0.14	1.88	2.02	(0.15)	–	–	(0.15)	–	10.37	23.83	15,854	2.13	2.13	1.69	1.29	22
2011	10.79	0.10	(2.31)	(2.21)	(0.10)	–	–	(0.10)	0.02	8.50	(20.32)	15,918	2.09	2.09	1.69	0.95	36
2010	8.06	0.03	2.79	2.82	(0.10)	–	–	(0.10)	0.01	10.79	35.20	15,369	2.57	2.57	1.69	0.70	32
2009	5.19	0.06	2.93	2.99	(0.12)	–	–	(0.12)	–	8.06	57.69	6,887	3.21	3.21	1.69	1.11	51
2008	10.14	0.22	(4.95)	(4.73)	(0.23)	–	–	(0.23)	0.01	5.19	(46.38)	4,044	2.74	2.72	1.69	2.22	88
Royce Enterprise Select Fund – Investment Class
†2013	$10.36	$(0.03)	$1.22	$1.19	$–	$–	$–	$–	$–	$11.55	11.49%[1]	$1,995	3.48%[2]	3.48%[2]	1.24%[2]	(0.49)%[2]	77%
2012	9.88	0.02	1.51	1.53	(0.00)	(1.05)	–	(1.05)	–	10.36	15.68	1,299	0.98 [2]	0.98 [2]	0.81 [2]	0.18 [2]	127
2011	10.43	(0.04)	0.09	0.05	–	(0.60)	–	(0.60)	–	9.88	0.66	1,123	1.31	1.31	1.31	(0.42)	136
2010	8.95	0.05	1.49	1.54	(0.06)	–	–	(0.06)	–	10.43	17.22	1,158	0.70	0.70	0.70	0.50	166
2009	7.33	0.07	1.62	1.69	(0.07)	–	–	(0.07)	–	8.95	23.13	1,150	0.03	0.03	0.03	0.88	415
2008	10.04	0.13	(2.80)	(2.67)	(0.12)	(0.02)	–	(0.14)	0.10	7.33	(25.53)	917	0.28	0.28	0.28	1.48	764
Royce SMid-Cap Value Fund – Service Class
†2013	$11.66	$0.01	$0.55	$0.56	$–	$–	$–	$–	$–	$12.22	4.80%[1]	$10,625	2.03%[2]	2.03%[2]	1.35%[2]	0.14%[2]	17%
2012	10.10	(0.00)	1.55	1.55	–	–	–	–	0.01	11.66	15.45	11,140	1.90	1.90	1.35	(0.03)	46
2011	11.44	(0.06)	(1.27)	(1.33)	(0.02)	–	–	(0.02)	0.01	10.10	(11.57)	10,327	1.95	1.95	1.49	(0.54)	54
2010	9.08	(0.03)	2.39	2.36	–	–	–	–	–	11.44	25.99	6,195	2.40	2.40	1.49	(0.26)	126
2009	7.06	(0.01)	2.03	2.02	(0.01)	–	–	(0.01)	0.01	9.08	28.75	7,365	2.03	2.03	1.49	(0.20)	216
2008	9.99	0.02	(2.96)	(2.94)	(0.01)	–	–	(0.01)	0.02	7.06	(29.27)	14,059	2.05	2.04	1.49	0.31	397
Royce Focus Value Fund – Service Class [a]
†2013	$14.74	$0.01	$0.64	$0.65	$–	$–	$–	$–	$–	$15.39	4.41%[1]	$9,964	1.99%[2]	1.99%[2]	1.35%[2]	0.20%[2]	85%
2012	13.75	0.06	1.20	1.26	(0.27)	(0.00)	–	(0.27)	–	14.74	9.20	8,875	2.05	2.05	1.35	0.35	21
2011	16.59	(0.05)	(2.25)	(2.30)	–	(0.54)	–	(0.54)	–	13.75	(13.88)	8,727	1.97	1.97	1.49	(0.31)	25
2010	14.82	(0.06)	2.30	2.24	(0.06)	(0.41)	–	(0.47)	–	16.59	15.16	8,942	1.95	1.95	1.49	(0.32)	31
2009	10.00	0.00	5.31	5.31	(0.05)	(0.44)	–	(0.49)	–	14.82	53.27 [1]	4,796	2.97 [2]	2.97 [2]	1.49 [2]	0.17 [2]	21
Royce Partners Fund – Service Class [b]
†2013	$12.04	$0.05	$1.41	$1.46	$–	$–	$–	$–	$–	$13.50	12.13%[1]	$2,408	3.62%[2]	3.62%[2]	1.35%[2]	0.73%[2]	34%
2012	10.37	0.04	2.10	2.14	(0.01)	(0.46)	–	(0.47)	–	12.04	20.74	2,083	4.83	4.83	1.35	0.33	31
2011	13.15	(0.03)	(1.52)	(1.55)	(0.05)	(1.18)	–	(1.23)	–	10.37	(11.66)	1,682	4.25	4.25	1.49	(0.25)	44
2010	11.56	0.01	2.14	2.15	(0.16)	(0.41)	–	(0.57)	0.01	13.15	18.74	1,771	3.72	3.72	1.49	0.10	38
2009	10.00	(0.05)	1.61	1.56	–	–	–	–	–	11.56	15.60 [1]	1,501	5.27 [2]	5.27 [2]	1.49 [2]	(0.71)[2]	14
Royce Opportunity Select Fund – Investment Class [c]
†2013	$12.81	$(0.06)	$2.34	$2.28	$–	$–	$–	$–	$0.01	$15.10	17.88%[1]	$6,791	1.91%[2]	1.91%[2]	1.27%[2]	(0.80)%[2]	95%
2012	10.33	0.07	3.50	3.57	(0.13)	(0.96)	–	(1.09)	–	12.81	35.14	3,198	0.29 [2]	0.29 [2]	0.25 [2]	0.64 [2]	196
2011	12.99	0.01	(2.26)	(2.25)	(0.02)	(0.39)	–	(0.41)	–	10.33	(17.14)	2,102	1.14	1.14	1.14	0.08	299
2010	10.00	(0.43)	3.42	2.99	–	–	–	–	–	12.99	29.90 [1]	1,913	4.01 [1]	4.01 [1]	4.01 [1]	(3.79)[1]	95

84 | The Royce Funds 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Global Dividend Value Fund – Service Class [d]
†2013	$10.10	$0.11	$0.08	$0.19	$(0.06)	$–	$–	$(0.06)	$0.01	$10.24	1.97%[1]	$7,903	2.67%[2]		2.67%[2]		1.69%[2]		2.17%[2]		49%
2012	8.39	0.17	1.71	1.88	(0.17)	–	–	(0.17)	–	10.10	22.52	6,708	2.86		2.86		1.69		1.72		36
2011	10.00	0.08	(1.62)	(1.54)	(0.07)	(0.01)	–	(0.08)	0.01	8.39	(15.37)[1]	6,135	3.47	[2]	3.47	[2]	1.69	[2]	1.10	[2]	20
Royce International Micro-Cap Fund – Service Class [d]
†2013	$8.61	$0.07	$(0.12)	$(0.05)	$–	$–	$–	$–	$0.01	$8.57	(0.46)%[1]	$4,041	3.47%[2]		3.47%[2]		1.69%[2]		1.63%[2]		25%
2012	7.72	0.13	0.92	1.05	(0.16)	–	–	(0.16)	–	8.61	13.59	4,603	3.90		3.90		1.69		1.63		62
2011	10.00	0.10	(2.26)	(2.16)	(0.12)	–	(0.01)	(0.13)	0.01	7.72	(21.51)[1]	3,572	3.92	[2]	3.92	[2]	1.69	[2]	1.08	[2]	71
Royce International Premier Fund – Service Class [d]
†2013	$10.01	$0.09	$0.37	$0.46	$–	$–	$–	$–	$–	$10.47	4.60%[1]	$6,990	2.69%[2]		2.69%[2]		1.69%[2]		1.65%[2]		16%
2012	8.26	0.12	1.81	1.93	(0.18)	–	–	(0.18)	–	10.01	23.40	6,444	3.54		3.54		1.69		1.18		103
2011	10.00	0.05	(1.73)	(1.68)	(0.06)	(0.00)	(0.01)	(0.07)	0.01	8.26	(16.75)[1]	4,090	3.77	[2]	3.77	[2]	1.69	[2]	0.67	[2]	42
Royce Special Equity Multi-Cap Fund – Investment Class [e]
†2013	$11.64	$0.06	$2.03	$2.09	$–	$–	$–	$–	$–	$13.73	17.96%[1]	$50,209	1.15%[2]		1.15%[2]		1.14%[2]		1.01%[2]		20%
2012	11.54	0.12	0.22	0.34	(0.14)	(0.10)	–	(0.24)	–	11.64	3.00 [1]	34,375	1.19	[2]	1.19	[2]	1.16	[2]	1.55	[2]	14
Royce Special Equity Multi-Cap Fund – Service Class [f]
†2013	$11.68	$0.05	$2.03	$2.08	$–	$–	$–	$–	$–	$13.76	17.81%[1]	$63,074	1.55%[2]		1.55%[2]		1.38%[2]		0.76%[2]		20%
2012	10.64	0.13	1.10	1.23	(0.09)	(0.10)	–	(0.19)	–	11.68	11.62	43,690	1.51		1.51		1.36		1.15		14
2011	10.00	0.06	0.65	0.71	(0.06)	(0.02)	–	(0.08)	0.01	10.64	7.20 [1]	36,811	1.97	[2]	1.97	[2]	1.39	[2]	1.45	[2]	5
Royce Special Equity Multi-Cap Fund – Institutional Class [g]
†2013	$11.64	$0.07	$2.03	$2.10	$–	$–	$–	$–	$–	$13.74	18.04%[1]	$45,896	1.10%[2]		1.10%[2]		1.04%[2]		1.08%[2]		20%
2012	11.83	0.10	(0.03)	0.07	(0.16)	(0.10)	–	(0.26)	–	11.64	0.61 [1]	30,905	1.21	[2]	1.21	[2]	1.04	[2]	1.76	[2]	14

†	Six months ended June 30, 2013 (unaudited).
[1]	Not annualized
[2]	Annualized
[a]	The Fund commenced operations on March 2, 2009.
[b]	The Fund commenced operations on April 28, 2009.
[c]	The Fund commenced operations on September 1, 2010.
[d]	The Fund commenced operations on January 3, 2011.
[e]	The Class commenced operations on March 1, 2012.
[f]	The Class commenced operations on January 3, 2011.
[g]	The Class commenced operations on April 18, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Semiannual Report to Shareholders | 85

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Select Fund I, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce Select Fund II, Royce Global Select Long/Short Fund, Royce European Smaller-Companies Fund, Royce Enterprise Select Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Opportunity Select Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund, Royce International Premier Fund and Royce Special Equity Multi-Cap Fund (the “Fund” or “Funds”), are fifteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     At June 30, 2013, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Select Fund I	13%	Royce Focus Value Fund	77%
Royce Micro-Cap Discovery Fund	49%	Royce Partners Fund	78%
Royce Select Fund II	41%	Royce Opportunity Select Fund	41%
Royce Global Select Long/Short Fund	26%	Royce Global Dividend Value Fund	14%
Royce Enterprise Select Fund	57%	Royce International Micro-Cap Fund	26%
Royce SMid-Cap Value Fund	41%	Royce International Premier Fund	21%

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) or at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2013. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

86 | The Royce Funds 2013 Semiannual Report to Shareholders

Valuation of Investments (continued):
	Level 1	Level 2	Level 3	Total
Royce Select Fund I
Common Stocks	$40,905,950	$–	$–	$40,905,950
Cash Equivalents	–	2,801,000	–	2,801,000
Royce Micro-Cap Discovery Fund
Common Stocks	4,971,433	–	–	4,971,433
Cash Equivalents	–	170,000	–	170,000
Royce Financial Services Fund
Common Stocks	23,103,015	–	–	23,103,015
Cash Equivalents	–	5,045,000	–	5,045,000
Royce Select Fund II
Common Stocks	3,949,241	–	–	3,949,241
Cash Equivalents	–	628,000	–	628,000
Royce Global Select Long/Short Fund
Common Stocks	12,458,609	–	–	12,458,609
Cash Equivalents	–	315,000	–	315,000
Royce European Smaller-Companies Fund
Common Stocks	17,838,664	–	–	17,838,664
Cash Equivalents	–	257,000	–	257,000
Royce Enterprise Select Fund
Common Stocks	1,458,430	–	–	1,458,430
Fixed Income	49,725	–	–	49,725
Cash Equivalents	–	516,000	–	516,000
Royce SMid-Cap Value Fund
Common Stocks	9,289,331	–	–	9,289,331
Cash Equivalents	–	1,338,000	–	1,338,000
Royce Focus Value Fund
Common Stocks	9,154,623	–	–	9,154,623
Fixed Income	126,752	–	–	126,752
Cash Equivalents	–	1,033,000	–	1,033,000
Royce Partners Fund
Common Stocks	2,250,405	–	–	2,250,405
Cash Equivalents	–	161,000	–	161,000
Royce Opportunity Select Fund
Common Stocks	6,966,344	–	–	6,966,344
Cash Equivalents	–	269,000	–	269,000
Royce Global Dividend Value Fund
Common Stocks	7,449,870	–	–	7,449,870
Cash Equivalents	–	627,000	–	627,000
Royce International Micro-Cap Fund
Common Stocks	3,890,576	–	529	3,891,105
Cash Equivalents	–	137,000	–	137,000
Royce International Premier Fund
Common Stocks	6,941,731	–	–	6,941,731
Royce Special Equity Multi-Cap Fund
Common Stocks	153,504,004	–	–	153,504,004
Cash Equivalents	–	6,610,000	–	6,610,000

Short positions:
	Level 1	Level 2	Level 3	Total
Royce Select Fund II
Common Stocks	$(117,094)	$–	$–	$(117,094)
Fixed Income	(27,610)	–	–	(27,610)
Royce Global Select Long/Short Fund
Common Stocks	(2,174,493)	–	–	(2,174,493)
Royce Opportunity Select Fund
Common Stocks	(667,330)	–	–	(667,330)

The Royce Funds 2013 Semiannual Report to Shareholders | 87

Notes to Financial Statements (unaudited) (continued)

Valuation of Investments (continued):

For the six months ended June 30, 2013, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Funds recognize transfers between levels as of the end of the reporting period. At June 30, 2013, the following Funds had securities transfer from Level 2 to Level 1 within the fair value hierarchy:

	Transfers from Level 2		Transfers from Level 2
	to Level 1		to Level 1
Royce Select Fund I	$1,230,522	Royce SMid-Cap Value Fund	$2,011,627
Royce Financial Services Fund	4,334,488	Royce Focus Value Fund	700,295
Royce Select Fund II	676,512	Royce Partners Fund	318,582
Royce Global Select Long/Short Fund	9,985,200	Royce Global Dividend Value Fund	4,602,093
Royce European Smaller-Companies Fund	14,009,358	Royce International Micro-Cap Fund	3,179,332
Royce Enterprise Select Fund	15,847	Royce International Premier Fund	6,049,376

Level 3 Reconciliation:
		Realized and Unrealized
	Balance as of 12/31/12	Gain (Loss)[1]	Balance as of 6/30/13
Royce International Micro-Cap Fund
Common Stocks	$2,184	$(1,655)	$529
[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Short Sales:
     The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Securities Lending:
     The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Global Dividend Value Fund pays any dividends from net investment income quarterly and makes any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

88 | The Royce Funds 2013 Semiannual Report to Shareholders

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
      The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 11, 2014. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2013.

Capital Share Transactions (in dollars):
			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12

Royce Select Fund I
Investment Class	$3,061,624	$5,074,208	$–	$4,672,287	$(12,602,504)	$(8,680,161)	$(9,540,880)	$1,066,334

Royce Micro-Cap Discovery Fund
Service Class	540,572	1,050,076	–	37,994	(420,440)	(361,057)	120,132	727,013

Royce Financial Services Fund
Service Class	9,670,740	4,612,568	–	149,100	(2,467,495)	(4,633,991)	7,203,245	127,677

Royce Select Fund II
Investment Class	815,496	6,284	–	215,961	(254,140)	(284,132)	561,356	(61,887)

Royce Global Select Long/Short Fund
Investment Class	415,741	748,210	–	574,715	(9,394,184)	(5,166,943)	(8,978,443)	(3,844,018)

Royce European Smaller-Companies Fund
Service Class	4,740,601	3,702,876	–	219,038	(2,342,600)	(7,085,115)	2,398,001	(3,163,201)

Royce Enterprise Select Fund
Investment Class	650,704	–	–	119,819	(100,000)	(590)	550,704	119,229

Royce SMid-Cap Value Fund
Service Class	388,676	4,410,001	–	–	(1,441,945)	(5,023,302)	(1,053,269)	(613,301)

Royce Focus Value Fund
Service Class	1,810,268	701,475	–	157,460	(1,092,403)	(1,353,002)	717,865	(494,067)

Royce Partners Fund
Service Class	129,212	128,126	–	76,833	(58,611)	(78,236)	70,601	126,723

Royce Opportunity Select Fund
Investment Class	3,314,076	352,527	–	227,344	(397,486)	(9,132)	2,916,590	570,739

Royce Global Dividend Value Fund
Service Class	1,810,457	1,477,197	45,287	109,376	(720,002)	(2,157,716)	1,135,742	(571,143)

Royce International Micro-Cap Fund
Service Class	832,175	1,435,544	–	78,472	(1,384,147)	(905,693)	(551,972)	608,323

The Royce Funds 2013 Semiannual Report to Shareholders | 89

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in dollars) (continued):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12

Royce International Premier Fund
Service Class	$851,955	$2,793,388	$–	$76,745	$(597,989)	$(1,375,047)	$253,966	$1,495,086

Royce Special Equity Multi-Cap Fund
Investment Class	11,167,783	36,724,835	–	653,344	(2,257,939)	(2,544,262)	8,909,844	34,833,917
Service Class	16,677,552	34,106,088	–	705,194	(5,090,578)	(32,520,070)	11,586,974	2,291,212
Institutional Class	9,125,101	30,548,000	–	674,111	(500,000)	(3,182)	8,625,101	31,218,929

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended	6/30/13	Period ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12

Royce Select Fund I
Investment Class	166,482	280,124	–	276,467	(684,201)	(488,288)	(517,719)	68,303

Royce Micro-Cap Discovery Fund
Service Class	96,831	210,468	–	7,462	(74,610)	(70,120)	22,221	147,810

Royce Financial Services Fund
Service Class	1,229,390	713,267	–	22,252	(316,352)	(729,615)	913,038	5,904

Royce Select Fund II
Investment Class	70,329	593	–	20,866	(22,837)	(26,289)	47,492	(4,830)

Royce Global Select Long/Short Fund
Investment Class	24,358	44,803	–	33,886	(566,881)	(312,018)	(542,523)	(233,329)

Royce European Smaller-Companies Fund
Service Class	437,264	388,293	–	21,926	(217,095)	(752,653)	220,169	(342,434)

Royce Enterprise Select Fund
Investment Class	56,579	–	–	11,724	(9,099)	(59)	47,480	11,665

Royce SMid-Cap Value Fund
Service Class	32,045	390,512	–	–	(118,050)	(457,720)	(86,005)	(67,208)

Royce Focus Value Fund
Service Class	118,453	48,418	–	10,988	(72,959)	(91,922)	45,494	(32,516)

Royce Partners Fund
Service Class	9,837	11,070	–	6,589	(4,497)	(6,930)	5,340	10,729

Royce Opportunity Select Fund
Investment Class	228,700	28,178	–	18,773	(28,638)	(754)	200,062	46,197

Royce Global Dividend Value Fund
Service Class	172,529	156,760	4,306	11,645	(68,742)	(235,478)	108,093	(67,073)

Royce International Micro-Cap Fund
Service Class	93,481	170,805	–	9,342	(156,926)	(108,278)	(63,445)	71,869

Royce International Premier Fund
Service Class	81,922	291,121	–	7,855	(57,640)	(150,814)	24,282	148,162

Royce Special Equity Multi-Cap Fund
Investment Class	875,389	3,113,219	–	56,659	(172,680)	(216,520)	702,709	2,953,358
Service Class	1,238,858	2,986,622	–	61,008	(396,646)	(2,765,871)	842,212	281,759
Institutional Class	726,100	2,597,051	–	58,422	(40,816)	(268)	685,284	2,655,205

90 | The Royce Funds 2013 Semiannual Report to Shareholders

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2014, is shown below to the extent that it impacted net expenses for the six months ended June 30, 2013. See the Prospectus for contractual waiver expiration dates.
     Effective September 28, 2012, Royce Select Fund I, Royce Select Fund II and Royce Global Select Long/Short Fund have a traditional management fee structure consistent with the other series of The Royce Fund. Previously, for its services and for paying certain other ordinary expenses, Royce received from each Fund a performance fee of 12.5% of each Fund’s pre-fee total return, subject to a high watermark test. Royce will waive its compensation for services provided by it under the new agreement until a respective Fund’s pre-fee cumulative return exceeds its pre-fee total return as of the day on which a fee was last accrued under its former Investment Advisory Agreement, and agrees to reimburse certain ordinary operating expenses as well. Royce Select Fund I reached its high watermark on January 2, 2013.

	Annual contractual	Committed net annual			Six months ended
	advisory fee as a	operating expense ratio cap			June 30, 2013
	percentage of	Investment	Service	Institutional	Net advisory	Advisory
	average net assets[1]	Class[2]	Class[2]	Class[2]	fees	fees waived
Royce Select Fund I	1.00%	N/A	N/A	N/A	$236,846	$–
Royce Micro-Cap Discovery Fund	1.00%	N/A	1.49%	N/A	403	24,046
Royce Financial Services Fund	1.00%	N/A	1.49%	N/A	81,139	29,876
Royce Select Fund II	1.25%	1.49%	N/A	N/A	–	–
Royce Global Select Long/Short Fund	1.25%	1.49%	N/A	N/A	–	–
Royce European Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	73,432	41,886
Royce Enterprise Select Fund	1.00%	1.24%	N/A	N/A	–	7,524
Royce SMid-Cap Value Fund	1.00%	N/A	1.35%	N/A	18,033	37,626
Royce Focus Value Fund	1.00%	N/A	1.35%	N/A	16,982	29,624
Royce Partners Fund	1.00%	N/A	1.35%	N/A	–	11,550
Royce Opportunity Select Fund	1.00%	1.24%	N/A	N/A	8,723	15,046
Royce Global Dividend Value Fund	1.25%	N/A	1.69%	N/A	10,466	37,667
Royce International Micro-Cap Fund	1.30%	N/A	1.69%	N/A	–	29,684
Royce International Premier Fund	1.25%	N/A	1.69%	N/A	9,588	33,685
Royce Special Equity Multi-Cap Fund	1.00%	N/A	1.39%	1.04%	662,007	4,971

[1]
From a base annual rate of 1.00% (1.25% for Royce Select Fund II, Royce Global Select Long/Short Fund, Royce European Smaller-Companies Fund, Royce Global Dividend Value Fund and Royce International Premier Fund; 1.30% for Royce International Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds are reduced by the indicated amount at the following breakpoints applicable to a Fund's net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.

[2]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses, dividends on securities sold short and other expenses related to short sales.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Six months ended June 30, 2013
	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Micro-Cap Discovery Fund – Service Class	0.25%	$6,112	$–
Royce Financial Services Fund – Service Class	0.25%	25,534	2,220
Royce European Smaller-Companies Fund – Service Class	0.25%	23,064	–
Royce SMid-Cap Value Fund – Service Class	0.25%	13,915	–
Royce Focus Value Fund – Service Class	0.25%	11,652	–
Royce Partners Fund – Service Class	0.25%	2,888	–
Royce Global Dividend Value Fund – Service Class	0.25%	9,627	–
Royce International Micro-Cap Fund – Service Class	0.25%	5,480	228
Royce International Premier Fund – Service Class	0.25%	7,616	1,039
Royce Special Equity Multi-Cap Fund – Service Class	0.25%	57,873	5,032

The Royce Funds 2013 Semiannual Report to Shareholders | 91

Notes to Financial Statements (unaudited) (continued)

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2013, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales
Royce Select Fund I	$13,404,341	$22,185,462	$–	$–
Royce Micro-Cap Discovery Fund	1,767,857	1,566,255	–	–
Royce Financial Services Fund	4,083,658	580,571	–	–
Royce Select Fund II	2,303,751	2,028,646	571,710	660,257
Royce Global Select Long/Short Fund	3,083,802	8,697,263	1,668,519	6,437,936
Royce European Smaller-Companies Fund	7,367,738	4,750,395	–	–
Royce Enterprise Select Fund	1,215,417	914,586	–	–
Royce SMid-Cap Value Fund	1,660,685	3,218,080	–	–
Royce Focus Value Fund	8,007,335	7,727,916	–	–
Royce Partners Fund	741,975	768,041	–	–
Royce Opportunity Select Fund	5,683,177	2,474,952	1,608,276	1,440,908
Royce Global Dividend Value Fund	4,353,881	3,496,235	–	–
Royce International Micro-Cap Fund	1,079,673	1,489,640	–	–
Royce International Premier Fund	1,653,687	1,049,494	–	–
Royce Special Equity Multi-Cap Fund	56,010,314	25,647,195	–	–

Class Specific Expenses:
     Class specific expenses, for Funds with multiple classes, were as follows for the six months ended June 30, 2013:

							Class Level
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Special Equity Multi-Cap Fund –
Investment Class	$–	$7,680	$6,364	$7,487	$(2)	$21,529	$–
Royce Special Equity Multi-Cap Fund –
Service Class	57,873	32,035	23,291	7,582	(20)	120,761	35,582
Royce Special Equity Multi-Cap Fund –
Institutional Class	–	3,192	100	7,194	–	10,486	10,486
	57,873	42,907	29,755	22,263	(22)		46,068

Tax Information:
     At June 30, 2013, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Select Fund I	$36,443,066	$7,263,884	$8,240,090	$976,206
Royce Micro-Cap Discovery Fund	4,620,517	520,916	740,384	219,468
Royce Financial Services Fund	23,107,860	5,040,155	6,525,501	1,485,346
Royce Select Fund II	4,168,482	264,055	507,712	243,657
Royce Global Select Long/Short Fund	11,823,176	(1,224,060)	1,460,264	2,684,324
Royce European Smaller-Companies Fund	17,831,476	264,188	2,174,671	1,910,483
Royce Enterprise Select Fund	1,887,948	136,207	152,283	16,076
Royce SMid-Cap Value Fund	10,068,136	559,195	1,693,673	1,134,478
Royce Focus Value Fund	8,871,691	1,442,684	1,702,828	260,144
Royce Partners Fund	2,024,091	387,314	449,425	62,111
Royce Opportunity Select Fund	5,831,088	736,926	985,210	248,284
Royce Global Dividend Value Fund	8,138,093	(61,223)	738,803	800,026
Royce International Micro-Cap Fund	4,340,151	(312,046)	370,623	682,669
Royce International Premier Fund	6,558,017	383,714	741,044	357,330
Royce Special Equity Multi-Cap Fund	139,050,610	21,063,394	21,128,328	64,934

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

92 | The Royce Funds 2013 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2013, and held for the entire six-month period ended June 30, 2013. Service Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2013, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)
	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/13	6/30/13	Period[1]	1/1/13	6/30/13	Period[1]	Ratio[2]
Investment Class
Royce Select Fund I	$1,000.00	$1,067.24	$5.89	$1,000.00	$1,019.09	$5.76	1.15%
Royce Select Fund II	1,000.00	1,063.67	7.62	1,000.00	1,017.41	7.45	1.49
Royce Global Select
Long/Short Fund	1,000.00	908.45	7.05	1,000.00	1,017.41	7.45	1.49
Royce Enterprise Select Fund	1,000.00	1,114.86	6.50	1,000.00	1,018.65	6.21	1.24
Royce Opportunity Select Fund	1,000.00	1,178.77	6.86	1,000.00	1,018.50	6.36	1.27
Royce Special Equity
Multi-Cap Fund	1,000.00	1,179.55	6.16	1,000.00	1,019.14	5.71	1.14

Service Class

Royce Micro-Cap Discovery Fund	1,000.00	1,122.37	7.84	1,000.00	1,017.41	7.45	1.49
Royce Financial Services Fund	1,000.00	1,188.87	8.09	1,000.00	1,017.41	7.45	1.49
Royce European Smaller-
Companies Fund	1,000.00	1,023.14	8.48	1,000.00	1,016.41	8.45	1.69
Royce SMid-Cap Value Fund	1,000.00	1,048.03	6.86	1,000.00	1,018.10	6.76	1.35
Royce Focus Value Fund	1,000.00	1,044.10	6.84	1,000.00	1,018.10	6.76	1.35
Royce Partners Fund	1,000.00	1,121.26	7.10	1,000.00	1,018.10	6.76	1.35
Royce Global Dividend
Value Fund	1,000.00	1,019.65	8.46	1,000.00	1,016.41	8.45	1.69
Royce International
Micro-Cap Fund	1,000.00	995.35	8.36	1,000.00	1,016.41	8.45	1.69
Royce International
Premier Fund	1,000.00	1,045.95	8.57	1,000.00	1,016.41	8.45	1.69
Royce Special Equity
Multi-Cap Fund	1,000.00	1,178.08	7.45	1,000.00	1,017.95	6.90	1.38

Institutional Class

Royce Special Equity
Multi-Cap Fund	1,000.00	1,180.41	5.62	1,000.00	1,019.64	5.21	1.04

[1]
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).

[2]
Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year. For Royce Select Fund II and Royce Global Select Long/Short Fund, the committed net annual operating expense ratio caps under the new Investment Advisory Agreement are used to derive figures in the table.

The Royce Funds 2013 Semiannual Report to Shareholders | 93

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1, President
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer, and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Patricia W. Chadwick, Trustee
Age: 64 | Number of Funds Overseen: 34 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 75 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 71 | Number of Funds Overseen: 48 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 67 | Number of Funds Overseen: 48 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 61 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 55 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 51 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 46 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer, and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 53 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

94 | The Royce Funds 2013 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements

At meetings held on June 11-12, 2013, the Board of Trustees of The Royce Fund (the “Board”), including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund (“TRF”) relating to each of Royce Select Fund I, Royce Select Fund II, Royce Global Select Long/Short Fund, Royce Enterprise Select Fund, Royce Opportunity Select Fund, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Special Equity Multi-Cap Fund, Royce European Smaller-Companies Fund, Royce Global Dividend Fund, Royce International Micro-Cap Fund, and Royce International Premier Fund (each, a “Fund” and collectively, the “Funds”). In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives, payments made to affiliates of R&A, as well as payments made by R&A, relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

The nature, extent and quality of services provided by R&A:
The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds pursuant to the Administration Agreement between R&A and RCF which went into effect on January 1, 2008 and the methodology used by R&A in allocating the compensation paid to certain R&A personnel and other administrative expenses to the Funds under that agreement. The trustees determined that the services to be provided to the Funds by R&A would be the same as those that R&A previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A:
In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. Except as described below, each of the Funds with 3 or more years of performance fell in the 1st or 2nd quartile within its Morningstar category and the small-cap universe for the 3-year, 5-year and 10-year periods ended December 31, 2012.
     The Sharpe Ratio for Royce Micro-Cap Discovery Fund (“RDF”) fell in the 4th quartile for the 3-year and 5-year periods as compared with its Small Blend category as selected by Morningstar. The Board noted the impact of the addition of an active management component layered onto RDF’s quantitative structure in August 2010. The Board also noted that, other than a net 31 basis point fee received in 2007, R&A has not received a management fee on RDF since its 2003 inception. Royce SMid-Cap Value Fund’s (“RSV”), Royce Select Fund I’s (“RSI”), Royce Focus Value Fund’s (“RFV”) and Royce Partners Fund’s (“RPF”) Sharpe Ratios fell in the 4th quartile for the 3-year period within each Fund’s Morningstar category. This was attributable in part to RSV’s and RFV’s significant overweighting in materials, particularly metals and mining companies, and RSI’s and RPF’s focus on companies with low leverage and solid balance sheets contributing to lagging performance. In addition to each Fund’s risk-adjusted performance, the trustees also reviewed and considered each Fund’s absolute total returns, down market performance and for the Funds

The Royce Funds 2013 Semiannual Report to Shareholders | 95

in existence for such periods, long-term performance records over periods of 10 years or longer. The Board noted that Royce Opportunity Select Fund (“ROS”), Royce International Micro-Cap (“RMI”), Royce International Premier (“RIP”), Royce Global Dividend Value (“RGD”) and Royce Special Equity Multi-Cap Funds (“RSM”) have less than 3 years of performance. R&A’s general process of investing net inflows over longer periods of time led to larger cash positions and market lagging performance for most of these newer funds in their initial periods of operation.
     The Board also considered it important to look beyond the current snapshot of performance as of December 31, 2012 and therefore examined extended performance histories for each series with 3 years or more since its inception using monthly rolling average return periods through March 31, 2013.
     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which had outperformed their benchmark indexes and their competitors over longer-term periods. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing mid-cap, small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for each Fund and concluded that each of Fund’s performance supported the continuation of its Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with each Fund:
The trustees considered the cost of the services provided by R&A and the profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees noted that at times R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:
The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees concluded that the current fee structure for each Fund was reasonable and that shareholders sufficiently participated in economies of scale.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:
The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees also considered each Fund’s administrative, sub-transfer agent, and transfer agent expenses. The net expense ratios for RDF, RSV, RFV, and RPF ranked within the first or second quartile among their peers, as selected by Morningstar. It was noted that most of Royce European Smaller-Companies Fund’s and RGD’s peers are in large-cap style boxes per the Morningstar data. After taking into consideration that the level of work necessary to invest in small-cap international securities is significantly greater than that necessary to invest in larger-cap securities, the trustees noted that the basis point differentials in management fees, which give rise to the generally higher expense ratios, were appropriate for these Funds. It was also noted that 33% of the peers for RMI and RIP, as selected by Morningstar, do not have 12b-1 fees. Despite having no 12b-1 fees, these peers were selected because of their comparable investment market-cap ranges (RMI is, however, the only micro-cap fund in the peer group). The average 12b-1 fees for the peer group is 15 basis points, and the 10 basis point difference between that average and the Funds’ 25 basis point 12b-1 fee accounts for the majority of the differential in net expenses for these Funds. RSM’s expense ratio fell in the 3rd quartile within its peer group as selected by Morningstar, 14 basis points higher than its peer group median. It was noted that RSM’s focus on smaller-cap issuers caused its weighted average market capitalization to be the 4th lowest of its peer group.
     The trustees noted that R&A has waived advisory fees for numerous series of TRF in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The trustees also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each of the Funds’ advisory fees compared favorably to these other accounts.
     It was noted that no single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of considerations and conclusions discussed above, the entire Board, including all the non-interested trustees, determined to approve the continuation of the existing Investment Advisory Agreements, concluding that a contract continuation on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

96 | The Royce Funds 2013 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2013, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2013 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
    All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The returns for the Russell 2500—Financial Services Sector represent those of the financial services companies within the Russell 2500 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Russell Europe Small Cap Index is an index of European small-cap stocks. The CBOE Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 Stock Index option prices. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.
    The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
    Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Royce Funds may invest up to 25% (100% for Royce Global Select Long/Short Fund, Select Fund II, European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Fund, 35% of Focus Value, Partners, Financial Services and SMid-Cap Value Funds, 10% of Select Fund I and 5% of Special Equity Fund) of their respective assets in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Royce Select I, Select II, Global Select Long/Short, Enterprise Select, and Opportunity Select Funds may sell securities short which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales present unlimited risk on an individual stock basis since the Fund may be required to buy security sold short at a time when the security has appreciated in value. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
   This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2013 Semiannual Report to Shareholders | 97

2013 In Quotes

It’s not during up years that great investment track records are made. – Charles de Vaulx, International Value Advisers, The Art of Value Investing

Points to Ponder
The reversion-to-the-mean effect shows up most over longer periods. Investors selecting a sector on the basis of its prior five-year performance would have earned much higher returns over the following five years by selecting the worst-performing sector than the best. The gap is more than 30 percentage points. In the long term it pays to be contrarian.
– The Economist, January 12, 2013

Supply will be constrained, and demand will be strong, coming from corporate buyers and individual and institutional investors, who will begin to reallocate funds toward the equity market and out of bonds. There will be a great migration or great rotation, or whatever you want to call it. It will intensify as the year continues.
– Brian Rodgers, Barron’s, January 26, 2013

Active managers earn their fees building a long-term performance record through time arbitrage...Value investors succeed not by chasing relative returns, but by embracing the fundamentals of value investing, finding the strongest, highest-quality companies at the best possible prices.
– Chuck Royce, Barron’s, May 11, 2013

While absolute skill tends to improve, relative skill tends to become more uniform. In plain words, that means that the difference between the best and the average is less than what it used to be. So, the best hitter in baseball is closer to an average player today than was the case 50 years ago.
– Michael Mauboussin, Morningstar Advisor, April/May 2013

With interest rates at all-time lows, stocks continue to offer investors the best prospects.
– Jeremy J. Siegel, Kiplinger’s Personal Finance, June 2013

Throughout the post-World War II era, the average stock-market decline in a bear market is about 25% and lasts about 10 months. So the bear market that ended in March of ’09 was twice as severe as the average. Most bear markets are induced by economic contractions. During the average recession in the postwar period, real gross domestic product goes down 2% from peak to trough. The most recent recession was about twice as severe in magnitude, so you had a bear market twice as severe as the average bear market, and the market discounted twice as severe an economic contraction.
– Leon Cooperman, Barron’s, May 18, 2013

In Absolute Agreement
For any period of less than five years you are evaluating serendipity rather than skill.
– Bill Nygren, Kiplinger’s Personal Finance, March 2013

American business will do fine over time. And stocks will do well just as certainly, since their fate is tied to business performance. Periodic setbacks will occur, yes, but investors and managers are in a game that is heavily stacked in their favor. (The Dow Jones Industrials advanced from 66 to 11,497 in the 20th Century, a staggering 17,320% increase that materialized despite four costly wars, a Great Depression and many recessions. And don’t forget that shareholders received substantial dividends throughout the century as well.)
– Warren Buffett, Berkshire Hathaway 2013 annual report letter, March 1, 2013

Cocktail Conversation
Commodities are not an investment. An investment by definition is either current income or a stream of future income. When you buy a commodity, you have to be assuming that you are going to be able to sell it at a higher price to someone else, because it has no income. Thus, it is not investing—it is speculating.
– Barton Biggs, Diary of a Hedgehog

Many who abandoned equities in the “flight to safety” have begun to slowly migrate from cash and bonds to high dividend, low volatility stocks, and very recently, to more cyclical stocks. The timid move back into equities is in early stages with much money still on the sidelines, but flows could occur sporadically.
– Longleaf Partners Fund, First Quarter 2013 Report

 The Dow Jones Industrial Index has risen in 17 of the past 20 months, the longest such streak since 1951.
– Sandra Ward, Barron’s, June 1, 2013

Timeless Tidbits
When all is said and done, more is said than done.
– Lou Holtz

There are more fools among buyers than among sellers.
– Proverb

A creative man is motivated by the desire to achieve, not by the desire to beat others.
– Ayn Rand

Try not to become a man of success, but rather try to become a man of value.
– Albert Einstein

There are no secrets to success. It is the result of preparation, hard work, and learning from failure.
– Colin Powell

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

98 | This page is not part of the 2013 Semiannual Report to Shareholders

Making Headlines

At The Royce Funds, the integrity of our process and the reputation of our people are as important to us as the long-term performance of our portfolios, so it is always gratifying when the results of these three efforts are recognized in the wider world. Through the years, we have been fortunate enough to have a number of positive articles written about The Royce Funds, our firm, and our people, as well as opportunities to share our investment beliefs and approach. Below is a summary of several media mentions we received in the first half of this year.

June 26, 2013

Jay Kaplan Shares “The Case for Equities” with Investment News and Asset.tv
Moderating a comprehensive discussion on equities, host Evan Cooper gleaned insights on topics such as the current state of the market, interest rates, dividend stocks and bond proxies, Fed policy, the risks of investing in small-caps, diversified portfolios, gaining international exposure through small-cap portfolios, current investment opportunities, and more. When asked what advisors and investors should take away from the discussion, Jay responded, “There are three things we think about at The Royce Funds and have for a long time... and they are: always invest in companies with financial strength, try to invest in really good businesses—businesses that earn high returns on their capital—and the price you pay really matters, so be really careful about valuation and the price you pay.”

May 23, 2013

Chuck Royce in Barron’s “Willing to Wait”
“Right now, we’re working our way through a bubble of fear, a mirror to how it was in the 1990s, when we were in a bubble of greed,” said Co-CIO and President of The Royce Funds Chuck Royce in “Willing to Wait,” an article written by Jack Willoughby and published by Barron’s on May 11, 2013. “This market and the wide availability of credit rewards the overleveraged operations that have made excessive use of debt,” said Chuck. “It’s taken us awhile to understand the destructive effects of quantitative easing,” he added. Among the consequences of the Federal Reserve’s quantitative easing program—in addition to distorting stock value—have been investors’ preference for lower-quality companies, fixed-income securities, and passive management vehicles such as exchange-traded funds (ETFs) and index funds. However, while investor confidence can wax and wane quickly, playing a major role in the market’s direction, Chuck remains disciplined and sticks to his path. The article also looked closely at Chuck’s investment methodology, citing three companies that he currently likes.

May 9, 2013

Consuelo Mack WealthTrack:
Exclusive Interview with The Royce Funds’ “Great Investor”
On April 26, 2013, Co-CIO, President, and Portfolio Manager Chuck Royce was welcomed once again as a guest on Consuelo Mack WealthTrack. Introduced as a “small-company stock pioneer,” Chuck answered questions that revolved around his 40 years of experience investing in small-cap stocks, how the market has changed during his tenure, and the most important lessons he’s learned since enduring the bear market of the early- and mid-1970s, which include controlling risk, measuring performance by full market cycles, focusing on absolute returns (not comparisons to indexes), and maintaining a long-term investment discipline. “You have to suspend your fear in the short term in order to capture the long-term performance,” said Chuck. The interview also consisted of Chuck’s thoughts on the current market environment, small-caps as a distinct asset class, where Chuck is currently finding value, and avoiding the bandwagon while betting on quality.

April 15, 2013

The Wall Street Journal: Royce Special Equity Multi-Cap Among “Promising New Funds From Old Hands”
For many investors, distinguishing whether a new fund is either “promising” or “lucky” depends heavily on that manager’s experience and track record with other funds. Managed by Charlie Dreifus, Royce Special Equity Multi-Cap Fund was one of four portfolios mentioned in the Wall Street Journal’s April 7, 2013 article “Promising New Funds From Old Hands.” Author Javier Espinoza stated that, “Mr. Dreifus says he looks for companies that are inexpensive on an absolute basis, not just compared with the market or peers.” He added, “[Charlie] says his approach includes a ‘deep dive into the accounting’ of the companies.”

This page is not part of the 2013 Semiannual Report to Shareholders | 99

This page is intentionally left blank.

100 | This page is not part of the 2013 Semiannual Report to Shareholders

Searching for Super Small-Cap Companies Through the Macro Noise

Portfolio Manager and Principal Chris Clark offers insights into our disciplined, long-term investment process by emphasizing the role that contrarian thinking plays in our portfolios.

Watching Man of Steel on its opening weekend, the latest movie based on the iconic Superman comic books, I was struck by the fact that one “tail risk” not regularly appearing on the seemingly endless list of macroeconomic concerns is the possibility, however slight, that a well-armed villain from another galaxy might unexpectedly show up and wreak havoc on our sometimes peaceful and unprepared planet. It may be the one global catastrophe that we have not been warned about by market pundits.
   Without giving away the plot, let’s just say that some variation of this unlikely turn of events does indeed occur, and while the film made no reference to the impact this unfriendly visit had on financial markets (sadly for me), it’s no stretch to conclude that there would probably be more sellers than buyers during the initial period of panic and uncertainty.
   Not wanting to miss the full effects of this thriller, I convinced my wife and daughters to see the movie in IMAX 3D. In hindsight, this was probably not a great call on my part. To say that the whole experience overwhelmed the senses understates the continuous visual and audio assault that exhausted more than it entertained several moviegoers, my wife and youngest daughter included.
   Other viewers had a similar experience, with several congregating outside the theater doors also attempting to regain their lost senses. I was able to make it through to the ending but felt disoriented by the whole experience. It took several hours for the effects to fully wear off.
   Clearly the theater’s supersized viewing screen and deafening Dolby Surround Sound, combined with the movie’s exhilarating action and awesome 3-D imagery, had the desired effect of hijacking the senses. However, it also had the unintended consequence of numbing the viewer to the underlying plot.
   Although no one will pay hard-earned dollars to watch the action on trading floors or Ben Bernanke’s press conferences, the corollaries to today’s investment climate are otherwise surprisingly close. Systemic risks abound and while clearly different and (perhaps) less fantastic than those depicted in the movie, they are no less unsettling when followed to their potential conclusion.
   The most dramatic systemic risks imply the end of civilization due to natural resource exhaustion, civil strife over wealth disparity, wars over unpaid liabilities (people generally like to get paid back), and religious fanaticism. Of course, risks are one thing and outcomes can be entirely different—therein lies the true challenge for today’s would-be heroic investor.
   The prognostications from market pundits through the various media outlets are overwhelming and constant. Much like the IMAX 3-D experience, the extreme noise can make the underlying plot tough to discern. And weighing the probabilities of any outcome is another challenge entirely.
   One recent favorite of the pundits has been the inherently flawed eurozone currency structure. Another doomsday scenario centers on Japanese Prime Minister Shinzo Abe’s attempt to target inflation through extreme monetary and fiscal policies. A third recent view sees China struggling with demographic and environmental catastrophe while also facing an economic hard landing that will unleash massive social upheaval in the world’s most populous country. And there’s always the old favorite involving the respective pursuits of nuclear weapons by North Korea and Iran, as well as each nation’s stated goals of annihilating their adversaries (a list that often includes the U.S.).

   The investment team at Royce is often asked to weigh in on macroeconomic issues and while we oblige, somewhat reluctantly, we always offer the same caveat—our expertise is evaluating and understanding companies, their value, quality, and future prospects, not predicting economic, political, or strategic outcomes, especially those that resemble the plot of a summer blockbuster. For us, the multitude of variables that go into that type of analysis would cause sensory and intellectual overload. Even more importantly, we might miss the underlying story.
   This is important because we invest in companies, not headlines or economic statistics. Like the best-drawn movie characters, companies can be resilient and dynamic entities that more often than not self-determine their long-term success or failure. There is no question that macroeconomic factors provide relevant inputs. Yet from our perspective they are often far less important than investors believe.
   So whether or not the investment community decides to sell everything because chaos and destruction appear imminent is less of a concern to us than which companies look likely to survive, adapt, and ultimately grow stronger in whatever the aftermath. That is our business, and we are sticking with it. All that loud noise is like Kryptonite to us.

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

This page is not part of the 2013 Semiannual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $36 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for 40 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, four assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees, and shareholders share a common financial goal; our officers, employees, and their families currently have approximately $168 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce Infoline 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

Item 2.  Code(s) of Ethics.  Not applicable to this semi-annual report.

Item 3.   Audit Committee Financial Expert.   Not applicable to this semi-annual report.

Item 4.   Principal Accountant Fees and Services.   Not applicable to this semi-annual report.

Item 5.   Audit Committee of Listed Registrants.   Not Applicable.

Item 6.   Investments.
(a)  See Item 1.

(b)  Not Applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not Applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not Applicable

Item 10.   Submission of Matters to a Vote of Security Holders.  Not Applicable.

Item 11.   Controls and Procedures.

(a)  Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)  Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits.  Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/ Charles M. Royce
Charles M. Royce
President

Date: August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY: /s/ Charles M. Royce	BY: /s/ John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: August 28, 2013	Date: August 28, 2013